MORGAN STANLEY
VARIABLE INVESTMENT SERIES
ANNUAL REPORT
DECEMBER 31, 2002

Morgan Stanley Variable Investment Series
TABLE OF CONTENTS

Letter to the Shareholders.............................     1
Results of Special Meeting.............................    25
Portfolio of Investments:
    Money Market.......................................    26
    Limited Duration...................................    28
    Quality Income Plus................................    35
    High Yield.........................................    43
    Utilities..........................................    55
    Income Builder.....................................    58
    Dividend Growth....................................    63
    Global Dividend Growth.............................    66
    European Growth....................................    72
    Pacific Growth.....................................    76
    Equity.............................................    82
    S&P 500 Index......................................    86
    Global Advantage...................................    98
    Aggressive Equity..................................   104
    Information........................................   109
    Strategist.........................................   112
Financial Statements:
    Statements of Assets and Liabilities...............   122
    Statements of Operations...........................   125
    Statements of Changes in Net Assets................   128
Notes to Financial Statements..........................   140
Financial Highlights...................................   154
Independent Auditors' Report...........................   166
Trustee and Officer Information........................   167

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2002

Dear Shareholder:
As 2002 began, the U.S. economy was showing preliminary signs of emerging from recession. While this trend continued throughout the first half of the year, the quality of the data was uneven and the market environment remained extremely difficult overall. There were many crosscurrents in the market, with real and perceived negatives outweighing the positives. Corporate-governance issues, accounting irregularities and continuing evidence of fraud dominated the headlines. These factors, along with ongoing concern over terrorist attacks, the prospects of war with Iraq, further weakening of the economy and the lack of positive news from most companies, led to broad-based weakness. On a more positive note, at the macroeconomic level there were some encouraging signs of a potential turn toward economic growth and a possible near-term market bottom near the end of the period. The net result, however, was a weak market with weak stock fundamentals coupled with a pessimistic investor base, which led to a volatile and negative market environment.

Equity Overview
During 2002, domestic equities declined for a third straight year, the first time since 1939-41. Despite a rally during the fourth quarter, the Standard & Poor's 500 Index (S&P 500 Index) finished the year down more than 22 percent, its worst year since 1974. Growth stocks were particularly hard hit across the capitalization spectrum, and a weakness was especially pronounced in the traditional growth areas of technology, biotechnology and telecommunications services. The viability of many companies and even entire industry groups also came into question as seven of the 12 largest U.S. bankruptcies in history took place during the year, including WorldCom, the biggest ever. Weak corporate profits, a slew of earnings warnings and misses, and a lack of encouraging forward guidance also contributed to the market's pessimism, as did investor concern about geopolitical issues overseas, particularly in the Middle East. Nevertheless, the macroeconomic picture did show some signs of improvement, as evidenced by four consecutive quarters of GDP growth, and interest rates fell to their lowest levels in 40 years. However, concerns remained about the psychology of the consumer, especially in light of the unemployment levels, which hit an eight-year high of 6 percent, and a sharp rise in energy prices. In addition, investors continued to wait to participate in the market in hopes of the uptick in business spending that will likely be necessary to support a sustainable recovery.

Fixed-Income Overview
During the first quarter of 2002, expectations of stronger growth created upward pressure on U.S. Treasury rates. However, as confidence in corporate accounting and the economy faded, benchmark Treasury yields fell sharply. For the year, the five-year Treasury yield fell by 157 basis points, to 2.74 percent. Corporate

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2002 CONTINUED

security prices typically lagged, owing to doubts about the candor of corporate accounts and declining confidence about corporate outlooks. By the end of the year, Treasury yields were somewhat above their lows and corporate security prices had improved as confidence appeared to be reviving.

Yields for corporate and mortgage-backed securities were on the generous side at the beginning of the period. After the first of the major accounting scandals broke last year, the ensuing accounting problems became serialized as the period progressed. The mortgage market, which is virtually free from credit concerns, performed relatively well. In the corporate market, credits issued by companies thought to have employed questionable accounting practices performed poorly but other credits performed well. With several once well-regarded credits finding themselves in serious trouble, there was a cloud over the market. Falling equity prices contributed to the problem as firms with low levels of equity capital found borrowing to be increasingly restrictive.

International Overview
European equities finished in the red for the third straight year. The year started well, with investors hoping for recovery in corporate earnings and economic growth. Consumers were increasingly seen as the key to avoiding further losses in equity prices. Wall Street strategists were quick to remind the public that most previous bear markets had not had more than two years of consecutive negative performance. However, as time passed it became increasingly clear that an upturn in corporate profits would be postponed to 2003. With rising unemployment, spreading mistrust of corporate management, growing geopolitical uncertainty and very low growth figures coming out of Germany, the European Union's largest economy, investor sentiment turned bearish. The summer in particular was extremely negative, with many indexes facing some of the worst returns in the postwar period.

The Japanese market provided investors with good relative returns among a range of asset classes during the year as positive indicators of a cyclical recovery pushed Japanese equities higher throughout the first half of the reporting period. As the period came to a close, however, mounting concerns about the prospects for economic recovery in the United States led investors to reevaluate the anticipated cyclical recovery in Japan. The fourth quarter began with many market observers believing that Japan's economy might be entering the final phase of its 12-year bear market with the appointment of a new head for Japan's Financial Services Agency. His initial ideas were perceived to have a negative impact on the economy, however, and many lower-quality companies and bank shares were sold aggressively on fears of bankruptcy.

Asia ex-Japan started the year in positive territory, as equities in the region were supported by expectations of a U.S.-led economic recovery and positive economic data from select Asia ex-Japan countries. However,

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2002 CONTINUED

after the region outperformed for much of the year and rebounded by more than 50 percent from its September 2001 lows, regional performance turned negative during the second and third quarters. Domestic economic concerns in Hong Kong and Singapore, coupled with profit taking in such cyclical markets as South Korea and Taiwan, were the primary reasons for the declines. In October and November, however, the Asia ex-Japan markets rebounded following better than expected corporate earnings and export data from select Asia ex-Japan countries. Aggressive Equity Portfolio
For the 12-month period ended December 31, 2002, Aggressive Equity Portfolio's Class X shares produced a total return of -22.60 percent compared to -22.09 percent for the S&P 500 Index. For the same period, the Portfolio's Class Y shares returned -22.83 percent. THE PERFORMANCE OF THE TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
During most of 2002, the Portfolio overweighted such stable growth sectors as consumer staples, health care and defense, owing to their strong earnings growth relative to generally sluggish corporate earnings. We favored the consumer-discretionary sector over the capital goods sector, as consumer credit was plentiful, mortgage refinancing provided a source of funding and real wages continued to rise. The corporate sector suffered from a strong dollar, tight credit and distressed balance sheets. The Portfolio also benefited from its exposure to basic materials, specifically gold stocks, which served as a proxy hedge for the declining dollar and tensions in the Middle East.
The Portfolio underweighted sectors that demonstrated poor earnings growth, such as technology

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     GROWTH OF $10,000: AGGRESSIVE EQUITY -- CLASS X
                                    ($ in Thousands)

                 FUND     S&P(3)
     May-1999    $10,000  $10,000
     Jun-1999    $10,226  $10,329
     Sep-1999    $10,367   $9,683
     Dec-1999    $14,608  $11,124
     Mar-2000    $15,951  $11,379
     Jun-2000    $15,065  $11,077
     Sep-2000    $16,519  $10,969
     Dec-2000    $14,353  $10,110
     Mar-2001    $11,284   $8,912
     Jun-2001    $11,315   $9,433
     Sep-2001     $9,573   $8,049
     Dec-2001    $10,268   $8,910
     Mar-2002    $10,258   $8,935
     Jun-2002     $9,129   $7,738
     Sep-2002     $7,957   $6,401
     Dec-2002  $7,947(2)   $6,942

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.

                  Average Annual Total Returns
                                  1 Year         Since Inception
 Class X                          (22.60)%(1)             (6.08)%(1)
 Class Y                          (22.83)%(1)            (21.47)%(1)

(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee or surrender charges.
(2) Closing value on December 31, 2002, for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's 500 Index (S&P 500(-Registered Trademark-)) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2002 CONTINUED

and telecommunications. This underweighting benefited performance, as these industries suffered from excess capacity and constrained demand resulting from distressed corporate and consumer balance sheets. During the fourth quarter, the Portfolio reduced its exposure to consumer staples, where companies had come under increasing pricing pressures.
We anticipate that the market will likely trough in the spring, representing a possible major bottom to the bear market. If events unfold as we expect, we may then increase the Portfolio's exposure to such economically sensitive sectors as industrials, basic materials and technology. We may also attempt to raise the beta of the Portfolio and lower its average capitalization. Until then, we will be attempting to move the Portfolio into line with the market in terms of its weightings in industrials and credit-sensitive issues, in anticipation of these conditions improving.
Dividend Growth Portfolio
For the 12-month period ended December 31, 2002, Dividend Growth Portfolio's Class X shares posted a total return of -18.01 percent compared to -22.09 percent for the S&P 500 Index. For the same period, the Portfolio's Class Y shares returned -18.23 percent. THE PERFORMANCE OF THE TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
Sector selection was a strong positive for the year, most favorably in the technology group, where the Portfolio was underweighted relative to the S&P 500 Index. The Portfolio's overweightings in basic resources and consumer durables were also strong positives. A slight overexposure to the utility sector proved a negative, as did an underweighting in health care. Other sector exposures proved to be essentially neutral factors overall.
Stock selection added modestly to Portfolio results, most notably in heavy industry and utilities. The Portfolio's financial services holdings detracted somewhat from its overall results.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     GROWTH OF $10,000: DIVIDEND GROWTH -- CLASS X
                                  ($ in Thousands)

                  FUND     S&P 500(3)
     Dec-1992     $10,000     $10,000
     Dec-1993     $11,434     $11,008
     Dec-1994     $11,060     $11,153
     Dec-1995     $15,084     $15,345
     Dec-1996     $18,699     $18,866
     Dec-1997     $23,486     $25,161
     Dec-1998     $26,840     $32,349
     Dec-1999     $26,198     $39,156
     Dec-2000     $27,585     $35,587
     Dec-2001     $26,151     $31,361
     Dec-2002  $21,440(2)     $24,434

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.

                                   Average Annual Total Returns
                                  1 Year            5 Years         10 Years      Since Inception
 Class X                          (18.01)%(1)        (1.81%)(1)      7.93  %(1)               --
 Class Y                          (18.23)%(1)          --             --                  (6.88)%(1)

(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee or surrender charges.
(2) Closing value on December 31, 2002, for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's 500 Index (S&P 500(-Registered Trademark-)) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2002 CONTINUED

We believe that the Portfolio is well positioned to benefit if the economy improves and investor sentiment becomes more positive. We remain committed to the dividend growth discipline, which should benefit from any proposal to eliminate dividend taxation as part of an economic stimulus package. As of December 31, 2002, the Portfolio was invested in 67 common stocks spread among virtually all industry subsectors.

Equity Portfolio
For the 12-month period ended December 31, 2002, Equity Portfolio's Class X shares posted a total return of -21.21 percent compared to -22.09 percent for the S&P 500 Index. For the same period, the Portfolio's Class Y shares returned -21.45 percent. THE PERFORMANCE OF THE TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The Portfolio's outperformance relative to its index can be attributed to its relatively defensive position throughout most of the year. It focused on consumer cyclical and consumer staples stocks during the first half, both of which outperformed. Consumer spending benefited from low interest rates and home-price appreciation, which significantly outpaced inflation and wage growth. The Portfolio reduced its exposure to consumer staples to an underweighting at year-end, as we believe that profit comparisons will become more difficult in 2003.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     GROWTH OF $10,000: EQUITY -- CLASS X
                         ($ in Thousands)

                  FUND     S&P 500(3)
     Dec-1992     $10,000     $10,000
     Dec-1993     $11,972     $11,008
     Dec-1994     $11,384     $11,153
     Dec-1995     $16,225     $15,345
     Dec-1996     $18,231     $18,866
     Dec-1997     $25,056     $25,161
     Dec-1998     $32,685     $32,349
     Dec-1999     $51,837     $39,156
     Dec-2000     $45,433     $35,587
     Dec-2001     $33,226     $31,361
     Dec-2002  $26,178(2)     $24,434

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.

                                     Average Annual Total Returns
                                  1 Year            5 Years           10 Years        Since Inception
 Class X                          (21.21)%(1)         0.88%(1)          10.10%(1)                  --
 Class Y                          (21.45)%(1)          --                --                   (20.75)%(1)

(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee or surrender charges.
(2) Closing value on December 31, 2002, for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's 500 Index (S&P 500(-Registered Trademark-)) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2002 CONTINUED

The Portfolio's allocation to health care ranged from a market weighting to an underweighting throughout the year. Its focus was on sectors with pricing power, such as medical devices, biotechnology and health-care services. We are concerned that over the long run pricing power for the health-care industry will deteriorate and hinder profitability. Health-care inflation cannot continue at its current rate as the health-care needs of an aging population increase.

The Portfolio's technology allocation ranged from a market weighting to an underweighting for much of the year but ended the period with a slight overweighting. Our focus remains on software, which has historically enjoyed better profitability than the hardware sector. The hardware business has relatively high fixed costs and therefore becomes vulnerable to price degradation when excess capacity exists. The same is not true, however, for software, an industry with limited fixed costs. We also like the Internet sector, where we have found a handful of companies that provide a variety of services, have cash on their balance sheets and generate healthy profits. We think the Internet is the most efficient way to deliver many services and is one of the best new sources of cost savings for consumers.

We continue to maintain an overweighting in basic materials, mainly gold, and a slight underweighting in energy as hedges against a weakening dollar and political risk.

We have increased the Portfolio's exposure to telecommunications to a market weighting. The growth in this industry will be poor compared to that in the 1990s. Wireless service (specifically free nights and weekends) is cannibalizing land-line usage, and data is no longer a growth business, as a result of intense competition. However, we believe that these issues are significantly discounted, and these stocks pay meaningful dividends.

We continue to look for companies that can grow at an above-average pace because of gains in market share.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2002 CONTINUED

European Growth Portfolio
For the 12-month period ended December 31, 2002, European Growth Portfolio's Class X shares produced a total return of -21.36 percent compared to -19.89 percent for the MSCI World Index and -18.38 percent for the MSCI Europe Index. For the same period, the Portfolio's Class Y shares returned -21.53 percent. THE PERFORMANCE OF THE TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

During the period, the Portfolio maintained its concentration in mid- and large-capitalization growth stocks, continuing to use a bottom-up investment process. The Portfolio invests primarily in the developed economies of western Europe. We continued to reduce its emphasis on food and beverage stocks as the bear market progressed, but these issues outperformed the rest of the market. The dramatic declines in many economically sensitive sectors such as telecommunications services, information technology and consumer discretionary issues gave rise to opportunities to add stocks in those areas at very attractive prices. We also increased the Portfolio's overweighting in pharmaceuticals. We believe this defensive growth sector still offers attractive entry prices, as the markets seem too concerned with the quality of the drug pipelines and the sustainability of growth rates in the industry. Stock selection in the industrial sector fell short of expectations, as did

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     GROWTH OF $10,000: EUROPEAN GROWTH -- CLASS X
                                  ($ in Thousands)

                  FUND     MSCI WORLD(3)  MSCI EUROPE(4)
     Dec-1992     $10,000        $10,000         $10,000
     Dec-1993     $14,129        $12,250         $12,928
     Dec-1994     $15,266        $12,872         $13,223
     Dec-1995     $19,219        $15,539         $16,082
     Dec-1996     $24,983        $17,634         $19,474
     Dec-1997     $28,998        $20,413         $24,109
     Dec-1998     $35,947        $25,382         $30,987
     Dec-1999     $46,412        $31,710         $35,912
     Dec-2000     $44,129        $27,532         $32,898
     Dec-2001     $36,293        $22,900         $26,352
     Dec-2002  $28,541(2)        $18,346         $21,509

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.

                                   Average Annual Total Returns
                                  1 Year            5 Years         10 Years      Since Inception
 Class X                          (21.36)%(1)        (0.32)%(1)     11.06  %(1)                --
 Class Y                          (21.53)%(1)          --             --                  (18.21)%(1)

(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee or surrender charges.
(2) Closing value on December 31, 2002, for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets, including securities representative of the market structure of 22 developed market countries in North America, Europe and the Asia/Pacific region. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Morgan Stanley Capital International (MSCI) Europe Index measures the performance of a diverse range of global stock markets within Austria, Belgium, Denmark, Finland, France, Germany, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, Ireland and the United Kingdom. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2002 CONTINUED

the positions in materials. We were pleased with the performance of individual holdings in the information technology and consumer discretionary sectors.

After suffering a third consecutive year of losses, the European equity markets now look more attractive. Valuations already discount a fragile global recovery and assume an ongoing stagnant eurozone economy. Furthermore, European stocks are now trading at a historically high discount to their U.S. peers. Therefore, returns in 2003 could break the bear trend on the back of better-than-expected earnings figures. Companies have been aggressively cutting costs, and many have restructured their balance sheets. A lot of the bubble years' excesses have been cleaned up, and improvements in demand should eventually translate into improved earnings. Volatility, however, is also likely to remain high. Geopolitical instability is expected to stay high, too, with unresolved crises in the Middle East and Iraq. The global economic recovery is weak, and investors' confidence is unlikely to pick up for the time being.

We believe our methodology of growth at a reasonable price will allow us to continue to identify stocks that will provide some interesting opportunities. Periods of high pessimism about economic growth and levels of high risk aversion have traditionally proven rewarding, as the financial markets often fail to identify the true growth potential of some businesses.

Global Advantage Portfolio
For the 12-month period ended December 31, 2002, Global Advantage Portfolio's Class X shares posted a total return of -20.81 percent compared to -19.89 percent for the MSCI World Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     GROWTH OF $10,000: GLOBAL ADVANTAGE -- CLASS X
                                   ($ in Thousands)

                 FUND     MSCI(3)
     May-1998    $10,000  $10,000
     Jun-1998     $9,860  $10,227
     Sep-1998     $8,290   $9,001
     Dec-1998     $9,810  $10,902
     Mar-1999     $9,980  $11,291
     Jun-1999    $10,485  $11,830
     Sep-1999    $10,495  $11,654
     Dec-1999    $12,447  $13,620
     Mar-2000    $12,779  $13,760
     Jun-2000    $12,101  $13,272
     Sep-2000    $11,637  $12,605
     Dec-2000    $10,283  $11,825
     Mar-2001     $8,566  $10,307
     Jun-2001     $8,698  $10,578
     Sep-2001     $7,378   $9,058
     Dec-2001     $7,884   $9,836
     Mar-2002     $7,972   $9,869
     Jun-2002     $7,286   $8,969
     Sep-2002     $5,777   $7,320
     Dec-2002  $6,243(2)   $7,880

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.

                  Average Annual Total Returns
                                  1 Year         Since Inception
 Class X                          (20.81)%(1)             (9.69)%(1)
 Class Y                          (20.94)%(1)            (22.89)%(1)

(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee or surrender charges.
(2) Closing value on December 31, 2002, for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets, including securities representative of the market structure of 22 developed market countries in North America, Europe and the Asia/Pacific region. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2002 CONTINUED

For the same period, the Portfolio's Class Y shares returned -20.94 percent. THE PERFORMANCE OF THE TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The Portfolio's underperformance, particularly over the last six months, was primarily a result of weak stock selection. The Portfolio's exposure to more defensive sectors such as food and beverages contributed to returns positively in the months through July, and in the latter half of the period its overweighted exposure to telecommunications contributed significantly to performance. Strong stock selection in the utilities, telecommunications and software sectors all contributed to performance after July, but these factors were offset by weak stock selection in the technology hardware, pharmaceuticals, household goods and personal products sectors.

At the end of July, the Investment Manager's Global Core team assumed management of the Portfolio. In order to increase diversification in the Portfolio, the number of holdings was doubled and exposure to all key global sectors increased. The management team is supported in their selection of investment ideas by Morgan Stanley Investment Management's experienced global team of portfolio managers and analysts. The Portfolio holds a combination of value and growth stocks with the freedom to tilt toward either a more aggressive or more defensive stance, depending on current macroeconomic conditions. Stocks in each sector are analyzed using the most appropriate investment methodology for the particular sector. Value sectors, such as mining and chemicals, are analyzed using traditional value investment techniques like book value and cash flow multiples. Growth sectors, such as technology, are analyzed using traditional growth investment techniques like earnings momentum. Defensive value sectors such as utilities, stable growth sectors such as pharmaceuticals, and financials are analyzed using a combination of value and growth criteria.

Included among the Portfolio's largest equity positions as of December 31, 2002, were the following holdings: Citigroup and Bank of America (financials), Microsoft (software), Pfizer (pharmaceuticals), Cisco (computer communications) and Coca-Cola (beverages) in the United States; Vodafone (telecommunications) in the United Kingdom; Royal Dutch Petroleum (oil) in the Netherlands; Total Fina Elf (oil) in France; and Nestle (foods) in Switzerland.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2002 CONTINUED

Global Dividend Growth Portfolio
For the 12-month period ended December 31, 2002, Global Dividend Growth Portfolio's Class X shares posted a total return of -12.52 percent compared to -19.89 percent for the MSCI World Index. For the same period, the Portfolio's Class Y shares returned -12.72 percent. THE PERFORMANCE OF THE TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

We attribute the Portfolio's outperformance to its overweighting of and stock selection in the utilities sector, its stock selection in the consumer discretionary sector and its underweighted position in technology.

At the beginning of December, responsibility for the management of the Portfolio was assumed by the Investment Manager's Global Value Equity team. The team intends to remain true to the Portfolio's longtime strategy of investing primarily in dividend-paying stocks.

The Global Value Equity team's approach is to invest in companies whose intrinsic value exceeds that of the value ascribed by the market. The team believes that this is possible, as markets tend to focus on shorter-term factors, often overlooking the real value of a company's future prospects. Consequently, the Portfolio is currently underweighted relative to the MSCI World Index in the health-care, information technology and energy sectors. During the period, positions in Repsol, Powergen and Fluor were liquidated. We initiated positions in Canon, BP, Lloyds TSB, Exxon Mobil, Fleet Boston Financial, General Electric and Wyeth.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     GROWTH OF $10,000: GLOBAL DIVIDEND GROWTH -- CLASS X
                                         ($ in Thousands)

                  FUND     MSCI(3)
     Feb-1994     $10,000  $10,000
     Mar-1994      $9,576   $9,639
     Jun-1994     $10,031   $9,928
     Sep-1994     $10,224  $10,141
     Dec-1994     $10,027  $10,067
     Mar-1995     $10,565  $10,538
     Jun-1995     $11,126  $10,988
     Sep-1995     $11,645  $11,601
     Dec-1995     $12,236  $12,153
     Mar-1996     $12,784  $12,648
     Jun-1996     $13,257  $13,014
     Sep-1996     $13,528  $13,187
     Dec-1996     $14,388  $13,791
     Mar-1997     $14,442  $13,831
     Jun-1997     $16,399  $15,913
     Sep-1997     $16,912  $16,368
     Dec-1997     $16,121  $15,965
     Mar-1998     $17,898  $18,251
     Jun-1998     $17,684  $18,622
     Sep-1998     $15,486  $16,390
     Dec-1998     $18,141  $19,851
     Mar-1999     $18,162  $20,559
     Jun-1999     $20,003  $21,540
     Sep-1999     $19,742  $21,221
     Dec-1999     $20,799  $24,800
     Mar-2000     $19,784  $25,055
     Jun-2000     $19,627  $24,166
     Sep-2000     $18,942  $22,952
     Dec-2000     $20,280  $21,532
     Mar-2001     $18,958  $18,767
     Jun-2001     $19,526  $19,261
     Sep-2001     $17,189  $16,493
     Dec-2001     $19,013  $17,910
     Mar-2002     $19,659  $17,971
     Jun-2002     $19,295  $16,331
     Sep-2002     $15,318  $13,329
     Dec-2002  $16,633(2)  $14,348

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.

                            Average Annual Total Returns
                                  1 Year             5 Years        Since Inception
 Class X                          (12.52)%(1)         0.63%(1)                 5.92%(1)
 Class Y                          (12.72)%(1)          --                    (7.55)%(1)

(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee or surrender charges.
(2) Closing value on December 31, 2002, for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets, including securities representative of the market structure of 22 developed market countries in North America, Europe and the Asia/Pacific region. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2002 CONTINUED

As a result of poor performance from the technology and telecommunications sectors, along with lackluster investor sentiment, the U.S. market underperformed most major regions for the period. Roughly 34 percent of the Portfolio is currently invested domestically, compared to the MSCI World Index's 56 percent. Based on the region's relatively high valuations, we anticipate maintaining this underweighting, though perhaps to a lesser degree as the prospects for U.S. corporations improve. This, if history repeats itself, should be six to nine months ahead of other regions.

The economies of Europe, in addition to being influenced largely by demand in the major non-European trading partners, are held hostage by their commitments to the European economic stability pact. This was highlighted by recent economic difficulties in Germany and France, which were exacerbated by their domestic need for a monetary stimulus and inability to alter their own short-term interest rates. The Portfolio is overweighted in Europe largely on the back of the attractiveness and valuation of the companies listed there.

The economic situation in Japan has not changed substantially over the course of the last year. Anticipated growth remains anemic and deflation a risk despite the best efforts on both the fiscal and monetary fronts by the Japanese authorities. The vulnerability of the financial system remains a concern for investors there and is likely to remain an impediment to that market's recovery.

The Portfolio has exposure in Asia outside of Japan, in Hong Kong and Singapore. These two markets also suffered declines over the year and the Portfolio's stakes there will be reevaluated in the coming year.

The Portfolio is overweighted relative to the MSCI World Index in Australia (3.2 percent) and Canada (2.1 percent). Although these economies are by no means entirely immune to the fortunes of those around them, they benefited from the relatively high commodity content of their economic output and consequently enjoyed relatively better returns over the last year than did much of the rest of the world. We will continue to look selectively for companies that meet our quality criteria at compelling valuations.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2002 CONTINUED

High Yield Portfolio
For the 12-month period ended December 31, 2002, High Yield Portfolio's Class X shares posted a total return of -7.14 percent compared to -1.41 percent for the Lehman Brothers U.S. Corporate High Yield Index. For the same period, the Portfolio's Class Y shares returned -7.36 percent. THE PERFORMANCE OF THE TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The high-yield market experienced another disappointing year during 2002 with low returns, continued high default rates and increased volatility. After a favorable start, the market turned down during the second and third quarters. Well-publicized accounting scandals at WorldCom, Adelphia and other widely known companies devastated investor confidence and led to significant underperformance for most corporate bonds. The tide turned during the fourth quarter, however, when the equity market rallied, investor confidence improved and the economy showed signs of stabilizing. With high-yield bonds looking much more attractive, asset flows turned positive as the year came to a close.
Last year was characterized by a wide dispersion of returns between the various industry sectors. Industries that performed well included gaming and leisure, consumer products, broadcasting, the media and forest products, all of which returned more than 10 percent. The worst was the airline industry, devastated by the bankruptcy filings of U.S. Airways and United Airlines, along with continued low demand for business and leisure travel. In addition, the cable industry was hit hard by many defaults in European cable companies along with falling asset valuations that began with accounting fraud and a bankruptcy filing at Adelphia.Other industries that experienced steep declines were telecom, utilities and wireless communications.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     GROWTH OF $10,000: HIGH YIELD -- CLASS X
                             ($ in Thousands)

                 FUND     LEHMAN(3)
     Dec-1992    $10,000    $10,000
     Dec-1993    $12,413    $11,712
     Dec-1994    $12,107    $11,591
     Dec-1995    $13,914    $13,814
     Dec-1996    $15,581    $15,382
     Dec-1997    $17,430    $17,345
     Dec-1998    $16,350    $17,669
     Dec-1999    $16,132    $18,091
     Dec-2000    $10,934    $17,031
     Dec-2001     $7,244    $17,931
     Dec-2002  $6,727(2)    $17,678

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.

                                    Average Annual Total Returns
                                  1 Year            5 Years           10 Years       Since Inception
 Class X                          (7.14)%(1)        (17.34)%(1)       (3.89)%(1)                  --
 Class Y                          (7.36)%(1)          --                --                   (28.09)%(1)

(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee or surrender charges.
(2) Closing value on December 31, 2002, for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Lehman Brothers U.S. Corporate High Yield Index tracks the performance of all below-investment-grade securities, which have at least $100 million in outstanding issuance, a maturity greater than one year and are issued in fixed-rate U.S. dollar denominations. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2002 CONTINUED

Income Builder Portfolio
For the 12-month period ended December 31, 2002, Income Builder Portfolio's Class X shares posted a total return of -7.64 percent compared to -22.09 percent for the S&P 500 Index, -15.52 for the Russell 1000 Value Index and 11.04 percent for the Lehman Brothers U.S. Government/Credit Index. For the same period, the Portfolio's Class Y shares returned -7.96 percent. THE PERFORMANCE OF THE TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Since August 30, 2002, the Fund has been managed by the Investment Manager's Equity Income team. Current members of the team include James Gilligan, Managing Director; Catherine Maniscalco Avery, Vice President; Ellen Gold, Vice President; James Roeder, Vice President; and Vincent E. Vizachero, Associate.

Since assuming the day-to-day management of the Fund, the new team has removed the Real Estate Investment Trusts from the Portfolio and increased the percentage of equities, keeping the focus on large, well-known names with attractive dividend streams. The team deemphasized the utilities sector but continues to focus on finance, energy and health care. Another change has been a slightly lower level of income and a higher one of capital appreciation in the equities owned by the Portfolio.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     GROWTH OF $10,000: INCOME BUILDER -- CLASS X
                                 ($ in Thousands)

                  FUND     S&P(3)   RUSSELL 1000 VALUE(4)  LEHMAN(5)
     Jan-1997     $10,000  $10,000                $10,000    $10,000
     Mar-1997      $9,830   $9,708                 $9,779     $9,924
     Jun-1997     $10,801  $11,401                $11,220    $10,285
     Sep-1997     $11,885  $12,255                $12,338    $10,645
     Dec-1997     $12,238  $12,607                $12,889    $10,987
     Mar-1998     $12,977  $14,367                $14,392    $11,153
     Jun-1998     $12,843  $14,841                $14,456    $11,445
     Sep-1998     $11,499  $13,364                $12,781    $12,012
     Dec-1998     $12,632  $16,210                $14,903    $12,027
     Mar-1999     $12,442  $17,017                $15,117    $11,884
     Jun-1999     $13,767  $18,217                $16,822    $11,754
     Sep-1999     $12,794  $17,079                $15,174    $11,817
     Dec-1999     $13,524  $19,620                $15,998    $11,769
     Mar-2000     $13,166  $20,070                $16,075    $12,086
     Jun-2000     $12,970  $19,537                $15,321    $12,261
     Sep-2000     $13,249  $19,346                $16,526    $12,613
     Dec-2000     $13,547  $17,832                $17,121    $13,164
     Mar-2001     $13,793  $15,718                $16,118    $13,585
     Jun-2001     $14,210  $16,638                $16,905    $13,626
     Sep-2001     $13,175  $14,196                $15,054    $14,275
     Dec-2001     $13,859  $15,714                $16,164    $14,283
     Mar-2002     $14,300  $15,759                $16,825    $14,216
     Jun-2002     $13,672  $13,648                $15,392    $14,749
     Sep-2002     $11,900  $11,290                $12,502    $15,590
     Dec-2002  $12,800(2)  $12,243                $13,655    $15,860

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.

                           Average Annual Total Returns
                                  1 Year           5 Years        Since Inception
 Class X                          (7.64)%(1)         0.90%(1)               4.24%(1)
 Class Y                          (7.96)%(1)          --                  (1.98)%(1)

(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee or surrender charges.
(2) Closing value on December 31, 2002, for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's 500 Index (S&P 500(-Registered Trademark-)) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Russell 1000 Value Index measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(5) The Lehman Brothers U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2002 CONTINUED

Information Portfolio
For the 12-month period ended December 31, 2002, Information Portfolio's
Class X shares posted a total return of -43.09 percent compared to -22.09 percent for the S&P 500 Index. For the same period, the Portfolio's Class Y shares returned -43.29 percent. THE PERFORMANCE OF THE TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The year 2002 was a tough one for technology investors. The second half of the year showed some relief from the pace set in the first half of 2002, but every market rally was followed by a retrenchment resulting from conflicting economic data and heightened geopolitical risk. In a trend that was particularly relevant for the technology sector, the strength of the consumer seemed to have waned toward year-end. Holiday retail sales on all fronts were weaker than anticipated, and going forward it is possible that we will no longer see typical fourth-quarter seasonality. This weakness in end-market demand for computers, wireless handsets and other electronic goods had a negative impact on the nonlinear quarterly sales patterns of many technology companies.
As we look to 2003, our outlook is mixed. With geopolitical uncertainties still tainting investor psychology, as well as a slow, drawn-out recovery in information technology spending, company fundamentals are still not where we would like to see them. On a positive note, we believe valuations are becoming more attractive in certain subsectors, which may represent an opportunity to buy stock in quality technology companies having sustainable business models and the leadership to bring the sector out of its sustained downturn. We remain optimistic that technology will remain a key focus of business investment and that companies offering productivity-enhancing technology will be highly leveraged to the ensuing economic recovery.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     GROWTH OF $10,000: INFORMATION -- CLASS X AND CLASS Y
                                          ($ in Thousands)

                CLASS X    CLASS Y   S&P(3)
     Nov-2000    $10,000    $10,000  $10,000
     Dec-2000     $9,310     $9,310   $9,236
     Mar-2001     $5,730     $5,720   $8,142
     Jun-2001     $6,140     $6,129   $8,618
     Sep-2001     $4,016     $4,006   $7,353
     Dec-2001     $5,318     $5,308   $8,139
     Mar-2002     $4,818     $4,807   $8,163
     Jun-2002     $3,474     $3,466   $7,069
     Sep-2002     $2,560     $2,544   $5,848
     Dec-2002  $3,027(2)  $3,010(2)   $6,342

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS X AND CLASS Y SHARES WILL VARY DUE TO DIFFERENCES IN EXPENSES.

                    Average Annual Total Returns
                                    1 Year           Since Inception
 Class X                          (43.09)%(1)                (42.65)%(1)
 Class Y                          (43.29)%(1)                (42.80)%(1)

(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee or surrender charges.
(2) Closing value on December 31, 2002, for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's 500 Index (S&P 500(-Registered Trademark-)) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2002 CONTINUED

Limited Duration Portfolio
For the 12-month period ended December 31, 2002, Limited Duration Portfolio's Class X shares posted a total return of 4.06 percent compared to 8.88 percent for the Lehman Brothers U.S. Credit Index (1-5 Year). For the same period, the Portfolio's Class Y shares returned 3.81 percent. THE PERFORMANCE OF THE TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The Fund's strategy of investing primarily in limited-duration corporate and mortgage-backed securities handicapped its performance somewhat. Corporate security prices lagged, especially during the second and third quarters, when investors lost confidence in the candor of corporate reports and the outlook for the economy. The resulting decline in U.S. Treasury yields caused a significant drop in mortgage rates and a resulting surge in prepayments from mortgage refinancings. Consequently, higher-coupon mortgage security prices also lagged. By the end of the year, the outlook for both sectors appeared to be improving. Confidence was reviving and mortgage refinancing apparently slowing.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     GROWTH OF $10,000: LIMITED DURATION -- CLASS X
                                   ($ in Thousands)

                  FUND     LEHMAN(3)
     May-1999     $10,000    $10,000
     Jun-1999      $9,973     $9,969
     Sep-1999     $10,093    $10,063
     Dec-1999     $10,156    $10,125
     Mar-2000     $10,261    $10,240
     Jun-2000     $10,397    $10,398
     Sep-2000     $10,582    $10,706
     Dec-2000     $10,749    $10,983
     Mar-2001     $10,940    $11,385
     Jun-2001     $11,018    $11,544
     Sep-2001     $11,415    $12,001
     Dec-2001     $11,472    $12,052
     Mar-2002     $11,451    $12,053
     Jun-2002     $11,665    $12,416
     Sep-2002     $11,854    $12,833
     Dec-2002  $11,937(2)    $13,122

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.

                Average Annual Total Returns
                                1 Year       Since Inception
 Class X                        4.06  %(1)              4.96%(1)
 Class Y                        3.81  %(1)              5.50%(1)

(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee or surrender charges.
(2) Closing value on December 31, 2002, for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Lehman Brothers U.S. Credit Index (1-5 Year) includes U.S. corporate and specified foreign debentures and secured notes with maturities of one to five years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2002 CONTINUED

The Fund has less interest-rate sensitivity than does its benchmark. At the end of the year, the effective duration for the Fund was approximately one year. This strategy limited gains when interest rates rose, but we believe that it also is likely to limit losses if interest rates fall during the period ahead.

Money Market Portfolio
As of December 31, 2002, Money Market Portfolio had net assets in excess of $566 million, with an average life of 43 days. For the seven-day period ended December 31, 2002, the Portfolio's Class X shares provided effective and current yields of 0.98 percent while its 30-day-moving-average yield for December was
1.00 percent. For the seven-day period ended December 31, 2002, the Class Y shares provided an effective yield of 0.73 percent and a current yield of 0.72 percent, while its 30-day-moving-average yield for December was 0.75 percent. For the 12-month period ended December 31, the Portfolio's Class X shares provided a total return of 1.34 percent. For the same period, the Portfolio's Class Y shares returned 1.08 percent. THE PERFORMANCE OF THE TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

On December 31, 2002, approximately 53 percent of the Portfolio was invested in high-quality commercial paper, 38 percent in federal agency obligations and the remaining 9 percent in certificates of deposit issued by commercial banks. At the end of the period, approximately 93 percent of the Portfolio's holdings were due to mature in less than four months. We believe the Portfolio is well positioned for stability of value with a high degree of liquidity. As always, we attempt to operate the Portfolio in a conservative manner without the use of derivatives or structured notes that might fluctuate excessively with changing interest rates. The Portfolio continues to serve as a useful investment for liquidity, preservation of capital and a yield that reflects the prevailing money market conditions.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2002 CONTINUED

Pacific Growth Portfolio
For the 12-month period ended December 31, 2002, Pacific Growth Portfolio's Class X shares posted a total return of -22.86 percent compared to -19.89 percent for the MSCI World Index. For the same period, the Portfolio's Class Y shares returned -23.56 percent. THE PERFORMANCE OF THE TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The Portfolio's positions in Japan, South Korea and India were the largest absolute contributors to performance, while its holdings in Singapore, Australia and Taiwan detracted from its performance. On a stock selection basis, certain holdings in Japan, Australia and Taiwan were positive contributors to relative performance. On a country allocation basis, the Portfolio's overweightings in South Korea and India added to its relative returns while the country allocation to Australia detracted from them. The Portfolio's largest country weightings are Japan, South Korea and Hong Kong. On a sector basis, the Portfolio's largest exposure is to technology, financial services, automobiles and real estate.

Within Japan, the Portfolio's small exposure to the languishing banking area helped it sidestep major declines in that sector from fears of forced bankruptcies or nationalization. Conversely, the Portfolio's significant exposure to Japanese technology stocks negatively affected its performance, as these issues declined on fears of a deteriorating U.S. economy and rising Japanese yen. Although we believe that

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     GROWTH OF $10,000: PACIFIC GROWTH -- CLASS X
                                 ($ in Thousands)

                 FUND    MSCI(3)
     Feb-1994   $10,000  $10,000
     Mar-1994    $8,984   $9,639
     Jun-1994    $9,380   $9,928
     Sep-1994   $10,211  $10,141
     Dec-1994    $9,327  $10,067
     Mar-1995    $9,007  $10,538
     Jun-1995    $9,701  $10,988
     Sep-1995    $9,801  $11,601
     Dec-1995    $9,862  $12,153
     Mar-1996   $10,513  $12,648
     Jun-1996   $10,554  $13,014
     Sep-1996   $10,184  $13,187
     Dec-1996   $10,246  $13,791
     Mar-1997    $9,762  $13,831
     Jun-1997   $10,440  $15,913
     Sep-1997    $8,813  $16,368
     Dec-1997    $6,383  $15,965
     Mar-1998    $6,529  $18,251
     Jun-1998    $4,958  $18,622
     Sep-1998    $4,553  $16,390
     Dec-1998    $5,720  $19,851
     Mar-1999    $6,119  $20,559
     Jun-1999    $7,461  $21,540
     Sep-1999    $7,819  $21,221
     Dec-1999    $9,500  $24,800
     Mar-2000    $9,578  $25,055
     Jun-2000    $8,902  $24,166
     Sep-2000    $7,572  $22,952
     Dec-2000    $6,321  $21,532
     Mar-2001    $5,650  $18,767
     Jun-2001    $5,556  $19,261
     Sep-2001    $4,346  $16,493
     Dec-2001    $4,588  $17,910
     Mar-2002    $4,668  $17,971
     Jun-2002    $4,403  $16,331
     Sep-2002    $3,654  $13,329
     Dec-2002  3,539(2)  $14,348

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.

                            Average Annual Total Returns
                                  1 Year             5 Years        Since Inception
 Class X                          (22.86)%(1)        (11.13)%(1)            (11.07)%(1)
 Class Y                          (23.56)%(1)          --                   (29.48)%(1)

(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee or surrender charges.
(2) Closing value on December 31, 2002, for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets, including securities representative of the market structure of 22 developed market countries in North America, Europe and the Asia/Pacific region. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account the withholding of taxes by certain foreign countries represented in the Index. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2002 CONTINUED

Japanese technology companies have a generally positive outlook, we modestly reduced our exposure to them while increasing the number of holdings with measurable, positive balance-sheet qualities.

We increased the Portfolio's exposure to Taiwan by focusing primarily on quality companies with strong balance sheets and good cash flow that are expected to benefit from any pickup in technology spending in the United States and Europe. In South Korea we reduced our exposure to Hyundai Motors because of slowing domestic demand for large-ticket items and concerns over market share loss in the United States. We continue to maintain an underweighted position in South Korean banks, as we anticipate higher provisioning requirements and slowing asset growth there. Notwithstanding, we are still positive on companies such as Samsung Electronics, which continues to grow its global market share along with maintaining strong profitability, cash flow and shareholder value.

We reduced the Portfolio's exposure in China, primarily by selling our positions in Petrochina and Peoples Food. In Hong Kong we reduced our positions in such defensive sectors as utilities while continuing to add to the real estate sector. There, where the market appears to price in a worst-case scenario, we added to our positions in high-quality names such as Sun Hun Kai Properties, Cheung Kong Holdings and Henderson Land Development. Australia and Malaysia are among the Portfolio's greatest underweightings. Our large underweighting in Australia continues, as we have used it as a funding source to increase the Portfolio's stakes in Hong Kong and Taiwan. We have further decreased our exposure to Australian banks, as we expect earnings growth in that sector to slow from the double-digit growth rates of the last five years.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2002 CONTINUED

Quality Income Plus Portfolio
For the 12-month period ended December 31, 2002, Quality Income Plus Portfolio's Class X shares posted a total return of 5.51 percent compared to 10.26 percent for the Lehman Brothers U.S. Aggregate Bond Index. For the same period, the Portfolio's Class Y shares returned 5.26 percent. THE PERFORMANCE OF THE TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The Fund invests primarily in investment-grade corporate securities, a sector that experienced considerable difficulty during 2002. Even before the year began, Enron had become one of the most spectacular implosions in corporate history. As the year progressed, many more corporate-governance problems surfaced, eventually undermining confidence in corporate data and private sector securities. Corporate security yields widened relative to those of Treasuries. The widening was especially pronounced after a stunning revelation in late June that WorldCom had misreported expenses. The initial disclosure of $3.8 billion in faulty accounting was eventually revised to more than $7 billion. By late September, 20 percent of the investment-grade corporate universe, as rated by Moody's and Standard & Poor's, was priced at yields relative to Treasury securities that were more typical of junk bonds.

As confidence in corporate securities faded, the economic outlook dimmed. By the second quarter, the economy was on a slower-growth track, with repeated concerns being heard about whether it might tilt back toward recession. The weekly Initial Jobless Claims series exceeded 400,000 per week throughout most of the year, indicating a soft labor market. The Institute for Supply Management's survey of

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     GROWTH OF $10,000: QUALITY INCOME PLUS -- CLASS X
                                      ($ in Thousands)

                  FUND     LEHMAN(3)
     Dec-1992     $10,000    $10,000
     Dec-1993     $11,299    $10,975
     Dec-1994     $10,550    $10,655
     Dec-1995     $13,114    $12,623
     Dec-1996     $13,318    $13,082
     Dec-1997     $14,796    $14,344
     Dec-1998     $16,078    $15,590
     Dec-1999     $15,384    $15,462
     Dec-2000     $17,090    $17,260
     Dec-2001     $18,725    $18,717
     Dec-2002  $19,758(2)    $20,637

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.

                               Average Annual Total Returns
                                1 Year         5 Years       10 Years      Since Inception
 Class X                        5.51  %(1)     5.96  %(1)     7.05  %(1)           --
 Class Y                        5.26  %(1)      --             --                8.95%(1)

(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee or surrender charges.
(2) Closing value on December 31, 2002, for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Lehman Brothers U.S. Aggregate Bond Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-based securities. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2002 CONTINUED

purchasing managers fell from levels consistent with solid industrial growth to ones indicative of a manufacturing slowdown. By the end of the year, even the consumer sector, which had been the mainstay of economic activity, posted disappointing holiday sales.

The year ended on a more positive note as investor confidence in the economy became more optimistic. Although this created the potential for rising Treasury yields, it appeared to be a favorable environment for corporate security performance.

S&P 500 Index Portfolio
For the 12-month period ended December 31, 2002, S&P 500 Index Portfolio's Class X shares produced a total return of -22.48 percent compared to -22.09 percent for the S&P 500 Index. For the same period, the Portfolio's Class Y shares returned -22.67 percent. THE PERFORMANCE OF THE TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The Portfolio seeks to deliver investment performance that corresponds before expenses to the total return of the S&P 500 Index by investing in substantially all the stocks in the Index in the same weightings as they are represented in the Index.

The S&P 500 Index swooned during the year amid continued concerns over terrorist threats, violence in the Middle East and more corporate turmoil, prompting strategists to begin to wonder when the market's current doldrums might subside. Reports of corporate improprieties at Tyco and WorldCom, as well as many other companies, only added to investors' suspicions about corporate ethics. This suspicion

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     GROWTH OF $10,000: S&P 500 INDEX -- CLASS X
                                ($ in Thousands)

                 FUND     S&P(3)
     May-1998    $10,000  $10,000
     Jun-1998    $10,270  $10,275
     Sep-1998     $9,250   $9,253
     Dec-1998    $11,220  $11,223
     Mar-1999    $11,750  $11,782
     Jun-1999    $12,556  $12,613
     Sep-1999    $11,762  $11,825
     Dec-1999    $13,490  $13,585
     Mar-2000    $13,802  $13,896
     Jun-2000    $13,411  $13,527
     Sep-2000    $13,269  $13,395
     Dec-2000    $12,224  $12,347
     Mar-2001    $10,774  $10,883
     Jun-2001    $11,384  $11,520
     Sep-2001     $9,705   $9,829
     Dec-2001    $10,729  $10,880
     Mar-2002    $10,739  $10,911
     Jun-2002     $9,289   $9,450
     Sep-2002     $7,685   $7,817
     Dec-2002  $8,316(2)   $8,477

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.

                 Average Annual Total Returns
                                 1 Year        Since Inception
Class X                          (22.48)%(1)            (3.91)%(1)
Class Y                          (22.67)%(1)           (17.46)%(1)

(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee or surrender charges.
(2) Closing value on December 31, 2002, for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's 500 Index (S&P 500(-Registered Trademark-)) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2002 CONTINUED

helps explain why the stock market has been so slow to react to repeated signs that the economy is turning around. Just as people tended to ignore bad news and focus on good in the late 1990s when they thought stocks could only go up, they are now focused mainly on the bad news.

As of December 31, 2002, the top five positions in the S&P 500 Index Portfolio were Microsoft, General Electric, Exxon Mobil, Wal-Mart and Pfizer.

Strategist Portfolio
For the 12-month period ended December 31, 2002, Strategist Portfolio's Class X shares posted a total return of -9.89 percent compared to -22.09 percent for the S&P 500 Index and 11.04 percent for the Lehman Brothers U.S. Government/Credit Index. For the same period, the Portfolio's Class Y shares returned -10.11 percent. THE PERFORMANCE OF THE TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

One year ago, we increased the equity allocation from 55 percent of net assets to 65 percent while reducing the bond weighting from 30 percent of assets to 20 percent. Cash was held steady at 15 percent of assets. This asset allocation is reflective of our belief that we are approaching an inflection point in global and domestic economic activity that has historically been a catalyst for equity outperformance. With stimulative monetary and fiscal policies as a backdrop, we are likely to see a gradual acceleration in capital spending across many industries, stable to rising demand for goods and services by the consumer and an improving

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     GROWTH OF $10,000: STRATEGIST -- CLASS X
                             ($ in Thousands)

                  FUND     S&P 500(3)  LEHMAN(4)
     Dec-1992     $10,000     $10,000    $10,000
     Dec-1993     $11,038     $11,008    $11,103
     Dec-1994     $11,473     $11,153    $10,714
     Dec-1995     $12,551     $15,345    $12,775
     Dec-1996     $14,436     $18,866    $13,146
     Dec-1997     $16,416     $25,161    $14,429
     Dec-1998     $20,774     $32,349    $15,795
     Dec-1999     $24,379     $39,156    $15,456
     Dec-2000     $24,779     $35,587    $17,288
     Dec-2001     $22,257     $31,361    $18,758
     Dec-2002  $20,056(2)     $24,434    $20,828

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.

                                   Average Annual Total Returns
                                  1 Year           5 Years       10 Years       Since Inception
 Class X                          (9.89)%(1)       4.09  %(1)     7.21  %(1)                   --
 Class Y                          (10.11)%(1)       --             --                      (8.08)%(1)

(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee or surrender charges.
(2) Closing value on December 31, 2002, for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's 500 Index (S&P 500(-Registered Trademark-)) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lehman Brothers U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2002 CONTINUED

pricing environment for corporations. In our opinion, taking advantage of the current levels of price earnings multiples, asset valuations and dividend yields within the equity markets, in anticipation of this scenario unfolding possibly within the first half of 2003, may turn out to be rewarding over both the short and long run. At the same time, bonds could deliver flat to negative total returns in such an environment while cash continues to generate a very low rate of return.

Recent good news in the fourth quarter finally translated into better equity market performance as economic activity began to pick up in a number of industries. Although 2003 is not expected to be a "breakout" year for economic growth, our work indicates that equities could outperform both bonds and cash significantly over the next 12 months.

Utilities Portfolio
For the 12-month period ended December 31, 2002, Utilities Portfolio's Class X shares produced a total return of -22.87 percent compared to -22.09 percent for the S&P 500 Index. For the same period, the Portfolio's Class Y shares returned -23.08 percent. THE PERFORMANCE OF THE TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The primary reason for the Portfolio's underperformance was a lackluster showing by the merchant energy and telecommunications sectors, victims of the economic downturn. For reference, the New York Stock Exchange Utilities Index returned -26.9 percent.

During the period, the electric power sector was adversely affected by credit and liquidity concerns

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     GROWTH OF $10,000: UTILITIES -- CLASS X
                            ($ in Thousands)

                  FUND     S&P 500(3)
     Dec-1992     $10,000     $10,000
     Dec-1993     $11,569     $11,008
     Dec-1994     $10,525     $11,153
     Dec-1995     $13,541     $15,345
     Dec-1996     $14,716     $18,866
     Dec-1997     $18,712     $25,161
     Dec-1998     $23,158     $32,349
     Dec-1999     $26,103     $39,156
     Dec-2000     $26,894     $35,587
     Dec-2001     $19,970     $31,361
     Dec-2002  $15,404(2)     $24,434

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.

                                   Average Annual Total Returns
                                  1 Year            5 Years         10 Years      Since Inception
 Class X                          (22.87)%(1)        (3.82)%(1)      4.41  %(1)                --
 Class Y                          (23.08)%(1)          --             --                  (19.03)%(1)

(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee or surrender charges.
(2) Closing value on December 31, 2002, for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's 500 Index (S&P 500(-Registered Trademark-)) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2002 CONTINUED

related to the merchant energy sector and stagnant power prices resulting from an oversupply. The sector was bolstered by its defensive characteristics, including yield support, the potential for a comprehensive energy bill and a modification to the taxation of dividends. Electric utilities fared well, based on valuation and yield appeal. The Portfolio deemphasized merchant power companies during the period and focused on the more-defensive, yield-oriented regulated utilities with more-conservative business plans.

Following a prolonged period of underperformance, the telecommunications sector strengthened toward the end of 2002 as investors became attracted to its relative and absolute valuations, above-average dividend yields and strong free cash flow, which could accommodate debt reduction, share repurchases and dividend increases going forward. Within this sector, the Portfolio continued to overweight the regional Bell operating companies, selective high-quality wireless companies with attractive takeover potential and solid rural companies that are less susceptible to competition. Moreover, telecommunications companies now have greater exposure to economically sensitive growth drivers (such as data, wireless, DSL and long distance) than the last time the U.S. economy emerged from recession. Although the economic downturn affected this group more severely than most telecommunications analysts expected, any upturn in economic activity could have a better-than-expected impact on industry fundamentals. During the second half of 2002 the Portfolio increased its allocation to the telecommunications sector as the group strengthened and investors looked to an economic upturn as a key catalyst for improving the sector's fundamentals.

Within this difficult environment, the Utilities Portfolio continued to emphasize what we believe are high-quality utilities companies with attractive yields, solid balance sheets, deep management teams and above-average earnings visibility. As of December 31, 2002, 89 percent of the Portfolio's net assets was allocated to utility and utility-related equities. Within the equity component, industry selection featured 59 percent electric power, 28 percent telecommunications and 13 percent energy and other. The Portfolio's high-quality fixed-income portfolio accounted for 6 percent of net assets. The remaining 5 percent was held in cash and cash equivalents. Further enhancing diversification were selective international holdings (7 percent) with a focus on global telecommunications. The fixed-income portion of the Portfolio remains well diversified, with Portfolio holdings having a weighted-average credit rating of A2 and A, as measured by Moody's Investors Service, Inc., and Standard & Poor's Corporation, respectively.

We believe that the electric utility sector is slowly returning to a more traditional operating mode, as several companies continue to firm up their balance sheets and reduce their exposure to the merchant energy segment. This trend may translate to lower share price volatility, better earnings predictability and dividend sustainability over time. Any continued strengthening of the economy should foster better fundamentals

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2002 CONTINUED

across all the utility sectors, particularly within the telecommunications arena. Consequently, we anticipate increasing the Portfolio's telecommunications exposure over the next several quarters.

As always, we continue to emphasize widespread diversification, selectivity and quality holdings in building the Portfolio. As we enter 2003, we believe that the Portfolio is well positioned to provide shareholders with capital appreciation and current income.

Looking Ahead
Although the last year was a tough environment for the equity markets, we think we may be closer to the bottom than not. The United States now has a stimulative monetary policy, a low-interest-rate environment and a decent inflation situation. That said, the market might not have much flexibility until there is some sort of closure in the Iraq situation. Nonetheless, we are cautiously optimistic about the stock market's long-term prospects. With the market falling off as much as it has over the last two years, stocks are returning to what we believe are more reasonable valuation levels, which are beginning to reflect the risks in the economy and the world. There are still many issues to be resolved in terms of corporate-governance and accounting issues. Longer term, as the economy recovers and corporate-governance issues diminish, we believe the overall health of the stock market should also begin to improve. Ultimately, we would like to see a stock market driven by fundamentals, not sentiment.

Within the fixed-income markets, yield spreads between government and higher-risk sectors are likely to return closer to historic levels over the course of the year as the economy stabilizes. While it's impossible to say when this will happen, it is also likely that interest rates will trend moderately upward once the Federal Reserve believes the economy has turned the corner.

We appreciate your ongoing support of Morgan Stanley Variable Investment Series and look forward to continuing to serve your investment needs.

Very truly yours,

  /s/ Charles A. Fiumefreddo                        /s/ Mitchell M. Merin
Charles A. Fiumefreddo                              Mitchell M. Merin
CHAIRMAN OF THE BOARD                               PRESIDENT AND CEO

Morgan Stanley Variable Investment Series
RESULTS OF SPECIAL MEETING / / DECEMBER 31, 2002

On August 20, 2002, a special meeting for shareholders of Capital Growth Portfolio was held for the purpose of voting on the following proposal:

Approval of a Plan of Liquidation and Dissolution pursuant to which the Portfolio's assets were liquidated, known liabilities satisfied and remaining proceeds distributed to shareholders (contract owners who had not transferred their contract values out of the Portfolio by the date of the liquidation had their contract values invested in shares of the Portfolio automatically transferred to the variable account that invests in the Money Market Portfolio):

CAPITAL GROWTH PORTFOLIO
------------------------
For...............................................  7,023,588.689
Against...........................................    192,072.468
Abstain...........................................    306,775.004

Morgan Stanley Variable Investment Series - Money Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

                                                                 ANNUALIZED
PRINCIPAL                                                          YIELD
AMOUNT IN                                                        ON DATE OF          MATURITY
THOUSANDS                                                         PURCHASE             DATE             VALUE

-----------------------------------------------------------------------------------------------------------------

           COMMERCIAL PAPER (53.0%)
           BANKING (8.6%)
$ 27,000   Citicorp..........................................      1.34%       01/03/03 - 02/18/03   $ 26,968,882
  22,000   Northern Trust Corp...............................   1.32 - 1.71    01/07/03 - 03/26/03     21,960,207
                                                                                                     ------------
                                                                                                       48,929,089
                                                                                                     ------------
           FINANCE - AUTOMOTIVE (3.5%)
  19,925   American Honda Finance Corp.......................       1.32             02/06/03          19,898,699
                                                                                                     ------------
           FINANCE - CONSUMER (7.0%)
  27,000   FCAR Owner Trust..................................   1.36 - 1.37    01/03/03 - 01/09/03     26,993,840
  12,570   New Center Asset Trust............................       1.32             01/13/03          12,564,469
                                                                                                     ------------
                                                                                                       39,558,309
                                                                                                     ------------
           FINANCE - CORPORATE (2.1%)
  12,000   CIESCO, L.P.......................................       1.30             01/21/03          11,991,333
                                                                                                     ------------
           FINANCIAL CONGLOMERATES (4.8%)
  27,000   Mortgage Interest Networking Trust................   1.36 - 1.45    01/10/03 - 01/17/03     26,987,167
                                                                                                     ------------
           INTEGRATED OIL (2.0%)
  11,520   Shell Finance Oil (United Kingdom) PLC............       1.77             03/17/03          11,478,000
                                                                                                     ------------
           INTERNATIONAL BANKS (22.4%)
  13,550   ANZ (DE) Inc......................................       1.30             01/16/03          13,542,660
  20,100   BNP Paribas Finance, Inc..........................       1.50             02/04/03          20,071,715
  10,000   Barclays U.S. Funding Corp........................       1.73             01/28/03           9,987,100
  29,000   CBA (Delaware) Finance Inc........................       1.37             01/06/03          28,994,494
  10,970   Dexia (Delaware) LLC..............................       1.33             02/13/03          10,952,639
  15,000   ING (US) Funding LLC..............................       1.34             01/14/03          14,992,742
  10,000   National Australia Funding (DE) Inc...............       1.41             01/02/03           9,999,608
  18,650   Societe Generale N.A. Inc.........................       1.77             02/03/03          18,619,911
                                                                                                     ------------
                                                                                                      127,160,869
                                                                                                     ------------
           INVESTMENT BANKS/BROKERS (2.6%)
  14,450   Goldman Sachs Group, Inc. (The)...................       1.41             01/02/03          14,449,434
                                                                                                     ------------
           TOTAL COMMERCIAL PAPER
            (COST $300,452,900)....................................................................   300,452,900
                                                                                                     ------------
           U.S. GOVERNMENT AGENCIES (38.1%)
  20,000   Federal Farm Credit Banks.........................   1.48 - 1.52    07/01/03 - 07/30/03     19,839,417
   7,000   Federal Home Loan Banks...........................       1.67             01/22/03           6,993,222

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Money Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

                                                                ANNUALIZED
PRINCIPAL                                                          YIELD
AMOUNT IN                                                       ON DATE OF          MATURITY
THOUSANDS                                                        PURCHASE             DATE              VALUE

-----------------------------------------------------------------------------------------------------------------

$ 79,625   Federal Home Loan Mortgage Corp...................   1.24 - 1.77%   01/30/03 - 06/27/03   $ 79,384,413
 109,651   Federal National Mortgage Assoc...................   1.25 - 1.81    01/15/03 - 05/02/03    109,408,564
                                                                                                     ------------
           TOTAL U.S. GOVERNMENT AGENCIES
            (COST $215,625,616)....................................................................   215,625,616
                                                                                                     ------------
           CERTIFICATES OF DEPOSIT (9.4%)
  28,000   State Street Bank & Trust Co......................   1.35 - 1.74    01/02/03 - 01/24/03     28,000,000
  25,000   Wells Fargo Bank, N.A.............................       1.31             01/27/03          25,000,000
                                                                                                     ------------
           TOTAL CERTIFICATES OF DEPOSIT
            (COST $53,000,000).....................................................................    53,000,000
                                                                                                     ------------

           TOTAL INVESTMENTS
            (COST $569,078,516) (a)..........................  100.5%   569,078,516
           LIABILITIES IN EXCESS OF OTHER ASSETS.............   (0.5)    (2,755,121)
                                                               -----   ------------
           NET ASSETS........................................  100.0%  $566,323,395
                                                               =====   ============

---------------------

 (a)  COST IS THE SAME FOR FEDERAL INCOME TAX PURPOSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Limited Duration
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

PRINCIPAL
AMOUNT IN                                                         COUPON           MATURITY
THOUSANDS                                                          RATE              DATE             VALUE

---------------------------------------------------------------------------------------------------------------

           CORPORATE BONDS (15.9%)
           AEROSPACE & DEFENSE (0.3%)
 $   160   Lockheed Martin Corp..............................     6.50 %           04/15/03        $    161,723
     135   Lockheed Martin Corp..............................      7.25            05/15/06             152,039
     110   McDonnell Douglas Corp............................     6.875            11/01/06             120,661
      50   Raytheon Co.......................................      6.75            08/15/07              55,443
      50   Raytheon Co.......................................      6.15            11/01/08              53,942
                                                                                                   ------------
                                                                                                        543,808
                                                                                                   ------------
           AIRLINES (0.1%)
     158   Southwest Airlines Co.............................     5.496            11/01/06             166,909
                                                                                                   ------------
           AUTO PARTS: O.E.M. (0.6%)
     550   Delphi Automotive Systems Corp....................     6.125            05/01/04             567,322
     290   Johnson Controls Inc..............................      5.00            11/15/06             306,803
                                                                                                   ------------
                                                                                                        874,125
                                                                                                   ------------
           BEVERAGES: NON-ALCOHOLIC (0.1%)
     105   PepsiAmericas, Inc................................     3.875            09/12/07             106,807
                                                                                                   ------------
           BROADCASTING (0.1%)
     175   Clear Channel Communications Corp.................      7.25            09/15/03             178,532
                                                                                                   ------------
           BUILDING PRODUCTS (0.1%)
     145   Masco Corp........................................     4.625            08/15/07             149,646
                                                                                                   ------------
           CABLE/SATELLITE TV (0.1%)
     165   TCI Communications, Inc...........................     6.375            05/01/03             165,012
                                                                                                   ------------
           DEPARTMENT STORES (0.3%)
     180   Federated Department Stores, Inc..................      8.50            06/15/03             184,570
     260   May Dept Stores Co................................     6.875            11/01/05             286,806
                                                                                                   ------------
                                                                                                        471,376
                                                                                                   ------------
           DISCOUNT STORES (0.1%)
     100   Target Corp.......................................      7.50            02/15/05             110,451
                                                                                                   ------------
           DRUGSTORE CHAINS (0.4%)
     180   CVS Corp..........................................      5.50            02/15/04             186,726
     305   CVS Corp..........................................     5.625            03/15/06             327,557
     175   CVS Corp. - 144A*.................................     3.875            11/01/07             177,648
                                                                                                   ------------
                                                                                                        691,931
                                                                                                   ------------
           ELECTRICAL PRODUCTS (0.1%)
     135   Cooper Industries, Ltd............................      5.25            07/01/07             140,852
                                                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Limited Duration
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON           MATURITY
THOUSANDS                                                         RATE              DATE              VALUE

---------------------------------------------------------------------------------------------------------------

           ENVIRONMENTAL SERVICES (0.1%)
 $    60   USA Waste Services, Inc...........................     7.125%           10/01/07        $     65,496
     130   WMX Technologies, Inc.............................      7.00            10/15/06             138,418
                                                                                                   ------------
                                                                                                        203,914
                                                                                                   ------------
           FINANCE/RENTAL/LEASING (1.8%)
     180   American General Finance Corp.....................     5.875            07/14/06             193,762
     250   Equitable Life Assurance Society - 144A*..........      6.95            12/01/05             271,904
     140   Ford Motor Credit Co..............................     6.875            02/01/06             140,245
   1,455   Ford Motor Credit Co..............................      6.50            01/25/07           1,437,131
     100   Hertz Corp........................................      7.00            07/01/04             100,794
     135   MBNA America Bank N.A.............................      7.75            09/15/05             148,161
     250   MBNA America Bank N.A.............................      6.50            06/20/06             264,518
                                                                                                   ------------
                                                                                                      2,556,515
                                                                                                   ------------
           FINANCIAL CONGLOMERATES (1.7%)
     160   Citigroup, Inc....................................      6.00            02/21/12             175,584
   1,085   General Electric Capital Corp.....................     5.375            03/15/07           1,161,420
     245   General Motors Acceptance Corp....................      7.50            07/15/05             258,006
     730   General Motors Acceptance Corp....................     6.125            08/28/07             738,664
     170   John Hancock Finance Services, Inc................     5.625            12/01/08             178,233
                                                                                                   ------------
                                                                                                      2,511,907
                                                                                                   ------------
           FOOD RETAIL (0.8%)
     342   Kroger Co.........................................     7.625            09/15/06             383,039
     285   Kroger Co. (Fred Meyer Inc.)......................     7.375            03/01/05             309,362
     480   Safeway Inc.......................................      6.15            03/01/06             519,858
                                                                                                   ------------
                                                                                                      1,212,259
                                                                                                   ------------
           FOOD: MEAT/FISH/DAIRY (0.3%)
     370   Conagra Foods, Inc................................      6.00            09/15/06             404,874
                                                                                                   ------------
           FOREST PRODUCTS (0.7%)
     970   Weyerhaeuser Co...................................      5.50            03/15/05           1,015,415
                                                                                                   ------------
           GAS DISTRIBUTORS (0.4%)
     475   Consolidated Natural Gas Co. (Series B)...........     5.375            11/01/06             502,116
      76   Ras Laffan Liquid Natural Gas Co. Ltd. - 144A*
            (Qatar)..........................................     7.628            09/15/06              80,471
                                                                                                   ------------
                                                                                                        582,587
                                                                                                   ------------
           HOME BUILDING (0.1%)
     115   Centex Corp.......................................      9.75            06/15/05             128,063
                                                                                                   ------------
           HOME FURNISHINGS (0.1%)
      70   Mohawk Industries, Inc. (Class C).................      6.50            04/15/07              76,349
                                                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Limited Duration
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON           MATURITY
THOUSANDS                                                         RATE              DATE              VALUE

---------------------------------------------------------------------------------------------------------------

           HOME IMPROVEMENT CHAINS (0.3%)
 $   330   Lowe's Companies Inc..............................     7.50 %           12/15/05        $    376,314
                                                                                                   ------------
           HOTELS/RESORTS/CRUISELINES (0.3%)
     115   Hyatt Equities LLC - 144A*........................     6.875            06/15/07             114,539
     200   Marriott International Inc. (Series D)............     8.125            04/01/05             217,616
     130   Starwood Hotels Resorts - 144A*...................     7.375            05/01/07             127,725
                                                                                                   ------------
                                                                                                        459,880
                                                                                                   ------------
           INDUSTRIAL CONGLOMERATES (0.6%)
     830   Honeywell International, Inc......................     5.125            11/01/06             877,630
                                                                                                   ------------
           INSURANCE BROKERS/SERVICES (0.4%)
     515   Marsh & McLennan Companies, Inc...................     5.375            03/15/07             552,805
                                                                                                   ------------
           INTEGRATED OIL (0.2%)
      40   Conoco Inc........................................      5.90            04/15/04              41,872
      70   Conoco Funding Co.................................      5.45            10/15/06              75,556
     180   Philips Petroleum Co..............................      8.50            05/25/05             204,681
                                                                                                   ------------
                                                                                                        322,109
                                                                                                   ------------
           INVESTMENT BANKS/BROKERS (0.8%)
     165   Goldman Sachs Group Inc...........................     7.625            08/17/05             186,080
     800   Lehman Brothers Holdings Inc......................      8.25            06/15/07             940,314
                                                                                                   ------------
                                                                                                      1,126,394
                                                                                                   ------------
           INVESTMENT MANAGERS (0.3%)
     455   TIAA Global Markets - 144A*.......................      5.00            03/01/07             484,378
                                                                                                   ------------
           LIFE/HEALTH INSURANCE (1.3%)
     270   John Hancock Global Funding - 144A*...............     5.625            06/27/06             289,881
     195   John Hancock Global Funding III - 144A*...........      7.90            07/02/10             228,754
     250   Metropolitan Life Insurance Co. - 144A*...........      6.30            11/01/03             257,858
     525   Monumental Global Funding Co. - 144A*.............      6.05            01/19/06             563,226
     225   Nationwide Mutual Insurance - 144A*...............      6.50            02/15/04             232,513
     315   Prudential Insurance Co. - 144A*..................     6.375            07/23/06             337,614
                                                                                                   ------------
                                                                                                      1,909,846
                                                                                                   ------------
           MAJOR TELECOMMUNICATIONS (0.8%)
   1,000   Verizon Communications............................      6.36            04/15/06           1,079,888
                                                                                                   ------------
           MANAGED HEALTH CARE (1.0%)
     415   Aetna, Inc........................................     7.375            03/01/06             449,987
     495   Anthem, Inc.......................................     4.875            08/01/05             513,957
     155   UnitedHealth Group Inc............................      7.50            11/15/05             174,848

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Limited Duration
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON           MATURITY
THOUSANDS                                                         RATE              DATE              VALUE

---------------------------------------------------------------------------------------------------------------

 $    70   UnitedHealth Group Inc............................     5.20 %           01/17/07        $     74,086
     245   Wellpoint Health Network..........................     6.375            06/15/06             267,272
                                                                                                   ------------
                                                                                                      1,480,150
                                                                                                   ------------
           MOTOR VEHICLES (0.4%)
     580   DaimlerChrysler North American Holdings Co........      6.40            05/15/06             625,216
                                                                                                   ------------
           MULTI-LINE INSURANCE (0.7%)
     250   AIG SunAmerica Global Finance - 144A*.............      5.20            05/10/04             260,551
     250   Farmers Insurance Exchange - 144A*................      8.50            08/01/04             247,830
     435   Hartford Financial Service Group, Inc.............      7.75            06/15/05             481,787
                                                                                                   ------------
                                                                                                        990,168
                                                                                                   ------------
           OIL & GAS PRODUCTION (0.1%)
     100   PEMEX Master Trust - 144A*........................     7.875            02/01/09             107,500
                                                                                                   ------------
           RAILROADS (0.4%)
     100   Norfolk Southern Corp.............................     7.875            02/15/04             106,602
     200   Union Pacific Corp................................      6.34            11/25/03             207,158
     240   Union Pacific Corp................................      5.84            05/25/04             251,842
                                                                                                   ------------
                                                                                                        565,602
                                                                                                   ------------
           TOTAL CORPORATE BONDS
            (COST $22,503,171)...................................................................    23,249,212
                                                                                                   ------------
           U.S. GOVERNMENT & AGENCY OBLIGATIONS (54.8%)
   2,350   Federal National Mortgage Assoc.+.................     5.625            05/14/04           2,482,965
     900   Federal National Mortgage Assoc.+.................      5.75            04/15/03             911,454
   3,000   U.S.Treasury Note.................................      5.75            04/30/03           3,044,415
  10,000   U.S.Treasury Note.................................      2.75            10/31/03          10,125,780
  10,000   U.S.Treasury Note.................................      3.00            11/30/03          10,160,550
  10,000   U.S.Treasury Note.................................      3.25            12/31/03          10,200,000
  16,500   U.S.Treasury Note.................................      3.00            01/31/04          16,806,801
  19,500   U.S.Treasury Note+................................      4.75            02/15/04          20,263,250
   6,000   U.S.Treasury Note.................................      3.00            02/29/04           6,119,532
                                                                                                   ------------
           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
            (COST $79,384,287)...................................................................    80,114,747
                                                                                                   ------------
           ASSET-BACKED SECURITIES (12.3%)
           FINANCE/RENTAL/LEASING
   1,000   Bank One Issuance Trust Ser 2002 - A4.............      2.94            06/16/08           1,015,209
     550   BMW Vehicle Owner Trust...........................      4.46            05/25/07             580,223
     700   Capital Auto Receivables Asset Trust..............      3.58            10/16/06             722,435
     500   Capital Auto Receivables Asset Trust..............      4.50            10/15/07             526,192

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Limited Duration
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON           MATURITY
THOUSANDS                                                         RATE              DATE              VALUE

---------------------------------------------------------------------------------------------------------------

 $   800   Chase Credit Card Master Trust....................     5.50%            11/17/08        $    868,901
     450   Chase Manhattan Auto Owner Trust..................      4.24            09/15/08             471,552
     475   Chase Manhattan Auto Owner Trust..................      4.21            01/15/09             497,942
   1,050   Citibank Credit Card Issuance Trust...............      4.40            05/15/07           1,104,665
     900   Citibank Credit Card Issuance Trust...............      6.90            10/15/07           1,005,468
     100   Connecticut RRB Special...........................      5.36            03/30/07             104,706
      70   Daimler Chrysler Auto Trust.......................      6.82            09/06/04              70,944
     900   Daimler Chrysler Auto Trust.......................      3.09            01/08/08             914,213
     450   Daimler Chrysler Auto Trust.......................      4.49            10/06/08             472,608
   1,000   Fleet Credit Card Master Trust II.................      2.75            04/15/08           1,010,086
      47   Ford Credit Auto Owner Trust......................      6.74            06/15/04              47,300
     300   Ford Credit Auto Owner Trust......................      4.14            12/15/05             308,771
     150   Ford Credit Auto Owner Trust......................      4.75            08/15/06             158,782
   1,000   Ford Credit Auto Owner Trust......................      3.79            09/15/06           1,037,208
     950   Ford Credit Auto Owner Trust......................      3.13            11/15/06             970,135
     500   Harley-Davidson Motorcycle Trust..................      4.50            01/15/10             525,147
     500   Harley-Davidson Motorcycle Trust..................      3.09            06/15/10             510,048
      71   Honda Auto Receivables Owner Trust................      2.76            02/18/04              71,314
      29   Honda Auto Receivables Owner Trust................      6.62            07/15/04              29,527
     250   Honda Auto Receivables Owner Trust................      3.50            10/17/05             254,655
     500   Honda Auto Receivables Owner Trust................      4.49            09/17/07             526,574
     575   Honda Auto Receivables Owner Trust................      2.70            03/17/08             576,521
     400   Household Automotive Trust........................      3.68            04/17/06             406,388
     450   MBNA Credit Card Master Trust.....................      3.90            11/15/07             468,190
     325   MBNA Master Credit Card Trust.....................     1.54++           02/15/07             325,450
      25   MMCA Automobile Trust.............................      7.00            06/15/04              24,721
     400   National City Auto Receivables Trust..............      4.04            07/15/06             411,552
      63   Nissan Auto Receivables Owner Trust...............      6.72            08/16/04              64,293
     250   Nissan Auto Receivables Owner Trust...............      3.58            09/15/05             254,917
      75   Nissan Auto Receivables Owner Trust...............      4.80            02/15/07              78,703
     400   Nissan Auto Receivables Owner Trust...............      4.60            09/17/07             421,673
     200   Nordstrom Private Label Credit Card - 144A*.......      4.82            04/15/10             211,748
   1,000   Volkswagen Auto Lease Trust 2002-A................      2.36            12/20/05           1,006,359
                                                                                                   ------------
           TOTAL ASSET-BACKED SECURITIES
            (COST $17,608,405)...................................................................    18,055,120
                                                                                                   ------------
           COLLATERALIZED MORTGAGE OBLIGATIONS (0.2%)
      59   Federal Home Loan Mortgage Corp...................      6.50            03/15/29              60,042
     180   Federal Home Loan Mortgage Corp...................      6.60            03/15/29             182,131
                                                                                                   ------------
           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
            (COST $253,081)......................................................................       242,173
                                                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Limited Duration
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON           MATURITY
THOUSANDS                                                         RATE              DATE              VALUE

---------------------------------------------------------------------------------------------------------------

           FOREIGN GOVERNMENT OBLIGATIONS (0.2%)
 $   160   Quebec Province (Canada)..........................     5.50 %           04/11/06        $    170,625
     100   United Mexican States (Mexico)....................     8.625            03/12/08             114,900
                                                                                                   ------------
           TOTAL FOREIGN GOVERNMENT OBLIGATIONS
            (COST $268,192)......................................................................       285,525
                                                                                                   ------------
           MORTGAGE-BACKED SECURITIES (11.2%)
     300   Federal Home Loan Mortgage Corp...................      6.00               **                313,406
   2,341   Federal Home Loan Mortgage Corp. Gold.............      7.50       05/01/28-04/01/32       2,489,794
   2,450   Federal Home Loan Mortgage Corp...................      7.50               **              2,603,891
  10,303   Federal National Mortgage Assoc...................      7.50       09/01/29-08/01/32      10,938,758
                                                                                                   ------------
           TOTAL MORTGAGE-BACKED SECURITIES
            (COST $16,224,571)...................................................................    16,345,849
                                                                                                   ------------
           SHORT-TERM INVESTMENTS (a) (6.5%)
           U.S. GOVERNMENT & AGENCY OBLIGATIONS
   9,300   Federal National Mortgage Assoc...................      0.75            01/02/03           9,299,806
      75   U.S. Treasury Bill+...............................      1.71            01/16/03              74,947
     150   U.S. Treasury Bill+...............................      1.60            03/27/03             149,440
                                                                                                   ------------
           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
            (COST $9,524,186)....................................................................     9,524,193
                                                                                                   ------------

           TOTAL INVESTMENTS
            (COST $145,765,893) (b)..........................  101.1%   147,816,819
           LIABILITIES IN EXCESS OF OTHER ASSETS.............   (1.1)    (1,541,130)
                                                               -----   ------------
           NET ASSETS........................................  100.0%  $146,275,689
                                                               =====   ============

---------------------

 *    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 ** SECURITY WAS PURCHASED ON A FORWARD COMMITMENT BASIS WITH AN APPROXIMATE PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE; THE ACTUAL PRINCIPAL AMOUNT AND MATURITY DATE WILL BE DETERMINED UPON SETTLEMENT.
 + SOME OR ALL OF THESE SECURITIES HAVE BEEN SEGREGATED IN CONNECTION WITH SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS OR OPEN FUTURES CONTRACTS.
 ++ VARIABLE RATE SECURITY. THE RATE SHOWN IS THE RATE EFFECTIVE AS OF DECEMBER 31, 2002.
 (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATES SHOWN HAVE BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $2,070,011 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $19,085, RESULTING IN NET UNREALIZED APPRECIATION OF $2,050,926.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Limited Duration
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2002:
NUMBER OF                    DESCRIPTION, DELIVERY        UNDERLYING FACE    UNREALIZED
CONTRACTS   LONG/SHORT          MONTH, AND YEAR           AMOUNT AT VALUE   DEPRECIATION

------------------------------------------------------------------------------------------

     8        Short     U.S. Treasury Notes March 2003      $  (906,000)      $ (16,560)
    30        Short     U.S. Treasury Notes March 2003       (6,455,625)        (73,042)
    65        Short     U.S. Treasury Notes March 2003       (7,478,047)       (217,821)
                                                                              ---------
      Total unrealized depreciation......................................     $(307,423)
                                                                              =========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

PRINCIPAL
AMOUNT IN                                                       COUPON         MATURITY
THOUSANDS                                                        RATE            DATE             VALUE

-----------------------------------------------------------------------------------------------------------

           CORPORATE BONDS (71.5%)
           AEROSPACE & DEFENSE (1.9%)
 $ 2,500   Lockheed Martin Corp..............................   7.75 %         05/01/26        $  3,037,927
   4,620   Raytheon Co.......................................   6.15           11/01/08           4,984,190
   1,491   Systems 2001 Asset Trust - 144A*..................   6.664          09/15/13           1,606,373
                                                                                               ------------
                                                                                                  9,628,490
                                                                                               ------------
           AIR FREIGHT/COURIERS (1.0%)
   4,581   Federal Express Corp..............................   7.50           01/15/18           5,170,589
                                                                                               ------------
           AIRLINES (1.9%)
   4,332   American West Airlines (Class A)..................   6.85           07/02/09           3,576,465
   1,661   American West Airlines............................   7.10           04/02/21           1,714,342
   3,000   Continental Airlines, Inc.........................   7.056          03/15/11           2,666,998
   1,298   Continental Airlines, Inc.........................   6.90           01/02/18           1,136,119
   1,005   Southwest Airlines Co.............................   5.496          11/01/06           1,061,666
                                                                                               ------------
                                                                                                 10,155,590
                                                                                               ------------
           BEVERAGES: NON-ALCOHOLIC (0.2%)
   1,190   PepsiAmericas Inc.................................   3.875          09/12/07           1,210,476
                                                                                               ------------
           BROADCASTING (0.6%)
   2,909   Clear Channel Communications, Inc.................   7.65           09/15/10           3,295,466
                                                                                               ------------
           BUILDING PRODUCTS (0.2%)
   1,255   Masco Corp........................................   6.50           08/15/32           1,290,104
                                                                                               ------------
           CABLE/SATELLITE TV (0.8%)
   3,035   Cox Communications, Inc...........................   7.125          10/01/12           3,371,078
   1,020   TCI Communications, Inc...........................   7.875          02/15/26           1,034,584
                                                                                               ------------
                                                                                                  4,405,662
                                                                                               ------------
           CASINO/GAMING (0.4%)
   1,720   Harrah's Operating Co., Inc.......................   8.00           02/01/11           1,983,764
                                                                                               ------------
           CHEMICALS: AGRICULTURAL (0.6%)
   2,995   Monsanto Co.......................................   7.375          08/15/12           3,228,886
                                                                                               ------------
           DEPARTMENT STORES (1.7%)
   4,250   Federated Department Stores, Inc..................   6.90           04/01/29           4,423,727
   1,690   May Department Stores Co., Inc....................   5.95           11/01/08           1,828,237
     630   May Department Stores Co., Inc....................   6.70           09/15/28             641,823
   2,000   May Department Stores Co., Inc....................   6.90           01/15/32           2,079,700
                                                                                               ------------
                                                                                                  8,973,487
                                                                                               ------------
           DISCOUNT STORES (0.4%)
   2,021   Wal-Mart Stores, Inc..............................   7.49           06/21/07           2,251,915
                                                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON         MATURITY
THOUSANDS                                                       RATE            DATE              VALUE

-----------------------------------------------------------------------------------------------------------

           DRUGSTORE CHAINS (1.0%)
 $ 1,500   CVS Corp..........................................   5.50 %         02/15/04        $  1,556,052
   2,345   CVS Corp..........................................   5.625          03/15/06           2,518,434
     970   CVS Corp. - 144A*.................................   3.875          11/01/07             984,678
                                                                                               ------------
                                                                                                  5,059,164
                                                                                               ------------
           ELECTRIC UTILITIES (4.8%)
     700   Alliant Energy Resorces, Inc......................   7.00           12/01/11             685,019
   1,545   Cincinnati Gas & Electric Co......................   5.70           09/15/12           1,583,701
   5,000   Consolidated Edison Co............................   7.50           09/01/10           5,965,985
   3,065   Constellation Energy Group, Inc...................   7.60           04/01/32           3,132,761
   2,250   Detroit Edison Co.................................   6.125          10/01/10           2,478,274
   2,170   Duquesne Light Co.................................   6.70           04/15/12           2,471,246
     365   Exelon Corp.......................................   6.75           05/01/11             399,531
     790   Florida Power & Light Co..........................   4.85           02/01/13             807,014
   3,500   Oklahoma Gas & Electric Co........................   6.50           07/15/17           3,837,344
   2,500   Public Service Electric & Gas Co..................   6.75           03/01/06           2,785,060
   1,000   Tampa Electric Co.................................   7.75           11/01/22           1,017,240
                                                                                               ------------
                                                                                                 25,163,175
                                                                                               ------------
           ELECTRICAL PRODUCTS (0.4%)
   1,945   Cooper Industries Inc.............................   5.25           07/01/07           2,029,320
                                                                                               ------------
           ENVIRONMENTAL SERVICES (1.1%)
   5,155   Waste Management, Inc.............................   7.375          08/01/10           5,640,292
                                                                                               ------------
           FINANCE/RENTAL/LEASING (4.8%)
   4,400   American General Finance Corp.....................   5.875          07/14/06           4,736,402
   3,000   Ford Capital B.V..................................   9.50           06/01/10           3,287,463
   5,245   Ford Motor Credit Co..............................   7.25           10/25/11           5,096,441
   5,375   Hertz Corp........................................   7.40           03/01/11           5,082,546
   2,160   Hertz Corp........................................   7.625          06/01/12           2,061,793
   3,585   MBNA America Bank N.A.............................   7.75           09/15/05           3,934,491
     915   MBNA America Bank N.A.............................   7.125          11/15/12             957,558
                                                                                               ------------
                                                                                                 25,156,694
                                                                                               ------------
           FINANCIAL CONGLOMERATES (14.0%)
   4,585   American Express Co...............................   6.875          11/01/05           5,124,769
   3,785   American Express Co...............................   5.50           09/12/06           4,088,674
     665   Boeing Capital Corp...............................   6.50           02/15/12             709,031
   1,155   Boeing Capital Corp...............................   6.10           03/01/11           1,197,637
     605   Boeing Capital Corp...............................   5.80           01/15/13             612,748
   4,800   Citigroup Inc.....................................   6.00           02/21/12           5,267,506
   4,295   Citigroup Inc.....................................   5.625          08/27/12           4,516,115

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON         MATURITY
THOUSANDS                                                       RATE            DATE              VALUE

-----------------------------------------------------------------------------------------------------------

 $ 8,850   General Electric Capital Corp.....................   6.75 %         03/15/32        $  9,784,471
   4,995   General Motors Acceptance Corp....................   6.875          09/15/11           4,981,314
   7,330   General Motors Acceptance Corp....................   8.00           11/01/31           7,369,912
   7,100   J.P. Morgan Chase & Co., Inc......................   6.75           02/01/11           7,719,255
   7,270   John Hancock Financial Services, Inc..............   5.625          12/01/08           7,622,064
   2,330   Prudential Holdings, LLC (Series B FSA) - 144A*...   7.245          12/18/23           2,658,623
   5,950   Prudential Holdings, LLC (Series C) - 144A*.......   8.695          12/18/23           6,884,745
   5,000   State Street Boston Corp..........................   5.95           09/15/03           5,147,485
                                                                                               ------------
                                                                                                 73,684,349
                                                                                               ------------
           FOOD RETAIL (2.8%)
   1,275   Albertson's, Inc..................................   7.45           08/01/29           1,408,147
   2,385   Albertson's, Inc..................................   7.50           02/15/11           2,743,981
   1,715   Kroger Co.........................................   7.70           06/01/29           1,961,025
   4,585   Kroger Co.........................................   7.50           04/01/31           5,128,721
   3,080   Safeway Inc.......................................   5.80           08/15/12           3,222,909
                                                                                               ------------
                                                                                                 14,464,783
                                                                                               ------------
           FOREST PRODUCTS (0.8%)
   4,100   Weyerhaeuser Co...................................   6.75           03/15/12           4,470,386
                                                                                               ------------
           GAS DISTRIBUTORS (0.4%)
   1,740   Consolidated Natural Gas Co.......................   6.25           11/01/11           1,883,108
                                                                                               ------------
           HOME BUILDING (1.1%)
   5,060   Centex Corp. ***..................................   7.50           01/15/12           5,627,641
                                                                                               ------------
           HOME FURNISHINGS (0.3%)
   1,570   Mohawk Industries Inc.............................   7.20           04/15/12           1,764,130
                                                                                               ------------
           HOME IMPROVEMENT CHAINS (0.6%)
     705   Lowe's Companies, Inc.............................   6.875          02/15/28             785,311
   2,325   Lowe's Companies, Inc.............................   6.50           03/15/29           2,486,927
                                                                                               ------------
                                                                                                  3,272,238
                                                                                               ------------
           HOTELS/RESORTS/CRUISELINES (1.4%)
     545   Hyatt Equities LLC - 144A*........................   6.875          06/15/07             542,813
   1,685   Marriott International, Inc. (Series D)...........   8.125          04/01/05           1,833,411
   1,835   Marriott International, Inc. (Series E)...........   7.00           01/15/08           2,058,450
   2,700   Starwood Hotels & Resorts Worldwide, Inc. -
            144A*............................................   7.875          05/01/12           2,673,000
                                                                                               ------------
                                                                                                  7,107,674
                                                                                               ------------
           INDUSTRIAL CONGLOMERATES (2.1%)
   7,465   Honeywell International, Inc......................   6.125          11/01/11           8,107,318
   2,455   United Technologies Corp..........................   6.10           05/15/12           2,744,935
                                                                                               ------------
                                                                                                 10,852,253
                                                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON         MATURITY
THOUSANDS                                                       RATE            DATE              VALUE

-----------------------------------------------------------------------------------------------------------

           INTEGRATED OIL (1.1%)
 $ 3,780   Conoco Inc........................................   6.95 %         04/15/29        $  4,284,188
   1,000   Texaco Capital, Inc...............................   9.75           03/15/20           1,456,439
                                                                                               ------------
                                                                                                  5,740,627
                                                                                               ------------
           INVESTMENT BANKS/BROKERS (2.2%)
   5,650   Goldman Sachs Group Inc...........................   6.875          01/15/11           6,306,756
     275   Goldman Sachs Group Inc...........................   6.60           01/15/12             303,874
   3,750   Lehman Brothers Holdings, Inc.....................   8.75           03/15/05           4,204,706
     790   Lehman Brothers Holdings, Inc.....................   6.625          01/18/12             874,396
                                                                                               ------------
                                                                                                 11,689,732
                                                                                               ------------
           LIFE/HEALTH INSURANCE (1.2%)
     400   Hartford Life.....................................   7.375          03/01/31             445,462
     560   John Hancock......................................   7.375          02/15/24             583,677
   3,350   MetLife, Inc. (Note 4)............................   6.125          12/01/11           3,615,863
   1,685   MetLife, Inc. (Note 4)............................   6.50           12/15/32           1,748,905
                                                                                               ------------
                                                                                                  6,393,907
                                                                                               ------------
           MAJOR BANKS (3.4%)
     330   Bank One Corp.....................................   6.00           02/17/09             360,062
     725   Bank One Corp.....................................   7.625          10/15/26             874,370
   1,055   Bank One Corp.....................................   8.00           04/29/27           1,324,575
   5,000   First Union National Bank ***.....................   7.80           08/18/10           6,036,260
   3,000   Mellon Bank N.A...................................   7.625          09/15/07           3,529,341
   5,000   Well Fargo & Co...................................   7.55           06/21/10           5,950,170
                                                                                               ------------
                                                                                                 18,074,778
                                                                                               ------------
           MAJOR TELECOMMUNICATIONS (2.7%)
   1,640   ALLTEL Corp.......................................   7.00           07/01/12           1,890,029
   1,000   GTE Corp..........................................   7.90           02/01/27           1,080,870
   5,065   GTE Corp..........................................   6.94           04/15/28           5,314,471
   1,355   British Telecom PLC (United Kingdom)..............   8.875          12/15/30           1,727,489
   3,530   Verizon Global Funding Corp.......................   7.75           12/01/30           4,110,886
                                                                                               ------------
                                                                                                 14,123,745
                                                                                               ------------
           MANAGED HEALTH CARE (3.7%)
   3,930   Aetna, Inc........................................   7.375          03/01/06           4,261,323
   1,665   Aetna, Inc........................................   7.875          03/01/11           1,870,834
   3,920   Anthem, Inc.......................................   6.80           08/01/12           4,265,356
   2,065   Cigna Corp........................................   6.375          10/15/11           2,070,850
   2,265   Health Net, Inc...................................   8.375          04/15/11           2,611,518
   1,565   UnitedHealth Group Inc............................   7.50           11/15/05           1,765,397

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON         MATURITY
THOUSANDS                                                       RATE            DATE              VALUE

-----------------------------------------------------------------------------------------------------------

 $   850   UnitedHealth Group Inc............................   5.20 %         01/17/07        $    899,609
   1,450   Wellpoint Health Network, Inc.....................   6.375          06/15/06           1,581,815
                                                                                               ------------
                                                                                                 19,326,702
                                                                                               ------------
           MEDIA CONGLOMERATES (1.2%)
   2,800   News America Holdings, Inc........................   8.875          04/26/23           3,106,796
   3,195   News America Holdings, Inc........................   7.28           06/30/28           3,136,902
                                                                                               ------------
                                                                                                  6,243,698
                                                                                               ------------
           MOTOR VEHICLES (2.1%)
   2,100   DaimlerChrysler North American Holdings Co........   8.00           06/15/10           2,406,772
   3,330   DaimlerChrysler North American Holdings Co........   8.50           01/18/31           4,098,284
     235   Ford Motor Co.....................................   6.625          10/01/28             187,373
   5,000   Ford Motor Co.....................................   7.45           07/16/31           4,349,345
                                                                                               ------------
                                                                                                 11,041,774
                                                                                               ------------
           MULTI-LINE INSURANCE (2.9%)
   2,505   Farmers Exchange Capital - 144A*..................   7.05           07/15/28           1,639,638
   3,860   Farmers Insurance Capital - 144A*.................   8.625          05/01/24           2,892,086
   4,900   Hartford Financial Services Group, Inc............   7.90           06/15/10           5,570,599
   5,000   Nationwide Financial Services, Inc................   8.00           03/01/27           5,344,115
                                                                                               ------------
                                                                                                 15,446,438
                                                                                               ------------
           OIL & GAS PRODUCTION (1.0%)
   2,000   Anadarko Petroleum Corp...........................   7.73           09/15/96           2,298,220
   1,055   PEMEX Master Trust - 144A*........................   8.625          02/01/22           1,113,025
   1,800   PEMEX Project Funding Master Trust................   9.125          10/13/10           2,061,000
                                                                                               ------------
                                                                                                  5,472,245
                                                                                               ------------
           OTHER METALS/MINERALS (0.4%)
     140   Inco Ltd..........................................   7.75           05/15/12             155,954
   1,950   Inco Ltd..........................................   7.20           09/15/32           1,928,544
                                                                                               ------------
                                                                                                  2,084,498
                                                                                               ------------
           PHARMACEUTICALS: MAJOR (1.2%)
   5,000   Johnson & Johnson.................................   8.72           11/01/24           5,760,310
     277   Marion Merrell Corp...............................   9.11           08/01/05             292,837
                                                                                               ------------
                                                                                                  6,053,147
                                                                                               ------------
           PROPERTY - CASUALTY INSURERS (0.1%)
     570   Florida Windstorm Underwrting Assoc. - 144A*......   7.125          02/25/19             650,294
                                                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON         MATURITY
THOUSANDS                                                       RATE            DATE              VALUE

-----------------------------------------------------------------------------------------------------------

           PULP & PAPER (0.6%)
 $   525   International Paper Co. - 144A*...................   5.85 %         10/30/12        $    549,697
   2,260   MeadWestvaco Corp.................................   6.85           04/01/12           2,507,762
                                                                                               ------------
                                                                                                  3,057,459
                                                                                               ------------
           RAILROADS (0.9%)
   3,913   Burlington Northern Santa Fe Corp.................   7.97           01/01/15           4,564,773
                                                                                               ------------
           REAL ESTATE DEVELOPMENT (0.1%)
     544   World Financial PropertyTowers (Class B) -
            144A*............................................   6.91           09/01/13             580,563
                                                                                               ------------
           SAVINGS BANKS (0.5%)
   2,150   Washington Mutual Financial Corp..................   8.25           04/01/10           2,560,656
                                                                                               ------------
           SERVICES TO THE HEALTH INDUSTRY (0.4%)
   1,010   Anthem Insurance - 144A*..........................   9.125          04/01/10           1,212,303
     850   Anthem Insurance - 144A*..........................   9.00           04/01/27           1,025,409
                                                                                               ------------
                                                                                                  2,237,712
                                                                                               ------------
           WIRELESS TELECOMMUNICATIONS (0.5%)
   2,300   Vodafone Group PLC................................   7.875          02/15/30           2,771,879
                                                                                               ------------
           TOTAL CORPORATE BONDS
            (COST $353,034,653)..............................................................   375,884,263
                                                                                               ------------
           U.S. GOVERNMENT & AGENCY OBLIGATIONS (17.3%)
       4   Federal Home Loan Mortgage Corp...................  11.50           05/01/19               4,823
     249   Federal Home Loan Mortgage Corp. PC Gold..........   8.50     01/01/22 - 12/01/24        266,674
           Federal National Mortgage Assoc.
   2,800   ..................................................   6.00              **              2,892,750
   7,355   ..................................................   6.50           05/01/31           7,661,469
  12,500   ..................................................   6.50              **             12,988,281
   1,616   ..................................................   7.50     06/01/28 - 04/01/32      1,715,942
  18,267   ..................................................   8.00     08/01/29 - 05/01/32     19,636,176
      84   ..................................................   9.00     06/01/21 - 02/01/25         93,583
           Government National Mortgage Assoc.
   6,548   ..................................................   6.00     04/15/28 - 12/15/28      6,826,172
  11,425   ..................................................   6.50     08/15/27 - 07/15/29     11,999,818
       7   ..................................................   7.50     04/15/24 - 09/15/27          7,584
   4,374   ..................................................   8.00     10/15/24 - 11/15/29      4,718,851
     619   ..................................................   8.50     01/15/17 - 08/15/27        670,773
     450   ..................................................   9.00     07/15/24 - 12/15/24        500,339
      36   ..................................................  10.00     05/15/16 - 04/15/19         41,734

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON         MATURITY
THOUSANDS                                                       RATE            DATE              VALUE

-----------------------------------------------------------------------------------------------------------

 $18,895   U. S. Treasury Note...............................   6.75 %         05/15/05        $ 21,065,714
                                                                                               ------------
           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
            (COST $87,767,977)...............................................................    91,090,683
                                                                                               ------------
           FOREIGN GOVERNMENT OBLIGATIONS (5.1%)
   5,000   Hydro-Quebec (Canada)***..........................   9.50           11/15/30           7,599,550
   5,000   Manitoba (Province of) (Canada)...................   7.75           07/17/16           6,617,700
   5,000   Province of New Brunswick (Canada)................   7.625          06/29/04           5,412,245
   1,455   United Mexican States (Mexico)....................   8.375          01/14/11           1,644,150
   4,370   United Mexican States (Mexico)....................   8.00           09/24/22           4,522,950
   1,100   United Mexican States (Mexico)....................   8.30           08/15/31           1,160,500
                                                                                               ------------
           TOTAL FOREIGN GOVERNMENT OBLIGATIONS
            (COST $22,778,328)...............................................................    26,957,095
                                                                                               ------------
           ASSET-BACKED SECURITY (0.4%)
           FINANCE/RENTAL/LEASING
   1,800   American Express Credit Account
            (COST $1,799,706)................................   5.53           10/15/08           1,954,999
                                                                                               ------------
           SHORT-TERM INVESTMENTS (a) (7.3%)
           U.S. GOVERNMENT & AGENCY OBLIGATIONS
  37,000   Federal National Mortgage Assoc...................   0.75           01/02/03          36,999,229
     500   U.S. Treasury Bill ***............................   1.60 -
                                                                 1.63          01/16/03             499,663
   1,000   U.S. Treasury Bill ***............................   1.48 -
                                                                 1.60          03/27/03             996,353
                                                                                               ------------
           TOTAL SHORT-TERM INVESTMENTS
            (COST $38,495,196)...............................................................    38,495,245
                                                                                               ------------

           TOTAL INVESTMENTS
            (COST $503,875,860) (b)..........................  101.6%   534,382,285
           LIABILITIES IN EXCESS OF OTHER ASSETS.............   (1.6)    (8,435,281)
                                                               -----   ------------
           NET ASSETS........................................  100.0%  $525,947,004
                                                               =====   ============

---------------------

 *    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 ** SECURITY WAS PURCHASED ON A FORWARD COMMITMENT BASIS WITH AN APPROXIMATE PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE; THE ACTUAL PRINCIPAL AMOUNT AND MATURITY DATE WILL BE DETERMINED UPON SETTLEMENT.
 *** SOME OR ALL OF THESE SECURITIES HAVE BEEN SEGREGATED IN CONNECTION WITH SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS AND/OR OPEN FUTURES CONTRACTS.
 PC   PARTICIPATION CERTIFICATE.
 (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATES SHOWN HAVE BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $33,526,585 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $3,020,160, RESULTING IN NET UNREALIZED APPRECIATION OF $30,506,425.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2002:
                                                                            UNREALIZED
NUMBER OF                    DESCRIPTION, DELIVERY       UNDERLYING FACE   APPRECIATION
CONTRACTS   LONG/SHORT          MONTH, AND YEAR          AMOUNT AT VALUE  (DEPRECIATION)

-----------------------------------------------------------------------------------------

   327        Short     U.S. Treasury Bond, March 2003    $(36,848,812)     $  (762,089)
   229        Short     U.S. Treasury Notes, March 2003    (25,934,250)        (501,227)
   185        Short     U.S. Treasury Notes, March 2003    (21,283,673)        (620,807)
    66         Long     U.S. Treasury Notes, March 2003     14,202,375          163,459
                                                                            -----------
      Net unrealized depreciation.......................................    $(1,720,664)
                                                                            ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

PRINCIPAL
AMOUNT IN                                                            COUPON       MATURITY
THOUSANDS                                                             RATE          DATE       VALUE

-------------------------------------------------------------------------------------------------------

            CORPORATE BONDS (82.3%)
            ADVERTISING/MARKETING SERVICES (1.1%)
$      362  Interep National Radio Sales, Inc. (Series B).....  10.00 %           07/01/08  $   282,360
        80  RH Donnelley Financial Corp. - 144A*..............   8.875            12/15/10       85,600
       200  RH Donnelley Financial Corp. - 144A*..............  10.875            12/15/12      218,000
                                                                                            -----------
                                                                                                585,960
                                                                                            -----------
            AEROSPACE & DEFENSE (0.3%)
       965  Loral Space & Communications Ltd..................   9.50             01/15/06      154,400
                                                                                            -----------
            AIRLINES (0.5%)
       510  Air Canada Corp. (Canada).........................  10.25             03/15/11      285,600
                                                                                            -----------
            ALTERNATIVE POWER GENERATION (0.3%)
       390  Calpine Corp......................................   8.50             02/15/11      169,650
                                                                                            -----------
            APPAREL/FOOTWEAR RETAIL (0.3%)
       170  Gap, Inc. (The)...................................   8.80             12/15/08      185,300
                                                                                            -----------
            AUTO PARTS: O.E.M. (3.8%)
       145  ArvinMeritor, Inc.................................   8.75             03/01/12      152,975
       165  Collins & Aikman Products.........................  11.50             04/15/06      138,600
       410  Collins & Aikman Products.........................  10.75             12/31/11      390,525
       430  Dana Corp.........................................   9.00             08/15/11      414,950
       240  Dura Operating Corp. (Series B)...................   8.625            04/15/12      241,200
       375  Intermet Corp.....................................   9.75             06/15/09      337,500
       155  Lear Corp. (Series B).............................   8.11             05/15/09      163,912
       305  Metaldyne Corp....................................  11.00             06/15/12      250,100
                                                                                            -----------
                                                                                              2,089,762
                                                                                            -----------
            BROADCAST/MEDIA (1.5%)
     1,265  Tri-State Outdoor Media Group, Inc. (c)...........  11.00             05/15/08      823,831
                                                                                            -----------
            BROADCASTING (0.8%)
        35  Corus Entertainment, Inc. (Canada)................   8.75             03/01/12       37,056
       405  Salem Communications Holdings Corp. (Series B)....   9.00             07/01/11      424,744
                                                                                            -----------
                                                                                                461,800
                                                                                            -----------
            BUILDING PRODUCTS (0.4%)
       165  Brand Services, Inc. - 144A*......................  12.00             10/15/12      173,250
        75  Nortek, Inc.......................................   9.25             03/15/07       77,062
                                                                                            -----------
                                                                                                250,312
                                                                                            -----------
            CABLE/SATELLITE TV (4.2%)
       200  British Sky Broadcasting Group PLC (United
             Kingdom).........................................   6.875            02/23/09      204,500
       485  British Sky Broadcasting Group PLC (United
             Kingdom).........................................   8.20             07/15/09      523,800
     1,000  Callahan Nordrhein Westfalen (Germany) (a)(b).....  14.00             07/15/10       37,500

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                            COUPON       MATURITY
THOUSANDS                                                             RATE          DATE       VALUE

-------------------------------------------------------------------------------------------------------

$    1,200  Charter Communications Holdings/Charter Capital...  11.75++%          05/15/11  $   300,000
       675  Echostar DBS Corp.................................   9.125            01/15/09      710,437
       941  Knology Holdings, Inc. - 144A* (c)................  12.00+            11/30/09      376,400
        95  Pegasus Communications Corp. (Series B)...........   9.75             12/01/06       50,350
       755  Telewest Communications PLC (United Kingdom)......   9.875            02/01/10      135,900
                                                                                            -----------
                                                                                              2,338,887
                                                                                            -----------
            CASINO/GAMING (3.2%)
     4,485  Aladdin Gaming Holdings/Capital Corp. LLC (Series
             B)...............................................  13.50++           03/01/10       33,637
       250  Harrah's Operating Co., Inc.......................   8.00             02/01/11      288,338
       485  Park Place Entertainment..........................   8.875            09/15/08      515,351
     7,210  Resort At Summerlin LP/Ras Co. (Series
             B) (a)(b)........................................  13.00             12/15/07            0
        85  Station Casinos, Inc..............................   8.375            02/15/08       90,312
       220  Station Casinos, Inc..............................   8.875            12/01/08      228,800
       300  Station Casinos, Inc..............................   9.875            07/01/10      325,500
       280  Venetian Casino/LV Sands..........................  11.00             06/15/10      292,600
                                                                                            -----------
                                                                                              1,774,538
                                                                                            -----------
            CELLULAR TELEPHONE (1.8%)
       200  Dobson/Sygnet Communications......................  12.25             12/15/08      153,000
       925  Nextel Communications, Inc........................   9.95++           02/15/08      846,375
                                                                                            -----------
                                                                                                999,375
                                                                                            -----------
            CHEMICALS: MAJOR DIVERSIFIED (1.6%)
       315  Equistar Chemical.................................  10.125            09/01/08      286,650
       695  Huntsman ICI Chemicals............................  10.125            07/01/09      576,850
                                                                                            -----------
                                                                                                863,500
                                                                                            -----------
            CHEMICALS: SPECIALTY (3.4%)
       265  Acetex Corp. (Canada).............................  10.875            08/01/09      280,900
       220  Avecia Group PLC (United Kingdom).................  11.00             07/01/09      171,600
       170  FMC Corp. - 144A*.................................  10.25             11/01/09      183,600
       575  ISP Holdings Inc. (Series B)......................  10.625            12/15/09      500,250
       190  Lyondell Chemical Co. (Series B)..................   9.875            05/01/07      182,400
       185  Lyondell Chemical Co. (Series B)..................   9.50             12/15/08      172,050
       160  Millennium America, Inc...........................   7.00             11/15/06      154,600
       240  Millennium America, Inc...........................   9.25             06/15/08      250,200
                                                                                            -----------
                                                                                              1,895,600
                                                                                            -----------
            COMMERCIAL PRINTING/FORMS (1.1%)
       430  Mail-Well I Corp..................................   9.625            03/15/12      382,700
     2,500  Premier Graphics Inc. (a)(b)......................  11.50             12/01/05            0

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                            COUPON       MATURITY
THOUSANDS                                                             RATE          DATE       VALUE

-------------------------------------------------------------------------------------------------------

$      225  Quebecor Media Inc. (Canada)......................  11.125%           07/15/11  $   207,281
        70  Quebecor Media Inc. (Canada)......................  13.75++           07/15/11       39,638
                                                                                            -----------
                                                                                                629,619
                                                                                            -----------
            CONSUMER/BUSINESS SERVICES (1.9%)
       491  Comforce Corp. (Series B).........................  15.00+            12/01/09      147,219
       436  MDC Communication Corp. (Canada)..................  10.50             12/01/06      390,220
       620  Muzak LLC/Muzak Finance Corp......................   9.875            03/15/09      505,300
                                                                                            -----------
                                                                                              1,042,739
                                                                                            -----------
            CONTAINERS/PACKAGING (2.0%)
       555  Owens-Brockway Glass Con Inc. - 144A*.............   8.75             11/15/12      563,325
        30  Pliant Corp.......................................  13.00             06/01/10       27,525
       230  Pliant Corp.......................................  13.00             06/01/10      210,450
       335  Riverwood International Corp......................  10.875            04/01/08      336,675
                                                                                            -----------
                                                                                              1,137,975
                                                                                            -----------
            DEPARTMENT STORES (0.5%)
        55  Penney (J.C.) Co., Inc............................   7.60             04/01/07       55,688
        45  Penney (J.C.) Co., Inc............................   6.875            10/15/15       38,250
       175  Penney (J.C.) Co., Inc. - 144A*...................   9.00             08/01/12      178,500
                                                                                            -----------
                                                                                                272,438
                                                                                            -----------
            DIVERSIFIED MANUFACTURING (0.4%)
       315  Eagle-Picher Industries, Inc......................   9.375            03/01/08      222,075
                                                                                            -----------
            DRUGSTORE CHAINS (0.3%)
       235  Rite Aid Corp.....................................   7.70             02/15/27      164,500
                                                                                            -----------
            ELECTRIC UTILITIES (1.0%)
       325  Monongahela Power Co..............................   5.00             10/01/06      313,807
       320  PSEG Energy Holdings..............................   8.625            02/15/08      267,200
                                                                                            -----------
                                                                                                581,007
                                                                                            -----------
            ELECTRONIC COMPONENTS (0.5%)
        30  Flextronics International Ltd. (Series B)
             (Singapore)......................................   8.75             10/15/07       30,825
       240  Flextronics International Ltd. (Series B)
             (Singapore)......................................   9.875            07/01/10      258,600
                                                                                            -----------
                                                                                                289,425
                                                                                            -----------
            ELECTRONIC DISTRIBUTORS (1.0%)
       475  BRL Universal Equipment Corp......................   8.875            02/15/08      494,000
     6,000  CHS Electronics, Inc. (a)(b)......................   9.875            04/15/05       52,500
                                                                                            -----------
                                                                                                546,500
                                                                                            -----------
            ELECTRONIC EQUIPMENT/INSTRUMENTS (0.4%)
       820  High Voltage Engineering, Inc.....................  10.75             08/15/04      213,200
                                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                            COUPON       MATURITY
THOUSANDS                                                             RATE          DATE       VALUE

-------------------------------------------------------------------------------------------------------

            ELECTRONICS/APPLIANCES (0.0%)
$   12,000  International Semi-Tech Microelectronics, Inc.
             (Canada) (a)(b)..................................  11.50 %           08/15/03  $         0
                                                                                            -----------
            ENGINEERING & CONSTRUCTION (0.0%)
       225  Encompass Services Corp. (a)(b)...................  10.50             05/01/09        4,500
     1,500  Metromedia Fiber Network, Inc. (Series
             B) (a)(b)........................................  10.00             12/15/09        3,750
                                                                                            -----------
                                                                                                  8,250
                                                                                            -----------
            ENVIRONMENTAL SERVICES (1.2%)
       675  Allied Waste North America, Inc. (Series B).......  10.00             08/01/09      669,938
                                                                                            -----------
            FINANCE/RENTAL/LEASING (0.8%)
       435  Ford Motor Credit Co..............................   7.25             10/25/11      422,679
                                                                                            -----------
            FINANCIAL CONGLOMERATES (0.3%)
       195  Case Credit Corp..................................   6.125            02/15/03      193,739
                                                                                            -----------
            FOOD DISTRIBUTORS (0.9%)
       550  Volume Services America, Inc......................  11.25             03/01/09      522,500
                                                                                            -----------
            FOOD: MEAT/FISH/DAIRY (1.7%)
       360  Michael Foods Inc. (Series B).....................  11.75             04/01/11      403,200
       530  Smithfield Foods Inc..............................   7.625            02/15/08      516,750
                                                                                            -----------
                                                                                                919,950
                                                                                            -----------
            FOREST PRODUCTS (2.0%)
       435  Louisiana Pacific Corp............................  10.875            11/15/08      467,625
       110  Louisiana Pacific Corp............................   8.875            08/15/10      118,003
       500  Tembec Industries Inc. (Canada)...................   8.50             02/01/11      503,750
                                                                                            -----------
                                                                                              1,089,378
                                                                                            -----------
            GAS DISTRIBUTORS (0.2%)
       375  Dynegy Holdings, Inc..............................   6.875            04/01/11      127,500
                                                                                            -----------
            HOME BUILDING (3.0%)
       465  Schuler Homes, Inc................................   9.375            07/15/09      474,300
       295  Tech Olympic USA, Inc. - 144A*....................   9.00             07/01/10      286,150
       255  Tech Olympic USA, Inc. - 144A*....................  10.375            07/01/12      240,975
       670  Toll Corp.........................................   8.25             02/01/11      673,350
                                                                                            -----------
                                                                                              1,674,775
                                                                                            -----------
            HOSPITAL/NURSING MANAGEMENT (1.7%)
       375  HCA, Inc..........................................   7.875            02/01/11      411,146
       110  Manor Care, Inc...................................   8.00             03/01/08      116,050
       450  Tenet Healthcare Corp.............................   6.50             06/01/12      407,250
                                                                                            -----------
                                                                                                934,446
                                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                            COUPON       MATURITY
THOUSANDS                                                             RATE          DATE       VALUE

-------------------------------------------------------------------------------------------------------

            HOTELS/RESORTS/CRUISELINES (4.4%)
$      260  Hilton Hotels Corp................................   7.95 %           04/15/07  $   270,111
       110  HMH Properties, Inc...............................   8.45             12/01/08      108,625
       535  HMH Properties, Inc. (Series B)...................   7.875            08/01/08      518,950
       595  Horseshoe Gaming Holding Corp. (Series B).........   8.625            05/15/09      632,188
       430  Prime Hospitality Corp. (Series B)................   8.375            05/01/12      417,100
        40  Starwood Hotels & Resorts Worldwide, Inc. -
             144A*............................................   7.375            05/01/07       39,300
       485  Starwood Hotels & Resorts Worldwide, Inc. -
             144A*............................................   7.875            05/01/12      480,150
                                                                                            -----------
                                                                                              2,466,424
                                                                                            -----------
            INDUSTRIAL CONGLOMERATES (0.5%)
       275  Tyco International Group S.A. (Luxembourg)........   6.75             02/15/11      259,875
                                                                                            -----------
            INDUSTRIAL SPECIALTIES (2.8%)
       430  Foamex LP/Capital Corp. - 144A*...................  10.75             04/01/09      301,000
       700  International Wire Group, Inc.....................  11.75             06/01/05      423,500
       260  Johnsondiversey, Inc. - 144A*.....................   9.625            05/15/12      273,650
       125  Tekni-Plex Inc. (Series B)........................  12.75             06/15/10      116,875
       160  Tekni-Plex Inc. - 144A*...........................  12.75             06/15/10      149,600
       355  UCAR Finance, Inc.................................  10.25             02/15/12      282,225
                                                                                            -----------
                                                                                              1,546,850
                                                                                            -----------
            INTERNET SOFTWARE/SERVICES (0.4%)
       713  Exodus Communications, Inc. (a)(b)................  11.625            07/15/10       42,789
       210  Globix Corp. - 144A*..............................  11.00+            05/01/08      151,080
     1,563  PSINet, Inc. (a)(b)...............................  11.00             08/01/09       46,883
                                                                                            -----------
                                                                                                240,752
                                                                                            -----------
            INVESTMENT MANAGERS (0.8%)
       425  MDP Acquisitions PLC - 144A* (Ireland)............   9.625            10/01/12      442,000
                                                                                            -----------
            MANAGED HEALTH CARE (1.3%)
       390  Aetna, Inc........................................   7.875            03/01/11      438,213
       270  Health Net, Inc...................................   8.375            04/15/11      311,307
                                                                                            -----------
                                                                                                749,520
                                                                                            -----------
            MEDIA CONGLOMERATES (2.1%)
       520  AOL Time Warner Inc...............................   6.875            05/01/12      549,174
       140  News America Holdings, Inc........................   7.75             01/20/24      140,137
       455  Nextmedia Operating, Inc..........................  10.75             07/01/11      478,319
                                                                                            -----------
                                                                                              1,167,630
                                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                            COUPON       MATURITY
THOUSANDS                                                             RATE          DATE       VALUE

-------------------------------------------------------------------------------------------------------

            MEDICAL DISTRIBUTORS (1.0%)
$      440  Amerisource Bergen Corp...........................   8.125%           09/01/08  $   468,600
        95  Amerisource Bergen Corp. - 144A*..................   7.25             11/15/12       97,375
                                                                                            -----------
                                                                                                565,975
                                                                                            -----------
            MEDICAL/NURSING SERVICES (1.2%)
       685  Fresenius Medical Care Capital Trust..............   7.875            06/15/11      664,450
                                                                                            -----------
            METAL FABRICATIONS (1.1%)
       615  Trimas Corp. - 144A*..............................   9.875            06/15/12      608,850
                                                                                            -----------
            MISCELLANEOUS COMMERCIAL SERVICES (0.2%)
       115  Iron Mountain Inc.................................   7.75             01/15/15      115,000
                                                                                            -----------
            MOVIES/ENTERTAINMENT (1.5%)
       490  Alliance Atlantis Communications, Inc. (Canada)...  13.00             12/15/09      534,100
       325  Six Flags, Inc....................................   8.875            02/01/10      305,500
                                                                                            -----------
                                                                                                839,600
                                                                                            -----------
            OFFICE EQUIPMENT/SUPPLIES (0.0%)
     6,500  Mosler, Inc. (a)(b)...............................  11.00             04/15/03            0
                                                                                            -----------
            OIL & GAS PIPELINES (0.5%)
       260  El Paso Energy Partners, L.P. - 144A*.............  10.625            12/01/12      265,850
                                                                                            -----------
            OIL & GAS PRODUCTION (3.0%)
       550  Chesapeake Energy Corp............................   8.125            04/01/11      566,500
       195  Magnum Hunter Resources, Inc......................   9.60             03/15/12      207,188
       245  Stone Energy Corp.................................   8.25             12/15/11      254,800
       585  Vintage Petroleum, Inc............................   7.875            05/15/11      570,375
        80  Westport Resources Corp. - 144A*..................   8.25             11/01/11       84,000
                                                                                            -----------
                                                                                              1,682,863
                                                                                            -----------
            OIL REFINING/MARKETING (1.6%)
       480  Husky Oil Ltd.....................................   8.90             08/15/28      530,195
       560  Tesoro Petroleum Corp.............................   9.625            04/01/12      364,000
                                                                                            -----------
                                                                                                894,195
                                                                                            -----------
            OILFIELD SERVICES/EQUIPMENT (1.2%)
       435  Hanover Equipment Trust - 144A*...................   8.50             09/01/08      424,125
       260  Hanover Equipment Trust - 144A*...................   8.75             09/01/11      250,900
                                                                                            -----------
                                                                                                675,025
                                                                                            -----------
            OTHER METALS/MINERALS (0.7%)
       355  Murrin Murrin Holdings Property Ltd. (Australia)
             (b)..............................................   9.375            08/31/07       85,200
       320  Phelps Dodge Corp.................................   8.75             06/01/11      331,082
                                                                                            -----------
                                                                                                416,282
                                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                            COUPON       MATURITY
THOUSANDS                                                             RATE          DATE       VALUE

-------------------------------------------------------------------------------------------------------

            PUBLISHING: BOOKS/MAGAZINES (0.9%)
$      535  PRIMEDIA, Inc.....................................   8.875%           05/15/11  $   484,175
                                                                                            -----------
            PUBLISHING: NEWSPAPERS (0.7%)
       430  Hollinger Participation - 144A* (Canada)..........  12.125+           11/15/10      404,240
                                                                                            -----------
            PULP & PAPER (1.5%)
       210  Abitibi-Consolidated, Inc. (Canada)...............   8.55             08/01/10      233,072
       100  Abitibi-Consolidated, Inc. (Canada)...............   8.85             08/01/30      107,536
       500  Norske Skog Canada Ltd. (Canada)..................   8.625            06/15/11      503,750
                                                                                            -----------
                                                                                                844,358
                                                                                            -----------
            REAL ESTATE DEVELOPMENT (0.8%)
       510  CB Richard Ellis Services, Inc....................  11.25             06/15/11      469,200
                                                                                            -----------
            RECREATIONAL PRODUCTS (1.1%)
       555  International Game Technology.....................   8.375            05/15/09      616,050
                                                                                            -----------
            RESTAURANTS (0.3%)
    20,351  American Restaurant Group Holdings, Inc. - 144A*
             (c)..............................................   0.00             12/15/05      156,705
                                                                                            -----------
            SEMICONDUCTORS (0.6%)
        65  Fairchild Semiconductors Corp.....................  10.375            10/01/07       68,250
       230  Fairchild Semiconductors Corp.....................  10.50             02/01/09      248,400
                                                                                            -----------
                                                                                                316,650
                                                                                            -----------
            SERVICES TO THE HEALTH INDUSTRY (1.6%)
       225  Anthem Insurance - 144A*..........................   9.125            04/01/10      270,068
       135  Healthsouth Corp..................................   7.625            06/01/12      111,375
       475  Omnicare, Inc. (Series B).........................   8.125            03/15/11      508,250
                                                                                            -----------
                                                                                                889,693
                                                                                            -----------
            SPECIALTY STORES (0.6%)
       305  Autonation, Inc...................................   9.00             08/01/08      308,050
                                                                                            -----------
            SPECIALTY TELECOMMUNICATIONS (0.5%)
     6,500  Birch Telecom Inc. (a)(b).........................  14.00             06/15/08          650
     1,800  DTI Holdings, Inc. (Series B) (a)(d)..............  12.50++           03/01/08          180
       940  Global Crossing Holdings, Ltd. (Bermuda) (a)(b)...   8.70             08/01/07       28,200
       585  Global Crossing Holdings, Ltd. (Bermuda) (a)(b)...   9.50             11/15/09       17,550
       200  Primus Telecommunication Group, Inc. (Series B)...   9.875            05/15/08      118,000
     3,410  World Access, Inc (a)(b)(c).......................  13.25             01/15/08      136,400
     1,300  Worldwide Fiber Inc. (Canada) (a)(b)..............  12.00             08/01/09          130
                                                                                            -----------
                                                                                                301,110
                                                                                            -----------
            STEEL (0.5%)
       265  Oregon Steel Mills, Inc. - 144A*..................  10.00             07/15/09      268,975
                                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                            COUPON       MATURITY
THOUSANDS                                                             RATE          DATE       VALUE

-------------------------------------------------------------------------------------------------------

            TELECOMMUNICATIONS (0.6%)
$    5,500  e. Spire Communications, Inc. (a)(b)..............  13.75%            07/15/07  $       550
     1,901  Focal Communications, Corp. (Series B) (a)(d).....  12.125++          02/15/08       38,020
       800  NEXTLINK Communications, Inc. (a)(b)..............   9.00             03/15/08        1,000
       875  NEXTLINK Communications, Inc. (a)(b)..............  10.75             06/01/09        1,094
     4,775  Rhythms Netconnections, Inc. (a)(b)...............  12.75             04/15/09            0
     1,200  Startec Global Communications Corp. (a)(b)........  12.00             05/15/08          120
       380  WorldCom, Inc. (a)(b).............................   7.50             05/15/11       89,300
       855  WorldCom, Inc. (a)(b).............................   8.25             05/15/31      200,925
                                                                                            -----------
                                                                                                331,009
                                                                                            -----------
            TRUCKS/CONSTRUCTION/FARM MACHINERY (2.3%)
       200  Case Corp. (Series B).............................   6.25             12/01/03      194,000
       510  J.B. Poindexter & Co., Inc........................  12.50             05/15/04      418,200
       425  Manitowoc Co., Inc. (The) - 144A*.................  10.50             08/01/12      440,938
       205  NMHG Holding Co...................................  10.00             05/15/09      205,000
                                                                                            -----------
                                                                                              1,258,138
                                                                                            -----------
            WHOLESALE DISTRIBUTORS (1.4%)
       415  Burhmann US, Inc..................................  12.25             11/01/09      385,950
       255  Fisher Scientific International, Inc..............   7.125            12/15/05      258,825
       120  Fisher Scientific International, Inc..............   9.00             02/01/08      125,100
                                                                                            -----------
                                                                                                769,875
                                                                                            -----------
            WIRELESS TELECOMMUNICATIONS (1.4%)
       815  American Cellular Corp............................   9.50             10/15/09      154,850
    19,000  CellNet Data Systems, Inc. (a)(d).................  14.00             10/01/07            0
       150  Nextel Communications Inc.........................   9.375            11/15/09      135,750
       420  SBA Communications Corp...........................  12.00++           03/01/08      222,600
       115  SBA Communications Corp...........................  10.25             02/01/09       62,100
       240  Triton PCS, Inc...................................   8.75             11/15/11      194,400
                                                                                            -----------
                                                                                                769,700
                                                                                            -----------
            TOTAL CORPORATE BONDS
             (COST $136,076,532)..........................................................   46,330,217
                                                                                            -----------

            CONVERTIBLE BONDS (0.5%)
            ELECTRONIC COMPONENTS (0.5%)
       580  Solectron Corp....................................   0.00    11/20/20      294,350
                                                                                   -----------
            HOTELS/RESORTS/CRUISELINES (0.0%)
       742  Premier Cruises Ltd. (a)(d) - 144A*...............  10.00+   08/15/05            0
                                                                                   -----------
            TOTAL CONVERTIBLE BONDS
             (COST $1,166,302)...................................................      294,350
                                                                                   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
  SHARES                                                                               VALUE

-----------------------------------------------------------------------------------------------

            COMMON STOCKS (d) (2.6%)
            AEROSPACE & DEFENSE (0.1%)
     7,533  Orbital Sciences Corp. (c)............................................  $    31,789
                                                                                    -----------
            APPAREL/FOOTWEAR RETAIL (0.0%)
 1,310,596  County Seat Store Corp. (c)...........................................            0
                                                                                    -----------
            CASINO/GAMING (0.0%)
     2,000  Fitzgerald Gaming Corp.**.............................................            0
                                                                                    -----------
            CONSUMER/BUSINESS SERVICES (0.9%)
    29,900  Anacomp, Inc. (Class A) (c)...........................................      523,250
                                                                                    -----------
            FOOD: SPECIALTY/CANDY (0.0%)
     2,375  SFAC New Holdings Inc. (c)............................................            0
       436  SFAC New Holdings Inc. (c)............................................            0
   120,000  Specialty Foods Acquisition Corp. - 144A*.............................            0
                                                                                    -----------
                                                                                              0
                                                                                    -----------
            HOTELS/RESORTS/CRUISELINES (0.0%)
   444,351  Premier Holdings Inc. (c).............................................            0
    71,890  Vagabond Inns, Inc. (Class D) (a).....................................            0
                                                                                    -----------
                                                                                              0
                                                                                    -----------
            INTERNET SOFTWARE/SERVICES (0.1%)
    29,129  Globix Corp. (c)......................................................       58,258
                                                                                    -----------
            MEDICAL SPECIALTIES (0.1%)
     9,395  MEDIQ, Inc. (c).......................................................       51,013
                                                                                    -----------
            MEDICAL/NURSING SERVICES (0.0%)
   418,663  Raintree Healthcare Corp. (c).........................................            0
                                                                                    -----------
            MOTOR VEHICLES (0.0%)
        87  Northern Holdings Industrial Corp. * (c)..............................            0
                                                                                    -----------
            RESTAURANTS (0.7%)
     7,750  American Restaurant Group Holdings, Inc. - 144A*......................            0
    92,158  FRD Acquisition Co. (c)...............................................      368,632
                                                                                    -----------
                                                                                        368,632
                                                                                    -----------
            SPECIALTY TELECOMMUNICATIONS (0.1%)
   144,793  Mpower Holding Corp. (c)..............................................       28,959
     2,777  Versatel Telecom International NV (ADR) (Netherlands) (c).............        8,331
    15,035  Viatel Holding Bermuda Ltd. (c).......................................            0
    15,710  World Access, Inc (c).................................................            8
                                                                                    -----------
                                                                                         37,298
                                                                                    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
  SHARES                                                                               VALUE

-----------------------------------------------------------------------------------------------

            TELECOMMUNICATIONS (0.0%)
    25,399  Covad Communications Group, Inc. (c)..................................  $    23,875
   131,683  PFB Telecom NV (Series B) (c).........................................            0
                                                                                    -----------
                                                                                         23,875
                                                                                    -----------
            TEXTILES (0.0%)
   298,461  U.S. Leather, Inc. (c)................................................            0
                                                                                    -----------
            WIRELESS TELECOMMUNICATIONS (0.6%)
    38,272  Arch Wireless, Inc. (c)...............................................       78,458
    55,773  Motient Corp. (c).....................................................      167,319
     8,464  NII Holdings, Inc. (Class B) (c)......................................       99,452
    38,444  Vast Solutions, Inc. (Class B1) (c)...................................            0
    38,444  Vast Solutions, Inc. (Class B2) (c)...................................            0
    38,444  Vast Solutions, Inc. (Class B3) (c)...................................            0
                                                                                    -----------
                                                                                        345,229
                                                                                    -----------
            TOTAL COMMON STOCKS
             (COST $64,966,628)...................................................    1,439,344
                                                                                    -----------
            PREFERRED STOCKS (2.0%)
            CABLE/SATELLITE TV (0.0%)
    53,252  Knology Holdings, Inc. - 144A* (c)....................................          533
                                                                                    -----------
            CELLULAR TELEPHONE (0.5%)
       620  Dobson Communications Corp.+..........................................      297,600
                                                                                    -----------
            ELECTRIC UTILITIES (0.5%)
       450  TNP Enterprises, Inc. (Series D)+.....................................      292,500
                                                                                    -----------
            RESTAURANTS (1.0%)
     2,764  American Restaurant Group Holdings, Inc. (Series B)...................      317,862
       157  FRD Acquisition Co. (Units)(++).......................................      157,000
                                                                                    -----------
                                                                                        474,862
                                                                                    -----------
            SPECIALTY TELECOMMUNICATIONS (0.0%)
     4,956  McLeodUSA, Inc. (Series A) $0.44 (Conv.)..............................       20,320
                                                                                    -----------
            TOTAL PREFERRED STOCKS
             (COST $3,594,515)....................................................    1,085,815
                                                                                    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

 NUMBER OF                                        EXPIRATION
 WARRANTS                                            DATE        VALUE

-------------------------------------------------------------------------

             WARRANTS (d) (0.0%)
             ADVERTISING/MARKETING SERVICES (0.0%)
          1  Mentus Media Corp. - 144A* (c).....   02/01/08   $         0
                                                              -----------
             AEROSPACE & DEFENSE (0.0%)
      1,500  Sabreliner Corp. - 144A*...........   04/15/03             0
                                                              -----------
             BROADCASTING (0.0%)
        640  XM Satellite Radio Holdings, Inc. -
              144A*.............................   03/15/10           320
                                                              -----------
             CASINO/GAMING (0.0%)
     83,500  Aladdin Gaming Holdings LLC -
              144A*.............................   03/01/10             0
      6,000  Resort at Summerlin LP - 144A*.....   12/15/07             0
                                                              -----------
                                                                        0
                                                              -----------
             CONSUMER/BUSINESS SERVICES (0.0%)
     42,250  Comforce Corp. - 144A*.............   12/01/09             0
                                                              -----------
             INTERNET SOFTWARE/SERVICES (0.0%)
     16,520  Verado Holdings, Inc. - 144A*......   04/15/08             0
                                                              -----------
             OIL & GAS PRODUCTION (0.0%)
      7,568  Chesapeake Energy Corp.............   05/01/05             0
                                                              -----------
             RESTAURANTS (0.0%)
      1,500  American Restaurant Group Holdings,
              Inc. - 144A*......................   08/15/08             0
     39,250  FRD Acquisition Co. (c)............   07/10/12             0
                                                              -----------
                                                                        0
                                                              -----------
             SPECIALTY TELECOMMUNICATIONS (0.0%)
      6,500  Birch Telecom Inc. - 144A*.........   06/15/08             0
     10,982  McLeodUSA, Inc.....................   04/16/07         3,844
      2,777  Versatel Telecom International NV
              (ADR) (Netherlands) (c)...........   10/04/04             0
                                                              -----------
                                                                    3,844
                                                              -----------
             TELECOMMUNICATIONS (0.0%)
      1,200  Startec Global Communications Corp.
              - 144A*...........................   05/15/08             0
                                                              -----------
             TOTAL WARRANTS
              (COST $605,081)...............................        4,164
                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

 PRINCIPAL
 AMOUNT IN                                   COUPON   MATURITY
 THOUSANDS                                    RATE      DATE       VALUE

---------------------------------------------------------------------------

             SHORT-TERM INVESTMENTS (10.8%)
             U.S. GOVERNMENT AGENCY (e) (9.4%)
$     5,300  Federal National Mortgage
              Assoc.
              (COST $5,299,889)............   0.75 %  01/02/03  $ 5,299,889
                                                                -----------
             REPURCHASE AGREEMENT (1.4%)
        812  The Bank of New York (dated
              12/31/02;
              proceeds $812,041) (f)
              (COST $812,028)..............   0.563   01/02/03      812,028
                                                                -----------
             TOTAL SHORT-TERM INVESTMENTS
              (COST $6,111,917)...............................    6,111,917
                                                                -----------

             TOTAL INVESTMENTS
              (COST $212,520,975) (g)......   98.2%   55,265,807
             OTHER ASSETS IN EXCESS OF
              LIABILITIES..................    1.8     1,033,640
                                             -----   -----------
             NET ASSETS....................  100.0%  $56,299,447
                                             =====   ===========

---------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 **   RESALE IS RESTRICTED; ACQUIRED (12/22/98) AT A COST BASIS OF $9,020.
 +    PAYMENT-IN-KIND SECURITY.
 (++) CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT;
      BONDS OR PREFERRED STOCK WITH ATTACHED WARRANTS.
 ++ CURRENTLY A ZERO COUPON BOND AND WILL PAY INTEREST AT THE RATE SHOWN AT A FUTURE SPECIFIED DATE.
 (a)  ISSUER IN BANKRUPTCY.
 (b)  NON-INCOME PRODUCING SECURITY; BOND IN DEFAULT.
 (c)  ACQUIRED THROUGH EXCHANGE OFFER.
 (d)  NON-INCOME PRODUCING SECURITIES.
 (e) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (f) COLLATERALIZED BY FEDERAL NATIONAL MORTGAGE ASSOCIATION ADJUSTABLE RATE MORTGAGE 5.515% DUE 12/01/31 VALUED AT $828,269.
 (g) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $1,472,055 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $158,727,223, RESULTING IN NET UNREALIZED DEPRECIATION OF $157,255,168.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Utilities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

NUMBER OF
 SHARES                                                                               VALUE

-----------------------------------------------------------------------------------------------

           COMMON STOCKS (88.3%)
           ELECTRIC UTILITIES (52.3%)
 185,865   Cinergy Corp..........................................................  $  6,267,368
 145,000   Consolidated Edison, Inc..............................................     6,208,900
 157,000   Constellation Energy Group, Inc.......................................     4,367,740
 130,000   Dominion Resources, Inc...............................................     7,137,000
 232,500   DPL, Inc..............................................................     3,566,550
 140,000   DTE Energy Co.........................................................     6,496,000
 177,432   Duke Energy Corp......................................................     3,467,021
 245,000   Energy East Corp......................................................     5,412,050
 125,000   Entergy Corp..........................................................     5,698,750
 125,000   Exelon Corp...........................................................     6,596,250
 125,000   FirstEnergy Corp......................................................     4,121,250
 100,000   FPL Group, Inc........................................................     6,013,000
 135,000   Pepco Holdings, Inc...................................................     2,617,650
 155,000   Pinnacle West Capital Corp............................................     5,283,950
 180,000   PPL Corp..............................................................     6,242,400
 145,000   Progress Energy, Inc..................................................     6,285,750
 210,000   Public Service Enterprise Group, Inc..................................     6,741,000
 225,000   SCANA Corp............................................................     6,966,000
 195,000   Southern Co. (The)....................................................     5,536,050
 190,000   Wisconsin Energy Corp.................................................     4,788,000
                                                                                   ------------
                                                                                    109,812,679
                                                                                   ------------
           ENERGY (10.6%)
  55,000   Anadarko Petroleum Corp...............................................     2,634,500
 102,000   Exxon Mobil Corp......................................................     3,563,880
 160,000   KeySpan Corp..........................................................     5,638,400
 150,000   New Jersey Resources Corp.............................................     4,738,500
 200,000   Questar Corp..........................................................     5,564,000
                                                                                   ------------
                                                                                     22,139,280
                                                                                   ------------
           TELECOMMUNICATIONS (24.3%)
 131,932   ALLTEL Corp...........................................................     6,728,532
 350,000   AT&T Wireless Services Inc.*..........................................     1,977,500
 150,000   BCE, Inc. (Canada)....................................................     2,701,500
 235,000   BellSouth Corp........................................................     6,079,450
 238,750   CenturyTel, Inc.......................................................     7,014,475
 100,000   Cisco Systems, Inc.*..................................................     1,310,000
 243,946   SBC Communications, Inc...............................................     6,613,376
 125,000   Telefonica S.A. (ADR) (Spain)*........................................     3,321,250
 160,000   Telefonos de Mexico S.A. (Series L) (ADR) (Mexico)....................     5,116,800

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Utilities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                                               VALUE

-----------------------------------------------------------------------------------------------

 196,120   Verizon Communications Inc............................................  $  7,599,650
 150,000   Vodafone Group PLC (ADR) (United Kingdom).............................     2,718,000
                                                                                   ------------
                                                                                     51,180,533
                                                                                   ------------
           WATER UTILITIES (1.1%)
 106,500   Philadelphia Suburban Corp............................................     2,193,900
                                                                                   ------------
           TOTAL COMMON STOCKS
            (COST $152,365,320)..................................................   185,326,392
                                                                                   ------------

PRINCIPAL
AMOUNT IN                                                       COUPON   MATURITY
THOUSANDS                                                        RATE      DATE
---------                                                      --------  ---------

           CORPORATE BONDS (4.7%)
           ELECTRIC UTILITIES (3.0%)
$    140   Alliant Energy Resorces, Inc......................   7.00 %   12/01/11        137,004
     400   Cinergy Corp......................................   6.25     09/01/04        413,679
     160   Commonwealth Edison Co............................   6.15     03/15/12        177,013
     145   Constellation Energy Group, Inc...................   7.60     04/01/32        148,206
     400   Consumers Energy Co...............................   6.875    03/01/18        381,048
     495   DTE Energy Co.....................................   7.05     06/01/11        549,342
     350   Duquesne Light Co.................................   6.70     04/15/12        398,588
     765   Exelon Corp.......................................   6.75     05/01/11        837,373
      40   Florida Power & Light Co..........................   4.85     02/01/13         40,861
     330   Florida Power Corp................................   6.65     07/15/11        370,178
     160   Indiana Michigan Power Co.........................   6.375    11/01/12        161,758
     155   Jersey Central Power & Light Co...................   6.45     05/15/06        164,344
     400   Pinnacle West Capital Corp........................   6.40     04/01/06        407,241
   1,085   PSEG Energy Holdings..............................   9.125    02/10/04      1,074,150
     400   Public Service Co. of New Mexico (Series B).......   7.50     08/01/18        370,949
     330   South Carolina Electric & Gas Co..................   7.50     06/15/05        367,890
     225   TECO Energy Corp..................................   7.00     05/01/12        189,000
     155   Texas-New Mexico Power Co.........................   6.25     01/15/09        147,617
                                                                                    ------------
                                                                                       6,336,241
                                                                                    ------------
           ENERGY (0.1%)
     280   Consolidated Natural Gas Co.......................   5.375    11/01/06        295,984
                                                                                    ------------
           ENVIRONMENTAL SERVICES (0.1%)
     205   Waste Management Inc..............................   7.00     10/15/06        218,274
                                                                                    ------------
           INDUSTRIAL CONGLOMERATES (0.2%)
     435   Honeywell International Inc.......................   5.125    11/01/06        459,963
                                                                                    ------------
           MOTOR VEHICLES (0.1%)
     125   DaimlerChrysler North America Holdings Corp.......   7.30     01/15/12        140,269
                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Utilities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON    MATURITY
THOUSANDS                                                       RATE       DATE        VALUE

------------------------------------------------------------------------------------------------

           TELECOMMUNICATIONS (1.2%)
$    200   AT&T Wireless Services, Inc.......................   7.875%   03/01/11   $    201,000
     385   Deutsche Telekom International Finance Corp.
            (Germany)........................................   8.75     06/15/30        444,733
     520   GTE Corp..........................................   7.90     02/01/27        562,052
     590   SBC Communications Inc............................   5.875    02/01/12        637,253
     130   TCI Communications Corp...........................   8.00     08/01/05        135,026
     400   Verizon New England Inc...........................   6.50     09/15/11        441,664
                                                                                    ------------
                                                                                       2,421,728
                                                                                    ------------
           TOTAL CORPORATE BONDS
            (COST $9,439,549).....................................................     9,872,459
                                                                                    ------------
           ASSET-BACKED SECURITIES (0.9%)
           FINANCE/RENTAL/LEASING
     425   Connecticut RRB Special Purpose Trust CL&P -
            Series 2001......................................   6.21     12/30/11        479,310
     400   Detroit Edison Securitization Funding LLC.........   5.875    03/01/10        441,632
     450   PECO Energy Transition Trust......................   7.625    03/01/10        536,678
     400   PSE&G Transition Funding LLC......................   6.61     06/15/15        459,158
                                                                                    ------------
           TOTAL ASSET-BACKED SECURITIES
            (COST $1,796,933).....................................................     1,916,778
                                                                                    ------------
           U.S. GOVERNMENT OBLIGATIONS (0.3%)
     205   U.S. Treasury Bond................................   8.125    08/15/19        285,543
     140   U.S. Treasury Bond................................   8.125    08/15/21        197,017
     200   U.S. Treasury Note................................   6.50     02/15/10        239,062
                                                                                    ------------
           TOTAL U.S. GOVERNMENT OBLIGATIONS
            (COST $700,216).......................................................       721,622
                                                                                    ------------
           SHORT-TERM INVESTMENT (a) (5.8%)
           U.S. GOVERNMENT AGENCY
  12,200   Federal National Mortgage Assoc.
            (COST $12,199,746)...............................   0.75     01/02/03     12,199,746
                                                                                    ------------

           TOTAL INVESTMENTS
            (COST $176,501,764) (b)..........................  100.0%   210,036,997
           OTHER ASSETS IN EXCESS OF LIABILITIES.............    0.0         56,138
                                                               -----   ------------
           NET ASSETS........................................  100.0%  $210,093,135
                                                               =====   ============

---------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $41,255,117 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $7,719,884, RESULTING IN NET UNREALIZED APPRECIATION OF $33,535,233.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Income Builder
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

NUMBER OF
 SHARES                                                           VALUE

--------------------------------------------------------------------------

           COMMON STOCKS (49.6%)
           AEROSPACE & DEFENSE (0.6%)
  12,260   Raytheon Co.......................................  $   376,995
                                                               -----------
           AUTO PARTS: O.E.M. (0.3%)
   3,730   Magna International Inc. (Class A) (Canada).......      209,439
                                                               -----------
           BEVERAGES: NON-ALCOHOLIC (0.8%)
  11,450   Coca-Cola Co. (The)...............................      501,739
                                                               -----------
           CABLE/SATELLITE TV (0.4%)
   9,540   Comcast Corp. (Class A)*..........................      224,858
                                                               -----------
           CHEMICALS: AGRICULTURAL (0.2%)
   6,320   Monsanto Co.......................................      121,660
                                                               -----------
           CHEMICALS: MAJOR DIVERSIFIED (1.0%)
  11,090   Dow Chemical Co. (The)............................      329,373
   7,890   Du Pont (E.I.) de Nemours & Co....................      334,536
                                                               -----------
                                                                   663,909
                                                               -----------
           COMPUTER PROCESSING HARDWARE (0.4%)
  14,000   Hewlett-Packard Co................................      243,040
                                                               -----------
           CONTAINERS/PACKAGING (0.7%)
   9,990   Temple-Inland, Inc................................      447,652
                                                               -----------
           CONTRACT DRILLING (1.0%)
  12,390   ENSCO International Inc...........................      364,885
  11,470   Transocean Inc.*..................................      266,104
                                                               -----------
                                                                   630,989
                                                               -----------
           DISCOUNT STORES (1.0%)
  11,920   Target Corp.......................................      357,600
   5,400   Wal-Mart Stores, Inc..............................      272,754
                                                               -----------
                                                                   630,354
                                                               -----------
           DRUGSTORE CHAINS (0.4%)
  11,100   CVS Corp..........................................      277,167
                                                               -----------
           ELECTRIC UTILITIES (1.8%)
  10,550   Entergy Corp......................................      480,974

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

   7,790   Exelon Corp.......................................  $   411,078
   7,400   PPL Corp..........................................      256,632
                                                               -----------
                                                                 1,148,684
                                                               -----------
           ELECTRONICS/ APPLIANCES (0.5%)
   8,940   Eastman Kodak Co..................................      313,258
                                                               -----------
           FINANCE/RENTAL/ LEASING (0.9%)
   8,670   Fannie Mae........................................      557,741
                                                               -----------
           FINANCIAL CONGLOMERATES (1.7%)
  23,040   J.P. Morgan Chase & Co............................      552,960
  16,280   Prudential Financial, Inc.........................      516,727
                                                               -----------
                                                                 1,069,687
                                                               -----------
           FINANCIAL PUBLISHING/ SERVICES (0.8%)
  23,130   Equifax, Inc......................................      535,228
                                                               -----------
           FOOD: MAJOR DIVERSIFIED (0.4%)
   6,160   PepsiCo, Inc......................................      260,075
                                                               -----------
           HOTELS/RESORTS/ CRUISELINES (0.6%)
  29,750   Hilton Hotels Corp................................      378,122
                                                               -----------
           HOUSEHOLD/PERSONAL CARE (1.3%)
   7,400   Kimberly-Clark Corp...............................      351,278
   5,460   Procter & Gamble Co. (The)........................      469,232
                                                               -----------
                                                                   820,510
                                                               -----------
           INDUSTRIAL CONGLOMERATES (2.4%)
   6,050   3M Co.............................................      745,965
  10,676   Ingersoll Rand Co. (Class A) (Bermuda)............      459,709
   7,470   Textron, Inc......................................      321,135
                                                               -----------
                                                                 1,526,809
                                                               -----------
           INFORMATION TECHNOLOGY SERVICES (0.5%)
   9,440   Computer Sciences Corp.*..........................      325,208
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Income Builder
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           INTEGRATED OIL (2.9%)
   9,650   BP PLC (ADR) (United Kingdom).....................  $   392,273
   8,319   ConocoPhillips....................................      402,556
  29,550   Exxon Mobil Corp..................................    1,032,477
                                                               -----------
                                                                 1,827,306
                                                               -----------
           INVESTMENT BANKS/ BROKERS (1.2%)
  23,400   Edwards (A.G.), Inc...............................      771,264
                                                               -----------
           MAJOR BANKS (3.9%)
  12,460   Bank of America Corp..............................      866,842
   9,520   FleetBoston Financial Corp........................      231,336
  14,930   PNC Financial Services Group......................      625,567
   6,310   Wachovia Corp.....................................      229,936
     800   Wells Fargo & Co..................................       37,496
  13,125   WestPac Banking Corp. Ltd. (ADR) (Australia)......      506,494
                                                               -----------
                                                                 2,497,671
                                                               -----------
           MAJOR TELECOMMUNICATIONS (2.8%)
   5,898   AT &T Corp........................................      153,997
  11,020   SBC Communications, Inc...........................      298,752
  66,060   Sprint Corp. (FON Group)..........................      956,549
   8,960   Verizon Communications Inc........................      347,200
                                                               -----------
                                                                 1,756,498
                                                               -----------
           MANAGED HEALTH CARE (1.5%)
  16,730   Aetna Inc.........................................      687,938
   4,010   Anthem, Inc.*.....................................      252,229
                                                               -----------
                                                                   940,167
                                                               -----------
           MEDIA CONGLOMERATES (1.5%)
  37,310   AOL Time Warner Inc.*.............................      488,761
  29,230   Disney (Walt) Co. (The)...........................      476,741
                                                               -----------
                                                                   965,502
                                                               -----------
           MEDICAL SPECIALTIES (0.5%)
   8,760   Bausch & Lomb, Inc................................      315,360
                                                               -----------
           MULTI-LINE INSURANCE (0.6%)
  11,480   Safeco Corp.......................................      398,012
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           OIL & GAS PRODUCTION (2.2%)
   6,910   Anadarko Petroleum Corp...........................  $   330,989
  10,940   Burlington Resources, Inc.........................      466,591
   8,600   EOG Resources, Inc................................      343,312
   6,940   Noble Energy, Inc.................................      260,597
                                                               -----------
                                                                 1,401,489
                                                               -----------
           OIL REFINING/MARKETING (0.6%)
  10,800   Valero Energy Corp................................      398,952
                                                               -----------
           OILFIELD SERVICES/ EQUIPMENT (1.3%)
  19,220   Schlumberger Ltd..................................      808,970
                                                               -----------
           OTHER METALS/MINERALS (0.4%)
   7,250   Phelps Dodge Corp.*...............................      229,463
                                                               -----------
           PACKAGED SOFTWARE (1.2%)
  11,160   Microsoft Corp.*..................................      576,972
  16,640   Oracle Corp.*.....................................      179,712
                                                               -----------
                                                                   756,684
                                                               -----------
           PHARMACEUTICALS: GENERIC DRUGS (0.6%)
  10,150   Mylan Laboratories, Inc...........................      354,235
                                                               -----------
           PHARMACEUTICALS: MAJOR (4.6%)
  53,000   Bristol-Myers Squibb Co...........................    1,226,950
   6,650   Johnson & Johnson.................................      357,172
  11,290   Pharmacia Corp....................................      471,922
   5,460   Roche Holdings Ltd (ADR) (Switzerland)............      378,378
  21,310   Schering-Plough Corp..............................      473,082
                                                               -----------
                                                                 2,907,504
                                                               -----------
           PRECIOUS METALS (1.0%)
  22,240   Newmont Mining Corp...............................      645,627
                                                               -----------
           PROPERTY - CASUALTY INSURERS (3.1%)
  34,680   Allstate Corp. (The) (Note 4).....................    1,282,813
   8,500   Chubb Corp. (The).................................      443,700
  14,610   Travelers Property Casualty Corp. (Class A)*......      214,037
                                                               -----------
                                                                 1,940,550
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Income Builder
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           PUBLISHING: NEWSPAPERS (0.1%)
   1,800   Dow Jones & Co., Inc..............................  $    77,814
                                                               -----------
           RAILROADS (1.2%)
  23,630   Norfolk Southern Corp.............................      472,364
   4,980   Union Pacific Corp................................      298,153
                                                               -----------
                                                                   770,517
                                                               -----------
           RESTAURANTS (0.2%)
   8,520   McDonald's Corp...................................      137,002
                                                               -----------
           TOBACCO (0.5%)
   7,190   Philip Morris Companies, Inc......................      291,411
                                                               -----------
           WIRELESS TELECOMMUNICATIONS (0.0%)
     688   Leap Wireless International, Inc.*................          103
                                                               -----------
           TOTAL COMMON STOCKS
            (COST $31,790,744)...............................   31,455,225
                                                               -----------
           CONVERTIBLE PREFERRED STOCKS (7.7%)
           ELECTRIC UTILITIES (1.5%)
  18,000   FPL Group, Inc. $8.00.............................      960,840
                                                               -----------
           MAJOR BANKS (1.2%)
  22,550   National Australia Bank, Ltd. $1.97 (Australia)
            (Units)++........................................      734,002
                                                               -----------
           PULP & PAPER (1.3%)
  20,000   Boise Cascade Corp. $3.75 (Units)++...............      839,800
                                                               -----------
           RAILROADS (1.8%)
  22,400   Union Pacific Capital Trust $3.13.................    1,148,000
                                                               -----------
           REAL ESTATE INVESTMENT TRUSTS (1.1%)
   9,000   Equity Residential Properties Trust (Series E)
            $1.75............................................      248,490
  13,000   SL Green Realty Corp. $2.00.......................      438,100
                                                               -----------
                                                                   686,590
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           TELECOMMUNICATION EQUIPMENT (0.8%)
  16,250   Motorola, Inc. $3.50..............................  $   520,000
                                                               -----------
           TOTAL CONVERTIBLE PREFERRED STOCKS
            (COST $4,944,787)................................    4,889,232
                                                               -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------

           CONVERTIBLE BONDS (19.8%)
           AIRLINES (1.0%)
 $ 1,500   Continental Airlines Inc.
            4.50% due 02/01/07...............................      641,250
                                                               -----------
           CABLE/SATELLITE TV (2.0%)
   1,445   EchoStar Communications Corp.
            4.875% due 01/07/07..............................    1,278,825
                                                               -----------
           CONTRACT DRILLING (1.7%)
   2,000   Diamond Offshore Drilling Inc.
            0.00% due 06/06/20...............................    1,085,000
                                                               -----------
           DEPARTMENT STORES (1.7%)
   1,000   Penney (J.C.) Co., Inc.
            5.00% due 10/15/08...............................    1,066,250
                                                               -----------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS (1.1%)
   1,000   SCI Systems, Inc.
            3.00% due 03/15/07...............................      708,750
                                                               -----------
           ELECTRONIC PRODUCTION EQUIPMENT (1.5%)
     960   Photronics Inc.
            6.00% due 06/01/04...............................      942,000
                                                               -----------
           HOTELS/RESORTS/ CRUISELINES (1.5%)
   1,000   Hilton Hotels Corp.
            5.00% due 05/15/06...............................      957,500
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Income Builder
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                        VALUE

--------------------------------------------------------------------------

           INFORMATION TECHNOLOGY SERVICES (1.2%)
 $ 1,000   Aether Systems, Inc.
            6.00% due 03/22/05...............................  $   768,750
                                                               -----------
           MAJOR TELECOMMUNICATIONS (3.4%)
   1,300   Bell Atlantic Financial Services (exchangeable
            into Telecom Corporation of New Zealand common
            stock)
            5.75% due 04/01/03...............................    1,311,050
     800   Bell Atlantic Financial Services - 144A**
            (exchangeable into Cable & Wireless
            Communications common stock)
            4.25% due 09/15/05...............................      838,000
                                                               -----------
                                                                 2,149,050
                                                               -----------
           PACKAGED SOFTWARE (1.6%)
   1,125   Mercury Interactive Corp.
            4.75% due 07/01/07...............................    1,009,687
                                                               -----------
           SERVICES TO THE HEALTH INDUSTRY (1.6%)
   1,000   Healthsouth Corp.
            3.25% due 04/01/03...............................      976,250
                                                               -----------
           TELECOMMUNICATION EQUIPMENT (1.5%)
   1,100   RF Micro Systems Devices
            3.75% due 08/15/05...............................      951,500
                                                               -----------
           TOTAL CONVERTIBLE BONDS
            (COST $13,586,202)...............................   12,534,812
                                                               -----------
           CORPORATE BONDS (17.5%)
           ADVERTISING/MARKETING SERVICES (2.4%)
   1,500   Lamar Media Corp.
            9.625% due 12/01/06..............................    1,548,750
                                                               -----------
PRINCIPAL
AMOUNT IN
THOUSANDS                                                        VALUE

--------------------------------------------------------------------------

           APPAREL/FOOTWEAR (1.9%)
 $ 1,250   Tommy Hilfiger USA Inc.
            6.85% due 06/01/08...............................  $ 1,175,000
                                                               -----------
           BROADCASTING (3.3%)
   2,000   Clear Channel Communications (Series B)
            8.75% due 06/15/07...............................    2,087,500
                                                               -----------
           CONTAINERS/PACKAGING (1.5%)
   1,000   Gaylord Container Corp.
            9.875% due 02/15/08..............................      977,500
                                                               -----------
           FOOD DISTRIBUTORS (1.0%)
   1,000   Fleming Companies, Inc. (Series D)
            10.625% due 07/31/07.............................      650,000
                                                               -----------
           HOME BUILDING (1.6%)
   1,000   Fortress Group Inc.
            13.75% due 05/15/03..............................    1,031,250
                                                               -----------
           HOTELS/RESORTS/ CRUISELINES (2.0%)
   1,300   Starwood Hotels
            Resorts - 144A**
            7.875% due 05/01/12..............................    1,287,000
                                                               -----------
           OIL & GAS PRODUCTION (1.4%)
     900   KCS Energy, Inc. (Series B)
            11.00% due 01/15/03..............................      884,250
                                                               -----------
           PUBLISHING: NEWSPAPERS (1.3%)
     800   Hollinger International Publishing, Inc.
            9.25% due 02/01/06...............................      825,000
                                                               -----------
           TRUCKS/CONSTRUCTION/FARM MACHINERY (1.1%)
     700   Navistar International (Series B)
            9.375% due 06/01/06..............................      672,000
                                                               -----------
           TOTAL CORPORATE BONDS
            (COST $11,645,392)...............................   11,138,250
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Income Builder
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                        VALUE

--------------------------------------------------------------------------

           SHORT-TERM INVESTMENT (a) (4.6%)
           U.S. GOVERNMENT AGENCY
 $ 2,900   Federal Home Loan Banks
            0.75% due 01/02/03
            (COST $2,899,940)................................  $ 2,899,940
                                                               -----------

  TOTAL INVESTMENTS
   (COST $64,867,065) (b)...........................    99.2%  62,917,459
  OTHER ASSETS IN EXCESS OF LIABILITIES.............     0.8      517,379
                                                      ------  -----------
  NET ASSETS........................................   100.0% $63,434,838
                                                      ======  ===========

---------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 ++ CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; PREFERRED STOCKS WITH ATTACHED WARRANTS.
 (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $2,478,156 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $4,427,762, RESULTING IN NET UNREALIZED DEPRECIATION OF $1,949,606.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Dividend Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           COMMON STOCKS (99.9%)
           AEROSPACE & DEFENSE (1.2%)
 571,400   Goodrich Corp.....................................  $ 10,468,048
                                                               ------------
           ALUMINUM (2.2%)
 354,600   Alcan Inc. (Canada)...............................    10,467,792
 384,700   Alcoa, Inc........................................     8,763,466
                                                               ------------
                                                                 19,231,258
                                                               ------------
           APPAREL/FOOTWEAR (1.8%)
 435,500   VF Corp...........................................    15,699,775
                                                               ------------
           AUTO PARTS: O.E.M. (3.0%)
1,170,300  Delphi Corp.......................................     9,420,915
 218,100   Johnson Controls, Inc.............................    17,485,077
                                                               ------------
                                                                 26,905,992
                                                               ------------
           BEVERAGES: NON-ALCOHOLIC (1.5%)
 314,000   Coca-Cola Co. (The)...............................    13,759,480
                                                               ------------
           CHEMICALS: AGRICULTURAL (0.2%)
  76,700   Monsanto Co.......................................     1,476,475
                                                               ------------
           CHEMICALS: MAJOR DIVERSIFIED (3.7%)
 529,100   Dow Chemical Co...................................    15,714,270
 412,200   Du Pont (E.I.) de Nemours & Co....................    17,477,280
                                                               ------------
                                                                 33,191,550
                                                               ------------
           COMPUTER PROCESSING HARDWARE (2.6%)
1,324,300  Hewlett-Packard Co................................    22,989,848
                                                               ------------
           DISCOUNT STORES (1.5%)
 435,500   Target Corp.......................................    13,065,000
                                                               ------------
           ELECTRIC UTILITIES (6.0%)
 327,900   Exelon Corp.......................................    17,303,283
 538,500   FirstEnergy Corp..................................    17,754,345
 299,800   FPL Group, Inc....................................    18,026,974
                                                               ------------
                                                                 53,084,602
                                                               ------------
           ELECTRONICS/APPLIANCE STORES (0.7%)
 874,500   Circuit City Stores - Circuit City Group..........     6,488,790
                                                               ------------

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           ELECTRONICS/ APPLIANCES (3.7%)
 552,600   Eastman Kodak Co..................................  $ 19,363,104
 257,500   Whirlpool Corp....................................    13,446,650
                                                               ------------
                                                                 32,809,754
                                                               ------------
           FINANCE/RENTAL/ LEASING (3.8%)
 270,800   Fannie Mae........................................    17,420,564
 844,600   MBNA Corp.........................................    16,064,292
                                                               ------------
                                                                 33,484,856
                                                               ------------
           FINANCIAL CONGLOMERATES (1.6%)
 403,000   Citigroup, Inc....................................    14,181,570
                                                               ------------
           FOOD DISTRIBUTORS (1.7%)
 637,000   Supervalu, Inc....................................    10,516,870
 143,000   SYSCO Corp........................................     4,259,970
                                                               ------------
                                                                 14,776,840
                                                               ------------
           FOOD: MAJOR DIVERSIFIED (1.7%)
 365,400   PepsiCo, Inc......................................    15,427,188
                                                               ------------
           FOREST PRODUCTS (1.5%)
 276,400   Weyerhaeuser Co...................................    13,601,644
                                                               ------------
           HOUSEHOLD/PERSONAL CARE (4.6%)
 213,600   Avon Products, Inc................................    11,506,632
 290,400   Kimberly-Clark Corp...............................    13,785,288
 187,300   Procter & Gamble Co. (The)........................    16,096,562
                                                               ------------
                                                                 41,388,482
                                                               ------------
           INDUSTRIAL CONGLOMERATES (6.9%)
 147,100   3M Co.............................................    18,137,430
 604,600   General Electric Co...............................    14,722,010
 501,200   Honeywell International, Inc......................    12,028,800
 267,000   United Technologies Corp..........................    16,537,980
                                                               ------------
                                                                 61,426,220
                                                               ------------
           INDUSTRIAL SPECIALTIES (1.7%)
 295,100   PPG Industries, Inc...............................    14,799,265
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Dividend Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           INFORMATION TECHNOLOGY SERVICES (1.7%)
 198,000   International Business Machines Corp..............  $ 15,345,000
                                                               ------------
           INTEGRATED OIL (5.0%)
 356,100   BP PLC (ADR) (United Kingdom).....................    14,475,465
 440,300   Exxon Mobil Corp..................................    15,384,082
 332,400   Royal Dutch Petroleum Co. (ADR) (Netherlands).....    14,632,248
                                                               ------------
                                                                 44,491,795
                                                               ------------
           LIFE/HEALTH INSURANCE (2.3%)
 228,900   Jefferson-Pilot Corp..............................     8,723,379
 384,000   Lincoln National Corp.............................    12,126,720
                                                               ------------
                                                                 20,850,099
                                                               ------------
           MAJOR BANKS (7.0%)
 385,700   Bank of America Corp..............................    26,833,149
 161,600   Comerica, Inc.....................................     6,987,584
 678,900   KeyCorp...........................................    17,067,546
 160,900   PNC Financial Services Group, Inc.................     6,741,710
 136,400   Wachovia Corp.....................................     4,970,416
                                                               ------------
                                                                 62,600,405
                                                               ------------
           MAJOR TELECOMMUNICATIONS (1.4%)
 332,800   Verizon Communications Inc........................    12,896,000
                                                               ------------
           MOTOR VEHICLES (2.5%)
 370,100   DaimlerChrysler AG (Germany)......................    11,343,565
 295,100   General Motors Corp...............................    10,877,386
                                                               ------------
                                                                 22,220,951
                                                               ------------
           MULTI-LINE INSURANCE (1.3%)
 196,600   American International Group, Inc.................    11,373,310
                                                               ------------
           OFFICE EQUIPMENT/ SUPPLIES (1.6%)
 430,800   Pitney Bowes, Inc.................................    14,069,928
                                                               ------------

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           OIL & GAS PRODUCTION (1.6%)
 318,500   Kerr-McGee Corp...................................  $ 14,109,550
                                                               ------------
           OIL REFINING/ MARKETING (3.4%)
 643,900   Marathon Oil Corp.................................    13,708,631
 496,400   Sunoco, Inc.......................................    16,470,552
                                                               ------------
                                                                 30,179,183
                                                               ------------
           PHARMACEUTICALS: MAJOR (8.2%)
 623,000   Bristol-Myers Squibb Co...........................    14,422,450
 394,600   Merck & Co., Inc..................................    22,338,306
 449,600   Pharmacia Corp....................................    18,793,280
 477,200   Wyeth, Inc........................................    17,847,280
                                                               ------------
                                                                 73,401,316
                                                               ------------
           PROPERTY - CASUALTY INSURERS (1.7%)
1,006,400  Travelers Property Casualty Corp. (Class A)*......    14,743,760
  35,100   Travelers Property Casualty Corp. (Class B)*......       514,215
                                                               ------------
                                                                 15,257,975
                                                               ------------
           PULP & PAPER (2.6%)
 407,500   International Paper Co............................    14,250,275
 353,500   MeadWestvaco Corp.................................     8,734,985
                                                               ------------
                                                                 22,985,260
                                                               ------------
           RAILROADS (3.3%)
 599,600   Burlington Northern Santa Fe Corp.................    15,595,596
 501,200   CSX Corp..........................................    14,188,972
                                                               ------------
                                                                 29,784,568
                                                               ------------
           REGIONAL BANKS (0.5%)
 232,300   U.S. Bancorp......................................     4,929,406
                                                               ------------
           SEMICONDUCTORS (1.0%)
 550,700   Intel Corp........................................     8,574,399
                                                               ------------
           TELECOMMUNICATION EQUIPMENT (0.5%)
 479,300   Motorola, Inc.....................................     4,145,945
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Dividend Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           TRUCKS/CONSTRUCTION/FARM MACHINERY (2.7%)
 342,000   Caterpillar, Inc..................................  $ 15,636,240
 191,400   Deere & Co........................................     8,775,690
                                                               ------------
                                                                 24,411,930
                                                               ------------
           TOTAL COMMON STOCKS
            (COST $883,660,266)..............................   889,883,657
                                                               ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------

           SHORT-TERM INVESTMENT (0.0%)
           REPURCHASE AGREEMENT
$    185   The Bank of New York 0.563% due 01/02/03 (dated
            12/31/02; proceeds $184,735) (a)
            (COST $184,729)..................................       184,729
                                                               ------------

  TOTAL INVESTMENTS
   (COST $883,844,995) (b)..........................    99.9%  890,068,386
  OTHER ASSETS IN EXCESS OF LIABILITIES.............     0.1       710,678
                                                      ------  ------------
  NET ASSETS........................................   100.0% $890,779,064
                                                      ======  ============

---------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 (a) COLLATERALIZED BY FEDERAL NATIONAL MORTGAGE ASSOCIATION ADJUSTABLE RATE MORTGAGE 5.515% DUE 12/01/31 VALUED AT $188,424.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $91,750,779 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $85,527,388, RESULTING IN NET UNREALIZED APPRECIATION OF $6,223,391.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Dividend Growth PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            COMMON STOCKS (96.3%)
            AUSTRALIA (3.2%)
            CONTAINERS/PACKAGING
   384,015  Amcor Ltd...............................  $  1,828,695
                                                      ------------
            MAJOR BANKS
   200,000  Australia & New Zealand Banking Group
             Ltd....................................     1,946,323
   115,000  Commonwealth Bank of Australia..........     1,741,595
                                                      ------------
                                                         3,687,918
                                                      ------------
            OIL & GAS PRODUCTION
   500,000  Santos Ltd..............................     1,688,309
                                                      ------------
            TOTAL AUSTRALIA.........................     7,204,922
                                                      ------------
            BELGIUM (0.8%)
            FINANCIAL CONGLOMERATES
   105,000  Fortis..................................     1,852,200
                                                      ------------
            CANADA (2.1%)
            FINANCIAL CONGLOMERATES
    80,000  Brascan Corp. (Class A).................     1,614,338
                                                      ------------
            MAJOR BANKS
    70,000  Toronto-Dominion Bank...................     1,513,093
                                                      ------------
            OIL & GAS PIPELINES
    55,000  Enbridge Inc............................     1,489,481
                                                      ------------
            TOTAL CANADA............................     4,616,912
                                                      ------------
            FINLAND (0.6%)
            INFORMATION TECHNOLOGY SERVICES
    90,000  TietoEnator Oyj.........................     1,228,500
                                                      ------------
            FRANCE (6.9%)
            AUTOMOTIVE AFTERMARKET
    57,000  Compagnie Generale des Etablissements
             Michelin (B Shares)....................     1,966,671
                                                      ------------
            BUILDING PRODUCTS
    60,000  Compagnie de Saint-Gobain...............     1,761,480
                                                      ------------

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            CONSTRUCTION MATERIALS
    22,000  Lafarge S.A.............................  $  1,658,580
                                                      ------------
            FINANCIAL CONGLOMERATES
    73,684  Wendel Investissement...................     1,702,100
                                                      ------------
            MAJOR BANKS
    45,000  BNP Paribas S.A.........................     1,834,718
    38,000  Societe Generale (A Shares).............     2,214,450
                                                      ------------
                                                         4,049,168
                                                      ------------
            MULTI-LINE INSURANCE
    60,000  Assurances Generales de France..........     2,009,700
                                                      ------------
            OIL REFINING/MARKETING
    15,000  Total Fina Elf S.A......................     2,143,575
                                                      ------------
            TOTAL FRANCE............................    15,291,274
                                                      ------------
            GERMANY (5.4%)
            APPAREL/FOOTWEAR
    25,000  Adidas-Salomon AG.......................     2,160,375
                                                      ------------
            CHEMICALS: MAJOR DIVERSIFIED
    55,000  BASF AG.................................     2,083,620
    60,000  Bayer AG................................     1,288,350
                                                      ------------
                                                         3,371,970
                                                      ------------
            INDUSTRIAL CONGLOMERATES
    40,000  E. ON AG................................     1,614,900
   120,000  MAN AG..................................     1,656,900
    37,000  Siemens AG..............................     1,573,425
                                                      ------------
                                                         4,845,225
                                                      ------------
            MOTOR VEHICLES
    50,000  DaimlerChrysler AG (Registered
             Shares)................................     1,540,875
                                                      ------------
            TOTAL GERMANY...........................    11,918,445
                                                      ------------
            HONG KONG (2.7%)
            ELECTRIC UTILITIES
   400,000  CLP Holdings Ltd........................     1,610,525
                                                      ------------
            MAJOR BANKS
   150,000  HSBC Holdings PLC.......................     1,639,696
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Dividend Growth PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            REAL ESTATE DEVELOPMENT
   205,000  Cheung Kong (Holdings) Ltd..............  $  1,334,037
   235,000  Sun Hung Kai Properties Ltd.............     1,392,155
                                                      ------------
                                                         2,726,192
                                                      ------------
            TOTAL HONG KONG.........................     5,976,413
                                                      ------------
            IRELAND (0.8%)
            MAJOR BANKS
   135,000  Allied Irish Banks PLC..................     1,854,090
                                                      ------------
            ITALY (3.5%)
            MAJOR BANKS
   250,000  San Paolo IMI SpA.......................     1,627,500
   550,000  UniCredito Italiano SpA.................     2,200,275
                                                      ------------
                                                         3,827,775
                                                      ------------
            MAJOR TELECOMMUNICATIONS
   385,000  Telecom Italia SpA......................     1,944,442
                                                      ------------
            WIRELESS TELECOMMUNICATIONS
   480,000  Telecom Italia Mobile SpA...............     2,026,080
                                                      ------------
            TOTAL ITALY.............................     7,798,297
                                                      ------------
            JAPAN (8.7%)
            DEPARTMENT STORES
   125,000  Marui Co., Ltd..........................     1,222,849
                                                      ------------
            ELECTRICAL PRODUCTS
   175,000  Matsushita Electric Works, Ltd..........     1,081,411
    96,000  Sumitomo Electric Industries, Ltd.......       621,519
                                                      ------------
                                                         1,702,930
                                                      ------------
            ELECTRONIC COMPONENTS
    32,000  TDK Corp................................     1,287,759
                                                      ------------
            ELECTRONIC EQUIPMENT/ INSTRUMENTS
    35,000  Canon, Inc..............................     1,317,141
    22,000  Kyocera Corp............................     1,279,845

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

   100,000  Matsushita Electric Industrial Co.,
             Ltd....................................  $    985,014
                                                      ------------
                                                         3,582,000
                                                      ------------
            ELECTRONICS/APPLIANCES
   125,000  Sharp Corp..............................     1,186,016
    32,000  Sony Corp...............................     1,336,252
                                                      ------------
                                                         2,522,268
                                                      ------------
            FINANCE/RENTAL/LEASING
    30,000  Acom Co., Ltd...........................       985,014
                                                      ------------
            MOTOR VEHICLES
    35,000  Honda Motor Co., Ltd....................     1,293,568
    55,000  Toyota Motor Corp.......................     1,477,101
                                                      ------------
                                                         2,770,669
                                                      ------------
            PHARMACEUTICALS: MAJOR
    35,500  Takeda Chemical Industries, Ltd.........     1,482,405
                                                      ------------
            PHARMACEUTICALS: OTHER
    90,000  Taisho Pharmaceutical Co., Ltd..........     1,322,192
                                                      ------------
            RECREATIONAL PRODUCTS
    11,000  Nintendo Co., Ltd.......................     1,027,025
                                                      ------------
            WIRELESS TELECOMMUNICATIONS
       700  NTT DoCoMo, Inc.........................     1,290,621
                                                      ------------
            TOTAL JAPAN.............................    19,195,732
                                                      ------------
            NETHERLANDS (4.1%)
            CHEMICALS: SPECIALTY
    50,000  DSM NV..................................     2,277,450
                                                      ------------
            FINANCIAL CONGLOMERATES
   100,000  ING Groep NV............................     1,694,700
                                                      ------------
            FOOD: MAJOR DIVERSIFIED
    32,000  Unilever NV (Shares Certificate)........     1,967,280
                                                      ------------
            INDUSTRIAL CONGLOMERATES
    87,000  Koninklijke (Royal) Philips Electronics
             NV.....................................     1,525,545
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Dividend Growth PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            PUBLISHING: BOOKS/ MAGAZINES
    95,000  Wolters Kluwer NV.......................  $  1,655,850
                                                      ------------
            TOTAL NETHERLANDS.......................     9,120,825
                                                      ------------
            SINGAPORE (1.4%)
            AIRLINES
   250,000  Singapore Airlines Ltd..................     1,469,741
                                                      ------------
            MAJOR BANKS
   250,000  DBS Group Holdings Ltd..................     1,585,014
                                                      ------------
            TOTAL SINGAPORE.........................     3,054,755
                                                      ------------
            SPAIN (1.9%)
            ELECTRIC UTILITIES
   160,000  Iberdrola S.A...........................     2,242,800
                                                      ------------
            MAJOR BANKS
   275,000  Banco Santander Central Hispano, S.A....     1,888,425
                                                      ------------
            TOTAL SPAIN.............................     4,131,225
                                                      ------------
            SWEDEN (2.8%)
            ELECTRONICS/APPLIANCES
   100,000  Electrolux AB (Series B)................     1,582,115
                                                      ------------
            ENGINEERING & CONSTRUCTION
   248,000  Skanska AB (B Shares)...................     1,455,315
                                                      ------------
            INDUSTRIAL MACHINERY
    70,000  Sandvik AB (B Shares)...................     1,566,581
                                                      ------------
            REGIONAL BANKS
   350,000  Nordea AB...............................     1,546,445
                                                      ------------
            TOTAL SWEDEN............................     6,150,456
                                                      ------------
            SWITZERLAND (6.1%)
            CHEMICALS: AGRICULTURAL
     2,500  Syngenta AG.............................       144,882
                                                      ------------
            CONSTRUCTION MATERIALS
     7,800  Holcim Ltd. (B Shares)..................     1,417,360
                                                      ------------
            FINANCIAL CONGLOMERATES
    50,000  UBS AG (Registered Shares)*.............     2,432,491
                                                      ------------

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            FOOD: MAJOR DIVERSIFIED
    16,800  Nestle S.A. (Registered Shares).........  $  3,563,600
                                                      ------------
            OTHER CONSUMER SPECIALTIES
    95,200  Compagnie Financiere Richemont AG (A
             Units)++...............................     1,778,151
                                                      ------------
            PHARMACEUTICALS: MAJOR
    55,000  Novartis AG (Registered Shares).........     2,008,796
                                                      ------------
            PROPERTY - CASUALTY INSURERS
    35,000  Swiss Re (Registered Shares)............     2,298,197
                                                      ------------
            TOTAL SWITZERLAND.......................    13,643,477
                                                      ------------
            UNITED KINGDOM (11.7%)
            AEROSPACE & DEFENSE
 1,531,500  BAE Systems PLC.........................     3,059,576
                                                      ------------
            BEVERAGES: ALCOHOLIC
   150,000  Diageo PLC..............................     1,631,239
                                                      ------------
            CONSTRUCTION MATERIALS
   320,000  Hanson PLC..............................     1,422,923
                                                      ------------
            ELECTRIC UTILITIES
   195,000  United Utilities PLC....................     1,960,386
                                                      ------------
            ELECTRONIC COMPONENTS
 1,750,000  Cookson Group PLC*......................       576,290
                                                      ------------
            FINANCIAL CONGLOMERATES
   180,000  Lloyds TSB Group PLC....................     1,293,391
                                                      ------------
            HOTELS/RESORTS/CRUISELINES
   205,000  Six Continents PLC......................     1,657,983
                                                      ------------
            INTEGRATED OIL
   225,000  BP PLC..................................     1,547,864
                                                      ------------
            MAJOR BANKS
    77,000  Royal Bank of Scotland Group PLC........     1,845,934
                                                      ------------
            MISCELLANEOUS COMMERCIAL SERVICES
   547,220  Hays PLC................................       817,708
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Dividend Growth PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            MOVIES/ENTERTAINMENT
   450,000  Rank Group PLC..........................  $  1,932,112
                                                      ------------
            PUBLISHING: BOOKS/ MAGAZINES
   428,600  Reed Elsevier PLC.......................     3,673,553
                                                      ------------
            STEEL
 1,690,426  Corus Group PLC*........................       742,139
                                                      ------------
            TOBACCO
   170,000  British American Tobacco PLC............     1,699,469
                                                      ------------
            WATER UTILITIES
   195,000  Severn Trent PLC........................     2,180,302
                                                      ------------
            TOTAL UNITED KINGDOM....................    26,040,869
                                                      ------------
            UNITED STATES (33.6%)
            AEROSPACE & DEFENSE
    65,000  Boeing Co...............................     2,144,350
                                                      ------------
            ALUMINUM
   164,200  Alcoa, Inc..............................     3,740,476
                                                      ------------
            CHEMICALS: MAJOR DIVERSIFIED
    80,000  Dow Chemical Co. (The)..................     2,376,000
                                                      ------------
            COMPUTER PROCESSING HARDWARE
   130,000  Hewlett-Packard Co......................     2,256,800
                                                      ------------
            DEPARTMENT STORES
    65,000  Sears, Roebuck & Co.....................     1,556,750
                                                      ------------
            DISCOUNT STORES
    67,000  Target Corp.............................     2,010,000
                                                      ------------
            ELECTRIC UTILITIES
    70,706  FirstEnergy Corp........................     2,331,177
    40,000  FPL Group, Inc..........................     2,405,200
                                                      ------------
                                                         4,736,377
                                                      ------------
            ELECTRONICS/APPLIANCES
    70,000  Eastman Kodak Co........................     2,452,800
                                                      ------------
            FINANCIAL CONGLOMERATES
    65,006  Citigroup, Inc..........................     2,287,561
                                                      ------------

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            FOOD RETAIL
    82,000  Albertson's, Inc........................  $  1,825,320
                                                      ------------
            INDUSTRIAL CONGLOMERATES
    85,000  General Electric Co.....................     2,069,750
    85,000  Honeywell International, Inc............     2,040,000
                                                      ------------
                                                         4,109,750
                                                      ------------
            INFORMATION TECHNOLOGY SERVICES
    55,500  International Business Machines Corp....     4,301,250
                                                      ------------
            INTEGRATED OIL
    29,000  ChevronTexaco Corp......................     1,927,920
    53,000  Exxon Mobil Corp........................     1,851,820
                                                      ------------
                                                         3,779,740
                                                      ------------
            MAJOR BANKS
    32,000  Bank of America Corp....................     2,226,240
    85,000  FleetBoston Financial Corp..............     2,065,500
    90,000  KeyCorp.................................     2,262,600
                                                      ------------
                                                         6,554,340
                                                      ------------
            MAJOR TELECOMMUNICATIONS
    80,000  SBC Communications, Inc.................     2,168,800
   180,000  Sprint Corp. (FON Group)................     2,606,400
    55,000  Verizon Communications Inc..............     2,131,250
                                                      ------------
                                                         6,906,450
                                                      ------------
            OIL REFINING/MARKETING
    75,000  Ashland, Inc............................     2,139,750
    95,000  Marathon Oil Corp.......................     2,022,550
                                                      ------------
                                                         4,162,300
                                                      ------------
            PACKAGED SOFTWARE
   160,000  Computer Associates International,
             Inc....................................     2,160,000
                                                      ------------
            PHARMACEUTICALS: MAJOR
    95,000  Bristol-Myers Squibb Co.................     2,199,250

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Dividend Growth PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

    45,000  Merck & Co., Inc........................  $  2,547,450
    60,000  Wyeth...................................     2,244,000
                                                      ------------
                                                         6,990,700
                                                      ------------
            PROPERTY - CASUALTY INSURERS
     2,592  Travelers Property Casualty Corp.
             (Class A)*.............................        37,973
     5,326  Travelers Property Casualty Corp.
             (Class B)*.............................        78,026
                                                      ------------
                                                           115,999
                                                      ------------
            PULP & PAPER
    65,000  International Paper Co..................     2,273,050
                                                      ------------
            SAVINGS BANKS
    65,000  Washington Mutual, Inc..................     2,244,450
                                                      ------------
            TELECOMMUNICATION EQUIPMENT
   176,600  Motorola, Inc...........................     1,527,590
                                                      ------------
            TOBACCO
    50,000  Philip Morris Companies, Inc............     2,026,500
                                                      ------------
            TRUCKS/CONSTRUCTION/FARM MACHINERY
    47,000  Deere & Co..............................     2,154,950
                                                      ------------
            TOTAL UNITED STATES.....................    74,693,503
                                                      ------------
            TOTAL COMMON STOCKS
             (COST $240,295,015)....................   213,771,895
                                                      ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                VALUE

------------------------------------------------------------------

            SHORT-TERM INVESTMENT (a) (3.3%)
            U.S. GOVERNMENT AGENCY
$    7,400  Federal National Mortgage Assoc. 0.75%
             due 01/02/03
             (COST $7,399,846)......................  $  7,399,846
                                                      ------------

  TOTAL INVESTMENTS
   (COST $247,694,861) (b)................    99.6%  221,171,741
  OTHER ASSETS IN EXCESS OF LIABILITIES...     0.4       831,949
                                            ------  ------------
  NET ASSETS..............................   100.0% $222,003,690
                                            ======  ============

---------------------

 *    NON-INCOME PRODUCING SECURITY.
 ++ CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; STOCKS WITH ATTACHED WARRANTS.
 (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $21,071,043 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $47,594,163, RESULTING IN NET UNREALIZED DEPRECIATION OF $26,523,120.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 2002
                               IN                           UNREALIZED
     CONTRACTS              EXCHANGE          DELIVERY     APPRECIATION
     TO DELIVER               FOR               DATE      (DEPRECIATION)

-------------------------------------------------------------------------

$             33,744  GBP           21,057    01/02/03            $181
$             48,354  GBP           29,992    01/03/03             (33)
                                                             ---------
      Net unrealized appreciation.........                        $148
                                                             =========

 CURRENCY ABBREVIATION:
 GBP  British Pound.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Dividend Growth SUMMARY OF INVESTMENTS / / DECEMBER 31, 2002

                                                        PERCENT OF
INDUSTRY                                     VALUE      NET ASSETS

------------------------------------------------------------------

Aerospace & Defense.....................  $  5,203,926       2.3%
Airlines................................     1,469,741       0.7
Aluminum................................     3,740,476       1.7
Apparel/Footwear........................     2,160,375       1.0
Automotive Aftermarket..................     1,966,671       0.9
Beverages: Alcoholic....................     1,631,239       0.7
Building Products.......................     1,761,480       0.8
Chemicals: Agricultural.................       144,882       0.1
Chemicals: Major Diversified............     5,747,970       2.6
Chemicals: Specialty....................     2,277,450       1.0
Computer Processing Hardware............     2,256,800       1.0
Construction Materials..................     4,498,864       2.0
Containers/Packaging....................     1,828,695       0.8
Department Stores.......................     2,779,599       1.3
Discount Stores.........................     2,010,000       0.9
Electric Utilities......................    10,550,088       4.7
Electrical Products.....................     1,702,930       0.8
Electronic Components...................     1,864,049       0.8
Electronic Equipment/ Instruments.......     3,582,000       1.6
Electronics/Appliances..................     6,557,183       3.0
Engineering & Construction..............     1,455,315       0.7
Finance/Rental/Leasing..................       985,014       0.4
Financial Conglomerates.................    12,876,781       5.8
Food Retail.............................     1,825,320       0.8
Food: Major Diversified.................     5,530,880       2.5
Hotels/Resorts/Cruiselines..............     1,657,983       0.7
Industrial Conglomerates................    10,480,520       4.7
Industrial Machinery....................     1,566,581       0.7
Information Technology Services.........     5,529,750       2.5
Integrated Oil..........................     5,327,604       2.4
Major Banks.............................    28,445,452      12.8
Major Telecommunications................     8,850,892       4.0
Miscellaneous Commercial Services.......       817,708       0.4

                                                        PERCENT OF
INDUSTRY                                     VALUE      NET ASSETS

------------------------------------------------------------------

Motor Vehicles..........................  $  4,311,544       1.9%
Movies/Entertainment....................     1,932,112       0.9
Multi-Line Insurance....................     2,009,700       0.9
Oil & Gas Pipelines.....................     1,489,481       0.7
Oil & Gas Production....................     1,688,309       0.8
Oil Refining/Marketing..................     6,305,875       2.8
Other Consumer Specialties..............     1,778,151       0.8
Packaged Software.......................     2,160,000       1.0
Pharmaceuticals: Major..................    10,481,901       4.7
Pharmaceuticals: Other..................     1,322,192       0.6
Property - Casualty Insurers............     2,414,196       1.1
Publishing: Books/Magazines.............     5,329,403       2.4
Pulp & Paper............................     2,273,050       1.0
Real Estate Development.................     2,726,192       1.2
Recreational Products...................     1,027,025       0.5
Regional Banks..........................     1,546,445       0.7
Savings Banks...........................     2,244,450       1.0
Steel...................................       742,139       0.3
Telecommunication Equipment.............     1,527,590       0.7
Tobacco.................................     3,725,969       1.7
Trucks/Construction/Farm Machinery......     2,154,950       1.0
U.S. Government Agency..................     7,399,846       3.3
Water Utilities.........................     2,180,302       1.0
Wireless Telecommunications.............     3,316,701       1.5
                                          ------------   -------
                                          $221,171,741      99.6%
                                          ============   =======

TYPE OF INVESTMENT

------------------------------------------------------------------

Common Stocks...........................  $213,771,895      96.3%
Short-Term Investment...................     7,399,846       3.3
                                          ------------   -------
                                          $221,171,741      99.6%
                                          ============   =======

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - European Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            COMMON STOCKS (95.3%)
            FINLAND (5.0%)
            MULTI-LINE INSURANCE
   182,582  Sampo Oyj (A Shares)....................  $  1,389,905
                                                      ------------
            TELECOMMUNICATION EQUIPMENT
   587,355  Nokia Oyj...............................     9,343,350
                                                      ------------
            TOTAL FINLAND...........................    10,733,255
                                                      ------------
            FRANCE (12.4%)
            ADVERTISING/MARKETING SERVICES
     3,390  JC Decaux S.A.*.........................        40,934
                                                      ------------
            APPAREL/FOOTWEAR
    35,850  LVMH (Louis Vuitton Moet Hennessy)......     1,473,704
                                                      ------------
            HOUSEHOLD/PERSONAL CARE
    22,233  L'Oreal S.A.............................     1,693,655
                                                      ------------
            MAJOR BANKS
    61,036  BNP Paribas S.A.........................     2,488,529
                                                      ------------
            OIL REFINING/MARKETING
    59,917  Total Fina Elf S.A......................     8,562,439
                                                      ------------
            PHARMACEUTICALS: MAJOR
   161,898  Aventis S.A.............................     8,805,632
    39,275  Sanofi-Synthelabo S.A...................     2,402,157
                                                      ------------
                                                        11,207,789
                                                      ------------
            TELECOMMUNICATION EQUIPMENT
   307,094  Alcatel S.A.............................     1,347,836
                                                      ------------
            TOTAL FRANCE............................    26,814,886
                                                      ------------
            GERMANY (2.5%)
            MAJOR BANKS
    70,642  Deutsche Bank AG (Registered Shares)....     3,256,243
                                                      ------------
            MULTI-LINE INSURANCE
     9,971  Muenchener Rueckver AG (Registered
             Shares)................................     1,193,529
                                                      ------------

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            PHARMACEUTICALS: MAJOR
    21,926  Schering AG.............................  $    954,274
                                                      ------------
            TOTAL GERMANY...........................     5,404,046
                                                      ------------
            ITALY (5.4%)
            BROADCASTING
   215,294  Mediaset SpA............................     1,641,186
                                                      ------------
            CONSUMER SUNDRIES
   180,075  Luxottica Group SpA (ADR)...............     2,458,024
                                                      ------------
            INTEGRATED OIL
   197,126  ENI SpA.................................     3,135,782
                                                      ------------
            MAJOR BANKS
   601,283  UniCredito Italiano SpA.................     2,405,433
                                                      ------------
            MAJOR TELECOMMUNICATIONS
   267,718  Telecom Italia SpA......................     2,032,381
                                                      ------------
            TOTAL ITALY.............................    11,672,806
                                                      ------------
            NETHERLANDS (10.6%)
            APPAREL/FOOTWEAR
    12,579  Gucci Group NV..........................     1,155,035
                                                      ------------
            BEVERAGES: ALCOHOLIC
    89,076  Heineken NV.............................     3,479,309
                                                      ------------
            FINANCIAL CONGLOMERATES
   188,017  ING Groep NV............................     3,186,324
                                                      ------------
            INDUSTRIAL CONGLOMERATES
   217,976  Koninklijke (Royal) Philips Electronics
             NV.....................................     3,822,209
                                                      ------------
            INTEGRATED OIL
   202,734  Royal Dutch Petroleum Co................     8,929,926
                                                      ------------
            MAJOR TELECOMMUNICATIONS
   330,805  Koninklijke (Royal) KPN NV*.............     2,153,540
                                                      ------------
            TOTAL NETHERLANDS.......................    22,726,343
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - European Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            PORTUGAL (0.8%)
            MAJOR TELECOMMUNICATIONS
   255,220  Portugal Telecom, SGPS, S.A. (Registered
             Shares)................................  $  1,755,276
                                                      ------------
            SPAIN (3.4%)
            GAS DISTRIBUTORS
    89,983  Gas Natural SDG, S.A....................     1,707,292
                                                      ------------
            MAJOR TELECOMMUNICATIONS
   431,704  Telefonica S.A.*........................     3,866,557
                                                      ------------
            MISCELLANEOUS COMMERCIAL SERVICES
   434,352  Amadeus Global Travel Distribution S.A.
             (A Shares).............................     1,792,354
                                                      ------------
            TOTAL SPAIN.............................     7,366,203
                                                      ------------
            SWEDEN (1.5%)
            INDUSTRIAL MACHINERY
   175,260  Assa Abloy AB (Series B)................     2,006,509
                                                      ------------
            MISCELLANEOUS COMMERCIAL SERVICES
   106,256  Securitas AB (B Shares).................     1,271,517
                                                      ------------
            TOTAL SWEDEN............................     3,278,026
                                                      ------------
            SWITZERLAND (15.3%)
            CHEMICALS: AGRICULTURAL
    48,123  Syngenta AG.............................     2,788,856
                                                      ------------
            ELECTRICAL PRODUCTS
     5,582  Kaba Holding AG (Registered B Shares)...     1,038,568
                                                      ------------
            FINANCIAL CONGLOMERATES
   121,416  UBS AG (Registered Shares)*.............     5,906,867
                                                      ------------
            FOOD: MAJOR DIVERSIFIED
    48,559  Nestle S.A. (Registered Shares)*........    10,300,287
                                                      ------------

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            MAJOR BANKS
    51,973  Credit Suisse Group*....................  $  1,128,784
                                                      ------------
            PERSONNEL SERVICES
    40,534  Adecco S.A. (Registered Shares).........     1,590,489
                                                      ------------
            PHARMACEUTICALS: MAJOR
   278,970  Novartis AG (Registered Shares).........    10,188,979
                                                      ------------
            TOTAL SWITZERLAND.......................    32,942,830
                                                      ------------
            UNITED KINGDOM (38.4%)
            ADVERTISING/MARKETING SERVICES
   416,996  WPP Group PLC...........................     3,187,797
                                                      ------------
            BEVERAGES: ALCOHOLIC
   531,767  Allied Domecq PLC.......................     3,401,217
   207,039  Diageo PLC..............................     2,251,534
                                                      ------------
                                                         5,652,751
                                                      ------------
            ELECTRONICS/APPLIANCE STORES
   565,933  HMV Group PLC*..........................     1,085,012
                                                      ------------
            FINANCIAL CONGLOMERATES
   711,665  Lloyds TSB Group PLC....................     5,113,673
                                                      ------------
            FOOD DISTRIBUTORS
   504,557  Compass Group PLC.......................     2,682,543
                                                      ------------
            FOOD: SPECIALTY/CANDY
   575,653  Cadbury Schweppes PLC...................     3,589,172
                                                      ------------
            INTEGRATED OIL
   605,765  BP PLC..................................     4,167,298
   476,367  Shell Transport & Trading Co. PLC.......     3,138,972
                                                      ------------
                                                         7,306,270
                                                      ------------
            INVESTMENT MANAGERS
   347,398  Amvescap PLC............................     2,227,578
                                                      ------------
            MAJOR BANKS
   761,917  Barclays PLC............................     4,725,969
   502,289  HSBC Holdings PLC.......................     5,555,418
                                                      ------------
                                                        10,281,387
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - European Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            MISCELLANEOUS COMMERCIAL SERVICES
 1,979,679  Hays PLC................................  $  2,958,225
 1,179,634  Rentokil Initial PLC....................     4,181,118
                                                      ------------
                                                         7,139,343
                                                      ------------
            MULTI-LINE INSURANCE
    87,645  Aviva PLC...............................       625,538
                                                      ------------
            PHARMACEUTICALS: MAJOR
   109,791  AstraZeneca PLC.........................     3,926,831
   735,831  GlaxoSmithKline PLC.....................    14,131,128
                                                      ------------
                                                        18,057,959
                                                      ------------
            PUBLISHING: BOOKS/ MAGAZINES
   337,891  Reed Elsevier PLC.......................     2,896,081
                                                      ------------
            TOBACCO
   166,585  British American Tobacco PLC............     1,665,329
                                                      ------------
            WIRELESS TELECOMMUNICATIONS
 6,067,931  Vodafone Group PLC......................    11,071,369
                                                      ------------
            TOTAL UNITED KINGDOM....................    82,581,802
                                                      ------------
            TOTAL COMMON STOCKS
             ($201,873,794).........................   205,275,473
                                                      ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                VALUE

------------------------------------------------------------------

            SHORT-TERM INVESTMENT (a) (4.3%)
            U.S. GOVERNMENT AGENCY
$    9,200  Federal National Mortgage Assoc. 0.75%
             due 01/02/03
             (COST $9,199,808)......................  $  9,199,808
                                                      ------------

  TOTAL INVESTMENTS
   (COST $211,073,602) (b)................    99.6%  214,475,281
  OTHER ASSETS IN EXCESS OF LIABILITIES...     0.4       810,274
                                            ------  ------------
  NET ASSETS..............................   100.0% $215,285,555
                                            ======  ============

---------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $229,913,329. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $457,453 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $15,895,501, RESULTING IN NET UNREALIZED DEPRECIATION OF $15,438,048.

FORWARD FOREIGN CURRENCY CONTRACT OPEN AT DECEMBER 31, 2002:
                               IN
      CONTRACT              EXCHANGE          DELIVERY      UNREALIZED
     TO DELIVER               FOR               DATE       DEPRECIATION

-------------------------------------------------------------------------

CHF           21,809  $             15,407    01/03/03         $(381)

 CURRENCY ABBREVIATION:
 CHF  Swiss Franc.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - European Growth
SUMMARY OF INVESTMENTS / / DECEMBER 31, 2002

                                              PERCENT OF
INDUSTRY                           VALUE      NET ASSETS

--------------------------------------------------------

Advertising/Marketing
 Services.....................  $  3,228,731       1.5%
Apparel/Footwear..............     2,628,739       1.2
Beverages: Alcoholic..........     9,132,060       4.2
Broadcasting..................     1,641,186       0.8
Chemicals: Agricultural.......     2,788,856       1.3
Consumer Sundries.............     2,458,024       1.1
Electrical Products...........     1,038,568       0.5
Electronics/Appliance Stores..     1,085,012       0.5
Financial Conglomerates.......    14,206,864       6.6
Food Distributors.............     2,682,543       1.2
Food: Major Diversified.......    10,300,287       4.8
Food: Specialty/Candy.........     3,589,172       1.7
Gas Distributors..............     1,707,292       0.8
Household/Personal Care.......     1,693,655       0.8
Industrial Conglomerates......     3,822,209       1.8
Industrial Machinery..........     2,006,509       0.9
Integrated Oil................    19,371,978       9.0
Investment Managers...........     2,227,578       1.0
Major Banks...................    19,560,376       9.1
Major Telecommunications......     9,807,754       4.6
Miscellaneous Commercial
 Services.....................    10,203,214       4.7

                                              PERCENT OF
INDUSTRY                           VALUE      NET ASSETS

--------------------------------------------------------

Multi-Line Insurance..........  $  3,208,972       1.5%
Oil Refining/Marketing........     8,562,439       4.0
Personnel Services............     1,590,489       0.7
Pharmaceuticals: Major........    40,409,001      18.8
Publishing: Books/Magazines...     2,896,081       1.3
Telecommunication Equipment...    10,691,186       5.0
Tobacco.......................     1,665,329       0.8
U.S. Government Agency........     9,199,808       4.3
Wireless Telecommunications...    11,071,369       5.1
                                ------------   -------
                                $214,475,281      99.6%
                                ============   =======

TYPE OF INVESTMENT

--------------------------------------------------------

Common Stocks.................  $205,275,473      95.3%
Short-Term Investment.........     9,199,808       4.3
                                ------------   -------
                                $214,475,281      99.6%
                                ============   =======

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

NUMBER OF
 SHARES                                                           VALUE

--------------------------------------------------------------------------

           COMMON AND PREFERRED STOCKS (101.8%)
           AUSTRALIA (7.3%)
           AIRLINES
  86,963   Qantas Airways Ltd................................  $   186,818
                                                               -----------
           BEVERAGES: ALCOHOLIC
  36,550   Foster's Group Ltd................................       92,254
                                                               -----------
           FINANCIAL CONGLOMERATES
   4,000   Macquarie Bank Ltd................................       52,949
                                                               -----------
           MAJOR BANKS
  18,750   Australia & New Zealand Banking Group Ltd.........      182,468
  11,650   Commonwealth Bank of Australia....................      176,431
                                                               -----------
                                                                   358,899
                                                               -----------
           MEDIA CONGLOMERATES
  30,950   News Corp., Ltd. (The)............................      199,291
                                                               -----------
           MISCELLANEOUS COMMERCIAL SERVICES
  17,376   Brambles Industries Ltd...........................       45,807
                                                               -----------
           OTHER METALS/MINERALS
  44,746   BHP Billiton Ltd..................................      254,745
 146,400   M.I.M. Holdings Ltd...............................      123,995
  13,600   Rio Tinto Ltd.....................................      258,979
                                                               -----------
                                                                   637,719
                                                               -----------
           PROPERTY - CASUALTY INSURERS
  17,250   QBE Insurance Group Ltd...........................       78,855
                                                               -----------
           TOTAL AUSTRALIA...................................    1,652,592
                                                               -----------
           CHINA (0.7%)
           ELECTRIC UTILITIES
 190,000   Huaneng Power International, Inc. (Class H).......      152,269
                                                               -----------
           HONG KONG (11.0%)
           AIRLINES
  54,000   Cathay Pacific Airways, Ltd.......................       73,743
                                                               -----------
           APPAREL/FOOTWEAR RETAIL
  50,000   Esprit Holdings Ltd...............................       84,309
 144,000   Giordano International Ltd........................       56,317
                                                               -----------
                                                                   140,626
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           BROADCASTING
  19,000   Television Broadcasts Ltd.........................  $    59,933
                                                               -----------
           COAL
 142,000   Yanzhou Coal Mining Co., Ltd. (Class H)...........       56,445
                                                               -----------
           INDUSTRIAL CONGLOMERATES
  32,900   Hutchison Whampoa Ltd.............................      205,870
  29,000   Swire Pacific Ltd. (Class A)......................      110,813
                                                               -----------
                                                                   316,683
                                                               -----------
           INVESTMENT BANKS/BROKERS
  46,000   Hong Kong Exchanges & Clearing Ltd................       57,805
                                                               -----------
           MISCELLANEOUS MANUFACTURING
 171,400   Johnson Electric Holdings Ltd.....................      187,912
                                                               -----------
           OIL & GAS PRODUCTION
 122,000   CNOOC Ltd.........................................      158,783
                                                               -----------
           REAL ESTATE DEVELOPMENT
  35,000   Cheung Kong (Holdings) Ltd........................      227,762
  62,000   Henderson Land Development Co., Ltd...............      186,031
  46,100   Sun Hung Kai Properties Ltd.......................      273,099
  53,000   Wharf (Holdings) Ltd. (The).......................       99,901
                                                               -----------
                                                                   786,793
                                                               -----------
           TEXTILES
  85,000   Texwinca Holdings Ltd.............................       63,216
                                                               -----------
           TOOLS/HARDWARE
  82,000   Techtronic Industries Co., Ltd....................       77,808
                                                               -----------
           WHOLESALE DISTRIBUTORS
 131,600   Li & Fung Ltd.....................................      124,872
                                                               -----------
           WIRELESS TELECOMMUNICATIONS
 146,200   China Mobile Ltd.*................................      347,752
  40,500   SmarTone Telecommunications Holdings Ltd..........       45,181
                                                               -----------
                                                                   392,933
                                                               -----------
           TOTAL HONG KONG...................................    2,497,552
                                                               -----------
           INDIA (3.0%)
           ALUMINUM
   7,000   Hindalco Industries Ltd...........................       85,509
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           ELECTRICAL PRODUCTS
  19,200   Bharat Heavy Electricals Ltd......................  $    69,040
                                                               -----------
           INFORMATION TECHNOLOGY SERVICES
   2,200   Infosys Technologies Ltd..........................      218,678
                                                               -----------
           MOTOR VEHICLES
  17,500   Hero Honda Motors Ltd.............................       98,948
                                                               -----------
           OIL REFINING/MARKETING
   8,000   Hindustan Petroleum Corp., Ltd....................       47,992
                                                               -----------
           PHARMACEUTICALS: OTHER
   7,200   Ranbaxy Laboratories Ltd..........................       88,987
                                                               -----------
           TOBACCO
   5,000   ITC Ltd...........................................       68,792
                                                               -----------
           TOTAL INDIA.......................................      677,946
                                                               -----------
           INDONESIA (0.0%)
           INVESTMENT TRUSTS/MUTUAL FUNDS
 500,000   Batavia Investment Fund Ltd.*.....................            0
                                                               -----------
           JAPAN (54.8%)
           AUTO PARTS: O.E.M.
  17,000   NIFCO Inc.........................................      184,627
                                                               -----------
           BUILDING PRODUCTS
  35,000   Sanwa Shutter Corp................................       94,292
                                                               -----------
           CHEMICALS: MAJOR DIVERSIFIED
 101,000   Mitsubishi Chemical Corp.*........................      201,524
                                                               -----------
           CHEMICALS: SPECIALTY
  67,000   Daicel Chemical Industries, Ltd...................      188,963
  84,000   Denki Kagaku Kogyo Kabushiki Kaisha...............      183,162
  44,000   Kaneka Corp.......................................      235,225
  28,000   Shin-Etsu Polymer Co., Ltd........................      117,629
                                                               -----------
                                                                   724,979
                                                               -----------
           COMMERCIAL PRINTING/FORMS
  17,000   Dai Nippon Printing Co., Ltd......................      187,919
   7,000   Nissha Printing Co., Ltd..........................       44,081
                                                               -----------
                                                                   232,000
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           COMPUTER PERIPHERALS
  19,500   Mitsumi Electric Co., Ltd.........................  $   177,467
                                                               -----------
           COMPUTER PROCESSING HARDWARE
  54,000   Fujitsu Ltd.......................................      154,117
                                                               -----------
           ELECTRIC UTILITIES
  13,200   Tokyo Electric Power Co., Inc.....................      250,598
                                                               -----------
           ELECTRICAL PRODUCTS
  10,000   Furukawa Electric Co..............................       20,963
                                                               -----------
           ELECTRONIC COMPONENTS
   6,100   TDK Corp..........................................      245,479
                                                               -----------
           ELECTRONIC DISTRIBUTORS
  10,900   Ryosan Co., Ltd...................................      109,477
                                                               -----------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS
  10,000   Canon, Inc........................................      376,326
  35,000   Casio Computer Co., Ltd...........................      194,772
   4,300   Kyocera Corp......................................      250,152
  33,000   Matsushita Electric Industrial Co., Ltd...........      325,055
  49,000   NEC Corp..........................................      183,162
  23,000   Ricoh Co., Ltd....................................      377,008
 103,000   Toshiba Corp.*....................................      322,580
                                                               -----------
                                                                 2,029,055
                                                               -----------
           ELECTRONICS/APPLIANCES
  11,000   Fuji Photo Film Co., Ltd..........................      358,394
   5,200   Rinnai Corp.......................................      118,421
   8,300   Sony Corp.........................................      346,590
                                                               -----------
                                                                   823,405
                                                               -----------
           ENGINEERING & CONSTRUCTION
  13,000   Kyudenko Corp.....................................       48,375
  57,000   Obayashi Corp.....................................      126,688
   7,000   Sanki Engineering Co., Ltd........................       33,533
                                                               -----------
                                                                   208,596
                                                               -----------
           FINANCE/RENTAL/LEASING
  20,700   Hitachi Capital Corp..............................      247,814
                                                               -----------
           FOOD RETAIL
  11,500   FamilyMart Co., Ltd...............................      225,101
                                                               -----------
           FOOD: MEAT/FISH/DAIRY
  16,000   Nippon Meat Packers, Inc..........................      159,623
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           FOOD: SPECIALTY/CANDY
  10,800   House Foods Corp..................................  $   101,926
                                                               -----------
           HOME BUILDING
  43,000   Sekisui Chemical Co., Ltd.........................      111,138
  26,000   Sekisui House, Ltd................................      183,869
                                                               -----------
                                                                   295,007
                                                               -----------
           HOME FURNISHINGS
     100   Sangetsu Co., Ltd.................................        1,642
                                                               -----------
           INDUSTRIAL CONGLOMERATES
  58,000   Hitachi Ltd.......................................      222,175
                                                               -----------
           INDUSTRIAL MACHINERY
  45,000   Amada Co., Ltd....................................      122,748
  49,000   Daifuku Co., Ltd..................................      146,860
  20,000   Daikin Industries Ltd.............................      316,552
   2,600   Fuji Machine Manufacturing Co., Ltd...............       24,516
  18,000   Fujitec Co., Ltd..................................       93,652
 104,000   Mitsubishi Heavy Industries, Ltd..................      253,915
  65,000   Tsubakimoto Chain Co..............................      153,772
                                                               -----------
                                                                 1,112,015
                                                               -----------
           INDUSTRIAL SPECIALTIES
  13,000   Lintec Corp.......................................      101,894
  25,000   Toyo Ink Manufacturing Co., Ltd...................       67,562
                                                               -----------
                                                                   169,456
                                                               -----------
           MAJOR TELECOMMUNICATIONS
      66   Nippon Telegraph & Telephone Corp.................      239,485
                                                               -----------
           MARINE SHIPPING
  14,000   Mitsubishi Logistics Corp.........................       68,244
                                                               -----------
           METAL FABRICATIONS
  46,000   Minebea Co., Ltd..................................      159,943
                                                               -----------
           MISCELLANEOUS MANUFACTURING
  22,900   Kurita Water Industries Ltd.......................      230,388
                                                               -----------
           MOTOR VEHICLES
  53,000   Nissan Motor Co., Ltd.............................      413,184
  25,000   Suzuki Motor Corp.................................      271,510
  14,500   Toyota Motor Corp.................................      389,417
                                                               -----------
                                                                 1,074,111
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           MOVIES/ENTERTAINMENT
   8,900   TOHO Co., Ltd.....................................  $    85,343
                                                               -----------
           PHARMACEUTICALS: MAJOR
  22,100   Sankyo Co., Ltd...................................      277,041
                                                               -----------
           PHARMACEUTICALS: OTHER
   8,000   Ono Pharmaceutical Co., Ltd.......................      241,792
  12,500   Yamanouchi Pharmaceutical Co., Ltd................      362,014
                                                               -----------
                                                                   603,806
                                                               -----------
           RAILROADS
      57   East Japan Railway Co.............................      282,649
                                                               -----------
           REAL ESTATE DEVELOPMENT
  35,000   Mitsubishi Estate Co., Ltd........................      266,375
                                                               -----------
           RECREATIONAL PRODUCTS
   3,600   Nintendo Co., Ltd.................................      336,117
  24,100   Yamaha Corp.......................................      222,577
                                                               -----------
                                                                   558,694
                                                               -----------
           SEMICONDUCTORS
   1,300   Rohm Co. Ltd......................................      165,373
                                                               -----------
           TEXTILES
  26,000   Nisshinbo Industries, Inc.........................       90,183
                                                               -----------
           WHOLESALE DISTRIBUTORS
   5,000   Hitachi High-Technologies Corp....................       62,047
  43,000   Mitsubishi Corp...................................      262,460
  13,000   Nagase & Co., Ltd.................................       58,225
                                                               -----------
                                                                   382,732
                                                               -----------
           TOTAL JAPAN.......................................   12,475,705
                                                               -----------
           SINGAPORE (4.4%)
           AIRLINES
  39,000   Singapore Airlines Ltd............................      229,280
                                                               -----------
           ELECTRONIC COMPONENTS
  14,600   Venture Corp., Ltd................................      116,968
                                                               -----------
           ENGINEERING & CONSTRUCTION
 136,000   SembCorp Industries Ltd...........................       61,533
                                                               -----------
           FINANCIAL CONGLOMERATES
  29,000   Keppel Corp., Ltd.................................       61,844
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           MAJOR BANKS
  25,182   DBS Group Holdings Ltd............................  $   159,655
                                                               -----------
           MARINE SHIPPING
 125,000   Neptune Orient Lines Ltd.*........................       66,283
                                                               -----------
           OTHER TRANSPORTATION
  70,000   SembCorp Logistics Ltd............................       63,343
                                                               -----------
           REAL ESTATE DEVELOPMENT
  92,000   Capitaland Ltd....................................       58,859
  22,400   City Developments Ltd.............................       53,708
                                                               -----------
                                                                   112,567
                                                               -----------
           REGIONAL BANKS
  19,362   United Overseas Bank Ltd..........................      131,684
                                                               -----------
           TOTAL SINGAPORE...................................    1,003,157
                                                               -----------
           SOUTH KOREA (11.8%)
           CHEMICALS: SPECIALTY
   2,130   LG Chemical Ltd.*.................................       72,897
                                                               -----------
           ELECTRONICS/APPLIANCES
   2,670   Humax Co., Ltd.*..................................       32,748
   2,903   LG Electronics Inc.*..............................      101,066
                                                               -----------
                                                                   133,814
                                                               -----------
           FOOD: SPECIALTY/CANDY
     990   Tong Yang Confectionery Corp.*....................       48,403
                                                               -----------
           INDUSTRIAL MACHINERY
  10,400   Hyundai Mobis*....................................      191,115
                                                               -----------
           INTERNET RETAIL
   1,358   CJ Home Shopping Co. Ltd.*........................       48,422
                                                               -----------
           INVESTMENT BANKS/BROKERS
   3,390   Daishin Securities Co.............................       40,864
   4,510   LG Investment & Securities Co.....................       50,563
   3,410   Samsung Securities Co., Ltd.*.....................       82,354
   6,260   Seoul Securities Co., Ltd.........................       22,374
                                                               -----------
                                                                   196,155
                                                               -----------
           MOTOR VEHICLES
     530   Hyundai Motor Co., Ltd.*..........................       12,398
   5,510   Hyundai Motor Co., Ltd. (Pref.)*..................       64,561
                                                               -----------
                                                                    76,959
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           REGIONAL BANKS
  11,030   Shinhan Financial Group Co., Ltd.*................  $   115,293
                                                               -----------
           SEMICONDUCTORS
   3,707   Samsung Electronics Co., Ltd......................      981,200
   1,570   Samsung Electronics Co., Ltd. (Pref.).............      198,516
                                                               -----------
                                                                 1,179,716
                                                               -----------
           SPECIALTY STORES
     460   Shinsegae Co., Ltd.*..............................       57,970
                                                               -----------
           STEEL
   1,690   POSCO.............................................      168,103
                                                               -----------
           WIRELESS TELECOMMUNICATIONS
   2,100   SK Telecom Co., Ltd.*.............................      405,378
                                                               -----------
           TOTAL SOUTH KOREA.................................    2,694,225
                                                               -----------
           TAIWAN (8.0%)
           AIRLINES
 242,776   EVA Airways Corp.*................................      102,498
                                                               -----------
           CHEMICALS: MAJOR DIVERSIFIED
  30,279   Formosa Chemicals & Fibre Corp....................       32,111
                                                               -----------
           CHEMICALS: SPECIALTY
  50,000   Formosa Plastic Corp..............................       65,706
                                                               -----------
           COMPUTER COMMUNICATIONS
  86,725   Accton Technology Corp.*..........................       88,724
                                                               -----------
           COMPUTER PERIPHERALS
  38,000   Hon Hai Precison Industry Co., Ltd................      131,412
  11,000   Quanta Storage, Inc.*.............................       73,862
                                                               -----------
                                                                   205,274
                                                               -----------
           COMPUTER PROCESSING HARDWARE
  29,500   Asustek Computer, Inc.............................       51,859
  37,000   Quanta Computer Inc...............................       60,778
                                                               -----------
                                                                   112,637
                                                               -----------
           ELECTRICAL PRODUCTS
  80,000   Phoenixtec Power Co., Ltd.........................       60,634
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           ELECTRONIC PRODUCTION EQUIPMENT
   6,860   ASE Test Ltd.*....................................  $    27,440
                                                               -----------
           ELECTRONICS/APPLIANCE STORES
   7,800   Largan Precision Co., Ltd.........................       43,608
                                                               -----------
           ELECTRONICS/APPLIANCES
  55,000   Premier Image Technology Corp.....................       84,798
                                                               -----------
           ENGINEERING & CONSTRUCTION
  49,000   CTCI Corp.........................................       26,124
                                                               -----------
           FINANCIAL CONGLOMERATES
  70,000   Cathay Financial Holding Co.......................       74,438
 223,000   Taishin Financial Holdings Co., Ltd.*.............      114,392
                                                               -----------
                                                                   188,830
                                                               -----------
           INVESTMENT BANKS/BROKERS
 125,000   Polaris Securities Co.*...........................       43,588
                                                               -----------
           REGIONAL BANKS
 280,530   Chinatrust Financial Holding Co., Ltd.*...........      228,789
 418,267   SinoPac Holdings Co.*.............................      175,383
                                                               -----------
                                                                   404,172
                                                               -----------
           SEMICONDUCTORS
  38,200   Novatek Microelectronics Corp., Ltd...............       72,107
  77,915   Siliconware Precision Industries Co.*.............       37,947

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

 172,700   Taiwan Semiconductor Manufacturing Co. Ltd.*......  $   212,018
  37,267   United Microelectronics Corp.*....................       22,661
                                                               -----------
                                                                   344,733
                                                               -----------
           TOTAL TAIWAN......................................    1,830,877
                                                               -----------
           THAILAND (0.8%)
           MAJOR BANKS
 104,600   Thai Farmers Bank PCL*............................       72,673
                                                               -----------
           REGIONAL BANKS
  79,000   Bangkok Bank PCL*.................................      109,773
                                                               -----------
           TOTAL THAILAND....................................      182,446
                                                               -----------

  TOTAL INVESTMENTS
   (COST $23,606,908) (a)...........................   101.8%  23,166,769
  LIABILITIES IN EXCESS OF OTHER ASSETS.............    (1.8)    (406,278)
                                                      ------  -----------
  NET ASSETS........................................   100.0% $22,760,491
                                                      ======  ===========

---------------------

 *    NON-INCOME PRODUCING SECURITY.
 (a) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $32,197,269. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $1,030,846 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $10,061,346, RESULTING IN NET UNREALIZED DEPRECIATION OF $9,030,500.

 FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 2002:
                             IN
     CONTRACTS            EXCHANGE         DELIVERY      UNREALIZED
    TO DELIVER              FOR              DATE       APPRECIATION

 -------------------------------------------------------------------

    $29,326              HKD 228,710      01/02/03           --
    $47,960              HKD 374,031      01/03/03           --

 CURRENCY ABBREVIATION:
 HKD  Hong Kong dollar.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth
SUMMARY OF INVESTMENTS / / DECEMBER 31, 2002

                                                                 PERCENT OF
INDUSTRY                                               VALUE     NET ASSETS

---------------------------------------------------------------------------

Airlines..........................................  $   592,339       2.6%
Aluminum..........................................       85,509       0.4
Apparel/Footwear Retail...........................      140,626       0.6
Auto Parts: O.E.M.................................      184,627       0.8
Beverages: Alcoholic..............................       92,254       0.4
Broadcasting......................................       59,933       0.3
Building Products.................................       94,292       0.4
Chemicals: Major Diversified......................      233,635       1.0
Chemicals: Specialty..............................      863,582       3.9
Coal..............................................       56,445       0.2
Commercial Printing/Forms.........................      232,000       1.0
Computer Communications...........................       88,724       0.4
Computer Peripherals..............................      382,741       1.7
Computer Processing Hardware......................      266,754       1.2
Electric Utilities................................      402,867       1.8
Electrical Products...............................      150,637       0.7
Electronic Components.............................      362,447       1.6
Electronic Distributors...........................      109,477       0.5
Electronic Equipment/ Instruments.................    2,029,055       8.9
Electronic Production Equipment...................       27,440       0.1
Electronics/Appliance Stores......................       43,608       0.2
Electronics/Appliances............................    1,042,017       4.6
Engineering & Construction........................      296,253       1.3
Finance/Rental/Leasing............................      247,814       1.1
Financial Conglomerates...........................      303,623       1.3
Food Retail.......................................      225,101       1.0
Food: Meat/Fish/Dairy.............................      159,623       0.7
Food: Specialty/Candy.............................      150,329       0.7
Home Building.....................................      295,007       1.3
Home Furnishings..................................        1,642       0.0
Industrial Conglomerates..........................      538,858       2.4
Industrial Machinery..............................    1,303,130       5.7
Industrial Specialties............................      169,456       0.7
Information Technology Services...................      218,678       1.0
Internet Retail...................................       48,422       0.2

                                                                 PERCENT OF
INDUSTRY                                               VALUE     NET ASSETS

---------------------------------------------------------------------------

Investment Banks/Brokers..........................  $   297,548       1.3%
Major Banks.......................................      591,227       2.6
Major Telecommunications..........................      239,485       1.1
Marine Shipping...................................      134,527       0.6
Media Conglomerates...............................      199,291       0.9
Metal Fabrications................................      159,943       0.7
Miscellaneous Commercial Services.................       45,807       0.2
Miscellaneous Manufacturing.......................      418,300       1.8
Motor Vehicles....................................    1,250,018       5.5
Movies/Entertainment..............................       85,343       0.4
Oil & Gas Production..............................      158,783       0.7
Oil Refining/Marketing............................       47,992       0.2
Other Metals/Minerals.............................      637,719       2.8
Other Transportation..............................       63,343       0.3
Pharmaceuticals: Major............................      277,041       1.2
Pharmaceuticals: Other............................      692,793       3.0
Property - Casualty Insurers......................       78,855       0.3
Railroads.........................................      282,649       1.2
Real Estate Development...........................    1,165,735       5.1
Recreational Products.............................      558,694       2.5
Regional Banks....................................      760,922       3.3
Semiconductors....................................    1,689,822       7.4
Specialty Stores..................................       57,970       0.3
Steel.............................................      168,103       0.7
Textiles..........................................      153,399       0.7
Tobacco...........................................       68,792       0.3
Tools/Hardware....................................       77,808       0.3
Wholesale Distributors............................      507,604       2.2
Wireless Telecommunications.......................      798,311       3.5
                                                    -----------   -------
                                                    $23,166,769     101.8%
                                                    ===========   =======

TYPE OF INVESTMENT

---------------------------------------------------------------------------

Common Stocks.....................................  $22,903,692     100.6%
Preferred Stocks..................................      263,077       1.2
                                                    -----------   -------
                                                    $23,166,769     101.8%
                                                    ===========   =======

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           COMMON STOCKS AND WARRANTS (86.1%)
           AEROSPACE & DEFENSE (2.5%)
 161,100   Lockheed Martin Corp..............................  $  9,303,525
  79,100   Northrop Grumman Corp.............................     7,672,700
                                                               ------------
                                                                 16,976,225
                                                               ------------
           AIR FREIGHT/COURIERS (0.5%)
  68,900   FedEx Corp........................................     3,735,758
                                                               ------------
           APPAREL/FOOTWEAR (0.3%)
  69,900   Coach, Inc.*......................................     2,301,108
                                                               ------------
           APPAREL/FOOTWEAR RETAIL (2.8%)
 284,600   Gap, Inc. (The)...................................     4,416,992
 315,550   Hot Topic, Inc.*..................................     7,219,784
 376,700   TJX Companies, Inc. (The).........................     7,353,184
                                                               ------------
                                                                 18,989,960
                                                               ------------
           AUTO PARTS: O.E.M. (0.7%)
  62,700   Eaton Corp........................................     4,897,497
                                                               ------------
           BEVERAGES: ALCOHOLIC (1.6%)
 173,550   Anheuser-Busch Companies, Inc.....................     8,399,820
  35,700   Brown-Forman Corp. (Class B)......................     2,333,352
                                                               ------------
                                                                 10,733,172
                                                               ------------
           BEVERAGES: NON-ALCOHOLIC (0.9%)
 283,600   Coca-Cola Enterprises Inc.........................     6,159,792
                                                               ------------
           BIOTECHNOLOGY (4.0%)
 182,900   Amgen Inc.*.......................................     8,841,386
 164,600   MedImmune, Inc.*..................................     4,472,182
 213,700   Neurocrine Biosciences, Inc.*.....................     9,757,542
 107,000   Trimeris, Inc.*...................................     4,610,630
                                                               ------------
                                                                 27,681,740
                                                               ------------
           BROADCASTING (0.9%)
 265,600   USA Interactive*..................................     6,071,616
                                                               ------------
           CABLE/SATELLITE TV (1.3%)
 143,536   Comcast Corp. (Class A)*..........................     3,383,144
 240,600   EchoStar Communications Corp. (Class A)*..........     5,355,756
                                                               ------------
                                                                  8,738,900
                                                               ------------

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           CATALOG/SPECIALTY DISTRIBUTION (0.2%)
 116,300   J. Jill Group Inc.*...............................  $  1,625,874
                                                               ------------
           COMPUTER COMMUNICATIONS (0.6%)
 298,900   Cisco Systems, Inc.*..............................     3,915,590
                                                               ------------
           COMPUTER PERIPHERALS (0.9%)
 105,400   Lexmark International, Inc.*......................     6,376,700
                                                               ------------
           COMPUTER PROCESSING HARDWARE (0.9%)
 230,700   Dell Computer Corp.*..............................     6,168,918
                                                               ------------
           CONTAINERS/PACKAGING (0.4%)
  57,000   Bemis Company, Inc................................     2,828,910
                                                               ------------
           CONTRACT DRILLING (0.9%)
  95,400   ENSCO International Inc...........................     2,809,530
 132,400   Rowan Companies, Inc.*............................     3,005,480
                                                               ------------
                                                                  5,815,010
                                                               ------------
           DISCOUNT STORES (2.6%)
 355,000   Wal-Mart Stores, Inc..............................    17,931,050
                                                               ------------
           ELECTRIC UTILITIES (0.5%)
  84,000   Consolidated Edison, Inc..........................     3,596,880
                                                               ------------
           ELECTRONICS/ APPLIANCES (0.8%)
 160,700   Eastman Kodak Co..................................     5,630,928
                                                               ------------
           FINANCE/RENTAL/ LEASING (0.5%)
  57,700   Freddie Mac.......................................     3,407,185
                                                               ------------
           FINANCIAL CONGLOMERATES (1.0%)
 195,700   Citigroup, Inc....................................     6,886,683
                                                               ------------
           FINANCIAL PUBLISHING/ SERVICES (0.3%)
  44,700   Moody's Corp......................................     1,845,663
                                                               ------------
           FOOD: MAJOR DIVERSIFIED (2.0%)
 129,400   Kraft Foods Inc. (Class A)........................     5,037,542
  69,600   PepsiCo, Inc......................................     2,938,512
  88,600   Unilever N.V. (Netherlands).......................     5,467,506
                                                               ------------
                                                                 13,443,560
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           FOOD: MEAT/FISH/ DAIRY (0.5%)
  83,500   Dean Foods Co.*...................................  $  3,097,850
                                                               ------------
           HOME FURNISHINGS (0.4%)
 115,200   Furniture Brands International, Inc.*.............     2,747,520
                                                               ------------
           HOSPITAL/NURSING MANAGEMENT (0.4%)
  65,400   HCA Inc...........................................     2,714,100
                                                               ------------
           HOUSEHOLD/PERSONAL CARE (3.6%)
  64,800   Avon Products, Inc................................     3,490,776
  66,000   Clorox Co. (The)..................................     2,722,500
  50,800   Colgate-Palmolive Co..............................     2,663,444
 160,200   International Flavors & Fragrances, Inc...........     5,623,020
 116,900   Procter & Gamble Co. (The)........................    10,046,386
                                                               ------------
                                                                 24,546,126
                                                               ------------
           INDUSTRIAL MACHINERY (0.4%)
  59,600   Parker-Hannifin Corp..............................     2,749,348
                                                               ------------
           INFORMATION TECHNOLOGY SERVICES (0.4%)
 128,900   Manhattan Associates, Inc.*.......................     3,049,774
                                                               ------------
           INSURANCE BROKERS/ SERVICES (0.4%)
  87,900   Willis Group Holdings Ltd.*.......................     2,520,093
                                                               ------------
           INTEGRATED OIL (1.6%)
  87,500   BP PLC (ADR) (United Kingdom).....................     3,556,875
 220,700   Exxon Mobil Corp..................................     7,711,258
                                                               ------------
                                                                 11,268,133
                                                               ------------
           INTERNET SOFTWARE/ SERVICES (3.2%)
 415,400   BEA Systems, Inc.*................................     4,764,638
 215,500   Internet Security Systems, Inc.*..................     3,950,115
 370,300   Overture Services, Inc.*..........................    10,112,893
 174,100   Yahoo! Inc.*......................................     2,846,535
                                                               ------------
                                                                 21,674,181
                                                               ------------

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           INVESTMENT BANKS/ BROKERS (1.8%)
  48,400   Bear Stearns Companies, Inc. (The)................  $  2,874,960
  59,100   Goldman Sachs Group, Inc. (The)...................     4,024,710
 107,200   Lehman Brothers Holdings, Inc.....................     5,712,688
                                                               ------------
                                                                 12,612,358
                                                               ------------
           LIFE/HEALTH INSURANCE (0.5%)
 106,300   AFLAC, Inc........................................     3,201,756
                                                               ------------
           MAJOR BANKS (3.1%)
 124,100   Bank of America Corp..............................     8,633,637
 173,000   Bank One Corp.....................................     6,323,150
  86,700   Wachovia Corp.....................................     3,159,348
  61,400   Wells Fargo & Co..................................     2,877,818
                                                               ------------
                                                                 20,993,953
                                                               ------------
           MAJOR TELECOMMUNICATIONS (3.0%)
  88,740   AT&T Corp.........................................     2,317,001
 234,000   SBC Communications, Inc...........................     6,343,740
  86,500   Telefonos de Mexico S.A. (Series L) (ADR)
            (Mexico).........................................     2,766,270
 238,200   Verizon Communications Inc........................     9,230,250
                                                               ------------
                                                                 20,657,261
                                                               ------------
           MEDIA CONGLOMERATES (1.7%)
 350,400   AOL Time Warner Inc.*.............................     4,590,240
  67,000   News Corporation Ltd. (The) (ADR) (Australia).....     1,758,750
 138,500   Viacom, Inc. (Class B) (Non-Voting)*..............     5,645,260
                                                               ------------
                                                                 11,994,250
                                                               ------------
           MEDICAL SPECIALTIES (3.5%)
 189,300   Boston Scientific Corp.*..........................     8,049,036
 108,100   Medtronic, Inc....................................     4,929,360
  42,000   Stryker Corp......................................     2,819,040
 191,840   Zimmer Holdings, Inc.*............................     7,965,197
                                                               ------------
                                                                 23,762,633
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           MULTI-LINE INSURANCE (1.4%)
 120,900   American International Group, Inc.................  $  6,994,065
  85,300   Safeco Corp.......................................     2,957,351
                                                               ------------
                                                                  9,951,416
                                                               ------------
           OFFICE EQUIPMENT/ SUPPLIES (0.7%)
  75,700   Avery Dennison Corp...............................     4,623,756
                                                               ------------
           OIL & GAS PRODUCTION (2.3%)
  83,200   Apache Corp.......................................     4,741,568
  74,000   Devon Energy Corp.................................     3,396,600
  48,100   EOG Resources, Inc................................     1,920,152
  84,300   Pioneer Natural Resources Co.*....................     2,128,575
  91,600   Pogo Producing Co.................................     3,412,100
                                                               ------------
                                                                 15,598,995
                                                               ------------
           OILFIELD SERVICES/ EQUIPMENT (0.6%)
  52,800   BJ Services Co.*..................................     1,705,968
  62,900   Schlumberger Ltd..................................     2,647,461
                                                               ------------
                                                                  4,353,429
                                                               ------------
           OTHER CONSUMER SERVICES (3.2%)
  74,100   Apollo Group, Inc. (Class A)*.....................     3,260,400
  42,800   eBay, Inc.*.......................................     2,902,696
  18,086   Expedia, Inc. (Warrants due 02/04/09)*............       647,841
  74,300   Hotels.com (Class A)*.............................     4,059,009
 175,700   Ticketmaster (Class B)*...........................     3,728,354
 163,400   Weight Watchers International, Inc.*..............     7,511,498
                                                               ------------
                                                                 22,109,798
                                                               ------------
           PACKAGED SOFTWARE (6.2%)
 199,700   Autodesk, Inc.....................................     2,855,710
  69,100   Intuit Inc.*......................................     3,242,172
 135,600   Mercury Interactive Corp.*........................     4,020,540
 455,000   Microsoft Corp.*..................................    23,523,500
 151,200   SAP AG (ADR) (Germany)............................     2,948,400
 152,500   Symantec Corp.*...................................     6,168,625
                                                               ------------
                                                                 42,758,947
                                                               ------------

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           PHARMACEUTICALS: GENERIC DRUGS (0.5%)
  55,900   Barr Laboratories, Inc.*..........................  $  3,638,531
                                                               ------------
           PHARMACEUTICALS: MAJOR (5.2%)
 120,100   Abbott Laboratories...............................     4,804,000
  45,400   Lilly (Eli) & Co..................................     2,882,900
 128,800   Merck & Co., Inc..................................     7,291,368
 406,800   Pfizer, Inc.......................................    12,435,876
 228,100   Wyeth.............................................     8,530,940
                                                               ------------
                                                                 35,945,084
                                                               ------------
           PHARMACEUTICALS: OTHER (1.9%)
  34,000   Forest Laboratories, Inc.*........................     3,339,480
 249,600   Teva Pharmaceutical Industries Ltd. (ADR)
            (Israel).........................................     9,637,056
                                                               ------------
                                                                 12,976,536
                                                               ------------
           PRECIOUS METALS (2.3%)
 124,100   Barrick Gold Corp. (Canada).......................     1,912,381
 364,400   Glamis Gold Ltd. (Canada)*........................     4,132,296
 296,900   Goldcorp Inc. (Canada)............................     3,776,568
 212,300   Newmont Mining Corp...............................     6,163,069
                                                               ------------
                                                                 15,984,314
                                                               ------------
           PROPERTY - CASUALTY INSURERS (1.0%)
 110,200   Allstate Corp. (The) (Note 4).....................     4,076,298
  34,700   XL Capital Ltd. (Class A) (Bermuda)...............     2,680,575
                                                               ------------
                                                                  6,756,873
                                                               ------------
           PUBLISHING: NEWSPAPERS (0.4%)
  61,000   Tribune Co........................................     2,773,060
                                                               ------------
           RECREATIONAL PRODUCTS (0.9%)
  55,000   Electronic Arts Inc.*.............................     2,737,350
  44,400   International Game Technology*....................     3,370,848
                                                               ------------
                                                                  6,108,198
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           REGIONAL BANKS (0.4%)
  50,300   Fifth Third Bancorp...............................  $  2,945,065
                                                               ------------
           RESTAURANTS (1.2%)
 137,300   Cheesecake Factory, Inc. (The)*...................     4,963,395
 103,500   Outback Steakhouse, Inc...........................     3,564,540
                                                               ------------
                                                                  8,527,935
                                                               ------------
           SEMICONDUCTORS (1.1%)
 301,850   Microchip Technology Inc..........................     7,380,232
                                                               ------------
           SPECIALTY STORES (0.8%)
  85,100   Bed Bath & Beyond Inc.*...........................     2,938,503
 122,200   Claire's Stores, Inc..............................     2,696,954
                                                               ------------
                                                                  5,635,457
                                                               ------------
           TELECOMMUNICATION EQUIPMENT (1.7%)
 127,200   Inter-Tel, Inc....................................     2,659,752
 369,000   Nokia Corp. (ADR) (Finland).......................     5,719,500
  85,400   QUALCOMM Inc.*....................................     3,107,706
                                                               ------------
                                                                 11,486,958
                                                               ------------
           TOOLS/HARDWARE (0.6%)
 100,100   Black & Decker Corp. (The)........................     4,293,289
                                                               ------------
           TRUCKS/CONSTRUCTION/FARM MACHINERY (0.9%)
 157,300   AGCO Corp.*.......................................     3,476,330
  63,000   Deere & Co........................................     2,888,550
                                                               ------------
                                                                  6,364,880
                                                               ------------
           WIRELESS TELECOMMUNICATIONS (1.2%)
 448,700   Vodafone Group PLC (ADR) (United Kingdom).........     8,130,444
                                                               ------------
           TOTAL COMMON STOCKS AND WARRANTS
            (COST $595,868,791)..............................   591,691,252
                                                               ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                         VALUE

---------------------------------------------------------------------------

           SHORT-TERM INVESTMENTS (10.4%)
           U.S. GOVERNMENT AGENCY (a)
 $71,000   Federal National Mortgage Assoc. 0.75%
            due 01/02/03
            (COST $70,998,521)...............................  $ 70,998,521
                                                               ------------
           REPURCHASE AGREEMENT (0.0%)
     112   The Bank of New York 0.563% due 01/02/03 (dated
            12/31/02; proceeds $111,649) (b)
            (COST $111,646)..................................       111,646
                                                               ------------
           TOTAL SHORT-TERM INVESTMENTS
            (COST $71,110,167)...............................    71,110,167
                                                               ------------

  TOTAL INVESTMENTS
   (COST $666,978,958) (c)..........................    96.5%  662,801,419
  OTHER ASSETS IN EXCESS OF LIABILITIES.............     3.5    24,160,481
                                                      ------  ------------
  NET ASSETS........................................   100.0% $686,961,900
                                                      ======  ============

---------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
  *   NON-INCOME PRODUCING SECURITY.

 (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) COLLATERALIZED BY FEDERAL NATIONAL MORTGAGE ASSOCIATION ADJUSTABLE RATE MORTGAGE 5.515% DUE 12/01/31 VALUED AT $113,879.
 (c) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $23,149,359 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $27,326,898, RESULTING IN NET UNREALIZED DEPRECIATION OF $4,177,539.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           COMMON STOCKS (95.9%)
           ADVERTISING/MARKETING SERVICES (0.2%)
   7,937   Interpublic Group of Companies, Inc...............  $    111,753
   3,871   Omnicom Group, Inc................................       250,067
                                                               ------------
                                                                    361,820
                                                               ------------
           AEROSPACE & DEFENSE (1.3%)
  17,279   Boeing Co.........................................       570,034
   4,136   General Dynamics Corp.............................       328,274
   2,369   Goodrich Corp.....................................        43,400
   9,387   Lockheed Martin Corp..............................       542,099
   3,746   Northrop Grumman Corp.............................       363,362
   8,354   Raytheon Co.......................................       256,885
   3,765   Rockwell Collins, Inc.............................        87,574
                                                               ------------
                                                                  2,191,628
                                                               ------------
           AGRICULTURAL COMMODITIES/ MILLING (0.1%)
  13,311   Archer-Daniels-Midland Co.........................       165,056
                                                               ------------
           AIR FREIGHT/COURIERS (1.0%)
   6,137   FedEx Corp........................................       332,748
  22,982   United Parcel Service, Inc. (Class B).............     1,449,705
                                                               ------------
                                                                  1,782,453
                                                               ------------
           AIRLINES (0.2%)
   3,081   AMR Corp.*........................................        20,335
   2,448   Delta Air Lines, Inc..............................        29,621
  15,944   Southwest Airlines Co.............................       221,622
                                                               ------------
                                                                    271,578
                                                               ------------
           ALTERNATIVE POWER GENERATION (0.0%)
   7,780   Calpine Corp.*....................................        25,363
                                                               ------------
           ALUMINUM (0.2%)
  17,377   Alcoa, Inc........................................       395,848
                                                               ------------
           APPAREL/FOOTWEAR (0.4%)
   3,502   Cintas Corp.......................................       160,216
   2,558   Jones Apparel Group, Inc.*........................        90,656

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

   2,119   Liz Claiborne, Inc................................  $     62,828
   5,460   Nike, Inc. (Class B)..............................       242,806
   1,182   Reebok International Inc. (United Kingdom)*.......        34,751
   2,187   VF Corp...........................................        78,841
                                                               ------------
                                                                    670,098
                                                               ------------
           APPAREL/FOOTWEAR RETAIL (0.4%)
  18,192   Gap, Inc. (The)...................................       282,340
  10,762   Limited Brands, Inc...............................       149,915
   2,788   Nordstrom, Inc....................................        52,888
  10,872   TJX Companies, Inc. (The).........................       212,221
                                                               ------------
                                                                    697,364
                                                               ------------
           AUTO PARTS: O.E.M. (0.2%)
   3,058   Dana Corp.........................................        35,962
  11,493   Delphi Corp.......................................        92,519
   1,394   Eaton Corp........................................       108,885
   1,760   Johnson Controls, Inc.............................       141,099
   2,598   Visteon Corp......................................        18,082
                                                               ------------
                                                                    396,547
                                                               ------------
           AUTOMOTIVE AFTERMARKET (0.0%)
   1,453   Cooper Tire & Rubber Co...........................        22,289
   3,608   Goodyear Tire & Rubber Co. (The)..................        24,570
                                                               ------------
                                                                     46,859
                                                               ------------
           BEVERAGES: ALCOHOLIC (0.6%)
  17,616   Anheuser-Busch Companies, Inc.....................       852,614
   1,357   Brown-Forman Corp. (Class B)......................        88,694
     717   Coors (Adolph) Co. (Class B)......................        43,916
                                                               ------------
                                                                    985,224
                                                               ------------
           BEVERAGES: NON-ALCOHOLIC (1.5%)
  51,025   Coca Cola Co......................................     2,235,915
   9,249   Coca-Cola Enterprises Inc.........................       200,888

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

   5,772   Pepsi Bottling Group, Inc. (The)..................  $    148,340
                                                               ------------
                                                                  2,585,143
                                                               ------------
           BIOTECHNOLOGY (1.0%)
  26,490   Amgen Inc.*.......................................     1,280,527
   3,068   Biogen, Inc.*.....................................       122,904
   3,774   Chiron Corp.*.....................................       141,902
   4,416   Genzyme Corp. (General Division)*.................       130,581
   5,166   MedImmune, Inc.*..................................       140,360
                                                               ------------
                                                                  1,816,274
                                                               ------------
           BROADCASTING (0.3%)
  12,611   Clear Channel Communications, Inc.*...............       470,264
   4,716   Univision Communications, Inc. (Class A)*.........       115,542
                                                               ------------
                                                                    585,806
                                                               ------------
           BUILDING PRODUCTS (0.2%)
   1,442   American Standard Companies, Inc.*................       102,584
  10,126   Masco Corp........................................       213,152
                                                               ------------
                                                                    315,736
                                                               ------------
           CABLE/SATELLITE TV (0.6%)
  47,504   Comcast Corp. (Class A)*..........................     1,119,669
                                                               ------------
           CASINO/GAMING (0.1%)
   2,221   Harrah's Entertainment, Inc.*.....................        87,952
                                                               ------------
           CHEMICALS: AGRICULTURAL (0.1%)
   5,380   Monsanto Co.......................................       103,565
                                                               ------------
           CHEMICALS: MAJOR DIVERSIFIED (0.9%)
  18,752   Dow Chemical Co. (The)............................       556,934
  20,448   Du Pont (E.I.) de Nemours & Co....................       866,995
   1,535   Eastman Chemical Co...............................        56,442

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

   2,166   Hercules Inc.*....................................  $     19,061
   4,551   Rohm & Haas Co....................................       147,816
                                                               ------------
                                                                  1,647,248
                                                               ------------
           CHEMICALS: SPECIALTY (0.3%)
   4,677   Air Products & Chemicals, Inc.....................       199,942
   2,574   Engelhard Corp....................................        57,529
     997   Great Lakes Chemical Corp.........................        23,808
   3,245   Praxair, Inc......................................       187,464
   1,454   Sigma-Aldrich Corp................................        70,810
                                                               ------------
                                                                    539,553
                                                               ------------
           COMMERCIAL PRINTING/ FORMS (0.1%)
   1,260   Deluxe Corp.......................................        53,046
   2,250   Donnelley (R.R.) & Sons Co........................        48,982
                                                               ------------
                                                                    102,028
                                                               ------------
           COMPUTER COMMUNICATIONS (1.1%)
   7,174   Avaya Inc.*.......................................        17,576
 148,708   Cisco Systems, Inc.*..............................     1,948,075
                                                               ------------
                                                                  1,965,651
                                                               ------------
           COMPUTER PERIPHERALS (0.3%)
  45,276   EMC Corp.*........................................       277,995
   2,508   Lexmark International Group, Inc.*................       151,734
   6,936   Network Appliance, Inc.*..........................        69,360
                                                               ------------
                                                                    499,089
                                                               ------------
           COMPUTER PROCESSING HARDWARE (1.7%)
   7,387   Apple Computer, Inc.*.............................       105,856
  53,304   Dell Computer Corp.*..............................     1,425,349
   6,436   Gateway, Inc.*....................................        20,209
  62,805   Hewlett-Packard Co................................     1,090,295
   1,956   NCR Corp.*........................................        46,435
  64,106   Sun Microsystems, Inc.*...........................       199,370
                                                               ------------
                                                                  2,887,514
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           CONSTRUCTION MATERIALS (0.0%)
   2,015   Vulcan Materials Co...............................  $     75,562
                                                               ------------
           CONSUMER SUNDRIES (0.0%)
   1,294   American Greetings Corp. (Class A)*...............        20,445
                                                               ------------
           CONTAINERS/ PACKAGING (0.2%)
   1,128   Ball Corp.........................................        57,742
   1,052   Bemis Company, Inc................................        52,211
   3,262   Pactiv Corp.*.....................................        71,307
   1,667   Sealed Air Corp.*.................................        62,179
   1,052   Temple-Inland, Inc................................        47,140
                                                               ------------
                                                                    290,579
                                                               ------------
           CONTRACT DRILLING (0.2%)
   2,979   Nabors Industries, Ltd. (Barbados)*...............       105,069
   2,671   Noble Corp.*......................................        93,886
   1,865   Rowan Companies, Inc.*............................        42,335
   6,570   Transocean Inc.*..................................       152,424
                                                               ------------
                                                                    393,714
                                                               ------------
           DATA PROCESSING SERVICES (0.9%)
  12,318   Automatic Data Processing, Inc....................       483,481
  10,471   Concord EFS, Inc.*................................       164,814
   3,568   Convergys Corp.*..................................        54,055
  15,481   First Data Corp...................................       548,182
   3,938   Fiserv, Inc.*.....................................       133,695
   7,741   Paychex, Inc......................................       215,974
                                                               ------------
                                                                  1,600,201
                                                               ------------
           DEPARTMENT STORES (0.5%)
   1,673   Dillard's, Inc. (Class A).........................        26,534
   3,995   Federated Department Stores, Inc.*................       114,896
   6,940   Kohl's Corp.*.....................................       388,293
   5,933   May Department Stores Co..........................       136,340

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

   5,515   Penney (J.C.) Co., Inc............................  $    126,900
   6,510   Sears, Roebuck & Co...............................       155,914
                                                               ------------
                                                                    948,877
                                                               ------------
           DISCOUNT STORES (3.2%)
   2,303   Big Lots, Inc.....................................        30,469
   9,380   Costco Wholesale Corp.*...........................       263,203
   6,859   Dollar General Corp...............................        81,965
   3,560   Family Dollar Stores, Inc.........................       111,108
  18,697   Target Corp.......................................       560,910
  90,848   Wal-Mart Stores, Inc..............................     4,588,732
                                                               ------------
                                                                  5,636,387
                                                               ------------
           DRUGSTORE CHAINS (0.5%)
   8,088   CVS Corp..........................................       201,957
  21,095   Walgreen Co.......................................       615,763
                                                               ------------
                                                                    817,720
                                                               ------------
           ELECTRIC UTILITIES (2.4%)
  11,193   AES Corp.*........................................        33,803
   2,493   Allegheny Energy, Inc.*...........................        18,847
   3,162   Ameren Corp.......................................       131,444
   6,974   American Electric Power Co., Inc..................       190,599
   6,030   CenterPoint Energy, Inc...........................        51,255
   3,464   Cinergy Corp......................................       116,806
   2,966   CMS Energy Corp...................................        27,999
   4,397   Consolidated Edison, Inc..........................       188,280
   3,391   Constellation Energy Group, Inc...................        94,338
   6,323   Dominion Resources, Inc...........................       347,133
   3,447   DTE Energy Co.....................................       159,941
  18,351   Duke Energy Corp..................................       358,579
   6,706   Edison International*.............................        79,466
   4,569   Entergy Corp......................................       208,301
   6,648   Exelon Corp.......................................       350,815
   6,126   FirstEnergy Corp..................................       201,974
   3,756   FPL Group, Inc....................................       225,848
   7,985   Mirant Corp.*.....................................        15,092
   8,329   PG&E Corp.*.......................................       115,773
   1,862   Pinnacle West Capital Corp........................        63,476
   3,385   PPL Corp..........................................       117,392
   4,875   Progress Energy, Inc.............................        211,331

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

   4,578   Public Service Enterprise Group, Inc..............  $    146,954
  14,685   Southern Co. (The)................................       416,907
   3,615   TECO Energy, Inc..................................        55,924
   6,630   TXU Corp..........................................       123,848
   8,206   Xcel Energy, Inc..................................        90,266
                                                               ------------
                                                                  4,142,391
                                                               ------------
           ELECTRICAL PRODUCTS (0.4%)
   4,036   American Power Conversion Corp.*..................        61,145
   1,848   Cooper Industries Ltd. (Bermuda)..................        67,360
   8,666   Emerson Electric Co...............................       440,666
   3,957   Molex Inc.........................................        91,169
   1,571   Power-One, Inc.*..................................         8,908
   1,158   Thomas & Betts Corp.*.............................        19,570
                                                               ------------
                                                                    688,818
                                                               ------------
           ELECTRONIC COMPONENTS (0.1%)
   4,077   Jabil Circuit, Inc.*..............................        73,060
   1,846   QLogic Corp.*.....................................        63,705
  10,872   Sanmina-SCI Corp.*................................        48,815
  17,001   Solectron Corp.*..................................        60,354
                                                               ------------
                                                                    245,934
                                                               ------------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS (0.4%)
   9,606   Agilent Technologies, Inc.*.......................       172,524
  29,116   JDS Uniphase Corp.*...............................        71,917
   2,497   PerkinElmer, Inc..................................        20,600
   3,826   Rockwell Automation Inc...........................        79,236
   3,111   Scientific-Atlanta, Inc...........................        36,896
   4,746   Symbol Technologies, Inc..........................        39,012
   1,812   Tektronix, Inc.*..................................        32,960
   3,366   Thermo Electron Corp.*............................        67,724
   2,609   Waters Corp.*.....................................        56,824
  15,134   Xerox Corp.*......................................       121,829
                                                               ------------
                                                                    699,522
                                                               ------------

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           ELECTRONIC PRODUCTION EQUIPMENT (0.4%)
  33,919   Applied Materials, Inc.*..........................  $    441,965
   3,884   KLA-Tencor Corp.*.................................       137,377
   3,060   Novellus Systems, Inc.*...........................        85,925
   3,768   Teradyne, Inc.*...................................        49,022
                                                               ------------
                                                                    714,289
                                                               ------------
           ELECTRONICS/APPLIANCE STORES (0.1%)
   6,619   Best Buy Co., Inc.*...............................       159,849
   4,324   Circuit City Stores - Circuit City Group..........        32,084
   3,453   RadioShack Corp...................................        64,709
                                                               ------------
                                                                    256,642
                                                               ------------
           ELECTRONICS/ APPLIANCES (0.2%)
   6,005   Eastman Kodak Co..................................       210,415
   1,540   Maytag Corp.......................................        43,890
   1,350   Whirlpool Corp....................................        70,497
                                                               ------------
                                                                    324,802
                                                               ------------
           ENERGY (0.1%)
   5,018   NiSource Inc......................................       100,360
                                                               ------------
           ENGINEERING & CONSTRUCTION (0.0%)
   1,600   Fluor Corp........................................        44,800
                                                               ------------
           ENVIRONMENTAL SERVICES (0.2%)
   4,058   Allied Waste Industries, Inc.*....................        40,580
  12,528   Waste Management, Inc.............................       287,142
                                                               ------------
                                                                    327,722
                                                               ------------
           FINANCE/RENTAL/ LEASING (2.1%)
   4,566   Capital One Financial Corp........................       135,702
   2,601   Countrywide Financial Corp........................       134,342
  20,479   Fannie Mae........................................     1,317,414
  14,319   Freddie Mac.......................................       845,537
   9,746   Household International, Inc......................       271,036
  26,297   MBNA Corp.........................................       500,169
   5,949   Providian Financial Corp..........................        38,609

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

   1,230   Ryder System, Inc.................................  $     27,601
   3,085   SLM Corp..........................................       320,408
                                                               ------------
                                                                  3,590,818
                                                               ------------
           FINANCIAL CONGLOMERATES (3.8%)
  27,051   American Express Co...............................       956,253
 105,715   Citigroup, Inc....................................     3,720,111
  41,092   J.P. Morgan Chase & Co............................       986,208
   5,930   John Hancock Financial Services, Inc..............       165,447
   6,896   Principal Financial Group, Inc....................       207,776
  11,652   Prudential Financial, Inc.........................       369,834
   6,676   State Street Corp.................................       260,364
                                                               ------------
                                                                  6,665,993
                                                               ------------
           FINANCIAL PUBLISHING/ SERVICES (0.3%)
   2,876   Equifax, Inc......................................        66,551
   3,989   McGraw-Hill Companies, Inc. (The).................       241,095
   3,065   Moody's Corporation...............................       126,554
   5,828   SunGard Data Systems Inc.*........................       137,308
                                                               ------------
                                                                    571,508
                                                               ------------
           FOOD DISTRIBUTORS (0.3%)
   2,750   Supervalu, Inc....................................        45,402
  13,518   SYSCO Corp........................................       402,701
                                                               ------------
                                                                    448,103
                                                               ------------
           FOOD RETAIL (0.4%)
   7,804   Albertson's, Inc..................................       173,717
  15,915   Kroger Co.*.......................................       245,887
   9,079   Safeway Inc.*.....................................       212,085
   2,897   Winn-Dixie Stores, Inc............................        44,266
                                                               ------------
                                                                    675,955
                                                               ------------
           FOOD: MAJOR DIVERSIFIED (1.7%)
   8,435   Campbell Soup Co..................................       197,969
   3,227   Del Monte Foods Co.*..............................        24,849
   7,572   General Mills, Inc................................       355,505
   7,226   Heinz (H.J.) Co...................................       237,519

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

   8,403   Kellogg Co........................................  $    287,971
  35,546   PepsiCo, Inc......................................     1,500,752
  16,048   Sara Lee Corp.....................................       361,240
                                                               ------------
                                                                  2,965,805
                                                               ------------
           FOOD: MEAT/FISH/ DAIRY (0.2%)
  11,053   ConAgra Foods Inc.................................       276,436
                                                               ------------
           FOOD: SPECIALTY/ CANDY (0.2%)
   2,711   Hershey Foods Corp................................       182,830
   4,638   Wrigley (Wm.) Jr. Co. (Class A)...................       254,533
                                                               ------------
                                                                    437,363
                                                               ------------
           FOREST PRODUCTS (0.1%)
   2,077   Louisiana-Pacific Corp.*..........................        16,741
   4,506   Weyerhaeuser Co...................................       221,740
                                                               ------------
                                                                    238,481
                                                               ------------
           GAS DISTRIBUTORS (0.2%)
   7,175   Dynegy, Inc. (Class A)*...........................         8,466
   2,923   KeySpan Corp......................................       103,007
   2,426   Kinder Morgan, Inc................................       102,547
     879   Nicor Inc.........................................        29,912
     704   Peoples Energy Corp...............................        27,210
   4,217   Sempra Energy.....................................        99,732
                                                               ------------
                                                                    370,874
                                                               ------------
           HOME BUILDING (0.1%)
   1,216   Centex Corp.......................................        61,043
     986   KB HOME...........................................        42,250
   1,209   Pulte Homes, Inc..................................        57,875
                                                               ------------
                                                                    161,168
                                                               ------------
           HOME FURNISHINGS (0.2%)
   4,006   Leggett & Platt, Inc..............................        89,895
   5,503   Newell Rubbermaid, Inc............................       166,906
   1,157   Tupperware Corp...................................        17,448
                                                               ------------
                                                                    274,249
                                                               ------------
           HOME IMPROVEMENT CHAINS (1.0%)
  47,869   Home Depot, Inc. (The)............................     1,146,941

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

  16,062   Lowe's Companies, Inc.............................  $    602,325
   3,032   Sherwin-Williams Co...............................        85,654
                                                               ------------
                                                                  1,834,920
                                                               ------------
           HOSPITAL/NURSING MANAGEMENT (0.4%)
  10,563   HCA Inc...........................................       438,364
   4,906   Health Management Associates, Inc. (Class A)......        87,817
   1,992   Manor Care, Inc.*.................................        37,071
  10,038   Tenet Healthcare Corp.*...........................       164,623
                                                               ------------
                                                                    727,875
                                                               ------------
           HOTELS/RESORTS/ CRUISELINES (0.4%)
  12,077   Carnival Corp.....................................       301,321
   7,745   Hilton Hotels Corp................................        98,439
   4,824   Marriott International, Inc. (Class A)............       158,565
   4,105   Starwood Hotels & Resorts Worldwide, Inc..........        97,453
                                                               ------------
                                                                    655,778
                                                               ------------
           HOUSEHOLD/PERSONAL CARE (2.7%)
   1,148   Alberto-Culver Co. (Class B)......................        57,859
   4,842   Avon Products, Inc................................       260,839
   4,529   Clorox Co. (The)..................................       186,821
  11,079   Colgate-Palmolive Co..............................       580,872
  21,714   Gillette Co. (The)................................       659,237
   1,872   International Flavors & Fragrances, Inc...........        65,707
  10,586   Kimberly-Clark Corp...............................       502,517
  26,742   Procter & Gamble Co. (The)........................     2,298,207
                                                               ------------
                                                                  4,612,059
                                                               ------------
           INDUSTRIAL CONGLOMERATES (4.6%)
   8,031   3M Co.............................................       990,222
 204,813   General Electric Co.**............................     4,987,197
  16,899   Honeywell International, Inc......................       405,576
   3,482   Ingersoll Rand Co. (Class A) (Bermuda)............       149,935

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

   1,803   ITT Industries, Inc...............................  $    109,424
   2,779   Textron, Inc......................................       119,469
  41,065   Tyco International Ltd. (Bermuda).................       701,390
   9,749   United Technologies Corp..........................       603,853
                                                               ------------
                                                                  8,067,066
                                                               ------------
           INDUSTRIAL MACHINERY (0.3%)
   6,307   Illinois Tool Works Inc...........................       409,072
   2,338   Parker-Hannifin Corp..............................       107,852
                                                               ------------
                                                                    516,924
                                                               ------------
           INDUSTRIAL SPECIALTIES (0.2%)
   2,667   Ecolab, Inc.......................................       132,016
     960   Millipore Corp.*..................................        32,640
   3,487   PPG Industries, Inc...............................       174,873
                                                               ------------
                                                                    339,529
                                                               ------------
           INFORMATION TECHNOLOGY SERVICES (1.9%)
   3,520   Citrix Systems, Inc.*.............................        43,366
   3,533   Computer Sciences Corp.*..........................       121,712
   9,805   Electronic Data Systems Corp......................       180,706
  34,786   International Business Machines Corp..............     2,695,915
   6,442   PeopleSoft, Inc.*.................................       117,889
   6,678   Unisys Corp.*.....................................        66,112
                                                               ------------
                                                                  3,225,700
                                                               ------------
           INSURANCE BROKERS/ SERVICES (0.4%)
   6,376   AON Corp..........................................       120,443
  11,054   Marsh & McLennan Companies, Inc...................       510,805
                                                               ------------
                                                                    631,248
                                                               ------------
           INTEGRATED OIL (4.1%)
   1,767   Amerada Hess Corp.................................        97,273
  21,985   ChevronTexaco Corp................................     1,461,563
  13,931   ConocoPhillips....................................       674,121
 138,495   Exxon Mobil Corp..................................     4,839,015
                                                               ------------
                                                                  7,071,972
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           INTERNET SOFTWARE/ SERVICES (0.2%)
   9,973   Siebel Systems, Inc.*.............................  $     74,598
  12,162   Yahoo! Inc.*......................................       198,849
                                                               ------------
                                                                    273,447
                                                               ------------
           INVESTMENT BANKS/ BROKERS (1.7%)
   1,980   Bear Stearns Companies, Inc. (The)................       117,612
   9,827   Goldman Sachs Group, Inc. (The)...................       669,219
   4,847   Lehman Brothers Holdings, Inc.....................       258,297
  17,792   Merrill Lynch & Co., Inc..........................       675,206
  22,344   Morgan Stanley (Note 4)...........................       891,972
  27,655   Schwab (Charles) Corp.............................       300,057
                                                               ------------
                                                                  2,912,363
                                                               ------------
           INVESTMENT MANAGERS (0.2%)
   5,350   Franklin Resources, Inc...........................       182,328
   2,458   Price (T.) Rowe Group, Inc........................        67,054
   4,579   Stilwell Financial, Inc.*.........................        59,848
                                                               ------------
                                                                    309,230
                                                               ------------
           LIFE/HEALTH INSURANCE (0.6%)
  10,624   AFLAC, Inc........................................       319,995
   2,953   Jefferson-Pilot Corp..............................       112,539
   3,644   Lincoln National Corp.............................       115,078
  14,413   MetLife, Inc. (Note 4)............................       389,728
   2,412   Torchmark Corp....................................        88,110
   4,971   UnumProvident Corp................................        87,191
                                                               ------------
                                                                  1,112,641
                                                               ------------
           MAJOR BANKS (5.0%)
  30,805   Bank of America Corp..............................     2,143,104
  14,949   Bank of New York Co., Inc. (The)..................       358,178
  23,970   Bank One Corp.....................................       876,104
   9,856   BB&T Corp.........................................       364,573
   3,500   Comerica, Inc.....................................       151,340

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

  21,603   FleetBoston Financial Corp........................  $    524,953
   4,783   Huntington Bancshares, Inc........................        89,490
   8,745   KeyCorp...........................................       219,849
   8,870   Mellon Financial Corp.............................       231,596
  12,594   National City Corp................................       344,068
   5,845   PNC Financial Services Group......................       244,906
   7,139   SouthTrust Corp...................................       177,404
   5,838   SunTrust Banks, Inc...............................       332,299
  27,998   Wachovia Corp.....................................     1,020,247
  34,823   Wells Fargo & Co..................................     1,632,154
                                                               ------------
                                                                  8,710,265
                                                               ------------
           MAJOR TELECOMMUNICATIONS (3.5%)
   6,402   ALLTEL Corp.......................................       326,502
  15,856   AT &T Corp........................................       414,000
  38,253   BellSouth Corp....................................       989,605
  68,337   SBC Communications, Inc...........................     1,852,616
  18,412   Sprint Corp. (FON Group)..........................       266,606
  56,308   Verizon Communications Inc........................     2,181,935
                                                               ------------
                                                                  6,031,264
                                                               ------------
           MANAGED HEALTH CARE (0.7%)
   3,098   Aetna Inc.........................................       127,390
   2,815   Anthem, Inc.*.....................................       177,064
   2,798   CIGNA Corp........................................       115,054
   3,361   Humana, Inc.*.....................................        33,610
   6,266   UnitedHealth Group Inc............................       523,211
   3,062   WellPoint Health Networks, Inc.*..................       217,892
                                                               ------------
                                                                  1,194,221
                                                               ------------
           MEDIA CONGLOMERATES (1.9%)
  92,005   AOL Time Warner Inc.*.............................     1,205,266
  42,032   Disney (Walt) Co. (The)...........................       685,542
  36,247   Viacom, Inc. (Class B) (Non-Voting)*..............     1,477,428
                                                               ------------
                                                                  3,368,236
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           MEDICAL DISTRIBUTORS (0.5%)
   2,083   AmerisourceBergen Corp............................  $    113,128
   9,108   Cardinal Health, Inc..............................       539,103
   5,992   McKesson Corp.....................................       161,964
                                                               ------------
                                                                    814,195
                                                               ------------
           MEDICAL SPECIALTIES (1.8%)
   4,219   Applera Corp. - Applied Biosystems Group..........        74,001
   1,045   Bard (C.R.), Inc..................................        60,610
   1,071   Bausch & Lomb, Inc................................        38,556
  12,211   Baxter International, Inc.........................       341,908
   5,284   Becton, Dickinson & Co............................       162,166
   5,347   Biomet, Inc.......................................       153,245
   8,394   Boston Scientific Corp.*..........................       356,913
   6,292   Guidant Corp.*....................................       194,108
  25,113   Medtronic, Inc....................................     1,145,153
   2,438   Pall Corp.........................................        40,666
   3,655   St. Jude Medical, Inc.*...........................       145,177
   4,074   Stryker Corp......................................       273,447
   4,014   Zimmer Holdings, Inc.*............................       166,661
                                                               ------------
                                                                  3,152,611
                                                               ------------
           MISCELLANEOUS COMMERCIAL SERVICES (0.0%)
   2,870   Sabre Holdings Corp.*.............................        51,976
                                                               ------------
           MISCELLANEOUS MANUFACTURING (0.2%)
   1,187   Crane Co..........................................        23,657
   3,137   Danaher Corp......................................       206,101
   4,164   Dover Corp........................................       121,422
                                                               ------------
                                                                    351,180
                                                               ------------
           MOTOR VEHICLES (0.6%)
  37,770   Ford Motor Co.....................................       351,261
  11,535   General Motors Corp...............................       425,180
   6,229   Harley-Davidson, Inc..............................       287,780
                                                               ------------
                                                                  1,064,221
                                                               ------------
           MULTI-LINE INSURANCE (2.1%)
  53,690   American International Group, Inc.................     3,105,967

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

   5,252   Hartford Financial Services Group, Inc. (The).....  $    238,598
   3,817   Loews Corp........................................       169,704
   2,845   Safeco Corp.......................................        98,636
                                                               ------------
                                                                  3,612,905
                                                               ------------
           OFFICE EQUIPMENT/ SUPPLIES (0.2%)
   2,182   Avery Dennison Corp...............................       133,277
   4,780   Pitney Bowes, Inc.................................       156,115
                                                               ------------
                                                                    289,392
                                                               ------------
           OIL & GAS PIPELINES (0.1%)
  12,328   El Paso Corp......................................        85,803
  10,256   Williams Companies, Inc. (The)....................        27,691
                                                               ------------
                                                                    113,494
                                                               ------------
           OIL & GAS PRODUCTION (0.7%)
   5,117   Anadarko Petroleum Corp...........................       245,104
   2,963   Apache Corp.......................................       168,861
   4,144   Burlington Resources, Inc.........................       176,742
   3,225   Devon Energy Corp.................................       148,028
   2,305   EOG Resources, Inc................................        92,016
   1,991   Kerr-McGee Corp...................................        88,201
   7,758   Occidental Petroleum Corp.........................       220,715
   5,308   Unocal Corp.......................................       162,319
                                                               ------------
                                                                  1,301,986
                                                               ------------
           OIL REFINING/ MARKETING (0.1%)
   1,378   Ashland, Inc......................................        39,314
   6,425   Marathon Oil Corp.................................       136,788
   1,515   Sunoco Inc........................................        50,268
                                                               ------------
                                                                    226,370
                                                               ------------
           OILFIELD SERVICES/ EQUIPMENT (0.6%)
   6,909   Baker Hughes Inc..................................       222,401
   3,226   BJ Services Co.*..................................       104,232
   8,982   Halliburton Co....................................       168,053

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

   1,252   McDermott International, Inc.*....................  $      5,484
  11,951   Schlumberger Ltd..................................       503,018
                                                               ------------
                                                                  1,003,188
                                                               ------------
           OTHER CONSUMER SERVICES (0.6%)
   3,591   Apollo Group, Inc. (Class A)*.....................       158,004
   3,719   Block (H.&R.), Inc................................       149,504
  21,333   Cendant Corp.*....................................       223,570
   6,354   eBay, Inc.*.......................................       430,928
                                                               ------------
                                                                    962,006
                                                               ------------
           OTHER CONSUMER SPECIALTIES (0.1%)
   2,983   Fortune Brands, Inc...............................       138,739
                                                               ------------
           OTHER METALS/ MINERALS (0.0%)
   1,762   Phelps Dodge Corp.*...............................        55,767
                                                               ------------
           PACKAGED SOFTWARE (4.5%)
   4,863   Adobe Systems, Inc................................       121,137
   2,278   Autodesk, Inc.....................................        32,575
   4,823   BMC Software, Inc.*...............................        82,522
  11,799   Computer Associates International, Inc............       159,287
   7,778   Compuware Corp.*..................................        37,334
   4,203   Intuit Inc.*......................................       197,205
   1,662   Mercury Interactive Corp.*........................        49,278
 110,041   Microsoft Corp.*..................................     5,689,120
   7,202   Novell, Inc.*.....................................        24,055
 110,236   Oracle Corp.*.....................................     1,190,549
   5,180   Parametric Technology Corp.*......................        13,054
   4,017   Rational Software Corp.*..........................        41,737
   8,472   VERITAS Software Corp.*...........................       132,333
                                                               ------------
                                                                  7,770,186
                                                               ------------
           PERSONNEL SERVICES (0.0%)
   3,499   Robert Half International, Inc.*..................        56,369
   2,213   TMP Worldwide, Inc.*..............................        25,029
                                                               ------------
                                                                     81,398
                                                               ------------

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           PHARMACEUTICALS: GENERIC DRUGS (0.0%)
   2,115   Watson Pharmaceuticals, Inc.*.....................  $     59,791
                                                               ------------
           PHARMACEUTICALS: MAJOR (9.4%)
  32,160   Abbott Laboratories...............................     1,286,400
  39,868   Bristol-Myers Squibb Co...........................       922,944
  61,141   Johnson & Johnson.................................     3,283,883
  23,121   Lilly (Eli) & Co..................................     1,468,184
  46,218   Merck & Co., Inc..................................     2,616,401
 126,830   Pfizer, Inc.......................................     3,877,193
  26,611   Pharmacia Corp....................................     1,112,340
  30,186   Schering-Plough Corp..............................       670,129
  27,285   Wyeth.............................................     1,020,459
                                                               ------------
                                                                 16,257,933
                                                               ------------
           PHARMACEUTICALS: OTHER (0.3%)
   2,567   Allergan, Inc.....................................       147,911
   3,725   Forest Laboratories, Inc.*........................       365,870
   4,926   King Pharmaceuticals, Inc.*.......................        84,678
                                                               ------------
                                                                    598,459
                                                               ------------
           PRECIOUS METALS (0.2%)
   2,982   Freeport-McMoRan Copper & Gold, Inc.
            (Class B)*.......................................        50,038
   8,268   Newmont Mining Corp...............................       240,020
                                                               ------------
                                                                    290,058
                                                               ------------
           PROPERTY - CASUALTY INSURERS (1.1%)
   5,406   ACE Ltd. (Bermuda)................................       158,612
  14,468   Allstate Corp. (The) (Note 4).....................       535,171
   3,521   Chubb Corp. (The).................................       183,796
   3,324   Cincinnati Financial Corp.........................       124,816
   4,482   Progressive Corp. (The)...........................       222,442
   4,661   St. Paul Companies, Inc . (The)...................       158,707
  20,657   Travelers Property Casualty Corp. (Class B)*......       302,625

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

   2,796   XL Capital Ltd. (Class A) (Bermuda)...............  $    215,991
                                                               ------------
                                                                  1,902,160
                                                               ------------
           PUBLISHING: BOOKS/ MAGAZINES (0.0%)
     985   Meredith Corp.....................................        40,493
                                                               ------------
           PUBLISHING: NEWSPAPERS (0.6%)
   1,673   Dow Jones & Co., Inc..............................        72,324
   5,501   Gannett Co., Inc..................................       394,972
   1,655   Knight-Ridder, Inc................................       104,679
   3,117   New York Times Co. (The) (Class A)................       142,540
   6,273   Tribune Co........................................       285,171
                                                               ------------
                                                                    999,686
                                                               ------------
           PULP & PAPER (0.3%)
   1,156   Boise Cascade Corp................................        29,154
   5,147   Georgia-Pacific Group.............................        83,176
   9,873   International Paper Co............................       345,259
   4,117   MeadWestvaco Corp.................................       101,731
                                                               ------------
                                                                    559,320
                                                               ------------
           RAILROADS (0.5%)
   7,769   Burlington Northern Santa Fe Corp.................       202,072
   4,385   CSX Corp..........................................       124,139
   7,999   Norfolk Southern Corp.............................       159,900
   5,213   Union Pacific Corp................................       312,102
                                                               ------------
                                                                    798,213
                                                               ------------
           REAL ESTATE INVESTMENT TRUSTS (0.3%)
   8,473   Equity Office Properties Trust....................       211,656
   5,575   Equity Residential................................       137,034
   3,805   Plum Creek Timber Co., Inc........................        89,798
   3,862   Simon Property Group, Inc.........................       131,578
                                                               ------------
                                                                    570,066
                                                               ------------
           RECREATIONAL PRODUCTS (0.3%)
   1,788   Brunswick Corp....................................        35,510

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

   2,908   Electronic Arts Inc.*.............................  $    144,731
   3,564   Hasbro, Inc.......................................        41,164
   1,723   International Game Technology*....................       130,810
   8,999   Mattel, Inc.......................................       172,331
                                                               ------------
                                                                    524,546
                                                               ------------
           REGIONAL BANKS (1.5%)
   7,315   AmSouth Bancorporation............................       140,448
  11,892   Fifth Third Bancorp...............................       696,277
   2,518   First Tennessee National Corp.....................        90,497
   4,494   Marshall & Ilsley Corp............................       123,046
   3,255   North Fork Bancorporation, Inc...................        109,824
   4,547   Northern Trust Corp...............................       159,372
   4,551   Regions Financial Corp............................       151,821
   6,172   Synovus Financial Corp............................       119,737
  39,426   U.S. Bancorp......................................       836,620
   4,026   Union Planters Corp...............................       113,292
   1,823   Zions Bancorporation..............................        71,733
                                                               ------------
                                                                  2,612,667
                                                               ------------
           RESTAURANTS (0.5%)
   3,440   Darden Restaurants, Inc...........................        70,348
  26,125   McDonald's Corp...................................       420,090
   7,993   Starbucks Corp.*..................................       162,897
   2,276   Wendy's International, Inc........................        61,611
   6,083   Yum! Brands, Inc.*................................       147,330
                                                               ------------
                                                                    862,276
                                                               ------------
           SAVINGS BANKS (0.6%)
   4,563   Charter One Financial, Inc........................       131,095
   3,076   Golden West Financial Corp........................       220,888
  19,485   Washington Mutual, Inc............................       672,817
                                                               ------------
                                                                  1,024,800
                                                               ------------
           SEMICONDUCTORS (2.2%)
   7,069   Advanced Micro Devices, Inc.*.....................        45,666
   7,873   Altera Corp.*.....................................        97,153
   7,527   Analog Devices, Inc.*.............................       179,669
   5,946   Applied Micro Circuits Corp.*.....................        21,941

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

   5,678   Broadcom Corp. (Class A)*.........................  $     85,511
 136,356   Intel Corp........................................     2,123,063
   6,421   Linear Technology Corp............................       165,148
   7,654   LSI Logic Corp.*..................................        44,164
   6,594   Maxim Integrated Products, Inc....................       217,866
  12,453   Micron Technology, Inc.*..........................       121,292
   3,724   National Semiconductor Corp.*.....................        55,897
   3,150   NVIDIA Corp.*.....................................        36,257
   3,304   PMC - Sierra, Inc.*...............................        18,370
  35,628   Texas Instruments, Inc............................       534,776
   6,938   Xilinx, Inc.*.....................................       142,923
                                                               ------------
                                                                  3,889,696
                                                               ------------
           SERVICES TO THE HEALTH INDUSTRY (0.2%)
   8,159   Healthsouth Corp.*................................        34,268
   5,735   IMS Health Inc....................................        91,760
   2,013   Quest Diagnostics Inc.*...........................       114,540
   2,358   Quintiles Transnational Corp.*....................        28,532
                                                               ------------
                                                                    269,100
                                                               ------------
           SPECIALTY INSURANCE (0.2%)
   2,105   Ambac Financial Group, Inc........................       118,385
   2,934   MBIA, Inc.........................................       128,685
   2,041   MGIC Investment Corp..............................        84,293
                                                               ------------
                                                                    331,363
                                                               ------------
           SPECIALTY STORES (0.4%)
   2,028   AutoZone, Inc.*...................................       143,278
   6,022   Bed Bath & Beyond Inc.*...........................       207,940
   6,351   Office Depot, Inc.*...............................        93,741
   9,686   Staples, Inc.*....................................       177,254
   2,894   Tiffany & Co......................................        69,196
   4,373   Toys 'R' Us, Inc.*................................        43,730
                                                               ------------
                                                                    735,139
                                                               ------------
           SPECIALTY TELECOMMUNICATIONS (0.2%)
   2,935   CenturyTel, Inc...................................        86,230

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

   5,809   Citizens Communications Co.*......................  $     61,285
  34,894   Qwest Communications International, Inc.*.........       174,470
                                                               ------------
                                                                    321,985
                                                               ------------
           STEEL (0.1%)
   1,601   Allegheny Technologies Inc........................         9,974
   1,550   Nucor Corp........................................        64,015
   2,011   United States Steel Corp..........................        26,384
   1,697   Worthington Industries, Inc.......................        25,862
                                                               ------------
                                                                    126,235
                                                               ------------
           TELECOMMUNICATION EQUIPMENT (0.8%)
  16,395   ADC Telecommunications, Inc.*.....................        34,266
   1,948   Andrew Corp.*.....................................        20,025
   8,884   CIENA Corp.*......................................        45,664
   3,862   Comverse Technology, Inc.*........................        38,697
  23,628   Corning Inc.*.....................................        78,209
  70,652   Lucent Technologies Inc.*.........................        89,022
  47,359   Motorola, Inc.....................................       409,655
  16,159   QUALCOMM Inc.*....................................       588,026
   8,480   Tellabs, Inc.*....................................        61,650
                                                               ------------
                                                                  1,365,214
                                                               ------------
           TOBACCO (1.1%)
  42,577   Philip Morris Companies, Inc......................     1,725,646
   1,780   R. J. Reynolds Tobacco Holdings, Inc..............        74,956
   3,477   UST, Inc..........................................       116,236
                                                               ------------
                                                                  1,916,838
                                                               ------------
           TOOLS/HARDWARE (0.1%)
   1,598   Black & Decker Corp...............................        68,538
   1,156   Snap-On, Inc......................................        32,495
   1,817   Stanley Works (The)...............................        62,832
                                                               ------------
                                                                    163,865
                                                               ------------
           TRUCKS/CONSTRUCTION/FARM MACHINERY (0.4%)
   7,084   Caterpillar, Inc..................................       323,880

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

     822   Cummins Inc.......................................  $     23,123
   4,911   Deere & Co........................................       225,169
   1,201   Navistar International Corp.*.....................        29,196
   2,301   PACCAR, Inc.......................................       106,145
                                                               ------------
                                                                    707,513
                                                               ------------
           WHOLESALE DISTRIBUTORS (0.1%)
   3,595   Genuine Parts Co..................................       110,726
   1,860   Grainger (W.W.), Inc..............................        95,883
                                                               ------------
                                                                    206,609
                                                               ------------
           WIRELESS TELECOMMUNICATIONS (0.4%)
  55,758   AT&T Wireless Services Inc.*......................       315,033
  19,823   Nextel Communications, Inc. (Class A)*............       228,956
  20,563   Sprint Corp. (PCS Group)*.........................        90,066
                                                               ------------
                                                                    634,055
                                                               ------------
           TOTAL COMMON STOCKS
            (COST $226,147,125)..............................   166,603,016
                                                               ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                         VALUE

---------------------------------------------------------------------------

           SHORT-TERM INVESTMENT (a) (3.8%)
           U.S. GOVERNMENT AGENCY
$  6,700   Federal National Mortgage Assoc. 0.75% due
            01/02/03
            (COST $6,699,860)................................  $  6,699,860
                                                               ------------

  TOTAL INVESTMENTS
   (COST $232,846,985) (b)..........................    99.7%  173,302,876
  OTHER ASSETS IN EXCESS OF LIABILITIES.............     0.3       462,875
                                                      ------  ------------
  NET ASSETS........................................   100.0% $173,765,751
                                                      ======  ============

---------------------

  *   NON-INCOME PRODUCING SECURITY.

 ** A PORTION OF THIS SECURITY IS SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS.
 (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $9,231,082 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $68,775,191, RESULTING IN NET UNREALIZED DEPRECIATION OF $59,544,109.

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2002:
NUMBER OF                   DESCRIPTION, DELIVERY       UNDERLYING FACE    UNREALIZED
CONTRACTS   LONG/SHORT         MONTH, AND YEAR          AMOUNT AT VALUE   DEPRECIATION

----------------------------------------------------------------------------------------

    31         Long     S&P 500 Index March/2003          $6,811,475        $(103,524)

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Advantage
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

NUMBER OF
 SHARES                                                           VALUE

--------------------------------------------------------------------------

           COMMON STOCKS (99.0%)
           AUSTRALIA (1.4%)
           MEDIA CONGLOMERATES
  63,895   News Corporation Ltd. (The).......................  $   411,428
                                                               -----------
           FINLAND (1.1%)
           PULP & PAPER
  28,662   Stora Enso Oyj (Registered Shares)................      302,456
                                                               -----------
           FRANCE (7.1%)
           CONSTRUCTION MATERIALS
   3,734   Lafarge S.A.*.....................................      281,506
                                                               -----------
           ELECTRICAL PRODUCTS
   6,964   Schneider Electric S.A.*..........................      329,707
                                                               -----------
           MAJOR BANKS
  10,900   BNP Paribas S.A.*.................................      444,410
                                                               -----------
           OIL REFINING/MARKETING
   4,642   Total Fina Elf S.A................................      663,365
                                                               -----------
           PHARMACEUTICALS: MAJOR
   5,147   Aventis S.A.......................................      279,945
                                                               -----------
           TOTAL FRANCE......................................    1,998,933
                                                               -----------
           GERMANY (4.6%)
           CHEMICALS: MAJOR DIVERSIFIED
  12,112   BASF AG...........................................      458,851
                                                               -----------
           MAJOR TELECOMMUNICATIONS
  24,750   Deutsche Telekom AG (Registered Shares)...........      318,347
                                                               -----------
           MOTOR VEHICLES
   7,065   Volkswagen AG.....................................      257,710
                                                               -----------
           PHARMACEUTICALS: MAJOR
   5,853   Schering AG.......................................      254,737
                                                               -----------
           TOTAL GERMANY.....................................    1,289,645
                                                               -----------
           ITALY (1.2%)
           MAJOR BANKS
  87,603   UniCredito Italiano SpA...........................      350,456
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           JAPAN (10.7%)
           COMMERCIAL PRINTING/FORMS
  29,000   Dai Nippon Printing Co., Ltd......................  $   320,567
                                                               -----------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS
  10,000   Canon, Inc........................................      376,326
  40,000   Matsushita Electric Industrial Co., Ltd...........      394,006
                                                               -----------
                                                                   770,332
                                                               -----------
           ELECTRONICS/APPLIANCES
   2,400   Sony Corp.........................................      100,219
                                                               -----------
           GAS DISTRIBUTORS
 129,000   Tokyo Gas Co., Ltd................................      404,007
                                                               -----------
           INDUSTRIAL MACHINERY
   6,500   Fanuc Ltd.........................................      287,296
                                                               -----------
           MAJOR BANKS
  41,000   Sumitomo Trust & Banking Co., Ltd.................      166,030
                                                               -----------
           PHARMACEUTICALS: MAJOR
   8,100   Takeda Chemical Industries, Ltd...................      338,239
                                                               -----------
           REAL ESTATE DEVELOPMENT
  42,000   Mitsubishi Estate Co., Ltd........................      319,650
                                                               -----------
           WIRELESS TELECOMMUNICATIONS
     163   NTT DoCoMo, Inc...................................      300,530
                                                               -----------
           TOTAL JAPAN.......................................    3,006,870
                                                               -----------
           NETHERLANDS (2.8%)
           INTEGRATED OIL
  17,600   Royal Dutch Petroleum Co..........................      775,236
                                                               -----------
           PORTUGAL (1.3%)
           MAJOR TELECOMMUNICATIONS
  54,398   Portugal Telecom, SGPS, S.A. (Registered
            Shares)..........................................      374,122
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Advantage
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           SOUTH KOREA (0.6%)
           SEMICONDUCTORS
   1,211   Samsung Electronics Co., Ltd. (GDR) - 144A*+......  $   158,944
                                                               -----------
           SWITZERLAND (2.3%)
           FOOD: MAJOR DIVERSIFIED
   2,337   Nestle S.A. (Registered Shares)*..................      495,722
                                                               -----------
           PHARMACEUTICALS: MAJOR
   2,036   Roche Holdings AG.................................      142,018
                                                               -----------
           TOTAL SWITZERLAND.................................      637,740
                                                               -----------
           UNITED KINGDOM (14.8%)
           AEROSPACE & DEFENSE
  72,019   BAE Systems PLC...................................      143,877
                                                               -----------
           ALUMINUM
  35,695   BHP Billiton PLC..................................      190,784
                                                               -----------
           ELECTRIC UTILITIES
  48,041   National Grid Transco PLC.........................      353,326
                                                               -----------
           FOOD RETAIL
  97,244   Tesco PLC.........................................      303,940
                                                               -----------
           INVESTMENT MANAGERS
  44,205   Amvescap PLC......................................      283,450
                                                               -----------
           MAJOR BANKS
  42,423   Barclays PLC......................................      263,139
     376   HBOS PLC..........................................        3,968
  22,115   HSBC Holdings PLC.................................      244,596
                                                               -----------
                                                                   511,703
                                                               -----------
           MULTI-LINE INSURANCE
  41,898   Aviva PLC.........................................      299,033
                                                               -----------
           PHARMACEUTICALS: MAJOR
  10,042   AstraZeneca PLC...................................      359,166
  21,204   GlaxoSmithKline PLC...............................      407,208
                                                               -----------
                                                                   766,374
                                                               -----------
           PUBLISHING: BOOKS/MAGAZINES
  39,562   Reed Elsevier PLC.................................      339,088
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           WIRELESS TELECOMMUNICATIONS
 532,982   Vodafone Group PLC................................  $   972,463
                                                               -----------
           TOTAL UNITED KINGDOM..............................    4,164,038
                                                               -----------
           UNITED STATES (51.1%)
           ADVERTISING/MARKETING SERVICES
   4,619   Omnicom Group, Inc................................      298,387
                                                               -----------
           AEROSPACE & DEFENSE
  10,294   Raytheon Co.......................................      316,540
                                                               -----------
           AIR FREIGHT/COURIERS
   5,361   FedEx Corp........................................      290,673
                                                               -----------
           ALUMINUM
   8,300   Alcoa, Inc........................................      189,074
                                                               -----------
           BEVERAGES: NON-ALCOHOLIC
  13,725   Coca-Cola Co. (The)...............................      601,429
                                                               -----------
           BIOTECHNOLOGY
   6,964   Amgen Inc.*.......................................      336,640
                                                               -----------
           COMPUTER COMMUNICATIONS
  43,213   Cisco Systems, Inc.*..............................      566,090
                                                               -----------
           DATA PROCESSING SERVICES
   4,182   First Data Corp...................................      148,085
                                                               -----------
           DISCOUNT STORES
   6,661   Wal-Mart Stores, Inc..............................      336,447
                                                               -----------
           ELECTRIC UTILITIES
   6,863   Exelon Corp.......................................      362,161
                                                               -----------
           ELECTRONIC PRODUCTION EQUIPMENT
  13,624   Applied Materials, Inc.*..........................      177,521
                                                               -----------
           FINANCE/RENTAL/LEASING
   2,100   Fannie Mae........................................      135,093
                                                               -----------
           FINANCIAL CONGLOMERATES
  24,222   Citigroup, Inc....................................      852,372
                                                               -----------
           HOME IMPROVEMENT CHAINS
  13,423   Home Depot, Inc. (The)............................      321,615
                                                               -----------
           HOUSEHOLD/PERSONAL CARE
   8,377   Kimberly-Clark Corp...............................      397,656
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Advantage
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           INDUSTRIAL CONGLOMERATES
  20,891   General Electric Co...............................  $   508,696
   8,679   Ingersoll Rand Co. (Class A)......................      373,718
                                                               -----------
                                                                   882,414
                                                               -----------
           INFORMATION TECHNOLOGY SERVICES
  17,390   Accenture Ltd. (Class A) (Bermuda)*...............      312,846
   4,642   International Business Machines Corp..............      359,755
                                                               -----------
                                                                   672,601
                                                               -----------
           INSURANCE BROKERS/SERVICES
   4,500   Marsh & McLennan Companies, Inc...................      207,945
                                                               -----------
           INTEGRATED OIL
   9,284   Exxon Mobil Corp..................................      324,383
                                                               -----------
           INVESTMENT BANKS/BROKERS
   5,753   Lehman Brothers Holdings, Inc.....................      306,577
                                                               -----------
           MAJOR BANKS
   8,982   Bank of America Corp..............................      624,878
                                                               -----------
           MAJOR TELECOMMUNICATIONS
  12,268   Verizon Communications Inc........................      475,385
                                                               -----------
           MEDIA CONGLOMERATES
   8,982   Viacom, Inc. (Class B) (Non-Voting)*..............      366,106
                                                               -----------
           MULTI-LINE INSURANCE
   5,347   American International Group, Inc.................      309,324
                                                               -----------
           OILFIELD SERVICES/EQUIPMENT
   7,468   Schlumberger Ltd..................................      314,328
                                                               -----------
           PACKAGED SOFTWARE
   6,157   Mercury Interactive Corp.*........................      182,555
  15,053   Microsoft Corp.*..................................      778,240
                                                               -----------
                                                                   960,795
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           PHARMACEUTICALS: MAJOR
   8,477   Lilly (Eli) & Co..................................  $   538,290
   6,762   Merck & Co., Inc..................................      382,797
  27,194   Pfizer, Inc.......................................      831,321
                                                               -----------
                                                                 1,752,408
                                                               -----------
           PRECIOUS METALS
  10,396   Newmont Mining Corp...............................      301,796
                                                               -----------
           PROPERTY - CASUALTY INSURERS
   1,024   Travelers Property Casualty Corp. (Class A)*......       15,002
   2,105   Travelers Property Casualty Corp. (Class B)*......       30,838
                                                               -----------
                                                                    45,840
                                                               -----------
           PUBLISHING: NEWSPAPERS
   7,267   New York Times Co. (The) (Class A)................      332,320
                                                               -----------
           SAVINGS BANKS
   8,982   Washington Mutual, Inc............................      310,148
                                                               -----------
           SEMICONDUCTORS
  17,359   Intel Corp........................................      270,280
  13,928   Texas Instruments, Inc............................      209,059
                                                               -----------
                                                                   479,339
                                                               -----------
           TELECOMMUNICATION EQUIPMENT
  41,278   Motorola, Inc.....................................      357,055
                                                               -----------
           TOTAL UNITED STATES...............................   14,353,425
                                                               -----------
           TOTAL COMMON STOCKS
            (COST $31,809,752)...............................   27,823,293
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Advantage
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                        VALUE

--------------------------------------------------------------------------

           SHORT-TERM INVESTMENT (0.4%)
           REPURCHASE AGREEMENT
 $   103   The Bank of New York 0.563% due 01/02/03 (dated
            12/31/02; proceeds $103,281) (a)
            (COST $103,278)..................................  $   103,278
                                                               -----------

  TOTAL INVESTMENTS
   (COST $31,913,030) (b)...........................    99.4%  27,926,571
  OTHER ASSETS IN EXCESS OF LIABILITIES.............     0.6      169,274
                                                      ------  -----------
  NET ASSETS........................................   100.0% $28,095,845
                                                      ======  ===========

---------------------

 GDR  GLOBAL DEPOSITORY RECEIPT.
  *   NON-INCOME PRODUCING SECURITY.

  +   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 (a) COLLATERALIZED BY FEDERAL NATIONAL MORTGAGE ASSOCIATION ADJUSTABLE RATE MORTGAGE 5.515% DUE 12/01/31 VALUED AT $105,344.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $913,845 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $4,900,304, RESULTING IN NET UNREALIZED DEPRECIATION OF $3,986,459.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Advantage
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 2002:
                                                            UNREALIZED
     CONTRACTS            IN EXCHANGE         DELIVERY     APPRECIATION
     TO DELIVER               FOR               DATE      (DEPRECIATION)

-------------------------------------------------------------------------

EUR          900,000  CAD        1,402,977    01/06/03       $(53,278)
JPY       36,000,000  $            294,418    01/06/03         (8,735)
CAD        1,466,901  EUR          900,000    01/06/03         12,660
$            155,717  EUR          150,000    01/06/03          1,742
$            300,150  JPY       36,000,000    01/06/03          3,003
$             40,548  CAD           63,924    01/06/03             80
GBP          600,000  $            930,540    01/06/03        (35,688)
$            960,582  GBP          600,000    01/06/03          5,646
EUR          150,000  $            149,793    01/06/03         (7,665)
JPY       36,000,000  SEK        2,679,229    01/06/03          4,989
SEK        2,649,007  JPY       36,000,000    01/07/03         (1,477)
JPY       16,569,433  $            139,591    01/08/03            (94)
JPY       34,000,000  SEK        2,509,781    02/04/03          1,412
JPY       34,000,000  CHF          397,512    02/04/03          1,367
EUR        1,100,000  $          1,139,160    02/04/03        (14,080)
GBP          530,000  CAD        1,328,535    02/04/03         (8,508)
                                                             --------
      Net unrealized depreciation.......................     $(98,626)
                                                             ========

 CURRENCY ABBREVIATIONS:
 GBP  British Pound.
 CAD  Canadian Dollar.
 EUR  Euro.
 JPY  Japanese Yen.
 SEK  Swedish Krona.
 CHF  Swiss Franc.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Advantage
SUMMARY OF INVESTMENTS / / DECEMBER 31, 2002

                                                                 PERCENT OF
INDUSTRY                                               VALUE     NET ASSETS

---------------------------------------------------------------------------

Advertising/Marketing Services....................  $   298,387       1.1%
Aerospace & Defense...............................      460,418       1.6
Air Freight/Couriers..............................      290,673       1.0
Aluminum..........................................      379,858       1.4
Beverages: Non-Alcoholic..........................      601,430       2.1
Biotechnology.....................................      336,640       1.2
Chemicals: Major Diversified......................      458,851       1.6
Commercial Printing/Forms.........................      320,567       1.1
Computer Communications...........................      566,090       2.0
Construction Materials............................      281,506       1.0
Data Processing Services..........................      148,085       0.5
Discount Stores...................................      336,447       1.2
Electric Utilities................................      715,486       2.6
Electrical Products...............................      329,707       1.2
Electronic Equipment/ Instruments.................      770,332       2.7
Electronic Production Equipment...................      177,521       0.6
Electronics/Appliances............................      100,219       0.4
Finance/Rental/Leasing............................      135,093       0.5
Financial Conglomerates...........................      852,372       3.0
Food Retail.......................................      303,939       1.1
Food: Major Diversified...........................      495,722       1.8
Gas Distributors..................................      404,007       1.4
Home Improvement Chains...........................      321,615       1.1
Household/Personal Care...........................      397,656       1.4
Industrial Conglomerates..........................      882,414       3.1
Industrial Machinery..............................      287,296       1.0
Information Technology Services...................      672,601       2.4
Insurance Brokers/Services........................      207,945       0.7
Integrated Oil....................................    1,099,619       3.9

                                                                 PERCENT OF
INDUSTRY                                               VALUE     NET ASSETS

---------------------------------------------------------------------------

Investment Banks/Brokers..........................  $   306,577       1.1%
Investment Managers...............................      283,450       1.0
Major Banks.......................................    2,097,475       7.5
Major Telecommunications..........................    1,167,854       4.2
Media Conglomerates...............................      777,535       2.8
Motor Vehicles....................................      257,710       0.9
Multi-Line Insurance..............................      608,357       2.2
Oil Refining/Marketing............................      663,365       2.4
Oilfield Services/Equipment.......................      314,328       1.1
Packaged Software.................................      960,795       3.4
Pharmaceuticals: Major............................    3,533,720      12.6
Precious Metals...................................      301,796       1.1
Property - Casualty Insurers......................       45,840       0.2
Publishing: Books/Magazines.......................      339,088       1.2
Publishing: Newspapers............................      332,320       1.2
Pulp & Paper......................................      302,456       1.1
Real Estate Development...........................      319,650       1.1
Savings Banks.....................................      310,149       1.1
Semiconductors....................................      638,283       2.3
Telecommunication Equipment.......................      357,055       1.3
Wireless Telecommunications.......................    1,272,994       4.5
Repurchase Agreement..............................      103,278       0.4
                                                    -----------   -------
                                                    $27,926,571      99.4%
                                                    ===========   =======

TYPE OF INVESTMENT

---------------------------------------------------------------------------

Common Stocks.....................................  $27,823,293      99.0%
Short-Term Investment.............................      103,278       0.4
                                                    -----------   -------
                                                    $27,926,571      99.4%
                                                    ===========   =======

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Aggressive Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

NUMBER OF
 SHARES                                                           VALUE

--------------------------------------------------------------------------

           COMMON STOCKS (90.5%)
           ADVERTISING/MARKETING SERVICES (0.2%)
   1,800   Omnicom Group, Inc................................  $   116,280
                                                               -----------
           AEROSPACE & DEFENSE (1.5%)
   7,100   Lockheed Martin Corp..............................      410,025
   4,600   Northrop Grumman Corp.............................      446,200
                                                               -----------
                                                                   856,225
                                                               -----------
           AIR FREIGHT/COURIERS (1.3%)
   5,100   Expeditors International of Washington, Inc.......      166,515
   5,600   FedEx Corp........................................      303,632
   4,600   United Parcel Service, Inc. (Class B).............      290,168
                                                               -----------
                                                                   760,315
                                                               -----------
           APPAREL/FOOTWEAR (0.5%)
   8,800   Coach, Inc.*......................................      289,696
                                                               -----------
           APPAREL/FOOTWEAR RETAIL (1.8%)
  16,100   Gap, Inc. (The)...................................      249,872
  15,200   Hot Topic, Inc.*..................................      347,776
   3,300   Ross Stores, Inc..................................      139,887
  14,000   TJX Companies, Inc. (The).........................      273,280
                                                               -----------
                                                                 1,010,815
                                                               -----------
           AUTO PARTS: O.E.M. (0.2%)
   1,500   Eaton Corp........................................      117,165
                                                               -----------
           BEVERAGES: ALCOHOLIC (0.8%)
   9,710   Anheuser-Busch Companies, Inc.....................      469,964
                                                               -----------
           BEVERAGES: NON-ALCOHOLIC (1.1%)
   5,500   Coca-Cola Co. (The)...............................      241,010
  18,900   Coca-Cola Enterprises Inc.........................      410,508
                                                               -----------
                                                                   651,518
                                                               -----------
           BIOTECHNOLOGY (4.2%)
  19,900   Amgen Inc.*.......................................      961,966
  14,570   MedImmune, Inc.*..................................      395,867
  12,500   Neurocrine Biosciences, Inc.*.....................      570,750

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

   9,500   NPS Pharmaceuticals, Inc.*........................  $   239,115
   4,900   Trimeris, Inc.*...................................      211,141
                                                               -----------
                                                                 2,378,839
                                                               -----------
           BROADCASTING (0.7%)
   4,900   USA Interactive*..................................      112,014
   7,100   Westwood One, Inc.*...............................      265,256
                                                               -----------
                                                                   377,270
                                                               -----------
           CABLE/SATELLITE TV (0.9%)
   9,700   Comcast Corp. (Class A)*..........................      228,629
  13,600   EchoStar Communications Corp. (Class A)*..........      302,736
                                                               -----------
                                                                   531,365
                                                               -----------
           CHEMICALS: MAJOR DIVERSIFIED (0.2%)
   3,300   Du Pont (E.I.) de Nemours & Co....................      139,920
                                                               -----------
           CHEMICALS: SPECIALTY (0.6%)
   4,000   Air Products & Chemicals, Inc.....................      171,000
   3,100   Praxair, Inc......................................      179,087
                                                               -----------
                                                                   350,087
                                                               -----------
           COMPUTER COMMUNICATIONS (1.2%)
  40,900   Cisco Systems, Inc.*..............................      535,790
  10,600   NetScreen Technologies, Inc.*.....................      178,504
                                                               -----------
                                                                   714,294
                                                               -----------
           COMPUTER PERIPHERALS (0.7%)
   6,600   Imation Corp*.....................................      231,528
   2,700   Lexmark International, Inc.*......................      163,350
                                                               -----------
                                                                   394,878
                                                               -----------
           COMPUTER PROCESSING HARDWARE (1.2%)
  10,600   Dell Computer Corp.*..............................      283,444
  23,400   Hewlett-Packard Co................................      406,224
                                                               -----------
                                                                   689,668
                                                               -----------
           CONTAINERS/PACKAGING (0.2%)
   7,700   Smurfit-Stone Container Corp.*....................      118,511
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Aggressive Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           CONTRACT DRILLING (0.8%)
  10,300   ENSCO International Inc...........................  $   303,335
   7,900   Rowan Companies, Inc.*............................      179,330
                                                               -----------
                                                                   482,665
                                                               -----------
           DEPARTMENT STORES (0.2%)
   4,800   Penney (J.C.) Co., Inc............................      110,448
                                                               -----------
           DISCOUNT STORES (2.7%)
  30,500   Wal-Mart Stores, Inc.**...........................    1,540,555
                                                               -----------
           ELECTRIC UTILITIES (0.5%)
   7,000   Consolidated Edison, Inc..........................      299,740
                                                               -----------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS (0.2%)
   3,200   Canon, Inc. (ADR) (Japan).........................      117,920
                                                               -----------
           ELECTRONICS/ APPLIANCES (0.5%)
   7,800   Eastman Kodak Co..................................      273,312
                                                               -----------
           FINANCE/RENTAL/ LEASING (2.1%)
   2,100   Countrywide Financial Corp........................      108,465
  13,500   Freddie Mac.......................................      797,175
   3,100   SLM Corp..........................................      321,966
                                                               -----------
                                                                 1,227,606
                                                               -----------
           FINANCIAL CONGLOMERATES (2.1%)
  33,600   Citigroup, Inc.**.................................    1,182,384
                                                               -----------
           FINANCIAL PUBLISHING/ SERVICES (0.1%)
   1,800   Moody's Corp......................................       74,322
                                                               -----------
           FOOD RETAIL (0.7%)
   7,100   Whole Foods Market, Inc.*.........................      374,383
                                                               -----------
           FOOD: MAJOR DIVERSIFIED (1.0%)
   4,900   Kraft Foods Inc. (Class A)........................      190,757
   5,600   PepsiCo, Inc......................................      236,432
   2,400   Unilever N.V. (ADR) (Netherlands).................      148,104
                                                               -----------
                                                                   575,293
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           FOOD: MEAT/FISH/DAIRY (1.0%)
   7,000   Dean Foods Co.*...................................  $   259,700
   4,600   Dreyer's Grand Ice Cream, Inc.....................      326,416
                                                               -----------
                                                                   586,116
                                                               -----------
           HOME FURNISHINGS (0.2%)
   4,400   Newell Rubbermaid, Inc............................      133,452
                                                               -----------
           HOSPITAL/NURSING MANAGEMENT (1.3%)
  17,300   HCA Inc...........................................      717,950
                                                               -----------
           HOUSEHOLD/PERSONAL CARE (2.6%)
   5,500   Avon Products, Inc.*..............................      296,285
   2,800   Clorox Co. (The)..................................      115,500
   7,000   International Flavors & Fragrances, Inc...........      245,700
  10,000   Procter & Gamble Co. (The)........................      859,400
                                                               -----------
                                                                 1,516,885
                                                               -----------
           INDUSTRIAL CONGLOMERATES (2.1%)
   3,200   3M Co.............................................      394,560
  34,100   General Electric Co...............................      830,335
                                                               -----------
                                                                 1,224,895
                                                               -----------
           INDUSTRIAL MACHINERY (0.5%)
   2,200   Illinois Tool Works Inc...........................      142,692
   2,500   Parker-Hannifin Corp..............................      115,325
                                                               -----------
                                                                   258,017
                                                               -----------
           INDUSTRIAL SPECIALTIES (0.3%)
   3,500   Ecolab, Inc.......................................      173,250
                                                               -----------
           INFORMATION TECHNOLOGY SERVICES (1.8%)
   4,500   Anteon International Corp.*.......................      108,000
   2,100   Infosys Technologies Ltd. (ADR) (India)...........      146,055
   6,300   International Business Machines Corp..............      488,250
  11,300   J.D. Edwards & Co.*...............................      127,464
   6,200   PeopleSoft, Inc.*.................................      113,460
   1,900   Wipro Ltd. (ADR) (India)..........................       63,650
                                                               -----------
                                                                 1,046,879
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Aggressive Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           INSURANCE BROKERS/ SERVICES (0.3%)
   5,200   Willis Group Holdings Ltd.*.......................  $   149,084
                                                               -----------
           INTEGRATED OIL (1.1%)
  17,900   Exxon Mobil Corp..................................      625,426
                                                               -----------
           INTERNET RETAIL (0.3%)
  10,300   Amazon.com, Inc.*.................................      194,567
                                                               -----------
           INTERNET SOFTWARE/ SERVICES (0.7%)
  27,000   BEA Systems, Inc.*................................      309,690
   6,800   Yahoo! Inc.*......................................      111,180
                                                               -----------
                                                                   420,870
                                                               -----------
           INVESTMENT BANKS/ BROKERS (1.6%)
   2,900   Bear Stearns Companies, Inc. (The)................      172,260
     900   Goldman Sachs Group, Inc. (The)...................       61,290
  11,000   Lehman Brothers Holdings, Inc.....................      586,190
   3,000   Merrill Lynch & Co., Inc..........................      113,850
                                                               -----------
                                                                   933,590
                                                               -----------
           LIFE/HEALTH INSURANCE (0.3%)
   6,400   AFLAC, Inc........................................      192,768
                                                               -----------
           MAJOR BANKS (4.2%)
  11,700   Bank of America Corp..............................      813,969
  22,100   Bank One Corp.....................................      807,755
  16,800   Wells Fargo & Co..................................      787,416
                                                               -----------
                                                                 2,409,140
                                                               -----------
           MAJOR TELECOMMUNICATIONS (3.5%)
   5,340   AT&T Corp.........................................      139,427
  14,000   France Telecom S.A. (ADR) (France)................      248,780
  23,400   SBC Communications, Inc...........................      634,374
   7,200   Telefonos de Mexico S.A. (Series L) (ADR)
            (Mexico).........................................      230,256
  19,400   Verizon Communications Inc........................      751,750
                                                               -----------
                                                                 2,004,587
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           MANAGED HEALTH CARE (1.6%)
   9,000   Mid Atlantic Medical Services, Inc.*..............  $   291,600
   7,500   UnitedHealth Group Inc............................      626,250
                                                               -----------
                                                                   917,850
                                                               -----------
           MEDIA CONGLOMERATES (2.0%)
  17,200   AOL Time Warner Inc.*.............................      225,320
   8,700   News Corporation Ltd. (The) (ADR) (Australia).....      228,375
  17,000   Viacom, Inc. (Class B) (Non-Voting)*..............      692,920
                                                               -----------
                                                                 1,146,615
                                                               -----------
           MEDICAL SPECIALTIES (3.6%)
   5,700   Biomet, Inc.......................................      163,362
   9,500   Boston Scientific Corp.*..........................      403,940
  13,900   Medtronic, Inc....................................      633,840
  15,300   Varian Medical Systems, Inc.*.....................      758,880
   2,400   Zimmer Holdings, Inc.*............................       99,648
                                                               -----------
                                                                 2,059,670
                                                               -----------
           MISCELLANEOUS MANUFACTURING (0.2%)
   1,700   Danaher Corp......................................      111,690
                                                               -----------
           MOVIES/ENTERTAINMENT (0.4%)
   9,500   Fox Entertainment Group, Inc. (Class A)*..........      246,335
                                                               -----------
           MULTI-LINE INSURANCE (1.7%)
  12,600   American International Group, Inc.................      728,910
   7,000   Safeco Corp.......................................      242,690
                                                               -----------
                                                                   971,600
                                                               -----------
           OFFICE EQUIPMENT/ SUPPLIES (0.2%)
   1,900   Avery Dennison Corp...............................      116,052
                                                               -----------
           OIL & GAS PRODUCTION (2.1%)
   5,400   Anadarko Petroleum Corp...........................      258,660
   7,100   Apache Corp.......................................      404,629
   6,100   Devon Energy Corp.................................      279,990
   6,700   Pogo Producing Co.................................      249,575
                                                               -----------
                                                                 1,192,854
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Aggressive Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           OIL REFINING/MARKETING (0.3%)
   4,000   Valero Energy Corp................................  $   147,760
                                                               -----------
           OILFIELD SERVICES/ EQUIPMENT (0.6%)
   2,600   Schlumberger Ltd..................................      109,434
   3,100   Smith International, Inc.*........................      101,122
   3,100   Weatherford International Ltd.*...................      123,783
                                                               -----------
                                                                   334,339
                                                               -----------
           OTHER CONSUMER SERVICES (2.2%)
   7,100   Apollo Group, Inc. (Class A)*.....................      312,400
   5,600   Corinthian Colleges, Inc.*........................      212,016
   4,400   eBay, Inc.*.......................................      298,408
   9,600   Weight Watchers International, Inc.*..............      441,312
                                                               -----------
                                                                 1,264,136
                                                               -----------
           PACKAGED SOFTWARE (5.3%)
   8,300   Autodesk, Inc.....................................      118,690
   6,400   Intuit Inc.*......................................      300,288
   7,200   Mercury Interactive Corp.*........................      213,480
  31,700   Microsoft Corp.*..................................    1,638,890
  10,300   Network Associates, Inc.*.........................      165,727
   7,900   Oracle Corp.*.....................................       85,320
   9,000   SAP AG (ADR) (Germany)............................      175,500
   8,300   Symantec Corp.*...................................      335,735
                                                               -----------
                                                                 3,033,630
                                                               -----------
           PHARMACEUTICALS: MAJOR (5.0%)
   9,400   Abbott Laboratories...............................      376,000
   3,900   Lilly (Eli) & Co..................................      247,650
  58,100   Pfizer, Inc.......................................    1,776,117
  12,100   Wyeth.............................................      452,540
                                                               -----------
                                                                 2,852,307
                                                               -----------
           PHARMACEUTICALS: OTHER (0.6%)
   1,700   Forest Laboratories, Inc.*........................      166,974
   3,800   Teva Pharmaceutical Industries Ltd. (ADR)
            (Israel).........................................      146,718
                                                               -----------
                                                                   313,692
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           PRECIOUS METALS (3.9%)
   7,300   Freeport-McMoRan Copper & Gold, Inc.
            (Class B)*.......................................  $   122,494
  22,600   Gold Fields Ltd. (ADR) (South Africa).............      315,496
  42,800   Goldcorp Inc. (Canada)............................      544,416
   9,400   Meridian Gold Inc. (Canada)*......................      165,722
  38,200   Newmont Mining Corp...............................    1,108,946
                                                               -----------
                                                                 2,257,074
                                                               -----------
           PROPERTY - CASUALTY INSURERS (1.7%)
   7,500   Allstate Corp. (The) (Note 4).....................      277,425
     200   Berkshire Hathaway, Inc. (Class B)*...............      484,600
   2,900   XL Capital Ltd. (Class A) (Bermuda)...............      224,025
                                                               -----------
                                                                   986,050
                                                               -----------
           PUBLISHING: NEWSPAPERS (0.5%)
   1,700   Gannett Co., Inc..................................      122,060
   3,800   Tribune Co........................................      172,748
                                                               -----------
                                                                   294,808
                                                               -----------
           PULP & PAPER (0.3%)
   5,000   International Paper Co............................      174,850
                                                               -----------
           RECREATIONAL PRODUCTS (0.9%)
   3,400   Electronic Arts Inc.*.............................      169,218
   4,300   International Game Technology*....................      326,456
                                                               -----------
                                                                   495,674
                                                               -----------
           REGIONAL BANKS (0.3%)
   2,500   Fifth Third Bancorp...............................      146,375
                                                               -----------
           RESTAURANTS (0.9%)
   4,700   Applebee's International, Inc.....................      108,998
   4,900   Brinker International, Inc.*......................      158,025
   6,900   Cheesecake Factory, Inc. (The)*...................      249,435
                                                               -----------
                                                                   516,458
                                                               -----------
           SEMICONDUCTORS (1.9%)
   5,800   Linear Technology Corp............................      149,176

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Aggressive Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

   7,900   Maxim Integrated Products, Inc....................  $   261,016
   7,050   Microchip Technology Inc..........................      172,372
  24,900   STMicroelectronics N.V. (Netherlands).............      485,799
                                                               -----------
                                                                 1,068,363
                                                               -----------
           SPECIALTY STORES (0.8%)
   6,600   Bed Bath & Beyond Inc.*...........................      227,898
   4,600   Claire's Stores, Inc..............................      101,522
   6,500   Staples, Inc.*....................................      118,950
                                                               -----------
                                                                   448,370
                                                               -----------
           TELECOMMUNICATION EQUIPMENT (1.2%)
   5,900   Inter-Tel, Inc....................................      123,369
  21,900   Nokia Corp. (ADR) (Finland).......................      339,450
   5,500   QUALCOMM Inc.*....................................      200,145
                                                               -----------
                                                                   662,964
                                                               -----------
           TELECOMMUNICATIONS (0.1%)
   4,400   Nextel Communications, Inc. (Class A)*............       50,820
                                                               -----------
           TRUCKS/CONSTRUCTION/FARM MACHINERY (0.9%)
  14,000   AGCO Corp.*.......................................      309,400
   4,700   Deere & Co........................................      215,495
                                                               -----------
                                                                   524,895
                                                               -----------
           WIRELESS TELECOMMUNICATIONS (1.3%)
  40,400   Vodafone Group PLC (ADR) (United Kingdom).........      732,048
                                                               -----------
           TOTAL COMMON STOCKS
            (COST $53,446,222)...............................   51,880,193
                                                               -----------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                        VALUE

--------------------------------------------------------------------------

           SHORT-TERM INVESTMENTS (9.6%)
           U.S. GOVERNMENT AGENCY (a) (9.3%)
 $ 5,300   Federal National Mortgage Assoc. 0.75% due
            01/02/03
            (COST $5,299,890)................................  $ 5,299,890
                                                               -----------
           REPURCHASE AGREEMENT (0.3%)
     175   The Bank of New York 0.563% due 01/02/03 (dated
            12/31/02; proceeds $174,776) (b)
            (COST $174,771)..................................      174,771
                                                               -----------
           TOTAL SHORT-TERM INVESTMENTS
            (COST $5,474,661)................................    5,474,661
                                                               -----------

  TOTAL INVESTMENTS
   (COST $58,920,883) (c)...........................   100.1%  57,354,854
  LIABILITIES IN EXCESS OF OTHER ASSETS.............    (0.1)     (55,475)
                                                      ------  -----------
  NET ASSETS........................................   100.0% $57,299,379
                                                      ======  ===========

---------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
  *   NON-INCOME PRODUCING SECURITY.
 ** A PORTION OF THIS SECURITY IS SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS.

 (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) COLLATERALIZED BY FEDERAL NATIONAL MORTGAGE ASSOCIATION ADJUSTABLE RATE MORTGAGE 5.515% DUE 12/01/31 VALUED AT $178,266.
 (c) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $1,513,552 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $3,079,581, RESULTING IN NET UNREALIZED DEPRECIATION OF $1,566,029.

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2002:
NUMBER OF                   DESCRIPTION, DELIVERY       UNDERLYING FACE    UNREALIZED
CONTRACTS   LONG/SHORT         MONTH, AND YEAR          AMOUNT AT VALUE   DEPRECIATION

----------------------------------------------------------------------------------------

    3         Short     S&P 500 Index March/2003           $(659,175)        $(2,648)

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Information
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

NUMBER OF
 SHARES                                                          VALUE

-------------------------------------------------------------------------

           COMMON STOCKS (93.6%)
           ADVERTISING/MARKETING SERVICES (1.1%)
   2,500   Getty Images, Inc.*...............................  $   76,375
                                                               ----------
           AEROSPACE & DEFENSE (0.8%)
   1,000   Lockheed Martin Corp..............................      57,750
                                                               ----------
           BIOTECHNOLOGY (1.9%)
   2,000   Affymetrix, Inc.*.................................      45,780
   1,000   Amgen Inc.*.......................................      48,340
   1,000   Biogen, Inc.*.....................................      40,060
                                                               ----------
                                                                  134,180
                                                               ----------
           BROADCASTING (1.5%)
   2,000   Cumulus Media, Inc. (Class A)*....................      29,740
   1,700   Emmis Communications Corp. (Class A)*.............      35,411
     900   Entercom Communications Corp.*....................      42,228
                                                               ----------
                                                                  107,379
                                                               ----------
           CABLE/SATELLITE TV (1.1%)
   2,700   Cox Communications, Inc. (Class A)*...............      76,680
                                                               ----------
           COMPUTER COMMUNICATIONS (5.4%)
   3,100   Brocade Communications Systems, Inc.*.............      12,834
  23,000   Cisco Systems, Inc.*..............................     301,300
   2,000   Emulex Corp.*.....................................      37,100
   3,100   Foundry Networks, Inc.*...........................      21,824
   1,200   Juniper Networks, Inc.*...........................       8,160
                                                               ----------
                                                                  381,218
                                                               ----------
           COMPUTER PERIPHERALS (1.1%)
   3,100   EMC Corp.*........................................      19,034
   3,000   Maxtor Corp.*.....................................      15,180
   4,000   Network Appliance, Inc.*..........................      40,000
                                                               ----------
                                                                   74,214
                                                               ----------
           COMPUTER PROCESSING HARDWARE (6.0%)
   8,700   Dell Computer Corp.*..............................     232,638

NUMBER OF
 SHARES                                                          VALUE

-------------------------------------------------------------------------

  10,000   Hewlett-Packard Co................................  $  173,600
   5,000   Sun Microsystems, Inc.*...........................      15,550
                                                               ----------
                                                                  421,788
                                                               ----------
           DATA PROCESSING SERVICES (3.7%)
   5,000   Affiliated Computer Services, Inc. (Class A)*.....     263,250
                                                               ----------
           ELECTRONIC COMPONENTS (3.2%)
   2,000   Amphenol Corp. (Class A)*.........................      76,000
   5,000   Flextronics International, Ltd. (Singapore)*......      40,950
   1,000   QLogic Corp.*.....................................      34,510
   1,000   SanDisk Corp.*....................................      20,300
  12,000   Sanmina-SCI Corp.*................................      53,880
                                                               ----------
                                                                  225,640
                                                               ----------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS (0.4%)
  10,000   Toshiba Corp. (Japan)*............................      31,319
                                                               ----------
           ELECTRONIC PRODUCTION EQUIPMENT (3.9%)
   3,000   Advantest Corp. (ADR) (Japan).....................      32,190
   6,000   Applied Materials, Inc.*..........................      78,180
   4,000   ASML Holding NV (Netherlands)*....................      33,440
   1,000   Cymer, Inc.*......................................      32,250
   2,000   KLA-Tencor Corp.*.................................      70,740
   1,000   Novellus Systems, Inc.*...........................      28,080
                                                               ----------
                                                                  274,880
                                                               ----------
           ELECTRONICS/APPLIANCES (0.4%)
     700   Sony Corp. (ADR) (Japan)..........................      28,917
                                                               ----------
           FINANCIAL PUBLISHING/ SERVICES (4.0%)
  12,000   SunGard Data Systems Inc.*........................     282,720
                                                               ----------
           INFORMATION TECHNOLOGY SERVICES (8.2%)
   2,600   Accenture Ltd. (Class A) (Bermuda)*...............      46,774
   9,000   Anteon International Corp.*.......................     216,000
   3,700   BearingPoint, Inc.................................      25,530

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Information
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                          VALUE

-------------------------------------------------------------------------

   8,000   Citrix Systems, Inc.*.............................  $   98,560
   3,400   PeopleSoft, Inc.*.................................      62,220
   2,500   SRA International, Inc. (Class A).................      67,725
   3,000   Veridian Corp.*...................................      64,020
                                                               ----------
                                                                  580,829
                                                               ----------
           INTERNET SOFTWARE/ SERVICES (5.8%)
   6,200   BEA Systems, Inc.*................................      71,114
  20,000   Netease.com Inc. (ADR) (China)*...................     229,000
   1,900   Siebel Systems, Inc.*.............................      14,212
  15,000   SINA.com (Hong Kong)*.............................      97,500
                                                               ----------
                                                                  411,826
                                                               ----------
           OILFIELD SERVICES/ EQUIPMENT (0.5%)
     900   Schlumberger Ltd..................................      37,881
                                                               ----------
           PACKAGED SOFTWARE (19.6%)
   2,000   Autodesk, Inc.....................................      28,600
   3,100   Manugistics Group, Inc.*..........................       7,440
   3,700   Mercury Interactive Corp.*........................     109,705
  14,100   Microsoft Corp.*..................................     728,970
  10,600   Network Associates, Inc.*.........................     170,554
   9,300   Oracle Corp.*.....................................     100,440
   1,500   Precise Software Solutions Ltd.*..................      24,765
   6,200   Red Hat, Inc.*....................................      36,642
   3,500   SAP AG (ADR) (Germany)............................      68,250
   1,500   Symantec Corp.*...................................      60,675
   3,000   VERITAS Software Corp.*...........................      46,860
                                                               ----------
                                                                1,382,901
                                                               ----------
           RECREATIONAL PRODUCTS (3.8%)
   2,500   Electronic Arts Inc.*.............................     124,425
   1,000   Leapfrog Enterprises, Inc.........................      25,150
   5,000   Take-Two Interactive Software, Inc.*..............     117,450
                                                               ----------
                                                                  267,025
                                                               ----------

NUMBER OF
 SHARES                                                          VALUE

-------------------------------------------------------------------------

           SEMICONDUCTORS (15.3%)
   3,250   02Micro International Ltd. (Cayman Islands)*......  $   31,684
   5,000   Advanced Micro Devices, Inc.*.....................      32,300
  18,000   Intel Corp........................................     280,260
   3,000   Intergrated Circuit Systems, Inc.*................      54,750
   4,000   Intersil Corp. (Class A)*.........................      55,760
   4,000   Linear Technology Corp............................     102,880
   6,000   Marvell Technology Group Ltd. (Bermuda)*..........     113,160
   3,000   Maxim Integrated Products, Inc....................      99,120
   6,000   Microchip Technology Inc..........................     146,700
     300   Micron Technology, Inc.*..........................       2,922
   5,500   Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)
            (Taiwan)*........................................      38,775
   4,400   Texas Instruments, Inc............................      66,044
   2,800   Xilinx, Inc.*.....................................      57,680
                                                               ----------
                                                                1,082,035
                                                               ----------
           TELECOMMUNICATION EQUIPMENT (4.6%)
   2,500   Advanced Fibre Communications, Inc.*..............      41,700
   3,000   Nokia Corp. (ADR) (Finland).......................      46,500
   6,500   QUALCOMM Inc.*....................................     236,535
                                                               ----------
                                                                  324,735
                                                               ----------
           TELECOMMUNICATIONS (1.3%)
  16,000   AT&T Wireless Services Inc.*......................      90,400
                                                               ----------
           TOTAL COMMON STOCKS
            (COST $7,468,363)................................   6,613,942
                                                               ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Information
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                        VALUE

-------------------------------------------------------------------------

           SHORT-TERM INVESTMENT (a) (6.5%)
           U.S. GOVERNMENT AGENCY
 $   460   Federal National Mortgage Assoc. 0.75% due
            01/02/03
            (COST $459,990)..................................  $  459,990
                                                               ----------

  TOTAL INVESTMENTS
   (COST $7,928,353) (b)............................   100.1%  7,073,932
  LIABILITIES IN EXCESS OF OTHER ASSETS.............    (0.1)     (5,808)
                                                      ------  ----------
  NET ASSETS........................................   100.0% $7,068,124
                                                      ======  ==========

---------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $8,639,529. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $333,763 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,899,360, RESULTING IN NET UNREALIZED DEPRECIATION OF $1,565,597.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           COMMON STOCKS (64.4%)
           AEROSPACE & DEFENSE (1.6%)
 229,000   Raytheon Co.......................................  $  7,041,750
                                                               ------------
           AGRICULTURAL COMMODITIES/MILLING (0.4%)
 150,000   Archer-Daniels-Midland Co.........................     1,860,000
                                                               ------------
           APPAREL/FOOTWEAR RETAIL (1.3%)
 350,000   Gap, Inc. (The)...................................     5,432,000
                                                               ------------
           BIOTECHNOLOGY (2.1%)
 250,000   Celgene Corp.*....................................     5,367,500
  61,000   Cephalon, Inc.*...................................     2,968,748
  15,000   Gilead Sciences, Inc.*............................       510,000
  11,000   IDEC Pharmaceuticals Corp.*.......................       364,870
                                                               ------------
                                                                  9,211,118
                                                               ------------
           CHEMICALS: MAJOR DIVERSIFIED (1.1%)
 152,000   Dow Chemical Co. (The)............................     4,514,400
                                                               ------------
           COMPUTER COMMUNICATIONS (0.9%)
 300,000   Cisco Systems, Inc.*..............................     3,930,000
                                                               ------------
           COMPUTER PROCESSING HARDWARE (2.2%)
 230,000   Apple Computer, Inc.*.............................     3,295,900
 234,000   Dell Computer Corp.*..............................     6,257,160
                                                               ------------
                                                                  9,553,060
                                                               ------------
           CONTRACT DRILLING (0.5%)
 102,000   Diamond Offshore Drilling, Inc....................     2,228,700
                                                               ------------
           DISCOUNT STORES (1.1%)
 169,000   Costco Wholesale Corp.*...........................     4,742,140
                                                               ------------
           ELECTRONIC COMPONENTS (0.5%)
 250,000   Flextronics International, Ltd. (Singapore)*......     2,047,500
                                                               ------------
           ELECTRONIC PRODUCTION EQUIPMENT (0.9%)
 287,000   Applied Materials, Inc.*..........................     3,739,610
                                                               ------------
           ELECTRONICS/APPLIANCES (0.7%)
  77,000   Sony Corp. (ADR) (Japan)..........................     3,180,870
                                                               ------------
           ENVIRONMENTAL SERVICES (2.9%)
 150,000   Waste Connections, Inc.*..........................     5,791,500
 300,000   Waste Management, Inc.............................     6,876,000
                                                               ------------
                                                                 12,667,500
                                                               ------------
           FINANCIAL CONGLOMERATES (3.9%)
 175,000   American Express Co...............................     6,186,250

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

 175,000   Citigroup, Inc....................................  $  6,158,250
 191,000   J.P. Morgan Chase & Co............................     4,584,000
                                                               ------------
                                                                 16,928,500
                                                               ------------
           FINANCIAL PUBLISHING/SERVICES (0.4%)
  90,000   eSPEED, Inc (Class A)*............................     1,524,690
                                                               ------------
           FOOD RETAIL (1.7%)
 135,000   Whole Foods Market, Inc.*.........................     7,118,550
                                                               ------------
           FOOD: MAJOR DIVERSIFIED (2.7%)
 335,000   Kellogg Co........................................    11,480,450
                                                               ------------
           FOOD: MEAT/FISH/DAIRY (1.4%)
 165,450   Dean Foods Co.*...................................     6,138,195
                                                               ------------
           INFORMATION TECHNOLOGY SERVICES (1.5%)
  82,000   International Business Machines Corp..............     6,355,000
                                                               ------------
           INTEGRATED OIL (1.7%)
 150,000   ConocoPhillips....................................     7,258,500
                                                               ------------
           INTERNET RETAIL (1.3%)
 300,000   Amazon.com, Inc.*.................................     5,667,000
                                                               ------------
           MAJOR BANKS (1.9%)
  61,000   Bank of America Corp..............................     4,243,770
  84,000   Wells Fargo & Co..................................     3,937,080
                                                               ------------
                                                                  8,180,850
                                                               ------------
           MANAGED HEALTH CARE (2.5%)
 100,000   Oxford Health Plans, Inc.*........................     3,645,000
  99,000   WellPoint Health Networks, Inc.*..................     7,044,840
                                                               ------------
                                                                 10,689,840
                                                               ------------
           MEDIA CONGLOMERATES (1.2%)
 135,800   AOL Time Warner Inc.*.............................     1,778,980
 217,000   Disney (Walt) Co. (The)...........................     3,539,270
                                                               ------------
                                                                  5,318,250
                                                               ------------
           MEDICAL SPECIALTIES (1.8%)
 113,000   Applera Corp. - Applied Biosystems Group..........     1,982,020
 100,000   Bard (C.R.), Inc..................................     5,800,000
                                                               ------------
                                                                  7,782,020
                                                               ------------
           MOTOR VEHICLES (0.6%)
 135,000   Honda Motor Co., Ltd. (ADR) (Japan)...............     2,438,100
                                                               ------------
           MULTI-LINE INSURANCE (1.4%)
 105,000   American International Group, Inc.................     6,074,250
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           OIL & GAS PRODUCTION (2.1%)
  92,000   Burlington Resources, Inc.........................  $  3,923,800
 114,000   Kerr-McGee Corp...................................     5,050,200
                                                               ------------
                                                                  8,974,000
                                                               ------------
           OILFIELD SERVICES/EQUIPMENT (2.1%)
 272,000   Smith International, Inc.*........................     8,872,640
                                                               ------------
           OTHER METALS/MINERALS (1.0%)
 130,000   Phelps Dodge Corp.*...............................     4,114,500
                                                               ------------
           PACKAGED SOFTWARE (1.6%)
  78,500   Microsoft Corp.*..................................     4,058,450
 256,000   Oracle Corp.*.....................................     2,764,800
                                                               ------------
                                                                  6,823,250
                                                               ------------
           PHARMACEUTICALS: MAJOR (2.5%)
 100,000   Lilly (Eli) & Co..................................     6,350,000
  50,000   Schering-Plough Corp..............................     1,110,000
  90,000   Wyeth.............................................     3,366,000
                                                               ------------
                                                                 10,826,000
                                                               ------------
           PRECIOUS METALS (4.5%)
 388,100   Barrick Gold Corp. (Canada).......................     5,980,621
 258,000   Newmont Mining Corp...............................     7,489,740
 493,000   Placer Dome Inc. (Canada).........................     5,669,500
                                                               ------------
                                                                 19,139,861
                                                               ------------
           PROPERTY - CASUALTY INSURERS (3.3%)
 124,000   ACE Ltd. (Bermuda)................................     3,638,160
 150,000   Allstate Corp. (The) (Note 4).....................     5,548,500
 343,533   Travelers Property Casualty Corp. (Class B)*......     5,032,758
                                                               ------------
                                                                 14,219,418
                                                               ------------
           RAILROADS (1.6%)
 200,000   Burlington Northern Santa Fe Corp.................     5,202,000
  60,000   CSX Corp..........................................     1,698,600
                                                               ------------
                                                                  6,900,600
                                                               ------------
           SEMICONDUCTORS (1.0%)
 100,000   Intel Corp........................................     1,557,000
  23,000   Micron Technology, Inc.*..........................       224,020
 350,000   Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)
            (Taiwan)*........................................     2,467,500
                                                               ------------
                                                                  4,248,520
                                                               ------------
           SPECIALTY STORES (1.1%)
 139,600   Bed Bath & Beyond Inc.*...........................     4,820,388
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           STEEL (1.2%)
  50,000   Nucor Corp........................................  $  2,065,000
 250,000   United States Steel Corp..........................     3,280,000
                                                               ------------
                                                                  5,345,000
                                                               ------------
           TELECOMMUNICATION EQUIPMENT (1.3%)
 350,000   Nokia Corp. (ADR) (Finland).......................     5,425,000
                                                               ------------
           TOBACCO (0.9%)
  95,000   R. J. Reynolds Tobacco Holdings, Inc..............     4,000,450
                                                               ------------
           TOTAL COMMON STOCKS
            (COST $261,105,092)..............................   276,812,470
                                                               ------------

PRINCIPAL
AMOUNT IN                                                        COUPON       MATURITY
THOUSANDS                                                         RATE          DATE
---------                                                         ----          ----

             CORPORATE BONDS (6.4%)
             AEROSPACE & DEFENSE (0.3%)
$    205     Lockheed Martin Corp..............................  7.75 %       05/01/26        $   249,110
     325     Raytheon Co.......................................  6.15         11/01/08            350,619
     741     Systems 2001 Asset Trust - 144A**.................  6.664        09/15/13            798,597
                                                                                              -----------
                                                                                                1,398,326
                                                                                              -----------
             AIRLINES (0.3%)
     622     American West Airlines............................  7.10         04/02/21            641,681
     505     Continental Airlines, Inc.........................  6.90         01/02/18            442,248
     185     Southwest Airlines Co.............................  5.496        11/01/06            195,431
                                                                                              -----------
                                                                                                1,279,360
                                                                                              -----------
             BEVERAGES: NON-ALCOHOLIC (0.0%)
     115     PepsiAmericas Inc.................................  3.875        09/12/07            116,979
                                                                                              -----------
             BROADCASTING (0.1%)
     200     Clear Channel Communications, Inc.................  7.65         09/15/10            226,570
                                                                                              -----------
             BUILDING PRODUCTS (0.0%)
      90     Masco Corp........................................  6.50         08/15/32             92,517
                                                                                              -----------
             CABLE/SATELLITE TV (0.1%)
     185     Cox Communications, Inc...........................  7.125        10/01/12            205,486
     190     TCI Communications, Inc...........................  7.875        02/15/26            192,717
                                                                                              -----------
                                                                                                  398,203
                                                                                              -----------
             CHEMICALS: AGRICULTURAL (0.0%)
     190     Monsanto Co.......................................  7.375        08/15/12            204,837
                                                                                              -----------
             DEPARTMENT STORES (0.2%)
     325     Federated Department Stores, Inc..................  6.90         04/01/29            338,285

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON       MATURITY
THOUSANDS                                                        RATE           DATE            VALUE

---------------------------------------------------------------------------------------------------------

$    275     May Department Stores Co., Inc....................  5.95 %       11/01/08        $   297,494
      60     May Department Stores Co., Inc....................  6.70         09/15/28             61,126
                                                                                              -----------
                                                                                                  696,905
                                                                                              -----------
             DRUGSTORE CHAINS (0.1%)
     455     CVS Corp..........................................  5.625        03/15/06            488,651
                                                                                              -----------
             ELECTRIC UTILITIES (0.1%)
      90     Cincinnati Gas & Electric Co......................  5.70         09/15/12             92,254
     225     Constellation Energy Group, Inc...................  7.60         04/01/32            229,974
      55     Detroit Edison Co.................................  6.125        10/01/10             60,580
      90     Exelon Corp.......................................  6.75         05/01/11             98,514
      60     Florida Power & Light Co..........................  4.85         02/01/13             61,292
                                                                                              -----------
                                                                                                  542,614
                                                                                              -----------
             ELECTRICAL PRODUCTS (0.1%)
     215     Cooper Industries Inc. - 144A**...................  5.25         07/01/07            224,321
                                                                                              -----------
             FINANCE/RENTAL/LEASING (0.4%)
     840     American General Finance Corp.....................  5.875        07/14/06            904,222
     360     Ford Motor Credit Corp............................  7.375        10/28/09            356,710
     115     Hertz Corp........................................  7.625        06/01/12            109,771
     440     MBNA America Bank N.A.............................  6.50         06/20/06            465,552
                                                                                              -----------
                                                                                                1,836,255
                                                                                              -----------
             FINANCIAL CONGLOMERATES (1.0%)
     390     AXA Financial Inc.................................  6.50         04/01/08            417,262
      90     Boeing Capital Corp...............................  6.10         03/01/11             93,322
      50     Boeing Capital Corp...............................  5.80         01/15/13             50,640
      50     Boeing Capital Corp...............................  6.50         02/15/12             53,311
     360     Chase Manhattan Corp..............................  6.00         02/15/09            379,216
     420     Citigroup Inc.....................................  6.00         02/21/12            460,907
     215     Citigroup Inc.....................................  5.625        08/27/12            226,069
     500     General Electric Capital Corp.....................  6.75         03/15/32            552,795
     240     General Motors Acceptance Corp....................  6.875        09/15/11            239,342
     500     General Motors Acceptance Corp....................  8.00         11/01/31            502,722
     495     Prudential Holdings, LLC (Series B FSA) - 144A**..  7.245        12/18/23            564,815
     445     Prudential Holdings, LLC (Series B FSA) - 144A**..  8.695        12/18/23            514,909
                                                                                              -----------
                                                                                                4,055,310
                                                                                              -----------
             FOOD RETAIL (0.2%)
      25     Albertson's, Inc..................................  7.45         08/01/29             27,611
     180     Albertson's, Inc..................................  7.50         02/15/11            207,093
     535     Kroger Co.........................................  6.80         04/01/11            586,445

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON       MATURITY
THOUSANDS                                                        RATE           DATE            VALUE

---------------------------------------------------------------------------------------------------------

$     35     Kroger Co.........................................  7.70 %       06/01/29        $    40,021
     200     Safeway Inc.......................................  5.80         08/15/12            209,280
                                                                                              -----------
                                                                                                1,070,450
                                                                                              -----------
             FOREST PRODUCTS (0.1%)
     265     Weyerhaeuser Co. - 144A**.........................  6.75         03/15/12            288,940
                                                                                              -----------
             GAS DISTRIBUTORS (0.1%)
     170     Consolidated Natural Gas Co.......................  6.25         11/01/11            183,982
     135     Ras Laffan Liquid Natural Gas Co. Ltd. - 144A**
              (Qatar)..........................................  8.294        03/15/14            146,381
     124     Ras Laffan Liquid Natural Gas Co. Ltd. - 144A**
              (Qatar)..........................................  7.628        09/15/06            130,287
                                                                                              -----------
                                                                                                  460,650
                                                                                              -----------
             HOME BUILDING (0.0%)
     140     Centex Corp.......................................  7.875        02/01/11            157,733
                                                                                              -----------
             HOME FURNISHINGS (0.0%)
     115     Mohawk Industries Inc.............................  7.20         04/15/12            129,220
                                                                                              -----------
             HOME IMPROVEMENT CHAINS (0.1%)
     260     Lowe's Companies, Inc.............................  8.25         06/01/10            321,607
                                                                                              -----------
             HOSPITAL/NURSING MANAGEMENT (0.1%)
     600     Manor Care, Inc...................................  8.00         03/01/08            633,000
                                                                                              -----------
             HOTELS/RESORTS/CRUISELINES (0.2%)
     190     Hyatt Equities LLC - 144A**.......................  6.875        06/15/07            189,238
     595     Marriott International, Inc. (Series E)...........  7.00         01/15/08            667,454
                                                                                              -----------
                                                                                                  856,692
                                                                                              -----------
             INDUSTRIAL CONGLOMERATES (0.2%)
     320     Honeywell International, Inc......................  6.125        11/01/11            347,534
     390     United Technologies Corp..........................  6.10         05/15/12            436,059
                                                                                              -----------
                                                                                                  783,593
                                                                                              -----------
             INTEGRATED OIL (0.1%)
     285     Conoco Inc........................................  6.95         04/15/29            323,014
                                                                                              -----------
             INVESTMENT BANKS/BROKERS (0.1%)
     390     Goldman Sachs Group Inc...........................  6.875        01/15/11            435,334
     215     Goldman Sachs Group Inc...........................  6.60         01/15/12            237,574
                                                                                              -----------
                                                                                                  672,908
                                                                                              -----------
             LIFE/HEALTH INSURANCE (0.6%)
     400     American General Corp.............................  7.50         07/15/25            489,208
     550     John Hancock......................................  7.375        02/15/24            573,254
     500     Metropolitan Life Insurance Co....................  7.80         11/01/25            558,218
     185     Nationwide Mutual Insurance Co....................  7.50         02/15/24            185,007

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON       MATURITY
THOUSANDS                                                        RATE           DATE            VALUE

---------------------------------------------------------------------------------------------------------

$    350     Nationwide Mutual Insurance Co. - 144A**..........  8.25 %       12/01/31        $   367,972
     255     New England Mutual Life Insurance Co.
              (Series DTC).....................................  7.875        02/15/24            284,288
                                                                                              -----------
                                                                                                2,457,947
                                                                                              -----------
             MAJOR BANKS (0.1%)
     200     Bank One Corp.....................................  6.00         02/17/09            218,219
      45     Bank One Corp.....................................  7.625        10/15/26             54,271
                                                                                              -----------
                                                                                                  272,490
                                                                                              -----------
             MAJOR TELECOMMUNICATIONS (0.2%)
     145     ALLTEL Corp.......................................  7.00         07/01/12            167,106
     660     GTE Corp..........................................  6.94         04/15/28            692,508
                                                                                              -----------
                                                                                                  859,614
                                                                                              -----------
             MANAGED HEALTH CARE (0.2%)
     365     Aetna, Inc........................................  7.875        03/01/11            410,123
     135     Cigna Corp........................................  6.375        10/15/11            135,382
     150     Wellpoint Health Network, Inc.....................  6.375        06/15/06            163,636
                                                                                              -----------
                                                                                                  709,141
                                                                                              -----------
             MEDIA CONGLOMERATES (0.1%)
     445     News America Holdings, Inc........................  7.75         12/01/45            437,338
                                                                                              -----------
             MOTOR VEHICLES (0.2%)
     335     DaimlerChrysler North American Holdings Co........  8.50         01/18/31            412,290
     675     Ford Motor Co.....................................  7.45         07/16/31            587,162
                                                                                              -----------
                                                                                                  999,452
                                                                                              -----------
             MULTI-LINE INSURANCE (0.3%)
   1,065     Farmers Exchange Capital - 144A**.................  7.05         07/15/28            697,091
     380     Hartford Financial Services Group, Inc............  7.90         06/15/10            432,006
                                                                                              -----------
                                                                                                1,129,097
                                                                                              -----------
             OIL & GAS PRODUCTION (0.1%)
      90     PEMEX Master Trust - 144A**.......................  8.625        02/01/22             94,950
     110     PEMEX Project Funding Master Trust................  9.125        10/13/10            125,950
                                                                                              -----------
                                                                                                  220,900
                                                                                              -----------
             OTHER METALS/MINERALS (0.0%)
     135     Inco Ltd..........................................  7.20         09/15/32            133,515
                                                                                              -----------
             PROPERTY - CASUALTY INSURERS (0.1%)
     460     Florida Windstorm Underwrting Assoc. - 144A**.....  7.125        02/25/19            524,798
                                                                                              -----------
             PULP & PAPER (0.1%)
     130     International Paper Co. - 144A**..................  5.85         10/30/12            136,115

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON       MATURITY
THOUSANDS                                                        RATE           DATE            VALUE

---------------------------------------------------------------------------------------------------------

$    160     MeadWestVaco Corp.................................  6.85 %       04/01/12        $   177,541
     100     Sappi Papier Holding AG - 144A** (Austria)........  6.75         06/15/12            109,600
                                                                                              -----------
                                                                                                  423,256
                                                                                              -----------
             REAL ESTATE DEVELOPMENT (0.1%)
     206     World Financial PropertyTowers (Class B) -
              144A**...........................................  6.91         09/01/13            219,910
                                                                                              -----------
             REAL ESTATE INVESTMENT TRUSTS (0.2%)
     260     EOP Operating L.P.................................  6.763        06/15/07            281,661
      50     Simon Property Group - 144A**.....................  6.35         08/28/12             52,143
     345     Simon Property Group L.P..........................  6.375        11/15/07            373,179
     180     Vornado Reality Trust.............................  5.625        06/15/07            183,408
                                                                                              -----------
                                                                                                  890,391
                                                                                              -----------
             SAVINGS BANKS (0.0%)
     165     Washington Mutual Bank............................  5.50         01/15/13            168,218
                                                                                              -----------
             SERVICES TO THE HEALTH INDUSTRY (0.1%)
     220     Anthem Insurance - 144A**.........................  9.125        04/01/10            264,066
     120     Anthem Insurance - 144A**.........................  9.00         04/01/27            144,764
                                                                                              -----------
                                                                                                  408,830
                                                                                              -----------
             TELECOMMUNICATIONS (0.0%)
      75     British Telecom PLC (United Kingdom)..............  8.875        12/15/30             95,618
                                                                                              -----------
             WIRELESS TELECOMMUNICATIONS (0.1%)
     225     Vodafone Group PLC................................  6.65         05/01/08            254,531
                                                                                              -----------
             TOTAL CORPORATE BONDS
              (COST $25,843,795)............................................................   27,463,701
                                                                                              -----------
             U.S. GOVERNMENT & AGENCY OBLIGATIONS (4.1%)
   2,075     Federal National Mortgage Assoc...................  6.625        11/15/30          2,434,303
   2,450     U.S. Treasury Bond................................  8.125        08/15/19          3,412,583
   3,100     U.S. Treasury Bond................................  8.125        08/15/21          4,362,525
     750     U.S. Treasury Note................................  6.50         02/15/10            896,484
   2,900     U.S. Treasury Note................................  6.625        05/15/07          3,385,071
   2,950     U.S. Treasury Note................................  7.875        11/15/04          3,294,206
                                                                                              -----------
             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
              (COST $16,521,634)............................................................   17,785,172
                                                                                              -----------
             U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES (9.0%)
   1,553     Federal Home Loan Mortgage Corp. PC Gold..........  7.50 -
                                                                  8.00   01/01/30 - 08/01/32    1,661,388
             Federal Home Loan Mortgage Corp.
   1,200     ..................................................  6.50             +             1,247,250
     525     ..................................................  7.50             +               557,976
       5     ..................................................  7.50         01/01/30              5,594

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON       MATURITY
THOUSANDS                                                        RATE           DATE            VALUE

---------------------------------------------------------------------------------------------------------

             Federal National Mortgage Assoc.
$  5,100     ..................................................  5.50%            +           $ 5,197,219
  10,900     ..................................................  6.50             +            11,328,313
   2,500     ..................................................  7.00             +             2,628,906
   8,234     ..................................................  7.50    08/01/29 - 07/01/32    8,742,699
   6,798     ..................................................  8.00    11/01/29 - 06/01/31    7,307,599
                                                                                              -----------
             TOTAL U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES
              (COST $38,185,172)............................................................   38,676,944
                                                                                              -----------
             ASSET-BACKED SECURITIES (2.6%)
             FINANCE/RENTAL/LEASING
     700     American Express Credit Assets....................  5.53         10/15/08            760,277
     569     BMW Vehicle Owner Trust 2002-A....................  2.83         12/25/04            572,107
     758     Capital Auto Receivables Asset Trust..............  2.89         04/15/04            761,294
     915     Chase Credit Card Master Trust....................  5.50         11/17/08            993,806
     494     Chase Manhattan Auto Owner Trust 2002-A...........  2.63         10/15/04            495,840
     800     Chase Manhattan Auto Owner Trust 2002-B...........  2.70         01/18/05            804,025
     600     Citibank Credit Issuance Trust....................  6.90         10/15/07            670,312
     547     Daimler Chrysler Auto Trust 2000-E................  6.11         11/08/04            555,381
     879     Daimler Chrysler Auto Trust 2002-E................  2.90         12/06/04            884,126
     276     Ford Credit Auto Owner Trust......................  6.74         06/15/04            279,857
     627     Ford Credit Auto Owner Trust 2001-B...............  5.12         10/15/04            635,752
     582     Ford Credit Auto Qwner Trust 2002-B...............  2.97         06/15/04            584,448
     542     Harley-Davidson Motorcycle Trust 2002-1...........  3.02         09/15/06            546,769
     390     Honda Auto Receivables Owner Trust 2002-1.........  2.55         04/15/04            391,328
     700     Honda Auto Receivables Owner Trust 2002-2.........  2.91         09/15/04            703,967
     100     MMCA Automobile Trust.............................  7.00         06/15/04            100,532
     515     National City Auto Receivables Trust 2002-A.......  3.00         01/15/05            516,921
     600     Nissan Auto Receivables Owner Trust...............  3.07         08/16/04            603,435
     156     Toyota Auto Receivables Owner Trust...............  6.76         08/15/04            158,024
                                                                                              -----------
             TOTAL ASSET-BACKED SECURITIES
              (COST $10,820,708)............................................................   11,018,201
                                                                                              -----------
             FOREIGN GOVERNMENT OBLIGATIONS (0.1%)
     300     United Mexican States Corp. (Mexico)..............  8.00         09/24/22            310,500
     135     United Mexican States Corp. (Mexico)..............  8.30         08/15/31            142,425
                                                                                              -----------
             TOTAL FOREIGN GOVERNMENT OBLIGATIONS
              (COST $430,659)...............................................................      452,925
                                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON       MATURITY
THOUSANDS                                                        RATE           DATE            VALUE

---------------------------------------------------------------------------------------------------------

             COLLATERALIZED MORTGAGE OBLIGATION (0.1%)
$    421     Federal National Mortgage Assoc. 2002-18 PG
              (COST $430,543)..................................  5.50%        06/25/08        $   427,520
                                                                                              -----------
             SHORT-TERM INVESTMENTS (a) (16.1%)
             U.S. GOVERNMENT & OBLIGATIONS AGENCY
  69,000     Federal National Mortgage Assoc...................  0.75         01/02/03         68,998,562
     100     U.S. Treasury Bill***.............................  1.72         01/16/03             99,929
     150     U.S. Treasury Bill***.............................  1.60         03/27/03            149,440
                                                                                              -----------
             TOTAL SHORT-TERM INVESTMENTS
              (COST $69,247,931)............................................................   69,247,931
                                                                                              -----------

            TOTAL INVESTMENTS
             (COST $422,585,534) (b)..........................  102.8%  441,884,864
            LIABILITIES IN EXCESS OF OTHER ASSETS.............   (2.8)  (11,980,048)
                                                                -----   -----------
            NET ASSETS........................................  100.0%  $429,904,816
                                                                =====   ===========

---------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 *** SOME OR ALL OF THESE SECURITIES HAVE BEEN SEGREGATED IN CONNECTION WITH SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS AND/OR OPEN FUTURES CONTRACTS.
 + SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS WITH AN APPROXIMATE PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE; THE ACTUAL PRINCIPAL AMOUNT AND MATURITY DATE WILL BE DETERMINED UPON SETTLEMENT.
 (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATES SHOWN HAVE BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $41,125,511 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $21,826,181, RESULTING IN NET UNREALIZED APPRECIATION OF $19,299,330.

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2002:
NUMBER OF                       DESCRIPTION, DELIVERY           UNDERLYING FACE    UNREALIZED
CONTRACTS   LONG/SHORT             MONTH, AND YEAR              AMOUNT AT VALUE   DEPRECIATION

------------------------------------------------------------------------------------------------

    11        Short     U.S. Treasury Note 5 Year, March 2003     $(1,245,750)      $ (25,924)
     7        Short     U.S. Treasury Note 2 Year, March 2003      (1,506,313)        (16,137)
    21        Short     U.S. Treasury Note 10 Year, March 2003     (2,415,984)        (76,283)
     4        Short     U.S. Treasury Bond 30 Year, March 2003       (450,750)        (11,383)
                                                                                    ---------
      Total unrealized depreciation............................................     $(129,727)
                                                                                    =========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

                                              MONEY          LIMITED      QUALITY INCOME       HIGH
                                              MARKET         DURATION          PLUS           YIELD
                                          --------------  --------------  --------------  --------------
ASSETS:
Investments in securities, at value*....  $ 569,078,516   $ 147,816,819   $ 534,382,285   $  55,265,807
Cash....................................          8,897          54,892           1,714        --
Receivable for:
  Investments sold......................       --              --            13,049,848        --
  Shares of beneficial interest sold....      1,000,911         166,086          89,406           9,124
  Dividends.............................       --              --              --              --
  Interest..............................        107,825       1,240,727       7,543,577       1,153,518
  Foreign withholding taxes reclaimed...       --              --              --              --
  Variation margin......................       --                15,938         218,280        --
Prepaid expenses and other assets.......          2,377             437           4,782           1,620
                                          -------------   -------------   -------------   -------------
    TOTAL ASSETS........................    570,198,526     149,294,899     555,289,892      56,430,069
                                          -------------   -------------   -------------   -------------
LIABILITIES:
Payable for:
  Investments purchased.................       --             2,910,181      28,819,959        --
  Shares of beneficial interest
   redeemed.............................      3,543,225          17,871         209,492          35,684
  Distribution fee (Class Y shares).....         29,149          15,524          21,797           2,287
  Investment management fee.............        247,742          56,674         227,356          24,569
Unrealized depreciation on open forward
 foreign currency contracts.............       --              --              --              --
Accrued expenses and other payables.....         55,015          18,960          64,284          68,082
                                          -------------   -------------   -------------   -------------
    TOTAL LIABILITIES...................      3,875,131       3,019,210      29,342,888         130,622
                                          -------------   -------------   -------------   -------------
    NET ASSETS..........................  $ 566,323,395   $ 146,275,689   $ 525,947,004   $  56,299,447
                                          =============   =============   =============   =============
COMPOSITION OF NET ASSETS:
Paid-in-capital.........................  $ 566,323,188   $ 145,544,257   $ 542,880,755   $ 390,812,717
Accumulated undistributed net investment
 income (loss)..........................            207        (546,264)       (719,143)      1,420,806
Accumulated net realized loss...........       --              (465,807)    (45,000,369)   (178,678,908)
Net unrealized
 appreciation/(depreciation)............       --             1,743,503      28,785,761    (157,255,168)
                                          -------------   -------------   -------------   -------------
    NET ASSETS..........................  $ 566,323,395   $ 146,275,689   $ 525,947,004   $  56,299,447
                                          =============   =============   =============   =============
    *COST...............................  $ 569,078,516   $ 145,765,893   $ 503,875,860   $ 212,520,975
                                          =============   =============   =============   =============
CLASS X SHARES:
Net Assets..............................  $ 432,817,164   $  73,475,997   $ 423,685,097   $  45,502,823
Shares Outstanding (UNLIMITED AUTHORIZED
 SHARES OF
 $.01 PAR VALUE)........................    432,817,067       7,221,743      40,447,358      44,318,193
    NET ASSET VALUE PER SHARE...........  $        1.00   $       10.17   $       10.47   $        1.03
                                          =============   =============   =============   =============
CLASS Y SHARES:
Net Assets..............................  $ 133,506,231   $  72,799,692   $ 102,261,907   $  10,796,624
Shares Outstanding (UNLIMITED AUTHORIZED
 SHARES OF
 $.01 PAR VALUE)........................    133,506,121       7,162,141       9,774,073      10,506,556
    NET ASSET VALUE PER SHARE...........  $        1.00   $       10.16   $       10.46   $        1.03
                                          =============   =============   =============   =============

---------------------

 **   INCLUDES FOREIGN CASH OF $2,443, $16,498 AND $89,827, RESPECTIVELY.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                                              GLOBAL
                                                              INCOME         DIVIDEND        DIVIDEND        EUROPEAN
                                            UTILITIES        BUILDER          GROWTH          GROWTH          GROWTH
                                          --------------  --------------  --------------  --------------  --------------
ASSETS:
Investments in securities, at value*....  $ 210,036,997   $  62,917,459   $  890,068,386  $ 221,171,741   $ 214,475,281
Cash....................................         48,469          87,872         --              160,489**        64,531**
Receivable for:
  Investments sold......................       --              --               --             --                15,789
  Shares of beneficial interest sold....         15,767          11,860          186,138         52,276          41,904
  Dividends.............................        371,822          75,246        1,624,229        418,558         194,733
  Interest..............................        219,984         417,330         --             --              --
  Foreign withholding taxes reclaimed...       --              --               --              658,865         920,188
  Variation margin......................       --              --               --             --              --
Prepaid expenses and other assets.......          2,926             855           10,241          3,206           3,609
                                          -------------   -------------   --------------  -------------   -------------
    TOTAL ASSETS........................    210,695,965      63,510,622      891,888,994    222,465,135     215,716,035
                                          -------------   -------------   --------------  -------------   -------------
LIABILITIES:
Payable for:
  Investments purchased.................       --              --               --               82,246        --
  Shares of beneficial interest
   redeemed.............................        427,394           9,184          543,740        166,535         164,724
  Distribution fee (Class Y shares).....          4,353           3,018           15,665          4,559           4,910
  Investment management fee.............        118,131          41,909          454,297        148,512         182,675
Unrealized depreciation on open forward
 foreign currency contracts.............       --              --               --             --                   381
Accrued expenses and other payables.....         52,952          21,673           96,228         59,593          77,790
                                          -------------   -------------   --------------  -------------   -------------
    TOTAL LIABILITIES...................        602,830          75,784        1,109,930        461,445         430,480
                                          -------------   -------------   --------------  -------------   -------------
    NET ASSETS..........................  $ 210,093,135   $  63,434,838   $  890,779,064  $ 222,003,690   $ 215,285,555
                                          =============   =============   ==============  =============   =============
COMPOSITION OF NET ASSETS:
Paid-in-capital.........................  $ 221,883,320   $  77,538,467   $1,350,748,441  $ 264,744,444   $ 300,019,244
Accumulated undistributed net investment
 income (loss)..........................        (33,006)         25,827          174,886      4,129,869       1,834,488
Accumulated net realized loss...........    (45,292,412)    (12,179,850)    (466,367,654)   (20,440,550)    (90,073,703)
Net unrealized
 appreciation/(depreciation)............     33,535,233      (1,949,606)       6,223,391    (26,430,073)      3,505,526
                                          -------------   -------------   --------------  -------------   -------------
    NET ASSETS..........................  $ 210,093,135   $  63,434,838   $  890,779,064  $ 222,003,690   $ 215,285,555
                                          =============   =============   ==============  =============   =============
    *COST...............................  $ 176,501,764   $  64,867,065   $  883,844,995  $ 247,694,861   $ 211,073,602
                                          =============   =============   ==============  =============   =============
CLASS X SHARES:
Net Assets..............................  $ 189,935,782   $  49,505,079   $  819,934,893  $ 201,022,327   $ 193,152,619
Shares Outstanding (UNLIMITED AUTHORIZED
 SHARES OF
 $.01 PAR VALUE)........................     17,270,070       5,277,163       75,767,199     20,365,248      14,890,145
    NET ASSET VALUE PER SHARE...........  $       11.00   $        9.38   $        10.82  $        9.87   $       12.97
                                          =============   =============   ==============  =============   =============
CLASS Y SHARES:
Net Assets..............................  $  20,157,353   $  13,929,759   $   70,844,171  $  20,981,363   $  22,132,936
Shares Outstanding (UNLIMITED AUTHORIZED
 SHARES OF
 $.01 PAR VALUE)........................      1,833,450       1,487,533        6,553,881      2,137,175       1,714,684
    NET ASSET VALUE PER SHARE...........  $       10.99   $        9.36   $        10.81  $        9.82   $       12.91
                                          =============   =============   ==============  =============   =============


                                             PACIFIC
                                              GROWTH          EQUITY      S&P 500 INDEX
                                          --------------  --------------  --------------
ASSETS:
Investments in securities, at value*....  $  23,166,769   $  662,801,419  $ 173,302,876
Cash....................................        272,510**       --               96,492
Receivable for:
  Investments sold......................       --             26,421,228       --
  Shares of beneficial interest sold....         25,004           68,897        329,169
  Dividends.............................          1,774          458,853        257,327
  Interest..............................       --               --             --
  Foreign withholding taxes reclaimed...       --               --             --
  Variation margin......................       --               --               10,967
Prepaid expenses and other assets.......          1,004            7,282            823
                                          -------------   --------------  -------------
    TOTAL ASSETS........................     23,467,061      689,757,679    173,997,654
                                          -------------   --------------  -------------
LIABILITIES:
Payable for:
  Investments purchased.................         77,287        1,846,350       --
  Shares of beneficial interest
   redeemed.............................        503,822          538,772         81,084
  Distribution fee (Class Y shares).....            730           14,342         14,015
  Investment management fee.............         20,547          309,783         62,461
Unrealized depreciation on open forward
 foreign currency contracts.............       --               --             --
Accrued expenses and other payables.....        104,184           86,532         74,343
                                          -------------   --------------  -------------
    TOTAL LIABILITIES...................        706,570        2,795,779        231,903
                                          -------------   --------------  -------------
    NET ASSETS..........................  $  22,760,491   $  686,961,900  $ 173,765,751
                                          =============   ==============  =============
COMPOSITION OF NET ASSETS:
Paid-in-capital.........................  $  83,269,741   $1,333,654,504  $ 254,516,878
Accumulated undistributed net investment
 income (loss)..........................        (11,751)              39      2,044,342
Accumulated net realized loss...........    (60,059,893)    (642,515,104)   (23,147,836)
Net unrealized
 appreciation/(depreciation)............       (437,606)      (4,177,539)   (59,647,633)
                                          -------------   --------------  -------------
    NET ASSETS..........................  $  22,760,491   $  686,961,900  $ 173,765,751
                                          =============   ==============  =============
    *COST...............................  $  23,606,908   $  666,978,958  $ 232,846,985
                                          =============   ==============  =============
CLASS X SHARES:
Net Assets..............................  $  20,116,591   $  622,133,143  $ 110,788,818
Shares Outstanding (UNLIMITED AUTHORIZED
 SHARES OF
 $.01 PAR VALUE)........................      6,553,768       35,000,255     13,779,651
    NET ASSET VALUE PER SHARE...........  $        3.07   $        17.78  $        8.04
                                          =============   ==============  =============
CLASS Y SHARES:
Net Assets..............................  $   2,643,900   $   64,828,757  $  62,976,933
Shares Outstanding (UNLIMITED AUTHORIZED
 SHARES OF
 $.01 PAR VALUE)........................        866,612        3,651,511      7,871,850
    NET ASSET VALUE PER SHARE...........  $        3.05   $        17.75  $        8.00
                                          =============   ==============  =============

---------------------

 **   INCLUDES FOREIGN CASH OF $2,443, $16,498 AND $89,827, RESPECTIVELY.

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF ASSETS AND LIABILITIES CONTINUED
DECEMBER 31, 2002

                                              GLOBAL        AGGRESSIVE
                                            ADVANTAGE         EQUITY       INFORMATION      STRATEGIST
                                          --------------  --------------  --------------  --------------
ASSETS:
Investments in securities, at value*....  $  27,926,571   $  57,354,854   $   7,073,932   $ 441,884,864
Cash....................................       --              --                30,429          80,502
Receivable for:
  Investments sold......................        254,518         471,566        --            18,827,464
  Shares of beneficial interest sold....          1,594          54,879          37,466         141,858
  Dividends.............................         33,315          34,368           1,029         401,373
  Interest..............................       --              --              --               901,684
  Foreign withholding taxes reclaimed...         24,431        --              --              --
  Variation margin......................       --              --              --                 8,172
Prepaid expenses and other assets.......            552             587             675           2,042
                                          -------------   -------------   -------------   -------------
    TOTAL ASSETS........................     28,240,981      57,916,254       7,143,531     462,247,959
                                          -------------   -------------   -------------   -------------
LIABILITIES:
Payable for:
  Investments purchased.................       --               414,099          29,940      31,853,879
  Shares of beneficial interest
   redeemed.............................          4,221         117,898          20,534         219,231
  Distribution fee (Class Y shares).....          1,158           3,884           1,157          12,708
  Investment management fee.............         16,329          38,585           4,822         191,742
Unrealized depreciation on open forward
 foreign currency contracts.............         98,626        --              --              --
Accrued expenses and other payables.....         24,802          42,409          18,954          65,583
                                          -------------   -------------   -------------   -------------
    TOTAL LIABILITIES...................        145,136         616,875          75,407      32,343,143
                                          -------------   -------------   -------------   -------------
    NET ASSETS..........................  $  28,095,845   $  57,299,379   $   7,068,124   $ 429,904,816
                                          =============   =============   =============   =============
COMPOSITION OF NET ASSETS:
Paid-in-capital.........................  $  60,898,271   $ 123,519,392   $  17,495,825   $ 453,664,920
Accumulated undistributed net investment
 income (loss)..........................        302,103           2,907        --               671,238
Accumulated net realized loss...........    (29,025,646)    (64,654,243)     (9,573,280)    (43,600,945)
Net unrealized
 appreciation/(depreciation)............     (4,078,883)     (1,568,677)       (854,421)     19,169,603
                                          -------------   -------------   -------------   -------------
    NET ASSETS..........................  $  28,095,845   $  57,299,379   $   7,068,124   $ 429,904,816
                                          =============   =============   =============   =============
    *COST...............................  $  31,913,030   $  58,920,883   $   7,928,353   $ 422,585,534
                                          =============   =============   =============   =============
CLASS X SHARES:
Net Assets..............................  $  22,866,358   $  39,724,618   $   2,001,823   $ 372,253,547
Shares Outstanding (UNLIMITED AUTHORIZED
 SHARES OF
 $.01 PAR VALUE)........................      4,061,231       5,047,737         671,509      30,118,203
    NET ASSET VALUE PER SHARE...........  $        5.63   $        7.87   $        2.98   $       12.36
                                          =============   =============   =============   =============
CLASS Y SHARES:
Net Assets..............................  $   5,229,487   $  17,574,761   $   5,066,301   $  57,651,269
Shares Outstanding (UNLIMITED AUTHORIZED
 SHARES OF
 $.01 PAR VALUE)........................        932,731       2,241,044       1,703,540       4,668,627
    NET ASSET VALUE PER SHARE...........  $        5.61   $        7.84   $        2.97   $       12.35
                                          =============   =============   =============   =============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002

                                              MONEY          LIMITED      QUALITY INCOME       HIGH
                                              MARKET         DURATION          PLUS           YIELD
                                          --------------  --------------  --------------  --------------
INVESTMENT INCOME:
INCOME
Interest................................  $  10,079,864   $   2,986,422   $  30,857,292   $  13,904,088
Dividends...............................       --              --              --              --
                                          -------------   -------------   -------------   -------------
  TOTAL INCOME..........................     10,079,864       2,986,422      30,857,292      13,904,088
                                          -------------   -------------   -------------   -------------
EXPENSES
Investment management fee...............      2,714,244         429,949       2,530,679         309,798
Distribution fee (Class Y shares).......        283,238         113,902         188,072          20,448
Custodian fees..........................         26,604           1,158           7,901           2,571
Professional fees.......................         24,897          17,115          29,379         109,428
Shareholder reports and notices.........         23,236           6,591          34,751          22,387
Trustees' fees and expenses.............          2,898             192           1,932             290
Transfer agent fees and expenses........            500             500             500             500
Other...................................          4,592           3,887           8,953           6,793
                                          -------------   -------------   -------------   -------------
  TOTAL EXPENSES........................      3,080,209         573,294       2,802,167         472,215
                                          -------------   -------------   -------------   -------------
  NET INVESTMENT INCOME.................      6,999,655       2,413,128      28,055,125      13,431,873
                                          -------------   -------------   -------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments.............................          4,412        (279,522)    (17,330,930)   (101,843,236)
Futures contracts.......................       --               246,582         809,352        --
                                          -------------   -------------   -------------   -------------
    NET REALIZED GAIN (LOSS)............          4,412         (32,940)    (16,521,578)   (101,843,236)
                                          -------------   -------------   -------------   -------------
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON:
Investments.............................       --             1,804,610      19,206,864      83,852,766
Futures contracts.......................       --              (308,194)     (3,181,775)       --
                                          -------------   -------------   -------------   -------------
    NET APPRECIATION/(DEPRECIATION).....       --             1,496,416      16,025,089      83,852,766
                                          -------------   -------------   -------------   -------------
    NET GAIN (LOSS).....................          4,412       1,463,476        (496,489)    (17,990,470)
                                          -------------   -------------   -------------   -------------
NET INCREASE (DECREASE).................  $   7,004,067   $   3,876,604   $  27,558,636   $  (4,558,597)
                                          =============   =============   =============   =============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF OPERATIONS CONTINUED
FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                             DIVIDEND     GLOBAL DIVIDEND
                                            UTILITIES     INCOME BUILDER      GROWTH          GROWTH
                                          --------------  --------------  --------------  ---------------
INVESTMENT INCOME:
INCOME
Interest................................  $   1,556,864   $   1,831,429   $     138,695    $     141,642
Dividends...............................      8,082,289*      1,528,490*     28,717,390*       7,168,263*
                                          -------------   -------------   -------------    -------------
  TOTAL INCOME..........................      9,639,153       3,359,919      28,856,085        7,309,905
                                          -------------   -------------   -------------    -------------
EXPENSES
Investment management fee...............      1,707,009         504,889       6,244,877        1,978,338
Distribution fee (Class Y shares).......         54,334          26,437         179,586           41,384
Custodian fees..........................          9,585             585          54,172           72,860
Professional fees.......................         28,406          19,370          29,019           34,076
Shareholder reports and notices.........         29,386           8,726         123,770           33,941
Trustees' fees and expenses.............          2,241             347           4,945            1,085
Transfer agent fees and expenses........            500             500             500              500
Other...................................          4,704             326          12,088           18,047
                                          -------------   -------------   -------------    -------------
  TOTAL EXPENSES........................      1,836,165         561,180       6,648,957        2,180,231
                                          -------------   -------------   -------------    -------------
  NET INVESTMENT INCOME (LOSS)..........      7,802,988       2,798,739      22,207,128        5,129,674
                                          -------------   -------------   -------------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments.............................    (44,545,494)     (3,702,533)    (95,135,907)      (9,333,660)
Futures contracts.......................       --              --              --               --
Foreign exchange transactions...........       --              --              --                201,872
                                          -------------   -------------   -------------    -------------
    NET REALIZED LOSS...................    (44,545,494)     (3,702,533)    (95,135,907)      (9,131,788)
                                          -------------   -------------   -------------    -------------
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON:
Investments.............................    (40,169,796)     (4,731,395)   (147,775,909)     (30,736,845)
Futures contracts.......................       --              --              --               --
Translation of forward foreign currency
 contracts, other assets and liabilities
 denominated in foreign currencies......       --              --              --                 97,327
                                          -------------   -------------   -------------    -------------
    NET APPRECIATION/(DEPRECIATION).....    (40,169,796)     (4,731,395)   (147,775,909)     (30,639,518)
                                          -------------   -------------   -------------    -------------
    NET LOSS............................    (84,715,290)     (8,433,928)   (242,911,816)     (39,771,306)
                                          -------------   -------------   -------------    -------------
NET DECREASE............................  $ (76,912,302)  $  (5,635,189)  $(220,704,688)   $ (34,641,632)
                                          =============   =============   =============    =============

---------------------

 *    NET OF $27,391, $2,074, $373,236, $639,488, $728,936, $60,945, $39,841,
      $8,003, $38,015, $4,991, $758, AND $21,248 FOREIGN WITHHOLDING TAX,
      RESPECTIVELY.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                             EUROPEAN        PACIFIC                                          GLOBAL
                                              GROWTH          GROWTH          EQUITY      S&P 500 INDEX     ADVANTAGE
                                          --------------  --------------  --------------  --------------  --------------
INVESTMENT INCOME:
INCOME
Interest................................  $     114,604   $      61,030   $   1,587,236   $     135,417   $      17,234
Dividends...............................      5,099,387*        466,042*      6,067,248*      2,950,487*        533,693*
                                          -------------   -------------   -------------   -------------   -------------
  TOTAL INCOME..........................      5,213,991         527,072       7,654,484       3,085,904         550,927
                                          -------------   -------------   -------------   -------------   -------------
EXPENSES
Investment management fee...............      2,643,266         327,200       4,387,026         768,237         235,208
Distribution fee (Class Y shares).......         60,350          10,074         160,975         138,965          13,906
Custodian fees..........................        202,087         262,887        --                54,092          12,627
Professional fees.......................         34,198          32,925          28,421          18,334          27,996
Shareholder reports and notices.........         40,565          12,547          91,632          28,006           7,326
Trustees' fees and expenses.............          1,216              54           7,368           1,507             234
Transfer agent fees and expenses........            500             500             500             500             500
Other...................................         13,253          29,736           4,093          20,658           4,350
                                          -------------   -------------   -------------   -------------   -------------
  TOTAL EXPENSES........................      2,995,435         675,923       4,680,015       1,030,299         302,147
                                          -------------   -------------   -------------   -------------   -------------
  NET INVESTMENT INCOME (LOSS)..........      2,218,556        (148,851)      2,974,469       2,055,605         248,780
                                          -------------   -------------   -------------   -------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments.............................    (33,766,784)     (6,385,725)   (122,619,756)    (12,929,211)    (13,198,999)
Futures contracts.......................       --              --              --            (1,354,999)       --
Foreign exchange transactions...........       (297,764)        (28,429)       --              --                54,571
                                          -------------   -------------   -------------   -------------   -------------
    NET REALIZED LOSS...................    (34,064,548)     (6,414,154)   (122,619,756)    (14,284,210)    (13,144,428)
                                          -------------   -------------   -------------   -------------   -------------
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON:
Investments.............................    (26,249,189)      4,811,348     (92,810,144)    (38,065,853)      4,621,944
Futures contracts.......................       --              --              --              (184,588)       --
Translation of forward foreign currency
 contracts, other assets and liabilities
 denominated in foreign currencies......        293,594           4,580        --              --               (92,899)
                                          -------------   -------------   -------------   -------------   -------------
    NET APPRECIATION/(DEPRECIATION).....    (25,955,595)      4,815,928     (92,810,144)    (38,250,441)      4,529,045
                                          -------------   -------------   -------------   -------------   -------------
    NET LOSS............................    (60,020,143)     (1,598,226)   (215,429,900)    (52,534,651)     (8,615,383)
                                          -------------   -------------   -------------   -------------   -------------
NET DECREASE............................  $ (57,801,587)  $  (1,747,077)  $(212,455,431)  $ (50,479,046)  $  (8,366,603)
                                          =============   =============   =============   =============   =============

                                            AGGRESSIVE
                                              EQUITY       INFORMATION      STRATEGIST
                                          --------------  --------------  --------------
INVESTMENT INCOME:
INCOME
Interest................................  $     101,350   $      13,057   $   6,378,737
Dividends...............................        552,181*          8,457*      3,489,846*
                                          -------------   -------------   -------------
  TOTAL INCOME..........................        653,531          21,514       9,868,583
                                          -------------   -------------   -------------
EXPENSES
Investment management fee...............        539,673          66,017       2,493,841
Distribution fee (Class Y shares).......         45,949          15,145         135,304
Custodian fees..........................         29,523           8,104           1,597
Professional fees.......................         18,397          21,731          27,689
Shareholder reports and notices.........         14,193           2,421          47,337
Trustees' fees and expenses.............            550        --                 3,113
Transfer agent fees and expenses........            500             500             500
Other...................................            742              56           5,043
                                          -------------   -------------   -------------
  TOTAL EXPENSES........................        649,527         113,974       2,714,424
                                          -------------   -------------   -------------
  NET INVESTMENT INCOME (LOSS)..........          4,004         (92,460)      7,154,159
                                          -------------   -------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments.............................    (13,780,035)     (4,993,333)    (18,986,309)
Futures contracts.......................        164,418        --               (57,900)
Foreign exchange transactions...........            (59)       --              --
                                          -------------   -------------   -------------
    NET REALIZED LOSS...................    (13,615,676)     (4,993,333)    (19,044,209)
                                          -------------   -------------   -------------
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON:
Investments.............................     (4,923,154)       (507,970)    (41,623,988)
Futures contracts.......................         (2,648)       --              (123,804)
Translation of forward foreign currency
 contracts, other assets and liabilities
 denominated in foreign currencies......       --              --              --
                                          -------------   -------------   -------------
    NET APPRECIATION/(DEPRECIATION).....     (4,925,802)       (507,970)    (41,747,792)
                                          -------------   -------------   -------------
    NET LOSS............................    (18,541,478)     (5,501,303)    (60,792,001)
                                          -------------   -------------   -------------
NET DECREASE............................  $ (18,537,474)  $  (5,593,763)  $ (53,637,842)
                                          =============   =============   =============

---------------------

 *    NET OF $27,391, $2,074, $373,236, $639,488, $728,936, $60,945, $39,841,
      $8,003, $38,015, $4,991, $758, AND $21,248 FOREIGN WITHHOLDING TAX,
      RESPECTIVELY.

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                                           MONEY MARKET                        LIMITED DURATION
                                               ------------------------------------  ------------------------------------
                                                 FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                               DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2001
                                               -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss).................    $   6,999,655      $  18,357,168      $   2,413,128      $     961,176
Net realized gain (loss).....................            4,412              5,214            (32,940)           310,174
Net change in unrealized
 appreciation/depreciation...................        --                 --                 1,496,416            227,310
                                                 -------------      -------------      -------------      -------------
    NET INCREASE (DECREASE)..................        7,004,067         18,362,382          3,876,604          1,498,660
                                                 -------------      -------------      -------------      -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X shares.............................       (5,792,334)       (16,395,899)        (1,769,375)          (679,053)
  Class Y shares.............................       (1,207,303)        (1,961,364)        (1,506,322)          (429,836)
Net realized gain
  Class X shares.............................           (3,516)            (4,750)          (139,296)         --
  Class Y shares.............................             (896)              (464)          (149,587)         --
Paid-in-capital
  Class X shares.............................        --                 --                 --                 --
  Class Y shares.............................        --                 --                 --                 --
                                                 -------------      -------------      -------------      -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........       (7,004,049)       (18,362,477)        (3,564,580)        (1,108,889)
                                                 -------------      -------------      -------------      -------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............        7,605,450        186,111,839         95,055,920         42,661,275
                                                 -------------      -------------      -------------      -------------
    TOTAL INCREASE (DECREASE)................        7,605,468        186,111,744         95,367,944         43,051,046
NET ASSETS:
Beginning of period..........................      558,717,927        372,606,183         50,907,745          7,856,699
                                                 -------------      -------------      -------------      -------------
END OF PERIOD................................    $ 566,323,395      $ 558,717,927      $ 146,275,689      $  50,907,745
                                                 =============      =============      =============      =============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)...    $         207      $         189      $    (546,264)     $     (83,095)
                                                 =============      =============      =============      =============

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                       QUALITY INCOME PLUS                        HIGH YIELD
                                               ------------------------------------  ------------------------------------
                                                 FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                               DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2001
                                               -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss).................    $  28,055,125      $  26,688,390      $  13,431,873      $  17,820,801
Net realized gain (loss).....................      (16,521,578)         8,790,897       (101,843,236)       (47,026,073)
Net change in unrealized
 appreciation/depreciation...................       16,025,089          5,328,707         83,852,766        (11,351,187)
                                                 -------------      -------------      -------------      -------------
    NET INCREASE (DECREASE)..................       27,558,636         40,807,994         (4,558,597)       (40,556,459)
                                                 -------------      -------------      -------------      -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X shares.............................      (26,334,574)       (25,847,068)        (9,986,834)       (17,433,199)
  Class Y shares.............................       (4,484,243)        (1,575,298)        (1,561,818)          (877,856)
Net realized gain
  Class X shares.............................        --                 --                 --                 --
  Class Y shares.............................        --                 --                 --                 --
Paid-in-capital
  Class X shares.............................        --                 --                 --                 --
  Class Y shares.............................        --                 --                 --                 --
                                                 -------------      -------------      -------------      -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........      (30,818,817)       (27,422,366)       (11,548,652)       (18,311,055)
                                                 -------------      -------------      -------------      -------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............       22,334,581         81,802,351          1,773,123         (1,091,250)
                                                 -------------      -------------      -------------      -------------
    TOTAL INCREASE (DECREASE)................       19,074,400         95,187,979        (14,334,126)       (59,958,764)
NET ASSETS:
Beginning of period..........................      506,872,604        411,684,625         70,633,573        130,592,337
                                                 -------------      -------------      -------------      -------------
END OF PERIOD................................    $ 525,947,004      $ 506,872,604      $  56,299,447      $  70,633,573
                                                 =============      =============      =============      =============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)...    $    (719,143)     $    (475,593)     $   1,420,806      $     942,409
                                                 =============      =============      =============      =============

                                                            UTILITIES                           INCOME BUILDER
                                               ------------------------------------  ------------------------------------
                                                 FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                               DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2001
                                               -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss).................    $   7,802,988      $   9,792,296      $   2,798,739      $   2,876,702
Net realized gain (loss).....................      (44,545,494)         5,575,752         (3,702,533)        (6,125,756)
Net change in unrealized
 appreciation/depreciation...................      (40,169,796)      (150,471,025)        (4,731,395)         4,344,566
                                                 -------------      -------------      -------------      -------------
    NET INCREASE (DECREASE)..................      (76,912,302)      (135,102,977)        (5,635,189)         1,095,512
                                                 -------------      -------------      -------------      -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X shares.............................       (7,221,157)        (9,551,429)        (2,321,867)        (2,768,953)
  Class Y shares.............................         (628,892)          (474,333)          (459,033)          (185,469)
Net realized gain
  Class X shares.............................        --               (27,668,154)         --                 --
  Class Y shares.............................        --                (1,423,813)         --                 --
Paid-in-capital
  Class X shares.............................        --                 --                   (52,835)          (107,996)
  Class Y shares.............................        --                 --                   (10,445)            (7,234)
                                                 -------------      -------------      -------------      -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........       (7,850,049)       (39,117,729)        (2,844,180)        (3,069,652)
                                                 -------------      -------------      -------------      -------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............      (57,443,499)       (44,283,875)         1,707,222         11,833,945
                                                 -------------      -------------      -------------      -------------
    TOTAL INCREASE (DECREASE)................     (142,205,850)      (218,504,581)        (6,772,147)         9,859,805
NET ASSETS:
Beginning of period..........................      352,298,985        570,803,566         70,206,985         60,347,180
                                                 -------------      -------------      -------------      -------------
END OF PERIOD................................    $ 210,093,135      $ 352,298,985      $  63,434,838      $  70,206,985
                                                 =============      =============      =============      =============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)...    $     (33,006)     $     (27,612)     $      25,827      $      (6,414)
                                                 =============      =============      =============      =============

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED

                                                         DIVIDEND GROWTH                    GLOBAL DIVIDEND GROWTH
                                               ------------------------------------  ------------------------------------
                                                 FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                               DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2001
                                               -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss).................   $   22,207,128     $   26,665,329      $   5,129,674      $   5,752,637
Net realized loss............................      (95,135,907)      (104,386,936)        (9,131,788)        (6,835,662)
Net change in unrealized
 appreciation/depreciation...................     (147,775,909)        (2,096,175)       (30,639,518)       (21,673,582)
                                                --------------     --------------      -------------      -------------
    NET DECREASE.............................     (220,704,688)       (79,817,782)       (34,641,632)       (22,756,607)
                                                --------------     --------------      -------------      -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X shares.............................      (20,721,813)       (25,946,577)        (4,363,093)        (8,890,511)
  Class Y shares.............................       (1,310,473)          (709,013)          (292,241)          (157,422)
Net realized gain
  Class X shares.............................        --                 --                 --                (3,829,787)
  Class Y shares.............................        --                 --                 --                   (68,473)
                                                --------------     --------------      -------------      -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........      (22,032,286)       (26,655,590)        (4,655,334)       (12,946,193)
                                                --------------     --------------      -------------      -------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............     (185,740,464)      (146,076,979)       (34,351,216)       (44,625,980)
                                                --------------     --------------      -------------      -------------
    TOTAL DECREASE...........................     (428,477,438)      (252,550,351)       (73,648,182)       (80,328,780)
NET ASSETS:
Beginning of period..........................    1,319,256,502      1,571,806,853        295,651,872        375,980,652
                                                --------------     --------------      -------------      -------------
END OF PERIOD................................   $  890,779,064     $1,319,256,502      $ 222,003,690      $ 295,651,872
                                                ==============     ==============      =============      =============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)...   $      174,886     $           44      $   4,129,869      $   3,453,657
                                                ==============     ==============      =============      =============

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                         EUROPEAN GROWTH                        PACIFIC GROWTH
                                               ------------------------------------  ------------------------------------
                                                 FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                               DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2001
                                               -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss).................    $   2,218,556      $   2,687,244      $    (148,851)     $    (148,024)
Net realized loss............................      (34,064,548)       (53,428,693)        (6,414,154)       (12,808,732)
Net change in unrealized
 appreciation/depreciation...................      (25,955,595)       (37,347,650)         4,815,928          1,889,069
                                                 -------------      -------------      -------------      -------------
    NET DECREASE.............................      (57,801,587)       (88,089,099)        (1,747,077)       (11,067,687)
                                                 -------------      -------------      -------------      -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X shares.............................       (3,701,424)        (4,595,028)         --                  (889,116)
  Class Y shares.............................         (432,667)          (189,010)         --                   (45,120)
Net realized gain
  Class X shares.............................        --               (72,684,527)         --                 --
  Class Y shares.............................        --                (3,122,453)         --                 --
                                                 -------------      -------------      -------------      -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........       (4,134,091)       (80,591,018)         --                  (934,236)
                                                 -------------      -------------      -------------      -------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............      (59,832,715)       (13,211,066)       (10,271,042)       (18,157,070)
                                                 -------------      -------------      -------------      -------------
    TOTAL DECREASE...........................     (121,768,393)      (181,891,183)       (12,018,119)       (30,158,993)
NET ASSETS:
Beginning of period..........................      337,053,948        518,945,131         34,778,610         64,937,603
                                                 -------------      -------------      -------------      -------------
END OF PERIOD................................    $ 215,285,555      $ 337,053,948      $  22,760,491      $  34,778,610
                                                 =============      =============      =============      =============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)...    $   1,834,488      $   4,047,787      $     (11,751)     $    (137,590)
                                                 =============      =============      =============      =============

                                                              EQUITY
                                               ------------------------------------
                                                 FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED
                                               DECEMBER 31, 2002  DECEMBER 31, 2001
                                               -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss).................   $    2,974,469     $    6,986,335
Net realized loss............................     (122,619,756)      (448,383,743)
Net change in unrealized
 appreciation/depreciation...................      (92,810,144)       (41,792,666)
                                                --------------     --------------
    NET DECREASE.............................     (212,455,431)      (483,190,074)
                                                --------------     --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X shares.............................       (2,854,513)        (6,874,464)
  Class Y shares.............................         (118,747)          (142,001)
Net realized gain
  Class X shares.............................        --              (279,989,635)
  Class Y shares.............................        --               (10,606,414)
                                                --------------     --------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........       (2,973,260)      (297,612,514)
                                                --------------     --------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............     (181,053,876)        14,210,309
                                                --------------     --------------
    TOTAL DECREASE...........................     (396,482,567)      (766,592,279)
NET ASSETS:
Beginning of period..........................    1,083,444,467      1,850,036,746
                                                --------------     --------------
END OF PERIOD................................   $  686,961,900     $1,083,444,467
                                                ==============     ==============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)...   $           39     $       (1,170)
                                                ==============     ==============

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED

                                                          S&P 500 INDEX                        GLOBAL ADVANTAGE
                                               ------------------------------------  ------------------------------------
                                                 FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                               DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2001
                                               -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss).................    $   2,055,605      $   1,908,599      $     248,780      $     304,263
Net realized loss............................      (14,284,210)        (8,121,529)       (13,144,428)       (15,323,375)
Net change in unrealized
 appreciation/depreciation...................      (38,250,441)       (22,932,087)         4,529,045         (1,752,752)
                                                 -------------      -------------      -------------      -------------
    NET DECREASE.............................      (50,479,046)       (29,145,017)        (8,366,603)       (16,771,864)
                                                 -------------      -------------      -------------      -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X shares.............................       (1,398,086)        (1,685,269)          (262,674)          (348,939)
  Class Y shares.............................         (510,806)          (251,291)           (36,835)           (32,735)
Net realized gain
  Class X shares.............................        --                 --                 --                (3,960,881)
  Class Y shares.............................        --                 --                 --                  (413,197)
                                                 -------------      -------------      -------------      -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........       (1,908,892)        (1,936,560)          (299,509)        (4,755,752)
                                                 -------------      -------------      -------------      -------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............       14,554,285         19,427,233         (9,190,552)        (7,067,984)
                                                 -------------      -------------      -------------      -------------
    TOTAL INCREASE (DECREASE)................      (37,833,653)       (11,654,344)       (17,856,664)       (28,595,600)
NET ASSETS:
Beginning of period..........................      211,599,404        223,253,748         45,952,509         74,548,109
                                                 -------------      -------------      -------------      -------------
END OF PERIOD................................    $ 173,765,751      $ 211,599,404      $  28,095,845      $  45,952,509
                                                 =============      =============      =============      =============
UNDISTRIBUTED NET INVESTMENT INCOME..........    $   2,044,342      $   1,908,500      $     302,103      $     298,261
                                                 =============      =============      =============      =============

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                        AGGRESSIVE EQUITY                        INFORMATION
                                               ------------------------------------  ------------------------------------
                                                 FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                               DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2001
                                               -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss).................    $       4,004      $     184,189      $     (92,460)     $      96,546
Net realized loss............................      (13,615,676)       (34,359,108)        (4,993,333)        (4,563,372)
Net change in unrealized
 appreciation/depreciation...................       (4,925,802)        (8,047,510)          (507,970)           (60,847)
                                                 -------------      -------------      -------------      -------------
    NET DECREASE.............................      (18,537,474)       (42,222,429)        (5,593,763)        (4,527,673)
                                                 -------------      -------------      -------------      -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X shares.............................         (166,751)          (337,431)           (30,365)            (7,156)
  Class Y shares.............................          (18,474)           (52,589)           (66,715)            (8,125)
Net realized gain
  Class X shares.............................        --                 --                 --                 --
  Class Y shares.............................        --                 --                 --                 --
                                                 -------------      -------------      -------------      -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........         (185,225)          (390,020)           (97,080)           (15,281)
                                                 -------------      -------------      -------------      -------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............      (12,047,208)       (21,367,646)           898,104         11,802,317
                                                 -------------      -------------      -------------      -------------
    TOTAL INCREASE (DECREASE)................      (30,769,907)       (63,980,095)        (4,792,739)         7,259,363
NET ASSETS:
Beginning of period..........................       88,069,286        152,049,381         11,860,863          4,601,500
                                                 -------------      -------------      -------------      -------------
END OF PERIOD................................    $  57,299,379      $  88,069,286      $   7,068,124      $  11,860,863
                                                 =============      =============      =============      =============
UNDISTRIBUTED NET INVESTMENT INCOME..........    $       2,907      $     184,187          --             $      96,546
                                                 =============      =============      =============      =============

                                                            STRATEGIST
                                               ------------------------------------
                                                 FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED
                                               DECEMBER 31, 2002  DECEMBER 31, 2001
                                               -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss).................    $   7,154,159      $  15,708,075
Net realized loss............................      (19,044,209)       (13,527,775)
Net change in unrealized
 appreciation/depreciation...................      (41,747,792)       (75,241,181)
                                                 -------------      -------------
    NET DECREASE.............................      (53,637,842)       (73,060,881)
                                                 -------------      -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X shares.............................       (6,886,291)       (15,113,265)
  Class Y shares.............................         (756,901)          (872,432)
Net realized gain
  Class X shares.............................        --               (25,786,206)
  Class Y shares.............................        --                (1,505,344)
                                                 -------------      -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........       (7,643,192)       (43,277,247)
                                                 -------------      -------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............      (79,355,318)       (37,790,181)
                                                 -------------      -------------
    TOTAL INCREASE (DECREASE)................     (140,636,352)      (154,128,309)
NET ASSETS:
Beginning of period..........................      570,541,168        724,669,477
                                                 -------------      -------------
END OF PERIOD................................    $ 429,904,816      $ 570,541,168
                                                 =============      =============
UNDISTRIBUTED NET INVESTMENT INCOME..........    $     671,238      $     172,160
                                                 =============      =============

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

                                                           MONEY MARKET                        LIMITED DURATION
                                               ------------------------------------  ------------------------------------
                                                 FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                               DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2001
                                               -----------------  -----------------  -----------------  -----------------
CLASS X SHARES
SHARES
Sold.........................................     1,918,283,666      1,327,878,803        25,914,862          3,131,178
Reinvestment of dividends and
 distributions...............................         5,795,850         16,400,649           188,205             67,272
Redeemed.....................................    (1,944,027,739)    (1,250,307,217)      (21,423,422)        (1,301,529)
                                                ---------------    ---------------     -------------      -------------
NET INCREASE (DECREASE) - CLASS X............       (19,948,223)        93,972,235         4,679,645          1,896,921
                                                ===============    ===============     =============      =============
AMOUNT
Sold.........................................   $ 1,918,283,666    $ 1,327,878,803     $ 262,864,326      $  31,630,451
Reinvestment of dividends and
 distributions...............................         5,795,850         16,400,649         1,908,671            679,053
Redeemed.....................................    (1,944,027,739)    (1,250,307,217)     (217,321,442)       (13,110,927)
                                                ---------------    ---------------     -------------      -------------
NET INCREASE (DECREASE) - CLASS X............   $   (19,948,223)   $    93,972,235     $  47,451,555      $  19,198,577
                                                ===============    ===============     =============      =============

CLASS Y SHARES
SHARES
Sold.........................................       742,832,094        364,123,457        17,728,282          3,368,543
Reinvestment of dividends and
 distributions...............................         1,208,199          1,961,828           163,491             42,519
Redeemed.....................................      (716,486,620)      (273,945,681)      (13,196,108)        (1,088,304)
                                                ---------------    ---------------     -------------      -------------
NET INCREASE - CLASS Y.......................        27,553,673         92,139,604         4,695,665          2,322,758
                                                ===============    ===============     =============      =============
AMOUNT
Sold.........................................   $   742,832,094    $   364,123,457     $ 179,856,089      $  34,082,425
Reinvestment of dividends and
 distributions...............................         1,208,199          1,961,828         1,655,909            429,836
Redeemed.....................................      (716,486,620)      (273,945,681)     (133,907,633)       (11,049,563)
                                                ---------------    ---------------     -------------      -------------
NET INCREASE - CLASS Y.......................   $    27,553,673    $    92,139,604     $  47,604,365      $  23,462,698
                                                ===============    ===============     =============      =============

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                       QUALITY INCOME PLUS                        HIGH YIELD
                                               ------------------------------------  ------------------------------------
                                                 FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                               DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2001
                                               -----------------  -----------------  -----------------  -----------------
CLASS X SHARES
SHARES
Sold.........................................        9,063,202         15,119,925         19,630,159         18,143,830
Reinvestment of dividends and
 distributions...............................        2,545,310          2,472,345          8,732,139          9,657,042
Redeemed.....................................      (14,088,321)       (14,430,593)       (32,407,531)       (32,334,252)
                                                 -------------      -------------      -------------      -------------
NET INCREASE (DECREASE) - CLASS X............       (2,479,809)         3,161,677         (4,045,233)        (4,533,380)
                                                 =============      =============      =============      =============
AMOUNT
Sold.........................................    $  94,087,982      $ 158,201,213      $  21,983,986      $  38,065,972
Reinvestment of dividends and
 distributions...............................       26,334,574         25,847,068          9,986,834         17,433,199
Redeemed.....................................     (146,127,931)      (150,702,586)       (36,936,248)       (63,688,048)
                                                 -------------      -------------      -------------      -------------
NET INCREASE (DECREASE) - CLASS X............    $ (25,705,375)     $  33,345,695      $  (4,965,428)     $  (8,188,877)
                                                 =============      =============      =============      =============

CLASS Y SHARES
SHARES
Sold.........................................        5,815,121          5,159,930          6,050,788          4,414,455
Reinvestment of dividends and
 distributions...............................          434,088            150,006          1,396,336            528,829
Redeemed.....................................       (1,611,448)          (680,391)        (1,558,850)        (1,124,542)
                                                 -------------      -------------      -------------      -------------
NET INCREASE - CLASS Y.......................        4,637,761          4,629,545          5,888,274          3,818,742
                                                 =============      =============      =============      =============
AMOUNT
Sold.........................................    $  60,240,389      $  54,006,767      $   6,952,039      $   8,282,640
Reinvestment of dividends and
 distributions...............................        4,484,243          1,575,298          1,561,818            877,856
Redeemed.....................................      (16,684,676)        (7,125,409)        (1,775,306)        (2,062,869)
                                                 -------------      -------------      -------------      -------------
NET INCREASE - CLASS Y.......................    $  48,039,956      $  48,456,656      $   6,738,551      $   7,097,627
                                                 =============      =============      =============      =============

                                                            UTILITIES                           INCOME BUILDER
                                               ------------------------------------  ------------------------------------
                                                 FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                               DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2001
                                               -----------------  -----------------  -----------------  -----------------
CLASS X SHARES
SHARES
Sold.........................................        3,341,658          2,190,761          1,254,862          2,673,254
Reinvestment of dividends and
 distributions...............................          612,949          2,109,497            243,175            268,707
Redeemed.....................................       (8,939,650)        (7,487,969)        (2,162,527)        (2,468,891)
                                                 -------------      -------------      -------------      -------------
NET INCREASE (DECREASE) - CLASS X............       (4,985,043)        (3,187,711)          (664,490)           473,070
                                                 =============      =============      =============      =============
AMOUNT
Sold.........................................    $  40,967,559      $  40,178,802      $  12,803,133      $  29,639,063
Reinvestment of dividends and
 distributions...............................        7,221,157         37,219,583          2,374,702          2,876,950
Redeemed.....................................     (108,012,444)      (135,821,222)       (21,593,270)       (27,104,429)
                                                 -------------      -------------      -------------      -------------
NET INCREASE (DECREASE) - CLASS X............    $ (59,823,728)     $ (58,422,837)     $  (6,415,435)     $   5,411,584
                                                 =============      =============      =============      =============
CLASS Y SHARES
SHARES
Sold.........................................          684,043          1,304,995          1,052,010            674,648
Reinvestment of dividends and
 distributions...............................           53,888            108,451             48,913             18,183
Redeemed.....................................         (572,092)          (625,512)          (287,808)          (107,327)
                                                 -------------      -------------      -------------      -------------
NET INCREASE - CLASS Y.......................          165,839            787,934            813,115            585,504
                                                 =============      =============      =============      =============
AMOUNT
Sold.........................................    $   8,533,034      $  23,965,784      $  10,459,623      $   7,363,430
Reinvestment of dividends and
 distributions...............................          628,892          1,898,146            469,478            192,703
Redeemed.....................................       (6,781,697)       (11,724,968)        (2,806,444)        (1,133,772)
                                                 -------------      -------------      -------------      -------------
NET INCREASE - CLASS Y.......................    $   2,380,229      $  14,138,962      $   8,122,657      $   6,422,361
                                                 =============      =============      =============      =============

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST CONTINUED

                                                         DIVIDEND GROWTH                    GLOBAL DIVIDEND GROWTH
                                               ------------------------------------  ------------------------------------
                                                 FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                               DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2001
                                               -----------------  -----------------  -----------------  -----------------
CLASS X SHARES
SHARES
Sold.........................................        4,791,625          8,370,592          4,837,950          2,547,819
Reinvestment of dividends and
 distributions...............................        1,746,196          1,918,988            381,056          1,079,822
Redeemed.....................................      (24,140,772)       (23,994,002)        (9,706,391)        (8,141,744)
                                                 -------------      -------------      -------------      -------------
NET DECREASE - CLASS X.......................      (17,602,951)       (13,704,422)        (4,487,385)        (4,514,103)
                                                 =============      =============      =============      =============
AMOUNT
Sold.........................................    $  59,891,024      $ 118,517,749      $  50,145,124      $  30,457,581
Reinvestment of dividends and
 distributions...............................       20,721,813         25,946,577          4,363,093         12,720,298
Redeemed.....................................     (294,154,417)      (334,828,122)      (102,195,029)       (96,536,326)
                                                 -------------      -------------      -------------      -------------
NET DECREASE - CLASS X.......................    $(213,541,580)     $(190,363,796)     $ (47,686,812)     $ (53,358,447)
                                                 =============      =============      =============      =============

CLASS Y SHARES
SHARES
Sold.........................................        5,403,484          3,957,756          1,498,162            856,167
Reinvestment of dividends and
 distributions...............................          112,479             53,019             25,635             19,225
Redeemed.....................................       (3,446,809)          (843,290)          (304,514)          (131,472)
                                                 -------------      -------------      -------------      -------------
NET INCREASE - CLASS Y.......................        2,069,154          3,167,485          1,219,283            743,920
                                                 =============      =============      =============      =============
AMOUNT
Sold.........................................    $  66,221,357      $  55,420,396      $  16,189,529      $  10,018,100
Reinvestment of dividends and
 distributions...............................        1,310,473            709,013            292,241            225,895
Redeemed.....................................      (39,730,714)       (11,842,592)        (3,146,174)        (1,511,528)
                                                 -------------      -------------      -------------      -------------
NET INCREASE (DECREASE) - CLASS Y............    $  27,801,116      $  44,286,817      $  13,335,596      $   8,732,467
                                                 =============      =============      =============      =============

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                         EUROPEAN GROWTH                        PACIFIC GROWTH
                                               ------------------------------------  ------------------------------------
                                                 FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                               DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2001
                                               -----------------  -----------------  -----------------  -----------------
CLASS X SHARES
SHARES
Sold.........................................       38,479,604         11,284,455        166,710,798        111,809,242
Reinvestment of dividends and
 distributions...............................          238,494          4,446,465          --                   184,464
Redeemed.....................................      (42,745,618)       (16,852,961)      (168,480,958)      (115,218,886)
                                                 -------------      -------------      -------------      -------------
NET DECREASE - CLASS X.......................       (4,027,520)        (1,122,041)        (1,770,160)        (3,225,180)
                                                 =============      =============      =============      =============
AMOUNT
Sold.........................................    $ 532,098,976      $ 219,081,336      $ 595,500,814      $ 507,769,717
Reinvestment of dividends and
 distributions...............................        3,701,424         77,279,555          --                   889,116
Redeemed.....................................     (599,835,773)      (325,114,133)      (605,716,905)      (527,267,864)
                                                 -------------      -------------      -------------      -------------
NET DECREASE - CLASS X.......................    $ (64,035,373)     $ (28,753,242)     $ (10,216,091)     $ (18,609,031)
                                                 =============      =============      =============      =============

CLASS Y SHARES
SHARES
Sold.........................................       16,761,185          6,049,689         44,153,972         19,194,728
Reinvestment of dividends and
 distributions...............................           27,986            191,083          --                     9,361
Redeemed.....................................      (16,327,206)        (5,405,710)       (43,699,779)       (18,922,766)
                                                 -------------      -------------      -------------      -------------
NET INCREASE - CLASS Y.......................          461,965            835,062            454,193            281,323
                                                 =============      =============      =============      =============
AMOUNT
Sold.........................................    $ 244,323,934      $ 104,636,188      $ 161,302,075      $  82,178,698
Reinvestment of dividends and
 distributions...............................          432,667          3,311,463          --                    45,120
Redeemed.....................................     (240,553,943)       (92,405,475)      (161,357,026)       (81,771,857)
                                                 -------------      -------------      -------------      -------------
NET INCREASE (DECREASE) - CLASS Y............    $   4,202,658      $  15,542,176      $     (54,951)     $     451,961
                                                 =============      =============      =============      =============

                                                              EQUITY
                                               ------------------------------------
                                                 FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED
                                               DECEMBER 31, 2002  DECEMBER 31, 2001
                                               -----------------  -----------------
CLASS X SHARES
SHARES
Sold.........................................        1,402,328          2,207,985
Reinvestment of dividends and
 distributions...............................          153,309         11,357,188
Redeemed.....................................      (11,665,697)       (14,280,240)
                                                 -------------      -------------
NET DECREASE - CLASS X.......................      (10,110,060)          (715,067)
                                                 =============      =============
AMOUNT
Sold.........................................    $  28,206,319      $  65,478,473
Reinvestment of dividends and
 distributions...............................        2,854,513        286,864,099
Redeemed.....................................     (231,717,120)      (389,764,092)
                                                 -------------      -------------
NET DECREASE - CLASS X.......................    $(200,656,288)     $ (37,421,520)
                                                 =============      =============
CLASS Y SHARES
SHARES
Sold.........................................        1,624,208          1,889,420
Reinvestment of dividends and
 distributions...............................            6,661            426,095
Redeemed.....................................         (678,196)          (421,163)
                                                 -------------      -------------
NET INCREASE - CLASS Y.......................          952,673          1,894,352
                                                 =============      =============
AMOUNT
Sold.........................................    $  32,780,255      $  51,929,531
Reinvestment of dividends and
 distributions...............................          118,747         10,748,415
Redeemed.....................................      (13,296,590)       (11,046,117)
                                                 -------------      -------------
NET INCREASE (DECREASE) - CLASS Y............    $  19,602,412      $  51,631,829
                                                 =============      =============

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST CONTINUED

                                                          S&P 500 INDEX                        GLOBAL ADVANTAGE
                                               ------------------------------------  ------------------------------------
                                                 FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                               DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2001
                                               -----------------  -----------------  -----------------  -----------------
CLASS X SHARES
SHARES
Sold.........................................        3,558,131          3,535,737          1,262,216          1,888,226
Reinvestment of dividends and
 distributions...............................          155,689            151,553             39,981            544,857
Redeemed.....................................       (5,729,100)        (5,358,791)        (2,833,620)        (3,705,547)
                                                 -------------      -------------      -------------      -------------
NET INCREASE (DECREASE) - CLASS X............       (2,015,280)        (1,671,501)        (1,531,423)        (1,272,464)
                                                 =============      =============      =============      =============
AMOUNT
Sold.........................................    $  32,462,597      $  38,618,659      $   7,546,151      $  16,869,592
Reinvestment of dividends and
 distributions...............................        1,398,086          1,685,269            262,674          4,309,820
Redeemed.....................................      (50,991,401)       (57,391,636)       (17,689,544)       (31,322,011)
                                                 -------------      -------------      -------------      -------------
NET INCREASE (DECREASE) - CLASS X............    $ (17,130,718)     $ (17,087,708)     $  (9,880,719)     $ (10,142,599)
                                                 =============      =============      =============      =============

CLASS Y SHARES
SHARES
Sold.........................................        4,629,136          4,013,501            337,613            453,466
Reinvestment of dividends and
 distributions...............................           57,073             22,639              5,624             56,519
Redeemed.....................................       (1,234,529)          (673,217)          (232,485)          (147,261)
                                                 -------------      -------------      -------------      -------------
NET INCREASE - CLASS Y.......................        3,451,680          3,362,923            110,752            362,724
                                                 =============      =============      =============      =============
AMOUNT
Sold.........................................    $  41,774,805      $  43,449,899      $   2,165,042      $   3,789,065
Reinvestment of dividends and
 distributions...............................          510,806            251,291             36,835            445,932
Redeemed.....................................      (10,600,608)        (7,186,249)        (1,511,710)        (1,160,382)
                                                 -------------      -------------      -------------      -------------
NET INCREASE - CLASS Y.......................    $  31,685,003      $  36,514,941      $     690,167      $   3,074,615
                                                 =============      =============      =============      =============

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                        AGGRESSIVE EQUITY                        INFORMATION
                                               ------------------------------------  ------------------------------------
                                                 FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                               DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2001
                                               -----------------  -----------------  -----------------  -----------------
CLASS X SHARES
SHARES
Sold.........................................          509,630          1,397,087          1,231,320          1,948,510
Reinvestment of dividends and
 distributions...............................           18,446             30,020              8,879              1,168
Redeemed.....................................       (2,283,437)        (4,314,752)        (1,403,794)        (1,403,159)
                                                 -------------      -------------      -------------      -------------
NET INCREASE (DECREASE) - CLASS X............       (1,755,361)        (2,887,645)          (163,595)           546,519
                                                 =============      =============      =============      =============
AMOUNT
Sold.........................................    $   4,830,784      $  16,147,379      $   4,977,166      $  12,940,416
Reinvestment of dividends and
 distributions...............................          166,751            337,431             30,365              7,156
Redeemed.....................................      (20,770,890)       (48,169,868)        (5,635,114)        (8,662,660)
                                                 -------------      -------------      -------------      -------------
NET INCREASE (DECREASE) - CLASS X............    $ (15,773,355)     $ (31,685,058)     $    (627,583)     $   4,284,912
                                                 =============      =============      =============      =============

CLASS Y SHARES
SHARES
Sold.........................................          898,928          1,302,417          1,480,252          1,447,185
Reinvestment of dividends and
 distributions...............................            2,048              4,687             19,507              1,328
Redeemed.....................................         (493,572)          (410,601)        (1,198,346)          (252,179)
                                                 -------------      -------------      -------------      -------------
NET INCREASE - CLASS Y.......................          407,404            896,503            301,413          1,196,334
                                                 =============      =============      =============      =============
AMOUNT
Sold.........................................    $   8,064,893      $  14,654,081      $   6,091,649      $   8,921,999
Reinvestment of dividends and
 distributions...............................           18,474             52,589             66,715              8,125
Redeemed.....................................       (4,357,220)        (4,389,258)        (4,632,677)        (1,412,719)
                                                 -------------      -------------      -------------      -------------
NET INCREASE - CLASS Y.......................    $   3,726,147      $  10,317,412      $   1,525,687      $   7,517,405
                                                 =============      =============      =============      =============

                                                            STRATEGIST
                                               ------------------------------------
                                                 FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED
                                               DECEMBER 31, 2002  DECEMBER 31, 2001
                                               -----------------  -----------------
CLASS X SHARES
SHARES
Sold.........................................        2,231,806          3,700,673
Reinvestment of dividends and
 distributions...............................          533,612          2,817,502
Redeemed.....................................      (10,138,810)       (11,126,380)
                                                 -------------      -------------
NET INCREASE (DECREASE) - CLASS X............       (7,373,392)        (4,608,205)
                                                 =============      =============
AMOUNT
Sold.........................................    $  29,626,858      $  55,551,505
Reinvestment of dividends and
 distributions...............................        6,886,291         40,899,471
Redeemed.....................................     (132,429,889)      (164,253,283)
                                                 -------------      -------------
NET INCREASE (DECREASE) - CLASS X............    $ (95,916,740)     $ (67,802,307)
                                                 =============      =============
CLASS Y SHARES
SHARES
Sold.........................................        2,032,687          2,679,997
Reinvestment of dividends and
 distributions...............................           59,152            164,477
Redeemed.....................................         (861,112)          (810,739)
                                                 -------------      -------------
NET INCREASE - CLASS Y.......................        1,230,727          2,033,735
                                                 =============      =============
AMOUNT
Sold.........................................    $  26,882,788      $  39,753,947
Reinvestment of dividends and
 distributions...............................          756,901          2,377,776
Redeemed.....................................      (11,078,267)       (12,119,597)
                                                 -------------      -------------
NET INCREASE - CLASS Y.......................    $  16,561,422      $  30,012,126
                                                 =============      =============

Morgan Stanley Variable Investments Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002

1. ORGANIZATION AND ACCOUNTING POLICIES
Morgan Stanley Variable Investment Series (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. Investments in the Fund may be made only by (1) Northbrook Life Insurance Company to fund the benefits under variable annuity contracts and variable life insurance contracts it issues; (2) Allstate Life Insurance Company to fund the benefits under variable annuity contracts it issues; (3) Glenbrook Life and Annuity Company to fund the benefits under variable annuity contracts and variable life insurance contracts it issues; and
(4) Paragon Life Insurance Company to fund the benefits under variable life insurance contracts it issues to certain employees of Morgan Stanley, the parent company of Morgan Stanley Investment Advisors Inc. (the "Investment Manager").

The Fund, organized on February 25, 1983 as a Massachusetts business trust, consists of sixteen Portfolios ("Portfolios") which commenced operations as follows:

                                        COMMENCEMENT OF
PORTFOLIO                                  OPERATIONS
---------                             --------------------
Money Market........................         March 9, 1984
Limited Duration*...................           May 4, 1999
Quality Income Plus.................         March 1, 1987
High Yield..........................         March 9, 1984
Utilities...........................         March 1, 1990
Income Builder......................      January 21, 1997
Dividend Growth.....................         March 1, 1990
Global Dividend Growth..............     February 23, 1994
                                        COMMENCEMENT OF
PORTFOLIO                                  OPERATIONS
---------                             --------------------
European Growth.....................         March 1, 1991
Pacific Growth......................     February 23, 1994
Equity..............................         March 9, 1984
S&P 500 Index.......................          May 18, 1998
Global Advantage**..................          May 18, 1998
Aggressive Equity...................           May 4, 1999
Information.........................      November 6, 2000
Strategist..........................         March 1, 1987

------------------

 *    Formerly Short-Term Bond (the Portfolio's name changed effective May 1,
      2002).
 ** Formerly Competitive Edge "Best Ideas" (the Portfolio's name changed effective July 30, 2002).

On June 5, 2000, the Fund commenced offering one additional class of shares (Class Y shares). The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered by Paragon Life Insurance Company and other contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered by Northbrook Life Insurance Company, Allstate Life Insurance Company, and Glenbrook Life and Annuity Company offered on or after June 5, 2000.

Morgan Stanley Variable Investments Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

The investment objectives of each Portfolio are as follows:

        PORTFOLIO                          INVESTMENT OBJECTIVE
       Money Market         Seeks high current income, preservation of capital
                            and liquidity by investing in short-term money
                            market instruments.
     Limited Duration       Seeks to provide a high level of current income
                            consistent with the preservation of capital, by
                            investing primarily in bonds issued or guaranteed
                            as to principal and interest by the U.S.
                            Government, its agencies or instrumentalities and
                            investment grade corporate and other types of
                            bonds including asset-backed securities.
   Quality Income Plus      Seeks, as its primary objective, to earn a high
                            level of current income and, as a secondary
                            objective, capital appreciation, but only when
                            consistent with its primary objective, by
                            investing primarily in U.S. Government securities
                            and higher-rated fixed income securities.
        High Yield          Seeks, as its primary objective, to earn a high
                            level of current income and, as a secondary
                            objective, capital appreciation, but only when
                            consistent with its primary objective, by
                            investing primarily in lower-rated fixed income
                            securities.
        Utilities           Seeks both capital appreciation and current income
                            by investing in equity and fixed income securities
                            of companies engaged in the utilities industry.
      Income Builder        Seeks, as its primary objective, to earn
                            reasonable income and, as a secondary objective,
                            growth of capital by investing primarily in
                            income-producing equity securities.
     Dividend Growth        Seeks to provide reasonable current income and
                            long-term growth of income and capital by
                            investing primarily in common stocks of companies
                            with a record of paying dividends and the
                            potential for increasing dividends.
  Global Dividend Growth    Seeks to provide reasonable current income and
                            long-term growth of income and capital by
                            investing primarily in common stocks of companies,
                            issued by issuers worldwide, with a record of
                            paying dividends and the potential for increasing
                            dividends.
     European Growth        Seeks to maximize the capital appreciation of its
                            investments by investing primarily in securities
                            issued by issuers located in Europe.
      Pacific Growth        Seeks to maximize the capital appreciation of its
                            investments by investing primarily in securities
                            issued by issuers located in Asia, Australia and
                            New Zealand.
          Equity            Seeks, as its primary objective, capital growth
                            and, as a secondary objective, income, but only
                            when consistent with its primary objective, by
                            investing primarily in equity securities and
                            securities convertible into equity securities.

Morgan Stanley Variable Investments Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

        PORTFOLIO                          INVESTMENT OBJECTIVE
      S&P 500 Index         Seeks to provide investment results that, before
                            expenses, correspond to the total return of the
                            Standard & Poor's 500 Composite Stock Price Index
                            (the "S&P 500 Index") by investing primarily in
                            common stocks included in the S&P 500 Index.
     Global Advantage       Seeks long-term capital growth. Effective
                            July 30, 2002, the Portfolio seeks to achieve its
                            objective by investing at least 65% of its assets
                            in equity securities of companies located
                            throughout the world (including the U.S.). Prior
                            to July 30, 2002, the Portfolio seeked to achieve
                            its objective by investing primarily in the common
                            stock of U.S. and non-U.S. companies included in
                            the "Best Ideas" list, a research compilation
                            assembled and maintained by Morgan Stanley Equity
                            Research.
    Aggressive Equity       Seeks long-term capital growth by investing
                            primarily in equity securities of companies that
                            offer the potential for superior earnings growth.
       Information          Seeks long-term capital appreciation by investing
                            primarily in common stocks and investment grade
                            convertible securities of companies throughout the
                            world that are engaged in the communications and
                            information industry.
        Strategist          Seeks a high total investment return through a
                            fully managed investment policy utilizing equity,
                            investment grade fixed income and money market
                            securities and writing covered options.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Money Market: securities are valued at amortized cost which approximates market value. All remaining Portfolios: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) futures contracts are valued at the latest price published by the commodities exchange on which they trade;
(4) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager (or, in the case of European Growth and Pacific Growth, by Morgan Stanley Investment Management Inc. (the "Sub-Advisor"))that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (5) certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Trustees and;

Morgan Stanley Variable Investments Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

(6) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. The Fund amortizes premiums and accretes discounts over the life of the respective securities.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments, known as variation margin, are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. FOREIGN CURRENCY TRANSLATION AND FORWARD FOREIGN CURRENCY CONTRACTS -- The books and records of the Fund are maintained in U.S. dollars as follows:
(1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and
(2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a

Morgan Stanley Variable Investments Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX POLICY -- It is the Fund's policy to comply individually for each Portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

H. EXPENSES -- Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios. The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by a Portfolio.

I. USE OF ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Morgan Stanley Variable Investments Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS
Pursuant to an Investment Management Agreement (the "Agreement"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to each Portfolios' net assets determined at the close of each business day:

Money Market -- 0.50% to the portion of daily net assets not exceeding $500 million; 0.425% to the portion of daily net assets exceeding $500 million but not exceeding $750 million and 0.375% to the portion of daily net assets exceeding $750 million.

Limited Duration -- 0.45%.

Quality Income Plus -- 0.50% to the portion of daily net assets not exceeding $500 million and 0.45% to the portion of daily net assets exceeding $500 million.

High Yield -- 0.50% to the portion of daily net assets not exceeding $500 million and 0.425% to the portion of daily net assets exceeding $500 million.

Utilities -- 0.65% to the portion of daily net assets not exceeding $500 million; 0.55% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion and 0.525% to the portion of daily net assets exceeding $1 billion.

Income Builder -- 0.75%.

Dividend Growth -- 0.625% to the portion of daily net assets not exceeding $500 million; 0.50% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion; 0.475% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; 0.45% to the portion of daily net assets exceeding $2 billion but not exceeding $3 billion and 0.425% to the portion of daily net assets exceeding $3 billion.

Global Dividend Growth -- 0.75% to the portion of daily net assets not exceeding $1 billion and 0.725% to the portion of daily net assets exceeding $1 billion.

European Growth -- 0.95% to the portion of daily net assets not exceeding $500 million and 0.90% to the portion of daily net assets exceeding $500 million.

Pacific Growth -- 0.95%.

Morgan Stanley Variable Investments Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

Equity -- 0.50% to the portion of daily net assets not exceeding $1 billion; 0.475% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion and 0.45% to the portion of daily net assets exceeding $2 billion.

S&P 500 Index -- 0.40%.

Global Advantage -- 0.65%.

Information -- 0.75%

Aggressive Equity -- 0.75%.

Strategist -- 0.50% to the portion of daily net assets not exceeding $1.5 billion and 0.475% to the portion of daily net assets exceeding $1.5 billion.

Under a Sub-Advisory Agreement between the Investment Manager and the Sub-Advisor, the Sub-Advisor provides European Growth and Pacific Growth with investment advice and portfolio management relating to the Portfolios' investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of its monthly compensation.

The Investment Manager has agreed to assume all operating expenses (except for distribution fees) and to waive its compensation to the extent that such expenses and compensation on an annualized basis exceed 0.50% of the daily net assets of S&P 500 Index.

3. PLAN OF DISTRIBUTION
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager and Sub-Advisor. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

Morgan Stanley Variable Investments Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES
Purchases and sales/maturities of portfolio securities, excluding short-term investments (except for the Money Market Portfolio), for the year ended December 31, 2002 were as follows:

                                         U.S. GOVERNMENT SECURITIES                  OTHER
                                      --------------------------------  --------------------------------
                                        PURCHASES     SALES/MATURITIES    PURCHASES     SALES/MATURITIES
                                      --------------  ----------------  --------------  ----------------
Money Market........................  $1,077,224,071   $1,063,781,649   $9,653,837,638   $9,653,874,890
Limited Duration....................     121,319,360       33,758,792       35,821,506       10,812,691
Quality Income Plus.................      18,509,648       22,479,708      511,670,082      498,615,491
High Yield..........................        --              --              27,601,042       35,712,630
Utilities...........................       6,789,486        9,195,360      117,797,852      147,611,530
Income Builder......................        --              --              49,074,587       48,084,389
Dividend Growth.....................        --              --             237,638,532      406,234,565
Global Dividend Growth..............        --              --              44,043,180       73,183,222
European Growth.....................        --              --             251,030,504      314,619,639
Pacific Growth......................        --              --              94,533,182      105,885,592
Equity..............................      26,100,335       26,135,696    1,753,564,728    1,945,509,326
S&P 500 Index.......................        --              --              23,237,821       10,068,883
Global Advantage....................        --              --              41,823,782       48,392,077
Aggressive Equity...................       5,178,355        5,180,762      175,389,933      190,144,860
Information.........................        --              --              12,938,315       12,230,018
Strategist..........................     331,582,900      331,560,299      192,329,344      223,387,154

Included in the aforementioned purchases and sales of portfolio securities of S&P 500 Index are purchases and sales of Morgan Stanley, an affiliate of the Investment Manager, Sub-Advisor and Distributor, of $86,130 and $27,751, respectively, including realized losses of $36,275.

The following Portfolios had transactions in Allstate Corp. common stock, an affiliate of the Fund:

                                                              NET REALIZED
                                      PURCHASES     SALES     GAINS/LOSSES
                                      ----------  ----------  ------------
Income Builder......................  $1,298,086      --          --
Equity..............................   8,998,334  $4,651,295    $ 48,696
S&P 500 Index.......................      44,016      22,246      (4,856)
Aggressive Equity...................     916,298     669,530      37,551
Strategist..........................      --       1,958,651     993,151

The following Portfolios had transactions in MetLife Inc. common stock, an affiliate of the Fund:

                                                              NET REALIZED
                                      PURCHASES     SALES     GAINS/LOSSES
                                      ----------  ----------  ------------
Quality Income Plus.................  $5,185,453  $1,267,525    $50,932
S&P 500 Index.......................      34,171      23,379     (8,987)

Morgan Stanley Variable Investments Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

Included in the aforementioned transactions of Dividend Growth, Global Dividend Growth, Equity, Information, Pacific Growth and Aggressive Equity are purchases with other Morgan Stanley Funds of $410,000, $82,000, $3,237,279, $25,692,
$183,287 and $117,345, respectively. Included in the aforementioned transactions of Dividend Growth, Global Dividend Growth, Equity, Global Advantage and Aggressive Equity are sales with other Morgan Stanley Funds of $4,861,098, $673,534, $2,494,564, $739,276 and $198,511, respectively, including net realized gains (losses) of $(312,855), $(650,324), $622,635, $(214,132) and
$(60,561), respectively.

For the year ended December 31, 2002, the following Portfolios incurred brokerage commissions with Morgan Stanley DW Inc., an affiliate of the Investment Manager, Sub-Advisor and Distributor, for portfolio transactions executed on behalf of the Portfolio:

                      GLOBAL
           DIVIDEND  DIVIDEND          AGGRESSIVE
UTILITIES   GROWTH    GROWTH   EQUITY    EQUITY    INFORMATION
---------  --------  --------  ------  ----------  -----------
 $ 1,350    $7,380    $1,575    $806    $17,522      $3,479
 =======    ======    ======    ====    =======      ======

For the year ended December 31, 2002, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager, Sub-Advisor and Distributor, for portfolio transactions executed on behalf of the Portfolio:

                               GLOBAL
           INCOME   DIVIDEND  DIVIDEND  PACIFIC
UTILITIES  BUILDER   GROWTH    GROWTH   GROWTH
---------  -------  --------  --------  -------
$163,944   $17,023  $133,515  $34,085   $23,149
========   =======  ========  =======   =======

            GLOBAL    AGGRESSIVE
 EQUITY    ADVANTAGE   EQUITY     INFORMATION  STRATEGIST
---------  ---------  ----------  -----------  ----------
$419,398    $21,750    $ 84,132     $ 9,553     $50,299
========    =======    ========     =======     =======

Included in the receivable for investments sold at December 31, 2002 for Equity and Aggressive Equity are $915,193 and $114,537, respectively, for unsettled trades with Morgan Stanley & Co., Inc.

For the year ended December 31, 2002, Pacific Growth incurred brokerage commissions of $368 with China International Capital Corp., an affiliate of the Investment Manager, Sub Advisor and Distributor, for portfolio transactions executed on behalf of the Portfolio.

Morgan Stanley Trust, an affiliate of the Investment Manager, Sub-Advisor and Distributor, is the Fund's transfer agent.

Morgan Stanley Variable Investments Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 2002 included in Trustees' fees and expenses in the Statement of Operations and the accrued pension liability included in accrued expenses in the Statement of Assets and Liabilities are as follows:

                                AGGREGATE PENSION COSTS
---------------------------------------------------------------------------------------
                       QUALITY                                                  GLOBAL
 MONEY     LIMITED     INCOME     HIGH                  INCOME     DIVIDEND    DIVIDEND
MARKET     DURATION     PLUS      YIELD    UTILITIES    BUILDER     GROWTH      GROWTH
-------    --------    -------    -----    ---------    -------    --------    --------
$1,530       $71       $  661     $289       $1,549      $257       $1,754       $403
======       ===       ======     ====       ======      ====       ======       ====

EUROPEAN    PACIFIC                S&P 500     GLOBAL      AGGRESSIVE
GROWTH      GROWTH      EQUITY     INDEX      ADVANTAGE     EQUITY       STRATEGIST
--------    --------    -------    -------    ---------    ----------    ----------
 $  449       $53       $1,452       $270       $   62        $119         $1,793
 ======       ===       ======       ====       ======        ====         ======

                                ACCRUED PENSION LIABILITY
------------------------------------------------------------------------------------------
                        QUALITY                                                    GLOBAL
 MONEY      LIMITED     INCOME      HIGH                   INCOME     DIVIDEND    DIVIDEND
 MARKET     DURATION     PLUS       YIELD     UTILITIES    BUILDER     GROWTH      GROWTH
--------    --------    -------    -------    ---------    -------    --------    --------
$11,536        $ 41     $7,174     $3,805       $5,881      $774      $10,501      $1,261
=======        ====     ======     ======       ======      ====      =======      ======

EUROPEAN    PACIFIC                S&P 500     GLOBAL      AGGRESSIVE
GROWTH      GROWTH      EQUITY     INDEX      ADVANTAGE     EQUITY       STRATEGIST
--------    --------    -------    -------    ---------    ----------    ----------
$ 1,565        $374     $7,336     $  259       $   81        $114         $ 8,645
=======        ====     ======     ======       ======        ====         =======

Morgan Stanley Variable Investments Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

5. FEDERAL INCOME TAX STATUS
At December 31, 2002, the following Portfolios had an approximate net capital loss carryover which may be used to offset future capital gains to the extent provided by regulations:

                                                                   (AMOUNTS IN THOUSANDS)
                                      --------------------------------------------------------------------------------
   AVAILABLE THROUGH DECEMBER 31,      2003    2004    2005    2006     2007      2008      2009      2010     TOTAL
------------------------------------  ------  ------  ------  -------  -------  --------  --------  --------  --------
Limited Duration....................    --      --      --      --       --        --        --     $    497  $    497
Quality Income Plus.................    --    $2,491    --      --     $10,670  $ 10,496     --       20,513    44,170
High Yield..........................  $2,984   5,521    --    $ 2,735   10,786     7,524  $ 47,273    63,495   140,318
Utilities...........................    --      --      --      --       --        --          307    41,442    41,749
Income Builder......................    --      --      --      --         180     1,746     4,585     4,741    11,252
Dividend Growth.....................    --      --      --      --       --      233,060    55,108   134,519   422,687
Global Dividend Growth..............    --      --      --      --       --        --        3,080     7,538    10,618
European Growth.....................    --      --      --      --       --        --       45,188    22,026    67,214
Pacific Growth......................    --      --    $6,035   33,536    --        --        7,442     3,806    50,819
Equity..............................    --      --     3,342       14    --        --      490,528   129,927   623,811
S&P 500 Index.......................    --      --      --      --       --          175     8,081    14,114    22,370
Global Advantage....................    --      --      --      --       --        --       14,642    14,172    28,814
Aggressive Equity...................    --      --      --      --          68    10,199    39,094    13,048    62,409
Information.........................    --      --      --      --       --        --        3,344     5,313     8,657
Strategist..........................    --      --      --      --       --        --       23,765    15,301    39,066

Net capital and net foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Portfolios' next taxable year. The following Portfolios incurred and will elect to defer post-October losses during fiscal 2002: Limited Duration -- $275,000; Quality Income Plus -- $1,724,000; High Yield -- $38,230,000; Utilities -- $298,000; Income Builder -- $671,000; Dividend
Growth -- $11,053,000; Global Dividend Growth -- $6,094,000; European Growth -- $3,156,000; Pacific Growth -- $561,000; Equity -- $177,000; S&P 500 Index --
$474,000; Global Advantage -- $274,000; Aggressive Equity -- $852,000; Information -- $227,000; Strategist -- $4,646,000.

Morgan Stanley Variable Investments Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

At December 31, 2002, the primary reason(s) for significant temporary/permanent book/tax differences were as follows:

                                        TEMPORARY DIFFERENCES      PERMANENT DIFFERENCES
                                      -------------------------  --------------------------
                                        POST-         LOSS         FOREIGN       EXPIRED
                                       OCTOBER   DEFERRALS FROM    CURRENCY    CAPITAL LOSS
                                       LOSSES      WASH SALES    GAINS/LOSSES  CARRYFORWARD
                                      ---------  --------------  ------------  ------------
Limited Duration....................        -
Quality Income Plus.................        -                                           -
High Yield..........................        -              -                            -
Utilities...........................        -              -
Income Builder......................        -              -
Dividend Growth.....................        -              -
Global Dividend Growth..............        -              -              -
European Growth.....................        -              -              -
Pacific Growth......................        -              -              -
Equity..............................        -              -
S&P 500 Index.......................        -              -
Global Advantage....................        -              -              -
Aggressive Equity...................        -              -
Information.........................        -              -
Strategist..........................        -              -

Additionally, the following Portfolios had other temporary differences: Global Dividend Growth and Pacific Growth -- income from mark-to-market of passive foreign investment companies ("PFICs"); Global Dividend Growth, European Growth and Global Advantage -- income/loss from the mark-to-market of forward foreign currency contracts; Limited Duration, Quality Income Plus, S&P 500 Index, Aggressive Equity and Strategist -- capital gain/loss from the mark-to-market of futures contracts; High Yield -- interest on bonds in default. The following Portfolios had permanent differences: Pacific Growth and Information -- a net operating loss; Pacific Growth -- tax adjustments on PFICs sold by the Portfolio; Limited Duration, Quality Income Plus and Strategist -- gain/loss on paydowns. The following Portfolios had temporary and permanent differences attributable to book amortization of premiums/discounts on debt securities; Limited Duration, Quality Income Plus, High Yield, Utilities, Income Builder and Strategist.

Morgan Stanley Variable Investments Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

To reflect reclassifications arising from the permanent differences, the following accounts were (charged) credited:

                                       ACCUMULATED UNDISTRIBUTED    ACCUMULATED UNDISTRIBUTED
                                      NET INVESTMENT INCOME (LOSS)  NET REALIZED GAIN (LOSS)   PAID-IN-CAPITAL
                                      ----------------------------  -------------------------  ---------------
Limited Duration....................          $   399,400                  $ (399,400)              --
Quality Income Plus.................            2,520,142                   1,853,641            $(4,373,783)
High Yield..........................           (1,404,824)                  4,660,810             (3,255,986)
Utilities...........................               41,667                     (41,667)              --
Income Builder......................               14,402                     (14,402)              --
Global Dividend Growth..............              201,872                    (201,872)              --
European Growth.....................             (297,764)                    297,764               --
Pacific Growth......................              274,690                    (119,203)              (155,487)
S&P 500 Index.......................              (10,871)                     10,871               --
Global Advantage....................               54,571                     (54,571)              --
Aggressive Equity...................                  (59)                         59               --
Information.........................               92,994                  --                        (92,994)
Strategist..........................              988,111                    (988,111)              --

6. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS
All of the Portfolios (except for Money Market, Quality Income Plus, Dividend Growth, Equity and S&P 500 Index) may enter into forward contracts to facilitate settlement of foreign currency denominated foreign securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these forward contracts from the potential inability of the counterparties to meet the terms of their contracts.

At December 31, 2002, Global Dividend Growth, European Growth, Pacific Growth and Global Advantage had outstanding forward contracts.

All Portfolios (except Money Market, High Yield, Income Builder, Dividend Growth and Equity) may invest in futures contracts. Futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The respective Portfolio bears the risk of an unfavorable change in the value of the underlying securities.

At December 31, 2002, Limited Duration, Quality Income Plus, S&P 500 Index, Aggressive Equity and Strategist had outstanding futures contracts.

Morgan Stanley Variable Investments Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

At December 31, 2002, European Growth's investments in securities of issuers in the United Kingdom represented 38.4% of the Portfolio's net assets and Pacific Growth's investments in securities of issuers in Japan represented 54.8% of the Portfolio's net assets. These investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in these regions.

At December 31, 2002, Global Dividend Growth's, European Growth's, Pacific Growth's and Information's cash balance consisted principally of interest bearing deposits with J.P. Morgan Chase Bank, the custodian of each Portfolio.

7. LIQUIDATION
On August 20, 2002, shareholders of the Capital Growth Portfolio approved its liquidation. On August 23, 2002, the Portfolio was liquidated, with the value of the Portfolio's shares transferred to the Money Market Portfolio.

Morgan Stanley Variable Investment Series
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                NET ASSET
YEAR                              VALUE             NET             NET REALIZED         TOTAL FROM         DIVIDENDS
ENDED                           BEGINNING        INVESTMENT        AND UNREALIZED        INVESTMENT             TO
DECEMBER 31                     OF PERIOD          INCOME           GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------                     ---------        ----------        --------------        ----------        ------------
MONEY MARKET
CLASS X SHARES
1998....................         $ 1.00            $0.051              --                 $ 0.051            $(0.051)
1999....................           1.00             0.047              --                   0.047             (0.047)
2000(a).................           1.00             0.058*             --                   0.058             (0.058)**
2001....................           1.00             0.039*             --                   0.039             (0.039)**
2002....................           1.00             0.013*             --                   0.013             (0.013)**
CLASS Y SHARES
2000(b).................           1.00             0.033*             --                   0.033             (0.033)**
2001....................           1.00             0.036*             --                   0.036             (0.036)**
2002....................           1.00             0.011*             --                   0.011             (0.011)**
LIMITED DURATION
CLASS X SHARES
1999(d).................          10.00              0.27              $(0.12)               0.15              (0.27)
2000(a).................           9.88              0.51*               0.05                0.56              (0.48)
2001....................           9.96              0.40*               0.26                0.66              (0.45)
2002....................          10.17              0.27*               0.13                0.40              (0.36)
CLASS Y SHARES
2000(b).................           9.86              0.28*               0.09                0.37              (0.28)
2001....................           9.95              0.35*               0.28                0.63              (0.42)
2002....................          10.16              0.24*               0.14                0.38              (0.34)
QUALITY INCOME PLUS
CLASS X SHARES
1998....................          10.77              0.68                0.23                0.91              (0.68)
1999....................          11.00              0.67               (1.14)              (0.47)             (0.67)
2000(a).................           9.86              0.68*               0.37                1.05              (0.69)
2001....................          10.22              0.61*               0.34                0.95              (0.62)
2002....................          10.55              0.58*              (0.02)               0.56              (0.64)
CLASS Y SHARES
2000(b).................           9.80              0.38*               0.42                0.80              (0.39)
2001....................          10.21              0.57*               0.36                0.93              (0.60)
2002....................          10.54              0.54*              (0.01)               0.53              (0.61)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                         TOTAL            NET ASSET                       NET ASSETS
YEAR                            DISTRIBUTIONS          DIVIDENDS            VALUE                           END OF
ENDED                                TO                   AND              END OF           TOTAL           PERIOD
DECEMBER 31                     SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------                     -------------        -------------        ---------        -------        ----------
MONEY MARKET
CLASS X SHARES
1998....................           --                   $(0.051)           $ 1.00            5.18%         $442,034
1999....................           --                    (0.047)             1.00            4.80           435,643
2000(a).................           --                    (0.058)             1.00            6.01           358,793
2001....................           --                    (0.039)             1.00            3.94           452,765
2002....................           --                    (0.013)             1.00            1.34           432,817
CLASS Y SHARES
2000(b).................           --                    (0.033)             1.00            3.37(1)         13,813
2001....................           --                    (0.036)             1.00            3.68           105,952
2002....................           --                    (0.011)             1.00            1.08           133,506
LIMITED DURATION
CLASS X SHARES
1999(d).................           --                     (0.27)             9.88            1.56(1)          3,175
2000(a).................           --                     (0.48)             9.96            5.85             6,427
2001....................           --                     (0.45)            10.17            6.72            25,858
2002....................           $(0.04)                (0.40)            10.17            4.06            73,476
CLASS Y SHARES
2000(b).................           --                     (0.28)             9.95            3.82(1)          1,430
2001....................           --                     (0.42)            10.16            6.49            25,050
2002....................            (0.04)                (0.38)            10.16            3.81            72,800
QUALITY INCOME PLUS
CLASS X SHARES
1998....................           --                     (0.68)            11.00            8.67           547,583
1999....................           --                     (0.67)             9.86           (4.32)          456,132
2000(a).................           --                     (0.69)            10.22           11.09           406,508
2001....................           --                     (0.62)            10.55            9.57           452,757
2002....................           --                     (0.64)            10.47            5.51           423,685
CLASS Y SHARES
2000(b).................           --                     (0.39)            10.21            8.31(1)          5,176
2001....................           --                     (0.60)            10.54            9.33            54,115
2002....................           --                     (0.61)            10.46            5.26           102,262

                              RATIOS TO AVERAGE
                                  NET ASSETS
                          --------------------------
YEAR                                         NET            PORTFOLIO
ENDED                                     INVESTMENT        TURNOVER
DECEMBER 31               EXPENSES          INCOME            RATE
-----------               --------        ----------        ---------
MONEY MARKET
CLASS X SHARES
1998....................     0.52%            5.04%             N/A
1999....................     0.52             4.68              N/A
2000(a).................     0.52             5.83              N/A
2001....................     0.51             3.69              N/A
2002....................     0.51             1.32              N/A
CLASS Y SHARES
2000(b).................     0.77(2)          5.86(2)           N/A
2001....................     0.76             3.44              N/A
2002....................     0.76             1.07              N/A
LIMITED DURATION
CLASS X SHARES
1999(d).................     0.62(2)(4)       4.83(2)(4)         56%(1)
2000(a).................     0.98             5.08               16
2001....................     0.61(6)#         3.84(6)           133
2002....................     0.48             2.65               58
CLASS Y SHARES
2000(b).................     1.17(2)          5.00(2)            16
2001....................     0.86(6)#         3.59(6)           133
2002....................     0.73             2.40               58
QUALITY INCOME PLUS
CLASS X SHARES
1998....................     0.52             6.23              152
1999....................     0.52             6.45              119
2000(a).................     0.52             6.90              105
2001....................     0.53             5.82              150
2002....................     0.52             5.57              106
CLASS Y SHARES
2000(b).................     0.77(2)          6.53(2)           105
2001....................     0.78             5.57              150
2002....................     0.77             5.32              106

Morgan Stanley Variable Investment Series
FINANCIAL HIGHLIGHTS CONTINUED

                                NET ASSET
YEAR                              VALUE             NET             NET REALIZED         TOTAL FROM         DIVIDENDS
ENDED                           BEGINNING        INVESTMENT        AND UNREALIZED        INVESTMENT             TO
DECEMBER 31                     OF PERIOD          INCOME           GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------                     ---------        ----------        --------------        ----------        ------------
HIGH YIELD
CLASS X SHARES
1998....................         $ 6.12             $0.71              $(1.05)             $(0.34)            $(0.71)
1999....................           5.07              0.68               (0.74)              (0.06)             (0.68)
2000(a).................           4.33              0.66*              (1.90)              (1.24)             (0.66)
2001....................           2.43              0.33*              (1.09)              (0.76)             (0.34)
2002....................           1.33              0.26*              (0.34)              (0.08)             (0.22)
CLASS Y SHARES
2000(b).................           3.92              0.37*              (1.48)              (1.11)             (0.38)
2001....................           2.43              0.32*              (1.08)              (0.76)             (0.34)
2002....................           1.33              0.24*              (0.32)              (0.08)             (0.22)
UTILITIES
CLASS X SHARES
1998....................          18.59              0.57                3.68                4.25              (0.57)
1999....................          21.25              0.55                2.08                2.63              (0.55)
2000(a).................          22.90              0.49*               0.17                0.66              (0.49)
2001....................          21.69              0.39*              (5.74)              (5.35)             (0.41)
2002....................          14.73              0.37*              (3.72)              (3.35)             (0.38)
CLASS Y SHARES
2000(b).................          22.98              0.24*               0.19                0.43              (0.35)
2001....................          21.68              0.35*              (5.74)              (5.39)             (0.37)
2002....................          14.72              0.34*              (3.72)              (3.38)             (0.35)
INCOME BUILDER
CLASS X SHARES
1998....................          11.76              0.56               (0.19)               0.37              (0.56)
1999....................          11.46              0.58                0.21                0.79              (0.56)
2000(a).................          11.44              0.55*              (0.54)               0.01              (0.56)
2001....................          10.86              0.47*              (0.22)               0.25              (0.50)++
2002....................          10.61              0.42*              (1.22)              (0.80)             (0.43)++++
CLASS Y SHARES
2000(b).................          11.15              0.32*              (0.21)               0.11              (0.39)
2001....................          10.85              0.42*              (0.19)               0.23              (0.48)++
2002....................          10.60              0.39*              (1.22)              (0.83)             (0.41)++++

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                         TOTAL            NET ASSET                       NET ASSETS
YEAR                            DISTRIBUTIONS          DIVIDENDS            VALUE                           END OF
ENDED                                TO                   AND              END OF           TOTAL           PERIOD
DECEMBER 31                     SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------                     -------------        -------------        ---------        -------        ----------
HIGH YIELD
CLASS X SHARES
1998....................           --                    $(0.71)           $ 5.07           (6.20)%        $364,079
1999....................           --                     (0.68)             4.33           (1.33)          279,683
2000(a).................           --                     (0.66)             2.43          (32.22)          128,646
2001....................           --                     (0.34)             1.33          (33.75)           64,470
2002....................                                  (0.22)             1.03           (7.14)           45,503
CLASS Y SHARES
2000(b).................           --                     (0.38)             2.43          (30.02)(1)         1,947
2001....................           --                     (0.34)             1.33          (33.92)            6,163
2002....................                                  (0.22)             1.03           (7.36)           10,797
UTILITIES
CLASS X SHARES
1998....................           $(1.02)                (1.59)            21.25           23.76           560,803
1999....................            (0.43)                (0.98)            22.90           12.71           580,487
2000(a).................            (1.38)                (1.87)            21.69            3.03           551,734
2001....................            (1.20)                (1.61)            14.73          (25.75)          327,749
2002....................             0.00                 (0.38)            11.00          (22.87)          189,936
CLASS Y SHARES
2000(b).................            (1.38)                (1.73)            21.68            2.07(1)         19,069
2001....................            (1.20)                (1.57)            14.72          (25.98)           24,550
2002....................             0.00                 (0.35)            10.99          (23.08)           20,157
INCOME BUILDER
CLASS X SHARES
1998....................            (0.11)                (0.67)            11.46            3.21            87,769
1999....................            (0.25)++              (0.81)            11.44            7.06            81,616
2000(a).................            (0.03)(++)            (0.59)            10.86            0.17            59,383
2001....................           --                     (0.50)            10.61            2.30            63,060
2002....................           --                     (0.43)             9.38           (7.64)           49,505
CLASS Y SHARES
2000(b).................            (0.02)(++)            (0.41)            10.85            1.06(1)            965
2001....................           --                     (0.48)            10.60            2.10             7,147
2002....................           --                     (0.41)             9.36           (7.96)           13,930

                              RATIOS TO AVERAGE
                                  NET ASSETS
                          --------------------------
YEAR                                         NET            PORTFOLIO
ENDED                                     INVESTMENT        TURNOVER
DECEMBER 31               EXPENSES          INCOME            RATE
-----------               --------        ----------        ---------
HIGH YIELD
CLASS X SHARES
1998....................     0.53%           12.27%              93%
1999....................     0.53            14.05               48
2000(a).................     0.54            17.40                9
2001....................     0.59            17.33               81
2002....................     0.73            21.71               48
CLASS Y SHARES
2000(b).................     0.79(2)         20.95(2)             9
2001....................     0.84            17.08               81
2002....................     0.98            21.46               48
UTILITIES
CLASS X SHARES
1998....................     0.67             2.89                7
1999....................     0.67             2.51               10
2000(a).................     0.66             2.16               13
2001....................     0.67             2.19               32
2002....................     0.68             2.99               51
CLASS Y SHARES
2000(b).................     0.91(2)          1.93(2)            13
2001....................     0.92             1.94               32
2002....................     0.93             2.74               51
INCOME BUILDER
CLASS X SHARES
1998....................     0.81             5.09               54
1999....................     0.81             4.98               43
2000(a).................     0.81             5.07               51
2001....................     0.81             4.34               45
2002....................     0.80             4.20               75
CLASS Y SHARES
2000(b).................     1.06(2)          5.17(2)            51
2001....................     1.06             3.88               45
2002....................     1.05             3.95               75

Morgan Stanley Variable Investment Series
FINANCIAL HIGHLIGHTS CONTINUED

                                NET ASSET
YEAR                              VALUE               NET              NET REALIZED         TOTAL FROM         DIVIDENDS
ENDED                           BEGINNING         INVESTMENT          AND UNREALIZED        INVESTMENT             TO
DECEMBER 31                     OF PERIOD        INCOME (LOSS)         GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------                     ---------        -------------        --------------        ----------        ------------
DIVIDEND GROWTH
CLASS X SHARES
1998....................         $21.60             $ 0.41                $ 2.58              $ 2.99             $(0.41)
1999....................          22.13               0.39                 (0.55)              (0.16)             (0.39)
2000(a).................          18.32               0.31*                 0.02                0.33              (0.33)
2001....................          14.50               0.26*                (1.02)              (0.76)             (0.26)
2002....................          13.48               0.25*                (2.66)              (2.41)             (0.25)
CLASS Y SHARES
2000(b).................          17.79               0.12*                 0.62                0.74              (0.22)
2001....................          14.49               0.22*                (1.01)              (0.79)             (0.23)
2002....................          13.47               0.22*                (2.66)              (2.44)             (0.22)
GLOBAL DIVIDEND GROWTH
CLASS X SHARES
1998....................          13.89               0.24                  1.45                1.69              (0.24)
1999....................          13.82               0.27                  1.71                1.98              (0.29)
2000(a).................          14.44               0.24*                (0.64)              (0.40)             (0.09)
2001....................          12.73               0.21*                (1.00)              (0.79)             (0.33)
2002....................          11.47               0.21*                (1.62)              (1.41)             (0.19)
CLASS Y SHARES
2000(b).................          13.96               0.08*                (0.11)              (0.03)            --
2001....................          12.71               0.15*                (0.96)              (0.81)             (0.33)
2002....................          11.43               0.18*                (1.61)              (1.43)             (0.18)
EUROPEAN GROWTH
CLASS X SHARES
1998....................          23.54               0.15                  5.53                5.68              (0.31)
1999....................          27.18               0.25                  6.91                7.16              (0.19)
2000(a).................          31.47               0.13*                (1.43)              (1.30)             (0.18)
2001....................          25.37               0.13*                (4.47)              (4.34)             (0.26)
2002....................          16.71               0.12*                (3.66)              (3.54)             (0.20)
CLASS Y SHARES
2000(b).................          32.26              (0.03)*               (2.10)              (2.13)             (0.18)
2001....................          25.33               0.05*                (4.42)              (4.37)             (0.25)
2002....................          16.65               0.08*                (3.63)              (3.55)             (0.19)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                         TOTAL            NET ASSET                       NET ASSETS
YEAR                            DISTRIBUTIONS          DIVIDENDS            VALUE                           END OF
ENDED                                TO                   AND              END OF           TOTAL           PERIOD
DECEMBER 31                     SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------                     -------------        -------------        ---------        -------        ----------
DIVIDEND GROWTH
CLASS X SHARES
1998....................           $(2.05)               $(2.46)           $22.13           14.28%        $2,249,927
1999....................            (3.26)                (3.65)            18.32           (2.39)         2,033,814
2000(a).................            (3.82)                (4.15)            14.50            5.30          1,552,724
2001....................           --                     (0.26)            13.48           (5.20)         1,258,863
2002....................           --                     (0.25)            10.82          (18.01)           819,935
CLASS Y SHARES
2000(b).................            (3.82)                (4.04)            14.49            7.65(1)          19,083
2001....................           --                     (0.23)            13.47           (5.42)            60,393
2002....................           --                     (0.22)            10.81          (18.23)            70,844
GLOBAL DIVIDEND GROWTH
CLASS X SHARES
1998....................            (1.52)                (1.76)            13.82           12.53            484,228
1999....................            (1.07)                (1.36)            14.44           14.65            506,929
2000(a).................            (1.22)                (1.31)            12.73           (2.50)           373,770
2001....................            (0.14)                (0.47)            11.47           (6.25)           285,158
2002....................           --                     (0.19)             9.87          (12.52)           201,022
CLASS Y SHARES
2000(b).................            (1.22)                (1.22)            12.71            0.07(1)           2,211
2001....................            (0.14)                (0.47)            11.43           (6.44)            10,494
2002....................           --                     (0.18)             9.82          (12.72)            20,981
EUROPEAN GROWTH
CLASS X SHARES
1998....................            (1.73)                (2.04)            27.18           23.96            510,638
1999....................            (2.68)                (2.87)            31.47           29.11            579,705
2000(a).................            (4.62)                (4.80)            25.37           (4.92)           508,366
2001....................            (4.06)                (4.32)            16.71          (17.76)           316,196
2002....................           --                     (0.20)            12.97          (21.36)           193,153
CLASS Y SHARES
2000(b).................            (4.62)                (4.80)            25.33           (7.39)(1)         10,580
2001....................            (4.06)                (4.31)            16.65          (17.92)            20,858
2002....................           --                     (0.19)            12.91          (21.53)            22,133

                                RATIOS TO AVERAGE
                                   NET ASSETS
                          -----------------------------
YEAR                                           NET             PORTFOLIO
ENDED                                      INVESTMENT          TURNOVER
DECEMBER 31               EXPENSES        INCOME (LOSS)          RATE
-----------               --------        -------------        ---------
DIVIDEND GROWTH
CLASS X SHARES
1998....................     0.53%              1.85%               45%
1999....................     0.52               1.82                81
2000(a).................     0.54               2.07                34
2001....................     0.55               1.86                19
2002....................     0.57               1.98                21
CLASS Y SHARES
2000(b).................     0.79(2)            1.59(2)             34
2001....................     0.80               1.61                19
2002....................     0.82               1.73                21
GLOBAL DIVIDEND GROWTH
CLASS X SHARES
1998....................     0.84               1.68                52
1999....................     0.83               1.90                43
2000(a).................     0.80               1.88                40
2001....................     0.80               1.76                 9
2002....................     0.81               1.96                17
CLASS Y SHARES
2000(b).................     1.05(2)            1.14(2)             40
2001....................     1.05               1.51                 9
2002....................     1.06               1.71                17
EUROPEAN GROWTH
CLASS X SHARES
1998....................     1.11               0.65                56
1999....................     1.04               0.87                55
2000(a).................     1.00               0.46                78
2001....................     1.02               0.68                82
2002....................     1.05               0.82                92
CLASS Y SHARES
2000(b).................     1.25(2)           (0.18)(2)            78
2001....................     1.27               0.43                82
2002....................     1.30               0.57                92

Morgan Stanley Variable Investment Series
FINANCIAL HIGHLIGHTS CONTINUED

                                NET ASSET
YEAR                              VALUE               NET              NET REALIZED         TOTAL FROM         DIVIDENDS
ENDED                           BEGINNING         INVESTMENT          AND UNREALIZED        INVESTMENT             TO
DECEMBER 31                     OF PERIOD        INCOME (LOSS)         GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------                     ---------        -------------        --------------        ----------        ------------
PACIFIC GROWTH
CLASS X SHARES
1998....................         $ 6.12             $ 0.06                $ (0.75)           $ (0.69)            $(0.28)
1999....................           5.15               0.04                   3.33               3.37              (0.06)
2000(a).................           8.46               0.00*                 (2.78)             (2.78)             (0.12)
2001....................           5.56              (0.01)*                (1.50)             (1.51)             (0.07)
2002....................           3.98              (0.01)*                (0.90)             (0.91)            --
CLASS Y SHARES
2000(b).................           7.70              (0.01)*                (2.01)             (2.02)             (0.12)
2001....................           5.56              (0.02)*                (1.49)             (1.51)             (0.07)
2002....................           3.98              (0.03)*                (0.90)             (0.93)            --
EQUITY
CLASS X SHARES
1998....................          33.58               0.25                   9.47               9.72              (0.25)
1999....................          38.58               0.22                  20.48              20.70              (0.22)
2000(a).................          53.88               0.30*                 (6.46)             (6.16)             (0.29)
2001....................          39.68               0.15*                (10.12)             (9.97)             (0.16)
2002....................          22.66               0.07*                 (4.87)             (4.80)             (0.08)
CLASS Y SHARES
2000(b).................          49.12               0.21*                 (1.68)             (1.47)             (0.24)
2001....................          39.66               0.06*                (10.09)            (10.03)             (0.10)
2002....................          22.64               0.03*                 (4.89)             (4.86)             (0.03)
S&P 500 INDEX
CLASS X SHARES
1998(c).................          10.00               0.06                   1.16               1.22             --
1999....................          11.22               0.06                   2.21               2.27              (0.03)
2000(a).................          13.43               0.12*                 (1.37)             (1.25)             (0.07)
2001....................          12.05               0.10*                 (1.57)             (1.47)             (0.10)
2002....................          10.48               0.10*                 (2.45)             (2.35)             (0.09)
CLASS Y SHARES
2000(b).................          13.47               0.04*                 (1.34)             (1.30)             (0.07)
2001....................          12.04               0.08*                 (1.58)             (1.50)             (0.10)
2002....................          10.44               0.08*                 (2.44)             (2.36)             (0.08)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                         TOTAL            NET ASSET                       NET ASSETS
YEAR                            DISTRIBUTIONS          DIVIDENDS            VALUE                           END OF
ENDED                                TO                   AND              END OF           TOTAL           PERIOD
DECEMBER 31                     SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------                     -------------        -------------        ---------        -------        ----------
PACIFIC GROWTH
CLASS X SHARES
1998....................           --                    $(0.28)           $ 5.15          (10.40)%       $   52,842
1999....................           --                     (0.06)             8.46           66.09            115,927
2000(a).................           --                     (0.12)             5.56          (33.46)            64,209
2001....................           --                     (0.07)             3.98          (27.42)            33,138
2002....................           --                    --                  3.07          (22.86)            20,117
CLASS Y SHARES
2000(b).................           --                     (0.12)             5.56          (26.72)(1)            728
2001....................           --                     (0.07)             3.98          (27.26)             1,640
2002....................           --                    --                  3.05          (23.56)             2,644
EQUITY
CLASS X SHARES
1998....................           $(4.47)                (4.72)            38.58           30.45          1,138,413
1999....................            (5.18)                (5.40)            53.88           58.59          2,083,071
2000(a).................            (7.75)                (8.04)            39.68          (12.35)         1,818,134
2001....................            (6.89)                (7.05)            22.66          (26.87)         1,022,335
2002....................           --                     (0.08)            17.78          (21.21)           622,133
CLASS Y SHARES
2000(b).................            (7.75)                (7.99)            39.66           (3.99)(1)         31,903
2001....................            (6.89)                (6.99)            22.64          (27.07)            61,110
2002....................           --                     (0.03)            17.75          (21.45)            64,829
S&P 500 INDEX
CLASS X SHARES
1998(c).................           --                    --                 11.22           12.20(1)          48,732
1999....................            (0.03)                (0.06)            13.43           20.23            185,963
2000(a).................            (0.06)                (0.13)            12.05           (9.38)           210,530
2001....................           --                     (0.10)            10.48          (12.23)           165,465
2002....................           --                     (0.09)             8.04          (22.48)           110,789
CLASS Y SHARES
2000(b).................            (0.06)                (0.13)            12.04           (9.73)(1)         12,724
2001....................           --                     (0.10)            10.44          (12.53)            46,134
2002....................           --                     (0.08)             8.00          (22.67)            62,977

                                RATIOS TO AVERAGE
                                   NET ASSETS
                          -----------------------------
YEAR                                           NET             PORTFOLIO
ENDED                                      INVESTMENT          TURNOVER
DECEMBER 31               EXPENSES        INCOME (LOSS)          RATE
-----------               --------        -------------        ---------
PACIFIC GROWTH
CLASS X SHARES
1998....................     1.51%              0.91%              112%
1999....................     1.42               0.85               105
2000(a).................     1.21               0.01                46
2001....................     1.73              (0.28)              124
2002....................     1.93              (0.40)              299
CLASS Y SHARES
2000(b).................     1.46(2)           (0.20)(2)            46
2001....................     1.98              (0.53)              124
2002....................     2.18              (0.65)              299
EQUITY
CLASS X SHARES
1998....................     0.52               0.73               257
1999....................     0.51               0.54               323
2000(a).................     0.50               0.62               402
2001....................     0.51               0.55               329
2002....................     0.51               0.36               223
CLASS Y SHARES
2000(b).................     0.75(2)            0.85(2)            402
2001....................     0.76               0.30               329
2002....................     0.76               0.11               223
S&P 500 INDEX
CLASS X SHARES
1998(c).................    --   (3)            1.85(2)(3)           2(1)
1999....................     0.48(4)            1.03(4)              1
2000(a).................     0.45               0.88                 3
2001....................     0.46               0.95                 4
2002....................     0.46               1.15                 5
CLASS Y SHARES
2000(b).................     0.71(2)            0.60(2)              3
2001....................     0.71               0.70                 4
2002....................     0.71               0.90                 5

Morgan Stanley Variable Investment Series
FINANCIAL HIGHLIGHTS CONTINUED

                                NET ASSET
YEAR                              VALUE               NET              NET REALIZED         TOTAL FROM         DIVIDENDS
ENDED                           BEGINNING         INVESTMENT          AND UNREALIZED        INVESTMENT             TO
DECEMBER 31                     OF PERIOD        INCOME (LOSS)         GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------                     ---------        -------------        --------------        ----------        ------------
GLOBAL ADVANTAGE
CLASS X SHARES
1998(c).................         $10.00             $ 0.07                $(0.25)             $(0.18)            --
1999....................           9.82               0.06                  2.56                2.62             $(0.07)
2000(a).................          12.37               0.06*                (2.20)              (2.14)             (0.05)
2001....................          10.18               0.05*                (2.36)              (2.31)             (0.06)
2002....................           7.17               0.05*                (1.53)              (1.48)             (0.06)
CLASS Y SHARES
2000(b).................          12.03               0.00*                (1.82)              (1.82)             (0.05)
2001....................          10.16               0.02*                (2.35)              (2.33)             (0.05)
2002....................           7.14               0.03*                (1.52)              (1.49)             (0.04)
AGGRESSIVE EQUITY
CLASS X SHARES
1999(d).................          10.00               0.05                  4.55                4.60              (0.03)
2000(a).................          14.57               0.05*                (0.30)              (0.25)             (0.01)
2001....................          14.31               0.02*                (4.09)              (4.07)             (0.04)
2002....................          10.20               0.01*                (2.31)              (2.30)             (0.03)
CLASS Y SHARES
2000(b).................          14.66               0.03*                (0.39)              (0.36)             (0.01)
2001....................          14.29              (0.01)*               (4.08)              (4.09)             (0.03)
2002....................          10.17              (0.01)*               (2.31)              (2.32)             (0.01)
INFORMATION
CLASS X SHARES
2000(e).................          10.00               0.06*                (0.75)              (0.69)            --
2001....................           9.31               0.08*                (4.07)              (3.99)             (0.01)
2002....................           5.31              (0.03)*               (2.25)              (2.28)             (0.05)
CLASS Y SHARES
2000(b).................          10.00               0.05*                (0.74)              (0.69)            --
2001....................           9.31               0.06*                (4.06)              (4.00)             (0.01)
2002....................           5.30              (0.04)*               (2.25)              (2.29)             (0.04)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                         TOTAL            NET ASSET                       NET ASSETS
YEAR                            DISTRIBUTIONS          DIVIDENDS            VALUE                           END OF
ENDED                                TO                   AND              END OF           TOTAL           PERIOD
DECEMBER 31                     SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------                     -------------        -------------        ---------        -------        ----------
GLOBAL ADVANTAGE
CLASS X SHARES
1998(c).................           --                    --                $ 9.82           (1.90)%(1)     $ 36,539
1999....................           --                    $(0.07)            12.37           26.88            62,295
2000(a).................           --                     (0.05)            10.18          (17.39)           69,882
2001....................           $(0.64)                (0.70)             7.17          (23.33)           40,084
2002....................           --                     (0.06)             5.63          (20.81)           22,866
CLASS Y SHARES
2000(b).................           --                     (0.05)            10.16          (15.22)(1)         4,666
2001....................            (0.64)                (0.69)             7.14          (23.53)            5,869
2002....................           --                     (0.04)             5.61          (20.94)            5,229
AGGRESSIVE EQUITY
CLASS X SHARES
1999(d).................           --                     (0.03)            14.57           46.08(1)         38,197
2000(a).................           --                     (0.01)            14.31           (1.75)          138,657
2001....................           --                     (0.04)            10.20          (28.46)           69,418
2002....................           --                     (0.03)             7.87          (22.60)           39,724
CLASS Y SHARES
2000(b).................           --                     (0.01)            14.29           (2.48)(1)        13,392
2001....................           --                     (0.03)            10.17          (28.61)           18,652
2002....................           --                     (0.01)             7.84          (22.83)           17,575
INFORMATION
CLASS X SHARES
2000(e).................           --                    --                  9.31           (6.90)(1)         2,686
2001....................           --                     (0.01)             5.31          (42.87)            4,434
2002....................           --                     (0.05)             2.98          (43.09)            2,002
CLASS Y SHARES
2000(b).................           --                    --                  9.31           (6.90)(1)         1,915
2001....................           --                     (0.01)             5.30          (42.99)            7,427
2002....................           --                     (0.04)             2.97          (43.29)            5,066

                                RATIOS TO AVERAGE
                                   NET ASSETS
                          -----------------------------
YEAR                                           NET             PORTFOLIO
ENDED                                      INVESTMENT          TURNOVER
DECEMBER 31               EXPENSES        INCOME (LOSS)          RATE
-----------               --------        -------------        ---------
GLOBAL ADVANTAGE
CLASS X SHARES
1998(c).................    --   (3)            1.74%(2)(3)         31%(1)
1999....................     0.56%(4)           0.72(4)             54
2000(a).................     0.71               0.50                70
2001....................     0.75               0.55                47
2002....................     0.80               0.72               119
CLASS Y SHARES
2000(b).................     0.96(2)            0.06(2)             70
2001....................     1.00               0.30                47
2002....................     1.05               0.47               119
AGGRESSIVE EQUITY
CLASS X SHARES
1999(d).................     0.52(2)(4)         0.86(2)(4)         108(1)
2000(a).................     0.82               0.32               414
2001....................     0.84               0.21               409
2002....................     0.84               0.07               268
CLASS Y SHARES
2000(b).................     1.05(2)            0.32(2)            414
2001....................     1.09              (0.04)              409
2002....................     1.09              (0.18)              268
INFORMATION
CLASS X SHARES
2000(e).................    --   (5)            3.80(2)(5)           1(1)
2001....................    --   (6)            1.27(6)            170
2002....................     1.12              (0.88)              150
CLASS Y SHARES
2000(b).................     0.25(2)(5)         3.55(2)(5)           1(1)
2001....................     0.25(6)            1.02(6)            170
2002....................     1.37              (1.13)              150

Morgan Stanley Variable Investment Series
FINANCIAL HIGHLIGHTS CONTINUED

                                NET ASSET
YEAR                              VALUE               NET              NET REALIZED         TOTAL FROM         DIVIDENDS
ENDED                           BEGINNING         INVESTMENT          AND UNREALIZED        INVESTMENT             TO
DECEMBER 31                     OF PERIOD        INCOME (LOSS)         GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------                     ---------        -------------        --------------        ----------        ------------
STRATEGIST
CLASS X SHARES
1998....................         $14.80               $0.36               $ 3.40              $ 3.76             $(0.36)
1999....................          16.64                0.40                 2.46                2.86              (0.40)
2000(a).................          19.10                0.50*               (0.20)               0.30              (0.48)
2001....................          16.66                0.38*               (2.05)              (1.67)             (0.39)
2002....................          13.94                0.19*               (1.56)              (1.37)             (0.21)
CLASS Y SHARES
2000(b).................          19.29                0.49*               (0.51)              (0.02)             (0.36)
2001....................          16.65                0.32*               (2.03)              (1.71)             (0.35)
2002....................          13.93                0.16*               (1.56)              (1.40)             (0.18)

---------------------

 (A) PRIOR TO JUNE 5, 2000, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.
 (B) FOR THE PERIOD JUNE 5, 2000 (ISSUE DATE) THROUGH DECEMBER 31, 2000. COMMENCEMENT OF OPERATIONS:
 (C)  MAY 18, 1998.
 (D)  MAY 4, 1999.
 (E)  NOVEMBER 6, 2000.
  * THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 **   INCLUDES CAPITAL GAIN DISTRIBUTION OF LESS THAN $0.001.
  + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 ++   DISTRIBUTION FROM PAID-IN-CAPITAL.
 ++   INCLUDES DISTRIBUTIONS FROM PAID-IN-CAPITAL OF $0.02.
 ++++ INCLUDES DISTRIBUTIONS FROM PAID-IN-CAPITAL OF $0.01.
  #   DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.06%.
 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD MAY 18, 1998 THROUGH DECEMBER 31, 1998 FOR GLOBAL ADVANTAGE AND S&P 500 INDEX, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.92% AND 0.83%, RESPECTIVELY, FOR GLOBAL ADVANTAGE AND 0.59% AND 1.26%, RESPECTIVELY, FOR S&P 500 INDEX.
 (4) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD JANUARY 1, 1999 THROUGH APRIL 30, 1999 FOR GLOBAL ADVANTAGE AND FOR THE PERIOD MAY 4, 1999 THROUGH NOVEMBER 4, 1999 FOR LIMITED DURATION AND AGGRESSIVE EQUITY AND FOR THE PERIOD JANUARY 1, 1999 THROUGH JANUARY 5, 1999 FOR S&P 500 INDEX AND "CAPPED" THE EXPENSES OF S&P 500 INDEX AT 0.50% OF ITS DAILY NET ASSETS FOR THE PERIOD
      JANUARY 6, 1999 THROUGH DECEMBER 31, 1999, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.77% AND 0.51%, RESPECTIVELY, FOR GLOBAL ADVANTAGE, 2.38% AND 3.07%, RESPECTIVELY, FOR LIMITED DURATION, 1.41% AND (0.02)%, RESPECTIVELY, FOR AGGRESSIVE EQUITY AND 0.48% AND 1.02%, RESPECTIVELY, FOR S&P 500 INDEX.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                         TOTAL            NET ASSET                       NET ASSETS
YEAR                            DISTRIBUTIONS          DIVIDENDS            VALUE                           END OF
ENDED                                TO                   AND              END OF           TOTAL           PERIOD
DECEMBER 31                     SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------                     -------------        -------------        ---------        -------        ----------
STRATEGIST
CLASS X SHARES
1998....................           $(1.56)               $(1.92)           $16.64           26.55%         $633,934
1999....................           --                     (0.40)            19.10           17.35           729,701
2000(a).................            (2.26)                (2.74)            16.66            1.64           701,294
2001....................            (0.66)                (1.05)            13.94          (10.18)          522,655
2002....................           --                     (0.21)            12.36           (9.89)          372,254
CLASS Y SHARES
2000(b).................            (2.26)                (2.62)            16.65           (0.02)(1)        23,375
2001....................            (0.66)                (1.01)            13.93          (10.40)           47,886
2002....................           --                     (0.18)            12.35          (10.11)           57,651

                                RATIOS TO AVERAGE
                                   NET ASSETS
                          -----------------------------
YEAR                                           NET             PORTFOLIO
ENDED                                      INVESTMENT          TURNOVER
DECEMBER 31               EXPENSES        INCOME (LOSS)          RATE
-----------               --------        -------------        ---------
STRATEGIST
CLASS X SHARES
1998....................     0.52%              2.32%               84%
1999....................     0.52               2.24               120
2000(a).................     0.52               2.68               126
2001....................     0.52               2.53               124
2002....................     0.52               1.47               124
CLASS Y SHARES
2000(b).................     0.77(2)            2.77(2)            126
2001....................     0.77               2.28               124
2002....................     0.77               1.22               124

---------------------

 (5) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES (EXCEPT FOR DISTRIBUTION FEES) AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD
      NOVEMBER 6, 2000 THROUGH DECEMBER 31, 2000 FOR INFORMATION, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.82% AND 1.98%, RESPECTIVELY, FOR CLASS X SHARES AND 2.07% AND 1.73%, RESPECTIVELY, FOR CLASS Y SHARES.
 (6) IF THE INVESTMENT MANAGER HAD NOT "CAPPED" ALL EXPENSES (EXCEPT FOR DISTRIBUTION FEES) FOR LIMITED DURATION, AT 0.50% OF ITS DAILY NET ASSETS FOR THE PERIOD JUNE 1, 2001 THROUGH DECEMBER 31, 2001 AND HAD NOT
      ASSUMED ALL EXPENSES (EXCEPT FOR DISTRIBUTION FEES) AND WAIVED ITS MANAGEMENT FEE FOR THE YEAR ENDED DECEMBER 31, 2001 FOR INFORMATION, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.65% AND 3.80%, RESPECTIVELY, FOR LIMITED DURATION
      CLASS X SHARES AND 0.90% AND 3.55%, RESPECTIVELY, FOR LIMITED DURATION CLASS Y SHARES AND 1.62% AND (0.35)%, RESPECTIVELY, FOR INFORMATION
      CLASS X SHARES AND 1.87% AND (0.60)%, RESPECTIVELY, FOR INFORMATION
      CLASS Y SHARES.

Morgan Stanley Variable Investment Series
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Morgan Stanley Variable Investment Series (the "Fund"), comprising Money Market Portfolio, Limited Duration Portfolio (formerly Short-Term Bond Portfolio), Quality Income Plus Portfolio, High Yield Portfolio, Utilities Portfolio, Income Builder Portfolio, Dividend Growth Portfolio, Global Dividend Growth Portfolio, European Growth Portfolio, Pacific Growth Portfolio, Equity Portfolio, S&P 500 Index Portfolio, Global Advantage Portfolio (formerly Competitive Edge "Best Ideas" Portfolio), Aggressive Equity Portfolio, Information Portfolio, and Strategist Portfolio (the "Portfolios") as of December 31, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting Morgan Stanley Variable Investment Series as of December 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
FEBRUARY 14, 2003

Morgan Stanley Variable Investment Series
TRUSTEE AND OFFICER INFORMATION

INDEPENDENT TRUSTEES:

                                                                                                            NUMBER OF
                                                                                                            PORTFOLIOS
                                             TERM OF                                                         IN FUND
                           POSITION(S)     OFFICE AND                                                        COMPLEX
NAME, AGE AND ADDRESS OF    HELD WITH       LENGTH OF                                                        OVERSEEN
   INDEPENDENT TRUSTEE     REGISTRANT     TIME SERVED*    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS      BY TRUSTEE**
-------------------------  -----------   ---------------  -------------------------------------------  --------------------
Michael Bozic (61)         Trustee       Since April      Retired; Director or Trustee of the Morgan                129
c/o Mayer, Brown, Rowe &                 1994             Stanley Funds and the TCW/DW Term Trusts;
Maw                                                       formerly Vice Chairman of Kmart Corporation
Counsel to the                                            (December 1998-October 2000), Chairman and
Independent Trustees                                      Chief Executive Officer of Levitz Furniture
1675 Broadway                                             Corporation (November 1995-November 1998)
New York, NY                                              and President and Chief Executive Officer
                                                          of Hills Department Stores (May 1991-July
                                                          1995); formerly variously Chairman, Chief
                                                          Executive Officer, President and Chief
                                                          Operating Officer (1987-1991) of the Sears
                                                          Merchandise Group of Sears, Roebuck & Co.
Edwin J. Garn (70)         Trustee       Since January    Director or Trustee of the Morgan Stanley                 129
c/o Summit Ventures LLC                  1993             Funds and the TCW/DW Term Trusts; formerly
1 Utah Center                                             United States Senator (R-Utah) (1974-1992)
201 S. Main Street                                        and Chairman, Senate Banking Committee
Salt Lake City, UT                                        (1980-1986); formerly Mayor of Salt Lake
                                                          City, Utah (1971-1974); formerly Astronaut,
                                                          Space Shuttle Discovery (April 12-19,
                                                          1985); Vice Chairman, Huntsman Corporation
                                                          (chemical company); member of the Utah
                                                          Regional Advisory Board of Pacific Corp.
Wayne E. Hedien (68)       Trustee       Since September  Retired; Director or Trustee of the Morgan                129
c/o Mayer, Brown, Rowe &                 1997             Stanley Funds and the TCW/DW Term Trusts;
Maw                                                       formerly associated with the Allstate
Counsel to the                                            Companies (1966-1994), most recently as
Independent Trustees                                      Chairman of The Allstate Corporation (March
1675 Broadway                                             1993-December 1994) and Chairman and Chief
New York, NY                                              Executive Officer of its wholly-owned
                                                          subsidiary, Allstate Insurance Company
                                                          (July 1989-December 1994).


NAME, AGE AND ADDRESS OF
   INDEPENDENT TRUSTEE     OTHER DIRECTORSHIPS HELD BY TRUSTEE
-------------------------  -----------------------------------
Michael Bozic (61)         Director of Weirton Steel
c/o Mayer, Brown, Rowe &   Corporation.
Maw
Counsel to the
Independent Trustees
1675 Broadway
New York, NY
Edwin J. Garn (70)         Director of Franklin Covey (time
c/o Summit Ventures LLC    management systems), BMW Bank of
1 Utah Center              North America, Inc. (industrial
201 S. Main Street         loan corporation), United Space
Salt Lake City, UT         Alliance (joint venture between
                           Lockheed Martin and the Boeing
                           Company) and Nuskin Asia Pacific
                           (multilevel marketing); member of
                           the board of various civic and
                           charitable organizations.
Wayne E. Hedien (68)       Director of The PMI Group Inc.
c/o Mayer, Brown, Rowe &   (private mortgage insurance);
Maw                        Trustee and Vice Chairman of The
Counsel to the             Field Museum of Natural History;
Independent Trustees       director of various other business
1675 Broadway              and charitable organizations.
New York, NY

Morgan Stanley Variable Investment Series
TRUSTEE AND OFFICER INFORMATION CONTINUED

                                                                                                           NUMBER OF
                                                                                                           PORTFOLIOS
                                            TERM OF                                                         IN FUND
                           POSITION(S)     OFFICE AND                                                       COMPLEX
NAME, AGE AND ADDRESS OF    HELD WITH      LENGTH OF                                                        OVERSEEN
   INDEPENDENT TRUSTEE     REGISTRANT     TIME SERVED*   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS      BY TRUSTEE**
-------------------------  -----------   --------------  -------------------------------------------  --------------------
Dr. Manuel H. Johnson      Trustee       Since July      Chairman of the Audit Committee and                       129
(53)                                     1991            Director or Trustee of the Morgan Stanley
c/o Johnson Smick                                        Funds and the TCW/DW Term Trusts; Senior
International, Inc.                                      Partner, Johnson Smick International, Inc.,
1133 Connecticut Avenue,                                 a consulting firm; Co-Chairman and a
N.W.                                                     founder of the Group of Seven Council
Washington, D.C.                                         (G7C), an international economic
                                                         commission; formerly Vice Chairman of the
                                                         Board of Governors of the Federal Reserve
                                                         System and Assistant Secretary of the U.S.
                                                         Treasury.
Michael E. Nugent (66)     Trustee       Since July      Chairman of the Insurance Committee and                   207
c/o Triumph Capital, L.P.                1991            Director or Trustee of the Morgan Stanley
237 Park Avenue                                          Funds and the TCW/DW Term Trusts;
New York, NY                                             director/trustee of various investment
                                                         companies managed by Morgan Stanley
                                                         Investment Management Inc. and Morgan
                                                         Stanley Investments LP (since July 2001);
                                                         General Partner, Triumph Capital, L.P., a
                                                         private investment partnership; formerly
                                                         Vice President, Bankers Trust Company and
                                                         BT Capital Corporation (1984-1988).


NAME, AGE AND ADDRESS OF
   INDEPENDENT TRUSTEE     OTHER DIRECTORSHIPS HELD BY TRUSTEE
-------------------------  -----------------------------------
Dr. Manuel H. Johnson      Director of NVR, Inc. (home
(53)                       construction); Chairman and Trustee
c/o Johnson Smick          of the Financial Accounting
International, Inc.        Foundation (oversight organization
1133 Connecticut Avenue,   of the Financial Accounting
N.W.                       Standards Board).
Washington, D.C.
Michael E. Nugent (66)     Director of various business
c/o Triumph Capital, L.P.  organizations.
237 Park Avenue
New York, NY

Morgan Stanley Variable Investment Series
TRUSTEE AND OFFICER INFORMATION CONTINUED

INTERESTED TRUSTEES:

                                                      TERM OF
                                POSITION(S)         OFFICE AND
NAME, AGE AND ADDRESS OF         HELD WITH           LENGTH OF
   INTERESTED TRUSTEE           REGISTRANT         TIME SERVED*    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------   -------------------   ---------------  -------------------------------------------
Charles A. Fiumefreddo      Chairman of the       Since July 1991  Chairman and Director or Trustee of the
(69)                        Board and Trustee                      Morgan Stanley Funds and the TCW/DW Term
c/o Morgan Stanley Trust                                           Trusts; formerly Chairman, Chief Executive
Harborside Financial                                               Officer and Director of the Investment
Center,                                                            Manager, the Distributor and Morgan Stanley
Plaza Two,                                                         Services, Executive Vice President and
Jersey City, NJ                                                    Director of Morgan Stanley DW, Chairman and
                                                                   Director of the Transfer Agent, and
                                                                   Director and/or officer of various Morgan
                                                                   Stanley subsidiaries (until June 1998) and
                                                                   Chief Executive Officer of the Morgan
                                                                   Stanley Funds and the TCW/DW Term Trusts
                                                                   (until September 2002).
James F. Higgins (54)       Trustee               Since June 2000  Senior Advisor of Morgan Stanley (since
c/o Morgan Stanley Trust                                           August 2000); Director of the Distributor
Harborside Financial                                               and Dean Witter Realty Inc.; Director or
Center,                                                            Trustee of the Morgan Stanley Funds and the
Plaza Two,                                                         TCW/DW Term Trusts (since June 2000);
Jersey City, NJ                                                    previously President and Chief Operating
                                                                   Officer of the Private Client Group of
                                                                   Morgan Stanley (May 1999-
                                                                   August 2000), President and Chief Operating
                                                                   Officer of Individual Securities of Morgan
                                                                   Stanley (February 1997-
                                                                   May 1999).
Philip J. Purcell (59)      Trustee               Since April      Director or Trustee of the Morgan Stanley
1585 Broadway                                     1994             Funds and the TCW/DW Term Trusts; Chairman
New York, NY                                                       of the Board of Directors and Chief
                                                                   Executive Officer of Morgan Stanley and
                                                                   Morgan Stanley DW; Director of the
                                                                   Distributor; Chairman of the Board of
                                                                   Directors and Chief Executive Officer of
                                                                   Novus Credit Services Inc.; Director and/or
                                                                   officer of various Morgan Stanley
                                                                   subsidiaries.

                                NUMBER OF
                                PORTFOLIOS
                                 IN FUND
                                 COMPLEX
NAME, AGE AND ADDRESS OF         OVERSEEN
   INTERESTED TRUSTEE          BY TRUSTEE**      OTHER DIRECTORSHIPS HELD BY TRUSTEE
-------------------------  --------------------  -----------------------------------
Charles A. Fiumefreddo                  129      None
(69)
c/o Morgan Stanley Trust
Harborside Financial
Center,
Plaza Two,
Jersey City, NJ
James F. Higgins (54)                   129      None
c/o Morgan Stanley Trust
Harborside Financial
Center,
Plaza Two,
Jersey City, NJ
Philip J. Purcell (59)                  129      Director of American Airlines, Inc.
1585 Broadway                                    and its parent company, AMR
New York, NY                                     Corporation.

----------------------------

   * EACH TRUSTEE SERVES AN INDEFINITE TERM, UNTIL HIS OR HER SUCCESSOR IS ELECTED.
  ** THE FUND COMPLEX INCLUDES ALL OPEN AND CLOSED-END FUNDS (INCLUDING ALL OF THEIR PORTFOLIOS) ADVISED BY MORGAN STANLEY INVESTMENT ADVISORS INC. AND ANY FUNDS THAT HAVE AN INVESTMENT ADVISOR THAT IS AN AFFILIATED PERSON OF MORGAN STANLEY INVESTMENT ADVISORS INC. (INCLUDING BUT NOT LIMITED TO, MORGAN STANLEY INVESTMENT MANAGEMENT INC., MORGAN STANLEY INVESTMENTS LP AND VAN KAMPEN ASSET MANAGEMENT INC.).

Morgan Stanley Variable Investment Series
TRUSTEE AND OFFICER INFORMATION CONTINUED

OFFICERS:

                                                                                        TERM OF
                                                 POSITION(S)                          OFFICE AND
     NAME, AGE AND ADDRESS OF                     HELD WITH                            LENGTH OF
         EXECUTIVE OFFICER                       REGISTRANT                          TIME SERVED*
-----------------------------------  -----------------------------------  -----------------------------------
Mitchell M. Merin (49)               President and Chief Executive        President since May 1999 and Chief
1221 Avenue of the Americas          Officer                              Executive Officer since September
New York, NY                                                              2002
Barry Fink (47)                      Vice President, Secretary and        Since February 1997
1221 Avenue of the Americas          General Counsel
New York, NY
Thomas F. Caloia (56)                Treasurer                            Since April 1989
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ
Ronald E. Robison (63)               Vice President                       Since October 1998
1221 Avenue of the Americas
New York, NY
Joseph J. McAlinden (59)             Vice President                       Since July 1995
1221 Avenue of the Americas
New York, NY
Francis Smith (37)                   Vice President and Chief Financial   Since September 2002
c/o Morgan Stanley Trust             Officer
Harborside Financial Center,
Plaza Two,
Jersey City, NJ


     NAME, AGE AND ADDRESS OF
         EXECUTIVE OFFICER           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------------  -------------------------------------------
Mitchell M. Merin (49)               President and Chief Operating Officer of
1221 Avenue of the Americas          Morgan Stanley Investment Management (since
New York, NY                         December 1998); President, Director (since
                                     April 1997) and Chief Executive Officer
                                     (since June 1998) of the Investment Manager
                                     and Morgan Stanley Services; Chairman,
                                     Chief Executive Officer and Director of the
                                     Distributor (since June 1998); Chairman
                                     (since June 1998) and Director (since
                                     January 1998) of the Transfer Agent;
                                     Director of various Morgan Stanley
                                     subsidiaries; President (since May 1999)
                                     and Chief Executive Officer (since
                                     September 2002) of the Morgan Stanley Funds
                                     and TCW/DW Term Trusts; Trustee of various
                                     Van Kampen investment companies (since
                                     December 1999); previously Chief Strategic
                                     Officer of the Investment Manager and
                                     Morgan Stanley Services and Executive Vice
                                     President of the Distributor (April
                                     1997-June 1998), Vice President of the
                                     Morgan Stanley Funds (May 1997-April 1999),
                                     and Executive Vice President of Morgan
                                     Stanley.
Barry Fink (47)                      General Counsel (since May 2000) and
1221 Avenue of the Americas          Managing Director (since December 2000) of
New York, NY                         Morgan Stanley Investment Management;
                                     Managing Director (since December 2000),
                                     and Secretary and General Counsel (since
                                     February 1997) and Director (since July
                                     1998) of the Investment Manager and Morgan
                                     Stanley Services; Assistant Secretary of
                                     Morgan Stanley DW; Vice President,
                                     Secretary and General Counsel of the Morgan
                                     Stanley Funds and TCW/DW Term Trusts (since
                                     February 1997); Vice President and
                                     Secretary of the Distributor; previously,
                                     Senior Vice President, Assistant Secretary
                                     and Assistant General Counsel of the
                                     Investment Manager and Morgan Stanley
                                     Services.
Thomas F. Caloia (56)                Executive Director (since December 2002)
c/o Morgan Stanley Trust             and Assistant Treasurer of the Investment
Harborside Financial Center,         Manager, the Distributor and Morgan Stanley
Plaza Two,                           Services; previously First Vice President
Jersey City, NJ                      of the Investment Manager, the Distributor
                                     and Morgan Stanley Services; Treasurer of
                                     the Morgan Stanley Funds.
Ronald E. Robison (63)               Managing Director, Chief Administrative
1221 Avenue of the Americas          Officer and Director (since February 1999)
New York, NY                         of the Investment Manager and Morgan
                                     Stanley Services and Chief Executive
                                     Officer and Director of the Transfer Agent;
                                     previously Managing Director of the TCW
                                     Group Inc.
Joseph J. McAlinden (59)             Managing Director and Chief Investment
1221 Avenue of the Americas          Officer of the Investment Manager, Morgan
New York, NY                         Stanley Investment Management Inc. and
                                     Morgan Stanley Investments LP; Director of
                                     the Transfer Agent, Chief Investment
                                     Officer of the Van Kampen Funds.
Francis Smith (37)                   Vice President and Chief Financial Officer
c/o Morgan Stanley Trust             of the Morgan Stanley Funds and the TCW/DW
Harborside Financial Center,         Term Trusts (since September 2002);
Plaza Two,                           Executive Director of the Investment
Jersey City, NJ                      Manager and Morgan Stanley Services (since
                                     December 2001); previously Vice President
                                     of the Investment Manager and Morgan
                                     Stanley Services (August 2000-November
                                     2001), Senior Manager at
                                     PricewaterhouseCoopers LLP (January
                                     1998-August 2000) and Associate-Fund
                                     Administration at BlackRock Financial
                                     Management (July 1996-December 1997).

----------------------------

   * EACH OFFICER SERVES AN INDEFINITE TERM, UNTIL HIS OR HER SUCCESSOR IS ELECTED.

                                    Trustees
          ------------------------------------------------------------

          Michael Bozic                               James F. Higgins
          Charles A. Fiumefreddo                 Dr. Manuel H. Johnson
          Edwin J. Garn                              Michael E. Nugent
          Wayne E. Hedien                            Philip J. Purcell

                                    Officers
          ------------------------------------------------------------
                             Charles A. Fiumefreddo
                             CHAIRMAN OF THE BOARD

                               Mitchell M. Merin
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                   Barry Fink
                 VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL

                              Joseph J. McAlinden
                                 VICE PRESIDENT

                               Ronald E. Robison
                                 VICE PRESIDENT

                                Thomas F. Caloia
                                   TREASURER

                                 Francis Smith
                   VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

                                 Transfer Agent
                ------------------------------------------------
                              Morgan Stanley Trust
                     Harborside Financial Center--Plaza Two
                         Jersey City, New Jersey 07311

                              Independent Auditors
                ------------------------------------------------
                             Deloitte & Touche LLP
                           Two World Financial Center
                            New York, New York 10281

                               Investment Manager
          ------------------------------------------------------------
                    Morgan Stanley Investment Advisors Inc.
                          1221 Avenue of the Americas
                            New York, New York 10020

                                  Sub-Advisor
                (European Growth and Pacific Growth Portfolios)
          ------------------------------------------------------------
                   Morgan Stanley Investment Management Inc.
                          1221 Avenue of the Americas
                            New York, New York 10020

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.

#40113A